April 25, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington  DC  50549

RE:  Midland National Life Separate Account A
     File Number 333-58300

Commissioners:

Enclosed for filing is a copy of Post-Effective Amendment Number 10 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485 and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill & Brennan, LLP at 202-283-0126.



/s/

Terri Silvius
Director - Compliance
Variable Operations



cc:       Frederick R. Bellamy
          Sutherland Asbill & Brennan LLP


                                                       As filed with the Securities and Exchange Commission on April 26, 2006

=============================================================================================================================

                                                                                              Registration File No. 333-58300
                                                                                                                    811-05271

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                       [   ]

                      PRE-EFFECTIVE AMENDMENT NO. __ _                                                                   [   ]

                    POST-EFFECTIVE AMENDMENT NO. _10__                                                                   [ X ]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                                                                             [   ]

                          AMENDMENT NO. ___85____                                                                        [ X ]

                        (Check appropriate box or boxes.)

                    Midland National Life Separate Account A
                           (Exact name of registrant)

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                               (Name of depositor)
                                One Midland Plaza
                      Sioux Falls, South Dakota 57193-9991
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (605) 335-5700

       Steve Horvat, Chief Legal Officer                                Copy to:
    Midland National Life Insurance Company                    Frederick R. Bellamy, Esq.
               One Midland Plaza                            Sutherland Asbill & Brennan LLP
      Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
    (Name and address of agent for service)                    Washington, DC 20004-2415

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

 It is proposed that this filing will become effective (check appropriate box):

 |_|  immediately upon filing pursuant to paragraph (b)

 |X|  on May 1, 2006  pursuant to paragraph (b)

 |_|  60 days after filing pursuant to paragraph (a)(i)

 |_|  on pursuant to paragraph (a)(i) of Rule 485

 If appropriate check the following box:

 |_|  This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

                      Title of Securities Being Registered:
    Interests in Individual Flexible Premium Variable Life Insurance Policies


                         ADVISOR VARIABLE UNIVERSAL LIFE
            Flexible Premium Variable Universal Life Insurance Policy
               Issued By: Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
                   (605) 335-5700 (telephone) o (800) 272-1642
                              (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
                 o (605) 335-3621 (facsimile for administrative
                   requests) through the Midland National Life
                               Separate Account A

Advisor Variable Universal Life (the "policy") provides a life insurance policy issued by Midland National Life Insurance Company. The policy:

      o provides insurance coverage with flexibility in death benefits and premiums;

      o pays a death benefit if the Insured person dies while the policy is still inforce;

      o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

      o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.
You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.        A I M Variable Insurance Funds
2.        Alger American Fund,

3.        American Century Variable Portfolios, Inc.,
4.        Fidelity's Variable Insurance Products Fund,
5.        Goldman Sachs Variable Insurance Trust,
6.        Lord Abbett Series Fund, Inc.,
7.        MFS(R)Variable Insurance Trusts,
8.        Neuberger Berman AMT Portfolios
9.        PIMCO Variable Insurance Trust and
10.       Premier VIT, and
11.       Van Eck Worldwide Insurance Trust



You can choose among the forty-one investment divisions listed on the following page.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2006


                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS


AIM V.I. Financial Services Fund                                 Fidelity VIP Investment Grade Bond Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


AIM V.I. Global Health Care Fund                                 Fidelity VIP MidCap Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


Alger American Growth Portfolio                                  Fidelity VIP Money Market Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


Alger American Leveraged AllCap Portfolio                        Fidelity VIP Overseas Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


Alger American Mid-Cap Growth Portfolio                          Goldman Sachs VIT Structured Small Cap Equity Fund

---------------------------------------------------------------- -------------------------------------------------------------


Alger American Small Capitalization Portfolio                    Lord Abbett Series Fund, Inc. Growth and Income Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


American Century VP Balanced Fund                                Lord Abbett Series Fund, Inc. International Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


American Century VP Capital Appreciation Fund                    Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


American Century VP Income & Growth Fund                         MFS VIT Emerging Growth Series

---------------------------------------------------------------- -------------------------------------------------------------


American Century VP International Fund                           MFS VIT Investors Trust Series

---------------------------------------------------------------- -------------------------------------------------------------


American Century VP Value Fund                                   MFS VIT New Discovery Series

---------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Asset Manager Portfolio                             MFS VIT Research Series

---------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Asset Manager: Growth Portfolio                     Neuberger Berman AMT Regency Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Balanced Portfolio                                  PIMCO VIT High Yield Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Contrafund(R)Portfolio                               PIMCO VIT Low Duration Portfolio

---------------------------------------------------------------- -------------------------------------------------------------

                                                                 PIMCO VIT Real Return Portfolio
Fidelity VIP Equity-Income Portfolio

---------------------------------------------------------------- -------------------------------------------------------------

                                                                 PIMCO VIT Total Return Portfolio
Fidelity VIP Growth & Income Portfolio

---------------------------------------------------------------- -------------------------------------------------------------

                                                                 Premier VIT OpCap SmallCap Portfolio
Fidelity VIP Growth Opportunities Portfolio

---------------------------------------------------------------- -------------------------------------------------------------

                                                                 Van Eck Worldwide Hard Assets Fund
Fidelity VIP Growth Portfolio

---------------------------------------------------------------- -------------------------------------------------------------

                                                                 Van Eck Worldwide Real Estate Fund
Fidelity VIP High Income Portfolio

---------------------------------------------------------------- -------------------------------------------------------------


Fidelity VIP Index 500 Portfolio

---------------------------------------------------------------- -------------------------------------------------------------

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.


                                TABLE OF CONTENTS


TABLE OF CONTENTS...........................................................................................................5
POLICY BENEFITS / RISKS SUMMARY.............................................................................................8
      POLICY BENEFITS.......................................................................................................8
            Death Benefits..................................................................................................8
            Flexible Premium Payments.......................................................................................8
            No Lapse Guarantee Premium......................................................................................8
            Benefits of the Policy Fund.....................................................................................8
            Tax Benefits....................................................................................................9
            Policy Illustrations............................................................................................9
            Additional Benefits............................................................................................10
            Your Right to Examine This Policy..............................................................................10
      POLICY RISKS.........................................................................................................10
            Investment Risk................................................................................................10
            Surrender Charge Risk..........................................................................................10
            Withdrawing Money..............................................................................................10
            Risk of Lapse..................................................................................................10
            Tax Risks......................................................................................................11
            Risk of Increases in Charges...................................................................................11
            Portfolio Risks................................................................................................11
FEE TABLE..................................................................................................................12
SUMMARY OF ADVISOR VARIABLE UNIVERSAL LIFE.................................................................................16
      DEATH BENEFIT OPTIONS................................................................................................16
      FLEXIBLE PREMIUM PAYMENTS............................................................................................16
      INVESTMENT CHOICES...................................................................................................17
      YOUR POLICY FUND.....................................................................................................17
            Transfers......................................................................................................17
            Policy Loans...................................................................................................18
            Withdrawing Money..............................................................................................18
            Surrendering Your Policy.......................................................................................18
      DEDUCTIONS AND CHARGES...............................................................................................18
            Deductions From Your Premiums..................................................................................18
            Deductions From Your Policy Fund...............................................................................18
            Surrender Charge...............................................................................................19
      ADDITIONAL INFORMATION ABOUT THE POLICIES............................................................................19
            Your Policy Can Lapse..........................................................................................20
            Correspondence and Inquiries...................................................................................20
            State Variations...............................................................................................21
            Tax-Free "Section 1035" Exchanges..............................................................................21
DETAILED INFORMATION ABOUT advisor VARIABLE UNIVERSAL LIFE.................................................................21
      INSURANCE FEATURES...................................................................................................21
            How the Policies Differ From Whole Life Insurance..............................................................21
            Application for Insurance......................................................................................22
            Death Benefit..................................................................................................22
            Notice and Proof of Death......................................................................................23
            Payment of Death Benefits......................................................................................23
            Maturity Benefit...............................................................................................23
            Changes In Advisor Variable Universal Life.....................................................................23
            Changing The Face Amount of Insurance..........................................................................24
            Changing Your Death Benefit Option.............................................................................25
            When Policy Changes Go Into Effect.............................................................................25
            Flexible Premium Payments......................................................................................25
            Allocation of Premiums.........................................................................................27
            Additional Benefits............................................................................................27
      SEPARATE ACCOUNT INVESTMENT CHOICES..................................................................................31
            Our Separate Account And Its Investment Divisions..............................................................31
            The Funds......................................................................................................32
            Investment Policies Of The Portfolios..........................................................................32
            Effects of Market Timing.......................................................................................37
            Charges In The Funds...........................................................................................37
      USING YOUR POLICY FUND...............................................................................................37
            The Policy Fund................................................................................................38
            Amounts In Our Separate Account................................................................................38
            How We Determine The Accumulation Unit Value...................................................................38
            Policy Fund Transactions.......................................................................................39
            Transfer Of Policy Fund........................................................................................39
            Transfer Limitations...........................................................................................40
            Dollar Cost Averaging..........................................................................................42
            Enhanced Dollar Cost Averaging (EDCA)..........................................................................43
            Portfolio Rebalancing..........................................................................................43
            Automatic Distribution Option..................................................................................44
            Policy Loans...................................................................................................44
            Withdrawing Money From Your Policy Fund........................................................................46
            Surrendering Your Policy.......................................................................................47
THE GENERAL ACCOUNT........................................................................................................47
      DEDUCTIONS AND CHARGES...............................................................................................49
            Deductions From Your Premiums..................................................................................49
            Charges Against The Separate Account...........................................................................49
            Monthly Deductions From Your Policy Fund.......................................................................49
            Transaction Charges............................................................................................51
            How Policy Fund Charges Are Allocated..........................................................................51
            Surrender Charge...............................................................................................52
            Waiver of Surrender Charge Option..............................................................................53
TAX EFFECTS................................................................................................................54
      INTRODUCTION.........................................................................................................54
      TAX STATUS OF THE POLICY.............................................................................................54
      TAX TREATMENT OF POLICY BENEFITS.....................................................................................55
            In General.....................................................................................................55
            Modified Endowment Contracts...................................................................................55
            Distributions Other Than Death Benefits from Modified Endowment Contracts......................................56
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts................56
            Investment in the Policy.......................................................................................56
            Policy Loans...................................................................................................56
            Treatment of the Benefit Extension Rider.......................................................................57
            Withholding....................................................................................................57
            Life Insurance Purchases by Residents of Puerto Rico...........................................................57
            Life Insurance Purchases by Nonresident Aliens and Foreign Corporations........................................57
            Multiple Policies..............................................................................................58
            Continuation of Policy Beyond Age 100..........................................................................58
            Business Uses of Policy........................................................................................58
            Non-Individual Owners and Business Beneficiaries of Policies...................................................58
            Split-Dollar Arrangements......................................................................................58
            Alternative Minimum Tax........................................................................................59
            Estate, Gift, and Generation-Skipping Transfer Tax Considerations..............................................59
            Economic Growth and Tax Relief Reconciliation Act of 2001......................................................59
            Possible Tax Law Changes.......................................................................................60
            Our Income Taxes...............................................................................................60
ADDITIONAL INFORMATION ABOUT THE POLICIES..................................................................................60
      YOUR RIGHT TO EXAMINE THIS POLICY....................................................................................60
      YOUR POLICY CAN LAPSE................................................................................................61
      YOU MAY REINSTATE YOUR POLICY........................................................................................61
      POLICY PERIODS AND ANNIVERSARIES.....................................................................................61
      MATURITY DATE........................................................................................................62
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT............................................................................62
      CHANGING THE SEPARATE ACCOUNT........................................................................................62
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY..........................................................................63
      YOUR PAYMENT OPTIONS.................................................................................................64
            Lump Sum Payments..............................................................................................64
            Optional Payment Methods.......................................................................................64
      YOUR BENEFICIARY.....................................................................................................65
      ASSIGNING YOUR POLICY................................................................................................65
      WHEN WE PAY PROCEEDS FROM THIS POLICY................................................................................65
      CHANGE OF ADDRESS NOTIFICATION.......................................................................................66
      YOUR VOTING RIGHTS AS AN OWNER.......................................................................................66
      DISTRIBUTION OF THE POLICIES.........................................................................................67
      LEGAL PROCEEDINGS....................................................................................................68
      FINANCIAL STATEMENTS.................................................................................................69
ILLUSTRATIONS..............................................................................................................69
DEFINITIONS................................................................................................................81


                         POLICY BENEFITS / RISKS SUMMARY

In this prospectus, "Midland National", "We", "Our", "Us" and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy. In this prospectus, these words and phrases are generally in bold-face type.

This summary describes the policy's important risks and benefits. The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefits
Advisor Variable Universal Life is life insurance on the Insured person. If the policy is inforce, We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 22.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no-lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however, under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 25.

No-Lapse Guarantee Premium
During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. See "Premium Provisions During The No Lapse Guarantee Period" on page 26.


Benefits of the Policy Fund

o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of Your net cash surrender value (the policy fund minus any surrender charge and minus any policy debt) in the first policy year and 90% of Your net cash surrender value in subsequent policy years. See "Withdrawing Money From Your Policy Fund" on page 46. There may be tax consequences for making a partial withdrawal. See "TAX EFFECTS" on page 54.
o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge and minus any policy debt. If You purchase the Waiver of Surrender Charges Option, there will not be a surrender charge. There may be tax consequences for surrendering Your policy. See "Surrendering Your Policy" on page 47. See "TAX EFFECTS" on page 54.
o Policy Loans. You may borrow Your net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 44. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 54.
o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 39.
o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 42.
o Enhanced Dollar Cost Averaging (EDCA). By current Company practice, We will pay an effective annual interest rate of 10% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. See "Enhanced Dollar Cost Averaging (EDCA)" on page 43.
o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 43.
o Automatic Distribution Option. You can elect to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual or annual basis by filling out one form, and We will automatically process the necessary withdrawals and loans. See "Automatic Distribution Option" on page 44.


Tax Benefits
We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy funds (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


See "Tax Risks" on page 11 and "TAX EFFECTS" on page 54. You should consult with and rely on a qualified tax advisor for assistance in all policy related tax matters.


Policy Illustrations

There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions. You should receive a personalized illustration that reflects Your particular circumstances. These hypothetical illustrations should help You to:

      o understand the long-term effects of different levels of investment performance,

      o     understand the charges and deductions under the policy, and

      o     compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the annual premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years. Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values. Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.


Additional Benefits
Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o   Waiver of Charges Rider                o   Waiver of Surrender Charge Option
o   Flexible Disability Benefit Rider      o   Guaranteed Insurability Rider
o   Accidental Death Benefit Rider         o   Living Needs Rider
o   Children's Insurance Rider             o   Extended Maturity Option
o   Family Insurance Rider                 o   Benefit Extension Rider

Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy for any reason. See "Your Right To Examine this Policy" on page 60.


POLICY RISKS

Investment Risk
Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your policy fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your policy fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees the policy fund allocated to the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period prior to the 15th policy year after the date of issue or an increase in face amount, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value, especially if You surrender Your policy in the first few policy years. See "Surrender Charge" on page 52. Taxes and a tax penalty may apply.

This policy does allow for You to purchase a waiver of surrender charge option at the time You apply for the policy. If this waiver of surrender charge option is selected, You will not have any surrender charges deducted as a result of a lapse or surrender in any policy year. See "Waiver of Surrender Charge Option" on page 53.


Withdrawing Money
If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year. The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply.

Risk of Lapse
Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.


      o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the no lapse guarantee premium amount requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 26. Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page
            20. Taxes and a tax penalty may apply.

      o Policy Loans. Your loan may affect whether Your policy remains inforce. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. For more details see "Policy Loans" on page 44. Taxes and a tax penalty may apply.

      o Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge. However, if You purchase the Waiver of surrender charge option at the time You apply for this policy, there will not be any surrender charges deducted at the time of lapse.

Tax Risks
In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its policy value (the policy fund) is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the Benefit Extension Rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.


See "TAX EFFECTS" on page 54. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Risk of Increases in Charges
Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You make premium payments, take cash withdrawals, surrender the policy, exercise certain riders, or transfer policy funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                          Amount Deductedi
                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service       Upon receipt of a premium      $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                payment where Civil Service    premium payment.              premium payment.
                                      Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Chargeii                    At the time of surrender or    $3.60 up to $32.81 in the     $3.60 up to $32.81 in the
(Deferred Sales Charge)               lapse that occurs (a) during   first policy year per $1,000  first policy year per $1,000
                                      the first 15 policy years, or  of face amount.iii            of face amount.iii
Minimum and Maximum                   (b) during the first 15 policy
                                      years following any increase
                                      in face amount.
Charge for a male insured issue age   At the time of surrender or    $9.85 per $1,000 of face      $9.85 per $1,000 of face
40 in the nonsmoker premium class     lapse that occurs (a) during   amount.                       amount.
in the first policy year              the first 15 policy years, or
                                      (b) during the first 15 policy
                                      years following any increase
                                      in face amount.
-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge             Upon partial withdrawal.       Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first    withdrawal after the first one
                                                                     one in any policy year.       in any policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                         Upon transfer of any money     $25 on each transfer after    $0 on all transfers.
                                      from the investment            the 12th transfer in any one
                                      divisions or the General       policy year.
                                      Account.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
-----------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                    At the time a benefit is paid             $500.00                      $200.00 iv
                                      out.
-----------------------------------------------------------------------------------------------------------------------------------



The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                        Periodic Fees Related to Owning the Policy Other Than Portfolio Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------

                Charge                    When Charge Is Deducted                          Amount Deductedi

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Deductionv          On the policy date and on      $0.06 up to $83.33 per        If the initial specified face
                                      every monthly anniversary.     $1,000 of net amount at       amount is greater than or
Minimum and Maximum                                                  riskvi  per month.            equal to $100,000 but less
                                                                                                   than or equal to $999,999 the
The current charge (as shown)                                                                      charges vary from  $0.05 up
varies depending on Your initial                                                                   to $34.29 per $1,000 of net
specified face amount of insurance.                                                                amount at risk per month

                                                                                                   If the initial specified face
                                                                                                   amount is greater than or
                                                                                                   equal to $1,000,000 the
                                                                                                   charges vary from $0.05 up to
                                                                                                   $27.72 per $1,000 of net
                                                                                                   amount at risk per month.


Charges for a male Insured issue      On the policy date and on      $0.20 per $1,000 of net       $0.19 per $1,000 of net
age 40 in the nonsmoker premium       every monthly anniversary.     amount at risk per month.     amount at risk per month.
class in the first policy year with
an initial specified face amount of
$200,000.
-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                        On the policy date and on      $10 per month in all policy   $10 per month in all policy
                                      every monthly anniversary.     years.                        years.

-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk            On each day the policy         Annual rate of 1.40% of the   Annual rate of 1.40% of the
Charge                                remains inforce.               policy Separate Account       policy Separate Account
                                                                     assets in all policy years.   assets in policy years 1 - 20
                                                                                                   and 0.25% thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spreadvii               On policy anniversary or       4.50% (annually) in policy    2.00% (annually) in policy
                                      earlier, as applicable.viii    years 1-5; 0.00% (annually)   years 1-5; 0.00% (annually)
                                                                     thereafter.vii                thereafter.vii
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesix
-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider        On rider policy date and       $0.03 up to $0.09 per month   $0.03 up to $0.09 per month
                                      each monthly anniversary       per $1,000 of Accidental      per $1,000 of Accidental
Minimum and Maximum                   thereafter.                    Death Benefit selected.       Death Benefit selected.

Charge for a male Insured attained    On rider policy date and       $0.08 per month per $1,000    $0.08 per month per $1,000
age 40 in the nonsmoker premium       each monthly anniversary       of Accidental Death Benefit.  of Accidental Death Benefit.
class in the first policy year        thereafter.
following the rider policy date
-----------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider            On rider policy date and       $0.52 per month per $1,000    $0.52 per month per $1,000
                                      each monthly anniversary       of Children's Insurance       of Children's Insurance
                                      thereafter.                    benefit.x                     benefit.
-----------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                On rider policy date and       $1.72 per month per unit of   $1.72 per month per unit of
                                      each monthly anniversary       Family Insurance Rider.xi     Family Insurance Rider.
                                      thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider     On rider policy date and       $0.27 up to $0.80 per month   $0.27 up to $0.80 per month
                                      each monthly anniversary       per $10 of monthly benefit.   per $10 of monthly benefit.
                                      thereafter until the policy
Minimum and Maximum                   anniversary on which the
                                      Insured reaches attained age
                                      60.

Charge for a male Insured issue age   On rider policy date and       $0.50 per month per $10 of    $0.50 per month per $10 of
40 in the nonsmoker premium class.    each monthly anniversary       monthly benefit.              monthly benefit.
                                      thereafter until the policy
                                      anniversary on which the
                                      Insured reaches attained age
                                      60.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider         On rider policy date and       $0.05 up to $0.17 per month   $0.05 up to $0.17 per $1,000
                                      each monthly anniversary       per $1,000 of Guaranteed      of Guaranteed Insurability
                                      thereafter.                    Insurability benefit elected. benefit elected.
Minimum and Maximum
Charge for a male Insured issue age   On rider policy date and       $0.13 per month per $1,000    $0.13 per month per $1,000
30 in the nonsmoker premium class     each monthly anniversary       of Guaranteed Insurability    of Guaranteed Insurability
                                      thereafter.                    benefit elected.              benefit elected.
-----------------------------------------------------------------------------------------------------------------------------------
Disability Waiver Benefit Rider       On rider policy date and       $0.01 up to $0.12 per month   $0.01 up to $0.12 per month
                                      each monthly anniversary       per $1,000 of face amount.    per $1,000 of face amount.
                                      thereafter.
Minimum and Maximum
Charge for a male Insured issue age   On rider policy date and       $0.02 per month per $1,000    $0.02 per month per $1,000
40 in the nonsmoker premium class     each monthly anniversary       of face amount.               of face amount.
in the first policy year              thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Surrender Charge            On the policy date and each    $0.03 per month per $1,000    $0.03 per month per $1,000
Option                                monthly anniversary            of face amount in policy      of face amount in policy
                                      thereafter during the first 15 years 1 thru 15.              years 1 thru 15.
                                      policy years.
-----------------------------------------------------------------------------------------------------------------------------------

i Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges may be somewhat higher or lower.

ii The surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

iii These charges decrease gradually in policy years 2 through 15 to $0.00 for policy years 16 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iv Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

v The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance deduction applicable to Your policy. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.

vi As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

vii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

viii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death.

ix Charges for these riders may vary based on the policy duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

x Regardless of the number of children or their age, up to age 21.

xi Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your policy as well as $1,000 of term insurance for each of the Insured's children.


The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ----- ---------------------

                                                                                 Lowest                     Highest
------------------------------------------------------------------------- --------------------- ----- ---------------------
Total Annual Portfolio Operating Expenses1
(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees),

and other expenses)                                                              0.10%           -           2.16%

------------------------------------------------------------------------- --------------------- ----- ---------------------

Net Annual Portfolio Operating Expenses After Contractual Waivers and
Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other

expenses)                                                                        0.10%           -           1.36%

------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2005. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that requires a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the fiscal year ending December 31, 2006.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the fund or portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

For information concerning compensation paid for the sale of the policies, see "Distribution of the Policies" on page 67.

                   SUMMARY OF ADVISOR VARIABLE UNIVERSAL LIFE

DEATH BENEFIT OPTIONS

Advisor Variable Universal Life provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 22.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.



You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the no lapse guarantee premium requirement described in "Premium Provisions During The No Lapse Guarantee Period" on page 26.


INVESTMENT CHOICES


You may allocate Your policy fund to up to ten of the 41 available investment divisions.

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 47.

For more information, see "The Funds" on page 32.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct any per premium expenses as described in the "Deductions From Your Premiums" section on page 49 and the first monthly deduction as described in "Monthly Deductions From Your Policy Fund" on page 49. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,

      o deductions for the cost of insurance, additional benefits and other charges,

      o     the investment performance of Your chosen investment divisions,

      o     interest earned on amounts allocated to the General Account,

      o     the impact of loans, and

      o     the impact of partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 38.


Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 39. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.


Policy Loans

You may borrow Your net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 44. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 54.


Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 46. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 54. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. Taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 47. See "TAX EFFECTS" on page 54. If You purchase the Waiver of Surrender Charges Option, there will not be a surrender charge. See "Waiver of Surrender Charge Option" on page 53.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

If You elect to pay premiums by Civil Service Allotment, We deduct a 46(cent) (forty-six cents) service charge from each bi-weekly premium payment. See "Deductions From Your Premiums" on page 49.


Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund monthly. These are:

      o     an expense charge of $10.00

      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

      o     charges for additional benefits.

In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a policy year or

      o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Policy Fund" on page 49.


We also deduct a daily charge at an annual rate of 1.40% of the assets in every investment division. We currently intend to reduce this charge to 0.25% after the 20th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period (this period is the earlier of 15 years or attained age of 95). If You keep this policy inforce for the surrender charge period, then You will not incur a surrender charge on the original face amount of insurance. As explained in the sections entitled "Surrender Charge" on page 52 a face amount increase will result in a new 15 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the Insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of the surrender charge period (this period is the earlier of 15 policy years after date of issue or an increase in face amount, or attained age 95). For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $8.13 per $1,000 of face amount, but a male with an issue age of 65 and a class of preferred nonsmoker will have a first year surrender charge of $22.90 per $1,000 of face amount. The maximum first year surrender charge for all ages, sexes, and classes is $32.81 per $1,000 of face amount. The $32.81 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement which specifies a new surrender charge and a new 15 year surrender charge period for the amount of the increase. See "Surrender Charge" on page 52 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page 61.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


You may send correspondence and transaction requests to Us at Our Executive Office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number may not be considered received in Our Executive Office. Some examples of administrative requests would be:


o         Partial withdrawals
o         Ownership changes
o         Beneficiary changes
o         Collateral Assignments
o         Address changes
o         Loan/Surrender requests
o         Request for general policy information.


If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number may not be considered received in Our Executive Office. Some examples of transaction requests would be:

o         Transfers among funds
o         Fund or General Account additions/deletions
o         Premium allocation changes
o         Monthly deduction changes
o         Dollar Cost Averaging set-up
o         Rebalancing set-up

The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations
Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise). You should consult with and rely upon a tax advisor if You are considering a policy exchange. See "TAX EFFECTS" on page 54.


           DETAILED INFORMATION ABOUT ADVISOR VARIABLE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Advisor Variable Universal Life policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance
Advisor Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Advisor Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. The policy also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Advisor Variable Universal Life is a "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit
As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the Insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

      o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.


Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than or equal to the premiums required under the no lapse guarantee premium provision as described in "Premium Provisions During The No Lapse Guarantee Period" on page 26.


Under both options, federal tax law may require a greater benefit. The guideline minimum death benefit is the minimum death benefit Your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code. The policy has two death benefit qualification tests - the cash value accumulation test and the guideline minimum premium test. You must choose a test on Your application and, once chosen, You can never change Your test.

These tests determine the guideline minimum death benefit. If You do not want limits (subject to Company minimums and maximums and the policy becoming a Modified endowment contract), on the amount of premium You can pay into the policy, the cash value accumulation test is usually the best choice. Under the cash value accumulation test, the minimum death benefit is the accumulation value of Your policy (Your policy fund) divided by a net single premium factor. A table of net single premium factors and some examples of how they work are in the statement of additional information which is available free upon request (see back cover).


The guideline premium test will usually result in a lower minimum death benefit than the cash value accumulation test. Your choice depends on the premiums You want to pay. THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE. Under the guideline premium test, the guideline minimum death benefit is the accumulation value of Your policy (Your policy fund) times a death benefit percentage. The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year and declines as the Insured gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the corridor percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured's death. A table of corridor percentages and some examples of how they work are in the statement of additional information, which is available free upon request (see back cover).


The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains inforce.

The minimum initial face amount is $100,000.

Notice and Proof of Death
We require satisfactory proof of the Insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay You the net cash surrender value. The policy will then end. The maturity date is the policy anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 62. See "TAX EFFECTS" on page 54.


Changes In Advisor Variable Universal Life
Advisor Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your policy by submitting a fully completed policy change application to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions:

For increases:

      o     Increases in the face amount must be at least $25,000.

      o To increase the face amount, You must provide a fully completed policy change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).

      o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

      o The right to examine this policy does not apply to face amount increases. (It only applies when You first purchase the policy).

      o There will be an increase in the no lapse guarantee premium requirement.

      o A new surrender charge period will apply to the face amount increase.

For decreases:

      o     The surrender charge remains unchanged at the time of decrease.

      o You cannot reduce the face amount below the minimum issue amount as noted on the Schedule of Policy Benefits Page of Your Policy.

      o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.

      o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We reserve the right to change this procedure.

      o There will be no decrease in the no lapse guarantee premium requirement.

Changing the face amount may have tax consequences. You should consult a tax advisor before making any change.

Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts as noted on the schedule of policy benefits.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 54. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your policy inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

      1)    the age, sex and premium class of the Insured,

      2)    the initial face amount of the policy, and

      3)    any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period
During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse guarantee premium requirement. In most states, the no lapse guarantee period for issue ages of 60 or less is 10 years; for issue ages 61+ it is 5 policy years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. On a current basis, We will not require that You meet the no lapse guarantee premium requirement on each monthly anniversary. Currently, We will allow You to pay sufficient premiums to "catch-up" any required no lapse guarantee premiums at the time the policy's net cash value is insufficient to pay Your monthly deductions. This "catch-up" provision is not guaranteed and We can discontinue this at any time. The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

      o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

      o the premiums You have paid, less Your loans and withdrawals, are less than the monthly no lapse guarantee premiums for that monthly anniversary. Currently, We allow a "catch-up" provision as described above.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period.
After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums
Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time)) or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.


The net premium is the premium minus any expense charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at
(800) 272-1642 or faxing Us at (605) 335-8557. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 47.


Additional Benefits
You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. Except for the Waiver of Surrender charge Option, You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

      (1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.


      (2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of the benefit paid into the policy fund is more than the amount permitted under the income tax code, the monthly benefit will be paid to the Insured.


      (3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.


      (4) Children's Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25, whichever is earlier.


      (5) Family Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse.

      (6) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

      (7) Living Needs Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months (or a longer period if required by state law).

            Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

            There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

            On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

            a.    the death benefit of the policy and of each eligible rider

            b.    the face amount

            c.    any policy fund

            d.    any outstanding loan

            When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.


            You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum advanced sum of $250,000 and a minimum advanced sum of $5,000.


      (8) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your policy. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the Insured is alive on the maturity date and this policy is still inforce and not in the grace period, this option may be elected. Generally, in order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1, unless Your state requires otherwise. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division.

            Furthermore, We will not allow any of the following to occur:


            o     Increase in the face amount of insurance

            o     Changes in the death benefit options

            o     Premium payments


            The Extended Maturity Option may have tax consequences. Consult Your tax advisor before making this election. See "TAX EFFECTS" on page 54.


      (9) Waiver of Surrender charge Option: This option must be selected at the time of application and, once elected, this option may not be cancelled. This benefit allows You to eliminate Your surrender charge in all years of the surrender charge period. If this option is chosen, the revised surrender charge and the cost for this option will be shown on the Schedule of Policy Benefits page of Your policy. The charge will be deducted only during the first 15 policy years.

      (10) Enhanced Dollar Cost Averaging (EDCA): By current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 10% until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 10% annual effective rate is guaranteed and both are subject to change or termination without notice. There is no charge for this feature.

      (11) Benefit Extension Rider: An Optional Benefit Extension Rider can prevent the policy from lapsing due to high amounts of policy debt, provided certain conditions are met, although the death benefit may be substantially reduced. There is no additional charge for this benefit.

            You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the policy debt is equal to or greater than 87% of the policy fund, We will send a written notice to Your last known address, at least once each policy year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

            This benefit is not available unless all of the following conditions are met.

            o     The policy has been inforce for at least 15 policy years;

            o     the Insured's policy age or attained age must be at least age
                  65;

            o     You have made withdrawals of all Your premium; and

            o policy debt does not exceed the benefit election amount as defined below.

            The benefit election amount is as follows:

            o 89% of the policy fund for policy ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;

            o 93% of the policy fund for policy ages or attained ages that are greater than or equal to age 75.

            However, if You choose to take a loan or withdrawal that causes the policy debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.


            The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your policy fund must be allocated to the General Account on and after the effective date. If You have any portion of the policy fund in any investment division of the Separate Account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a policy year.


            The benefit extension period begins as of the effective date of the rider and ends (and the rider terminates) on the earlier of:

            o     the insured's death; or

            o     surrender of the policy; or

            o     the date any loans or withdrawals are taken.

            During the benefit extension period:


            o We guarantee Your policy will remain inforce until the insured's death provided the policy is not terminated due to surrender, and You do not take loans or withdrawals after the effective date of this benefit.

            o The excess policy debt provision in the policy will be suspended. o All monthly deductions will be taken from the General Account.

      We will not allow any:

            o     premium payments; or

            o     transfers to the Separate Account; or

            o     face amount changes; or

            o     death benefit option changes.

            o The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.

            o If the policy debt does not exceed the face amount as of the rider's effective date, the face amount will be decreased to equal the policy fund as of the effective date. We will send You an endorsement to reflect the new face amount.

            o Any riders and supplemental benefits attached to the policy will terminate.

During the benefit extension period, the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greatest of the following amounts for the then current policy year:

      o 100% of the policy fund as of the date We receive due proof of the insured's death;

      o The minimum amount of death benefit necessary for the policy to continue its qualification as a life insurance contract for federal tax purposes.

      o     The specified amount (the option 1 death benefit).

In some circumstances, electing the benefit can cause Your policy to become a Modified endowment contract. You should consult with and rely on a tax advisor when making policy changes, taking loans or withdrawals to help You avoid situations that may result in Your policy becoming a modified endowment contract.

You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on policy debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider.

This Rider will terminate upon the earliest of:

      o     The date of the insured's death; or

      o     The date You surrender the policy; or

      o The date any loans or withdrawals are taken during the benefit extension period.


Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risk associated with the Benefit Extension Rider. See "TAX EFFECTS" on page 54.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.


The Funds

Each of the 41 portfolios available under the policy is a "series" of its respective investment company.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.

Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective
-------------------------------------------------------------------------------------------------------------------------------
A I M Variable Insurance Funds
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund - Series I Shares        Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.
--------------------------------------------------------- ---------------------------------------------------------------------

AIM V.I. Global Health Care Fund- Series I Shares         The fund seeks capital growth.  The fund seeks to meet
                                                          its objectives by investing normally at least 80% of its assets in securities of health care industry companies.

-------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
-------------------------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of companiesthat have a market capitalization of $1 billion or greater.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size that demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell MidCap Growth Index or the
                                                          S&P MidCap 400 Index(R), updated quarterly.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index(R)or the S&P SmallCap
                                                          600(R)Index, updated quarterly.

-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                         Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Income & Growth Fund                  Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks
--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation. International investing involves special risks, including currency fluctuations and political instability.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.

-------------------------------------------------------------------------------------------------------------------------------

Fidelity(R)  Variable Insurance Products

-------------------------------------------------------------------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks long-term capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Equity-Income Portfolio                               Seeks reasonable income. The fund will also consider the potential for capital appreciation.  The fund'sgoal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500sm Index of 500 (S&P 500(R)).

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States represented by the S&P 500.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Variable Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.

-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
-------------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trusts
-------------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                            Seeks long-term growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS Investors Trust Series                                Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.
-------------------------------------------------------------------------------------------------------------------------------

Neuberger Berman

--------------------------------------------------------- ---------------------------------------------------------------------

Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.

-------------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
-------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
-------------------------------------------------------------------------------------------------------------------------------

Premier VIT

-------------------------------------------------------------------------------------------------------------------------------

Premier VIT OpCap SmallCap Portfolio                      The Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that the investment sub-adviser
                                                          (Oppenheimer Capital LLC) believes are undervalued in the
                                                          marketplace.

-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
-------------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.

--------------------------------------------------------- ---------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

--------------------------------------------------------- ---------------------------------------------------------------------

*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.


A I M Advisors Inc. manages the AIM Variable Insurance Funds. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP Funds. Fred Alger Management, Inc. manages the Alger American Portfolios. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord Abbett & Co. LLC., manages the Lord Abbett Series Fund, Inc. MFS(R)Services Company manages the MFS Variable Insurance Trust. Neuberger Berman Management Inc. manages the AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust.



The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


The fund portfolios offered though the policy are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will compensate Us for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. (See "Distribution of the Policies" on page 67).


You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making Your investment selections, We encourage You to thoroughly investigate all of the information regarding the fund portfolios that is available to You, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.


You bear the risk of any decline in the policy fund of Your policy resulting from the performance of the portfolios You have chosen.


Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. The funds may also impose redemption fees, which We would deduct from Your policy fund. See the portfolio company prospectuses for details.

USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "Deductions and Charges" on page 49. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page 49. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,

      o deductions for the cost of insurance, additional benefits and other charges,

      o     the investment performance of Your chosen investment divisions,

      o     interest earned on amounts allocated to the General Account,

      o     the impact of loans, and

      o     the impact of partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account
Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

      o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

      o We add any dividends or capital gains distributions paid by the portfolio on that day.

      o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).


      o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.0038091%, which is an effective annual rate of 1.40%. We currently intend to reduce this charge to an effective annual rate of 0.25% after the 20th policy year. (This reduction is not guaranteed). (See "Mortality and Expense Risk" on page 49.)

      o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions
The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfer Of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office at the address shown on the page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605) 373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year (subject to "Effects of Market Timing" below). However, We reserve the right to assess a $25 charge for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges" - How Policy Fund Charges Are Allocated" on page 51. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

      1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

      2.    $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program or an Enhanced Dollar Cost Averaging program that extends over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by policy owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market Portfolio, followed by a transfer from Money Market back to New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five business days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the policy owner (or Registered Representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 business days. If We do not succeed in reaching the policy owner or Registered Representative by phone, We will send a letter by first class mail to the policy owner's address of record.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the policy owner and/or Registered Representative. The contract owner will bear any investment loss involved in a reversal.


To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should also be aware that We expect to be contractually obligated to prohibit transfers by policy owners identified by a portfolio and to provide policy owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program, enhanced dollar cost averaging program and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get past Our controls undetected and may cause dilution in unit values to others. We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      a.    the DCA source account from which DCA transfers will be made,

      b. that any money received with the form is to be placed into the DCA source account,

      c. the total monthly amount to be transferred to the other investment divisions, and

      d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Enhanced Dollar Cost Averaging (EDCA)
By current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 10% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 10% annual effective rate is guaranteed and both are subject to change without notice. There is no charge for this feature.

Portfolio Rebalancing
The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You.

Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Automatic Distribution Option

You may choose to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual, or annual basis at any time by completing the Request for Automatic Distributions form and sending it to Us. This option allows You to receive periodic income from Your policy's net cash surrender value by simply filling out one form and allowing Us to process the necessary loans and partial withdrawals. While this option is available at any time during the life of Your policy, it is best to delay distributions from Your life insurance policy for as long as possible. Any distributions that You take from Your policy result in reductions to the policy proceeds payable at the time of the insured's death and cash value (policy fund) of the policy. This automatic distribution option is mainly intended for distributions after Your surrender charge period has expired and is often used during retirement years.

When We receive the completed Automatic Distribution form, We will begin processing partial withdrawals on the following monthly anniversary. Such partial withdrawals will be taken from the net cash surrender value in the amount and frequency You selected until We have distributed an amount equal to all premiums paid. Partial withdrawals processed under the automatic distribution option will not be subject to the $25 dollar fee that We normally charge when there is more than one partial withdrawal in a policy year. When the amount distributed equals the amount of all premiums paid, We will begin processing loans in the amount and frequency You selected for as long as the policy's net cash surrender value will support these loans.

The automatic distributions will continue until You send Us a written request to discontinue the distributions or until the policy's net cash surrender value is insufficient to support additional withdrawals or loans. There is not a separate charge for the automatic distribution option. Any policy loans or partial withdrawals will result in a reduction to the policy proceeds from what would otherwise be payable to Your beneficiary at the insured's death and the policy's cash value (policy fund). There may be tax consequences in taking automatic distributions from Your policy if it is or becomes a modified endowment contract. Please consult a tax advisor prior to beginning an automatic distribution program so that You are knowledgeable about the tax impact of any partial withdrawals and policy loans.

Policy Loans
Using only Your policy as security, You may borrow up to the full loan value, which is the net cash surrender value (the policy fund less the surrender charge minus any policy debt) minus any loan interest that will accrue up until the next policy anniversary. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 54.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 51. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division and transfer these amounts to the General Account.


Interest Credited on Policy Loans. The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed after the 5th policy year. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 54.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to the net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at (800) 272-1642 or faxing Us at Our Executive Office at (605) 335-3621. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:


      o     be at least $200,

      o in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% in subsequent policy years),

      o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

      o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 51.


Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 51. This charge does not apply to withdrawals under the Automatic Distribution Option.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. Otherwise it will be effective on the following business day.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "TAX EFFECTS" on page 54.


Surrendering Your Policy
You may surrender Your policy for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the policy to Our Executive Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early policy years. During the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or an increase in face amount or attained age 95), the cash surrender value is the policy fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.

If You have selected the Waiver of Surrender charge Option, the cash surrender value always equals the policy fund.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


A surrender may have income tax consequences. See "TAX EFFECTS" on page 54.


                               THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,

      o     transferring amounts from the investment divisions,

      o     securing any policy loans, or

      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawal and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5% per year. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfer Of Policy Fund" on page 39.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums
In some cases, We deduct a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your policy fund.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risk. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 1.40% of the value of assets in the Separate Account attributable to the policy. We currently intend to reduce this charge to 0.25% after the 20th policy year (this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 38. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the surrender charge, Our General Account assets, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following three deductions may be taken from Your policy fund.


      1. Expense Charge: This charge is $10.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

      2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. With the exception of the Living Needs Rider, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter. See the "FEE TABLE" on page 12. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

      3. Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker, and smoker. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male, preferred, non-smoker, standard risk at various ages assuming a specified face amount of insurance of $200,000 in the first policy year.

              Illustrative Table of Monthly Cost of Insurance Rates
                   (Rounded) per $1,000 of Net Amount at Risk

    Male                  Guaranteed           Current Rate for Policy year One
    Issue                   Maximum               (Male Preferred Non-Smoker)
     Age                     Rate                            Rate
     ---                     ----                            ----
     25                       .13                             .11
     35                       .14                             .12
     45                       .29                             .16
     55                       .69                             .27
     65                      1.87                             .64

For example, for a male preferred non-smoker, age 35 with a $200,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $33.88. This example assumes the current monthly expense charge of $10.00 and the current cost of insurance deduction of $23.88. The $23.88 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.12) times the amount at risk ($200,000 face amount less the initial cash value of $990 which is $1,000 of premium less the $10.00 expense charge). This example assumes that there are no riders or other additional benefits.

The preferred smoker cost of insurance rates are lower than the smoker cost of insurance rates and the non-smoker cost of insurance rates are lower than the preferred smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates, and the preferred plus non-smoker rates are below the preferred non-smoker rates. To qualify for the preferred non-smoker classes, the Insured person must be age 20 or over and meet certain underwriting requirements.

Current cost of insurance rates also depend on the initial face amount of insurance. The charge is generally lower for policies with an initial face amount of insurance of $1,000,000 or higher than for policies with lower face amounts. (this is known as "banding"). The minimum face amount is $100,000.

If Advisor Variable Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Waiver of Surrender Charge Option. If You choose the option to eliminate Your surrender charges during the first 15 policy years, there is a separate per unit charge. This charge is $0.03 per month per $1,000 of face amount of insurance. You can only select this option at the time of application and, once elected it cannot be terminated. The charge will only be deducted during the first 15 policy years.

Transaction Charges
In addition to the deductions described above, We charge fees for certain policy transactions:

      o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year. This does not apply to withdrawals under the Automatic Distribution Option.

      o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated
Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 5.5% on loans.

After offsetting the 3.5% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.5% annually in policy years 1-5. However, the current net cost of the loans is 2.0% annually in policy years 1-5. The current net cost of 2.0% for policy years 1 - 5 is derived by taking the 5.5% annual interest rate that We currently charge on loans and reducing it by the 3.5% annual interest rate We credit to the portion of the General Account securing the standard loan. If You take a loan after the 5th policy year, We guarantee that the net cost of the loan will be 0%.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or increase in face amount, or attained age 95). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years. It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the surrender charges, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 47.


The first year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or increase in face amount, or attained age 95) and is $0.00 after the surrender charge period expires. For a schedule showing how the charge declines, see the Statement of Additional Information.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $32.81 per $1,000 of face amount. The $32.81 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount

                                                         Surrender charge
                                                           Per $1,000 of
    Issue Age            Sex              Class             Face Amount

       15               Male            Non-Smoker             $4.24
       15              Female           Non-Smoker             $5.13

       35               Male            Non-Smoker             $9.03
       35               Male              Smoker               $9.76

       55              Female           Non-Smoker            $12.13
       55              Female             Smoker              $16.25

       65               Male              Smoker              $32.81
       65              Female             Smoker              $26.25

A face amount decrease will not reduce the surrender charge. If the face amount is increased, then there will be a new surrender charge and a new surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

      (a)   The initial face amount set equal to the face amount increase

      (b) The Insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

      (c)   The premium class for the face amount increase.

Suppose You bought Your policy at issue age 35 under a male nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

      (a)   face amount of $100,000

      (b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age
            45)

      (c)   a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Waiver of Surrender Charge Option


You can elect to eliminate Your surrender charge in all years of the surrender charge period. You must select this option at the time of application. Once selected, this option cannot be terminated while the policy is inforce. There is an extra charge for this option as noted in the "FEE TABLE" on page 12. The amount of the charge depends upon the face amount of Your policy. The charge remains in effect for the 15-year surrender charge period regardless of whether You have face amount increases or decreases. However, the charge is applied to the highest face amount of insurance inforce on any monthly anniversary since issue up through the current monthly anniversary. If purchased, the elimination of surrender charges and the cost for this option will be shown on the Schedule of Policy Benefits page of Your policy.


Portfolio Expenses

The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets and some may impose redemption fees. You pay these fees and expenses indirectly (or directly for redemption fees). For further information, consult the portfolios' prospectuses.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under this policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General
We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

      1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

      2. Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts
Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th policy year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy
Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans
In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

Treatment of the Benefit Extension Rider
This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its contract value is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with and rely a qualified tax advisor regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies
All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100
The tax consequences of continuing the policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured's 100th year.


Section 1035 Exchanges

Generally, there are no tax consequences when You exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange your policy. You should consult with a tax advisor if You are considering exchanging any life insurance policy.


Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the policy. However, You should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies
If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with and rely a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift, and Generation-Skipping Transfer Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner's estate upon the owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

      o     10 days after You receive Your policy;

      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

      o     45 days after You sign Part 1 of the policy application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy's record date. Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE

Your Advisor Variable Universal Life insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and the amount of current premium due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY


You may reinstate the policy within 5 years after lapse. To reinstate the policy, You must:


      o     fully complete an application for reinstatement,

      o provide satisfactory evidence of insurability for the person or persons to be Insured,

      o pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the no lapse guarantee period,

      o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

      o     pay or restore any policy debt.


The effective date of reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.


POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page 63.


MATURITY DATE

The maturity date is the first policy anniversary after the Insured's 100th birthday. The policy ends on that date if the Insured is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied.

      (a)   The policy can not be in the grace period;

      (b) All of the policy fund must be transferred to either the General Account or the Money Market Investment Division;

      (c)   Death Benefit option 1 must be elected.


(See "Extended Maturity Option" on page 29 for further details about this option).

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. See "TAX EFFECTS" on page 54.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:


      o add investment divisions to, or remove investment divisions from, Our Separate Account;

      o     combine two or more investment divisions within Our Separate
            Account;

      o withdraw assets relating to the policy from one investment division and put them into another;

      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;


      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

      o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

      o We cannot challenge the policy after it has been in effect, during the Insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

      o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured's lifetime.

      o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

      o If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

      o If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.

      o If the Insured person commits suicide within two years after the date on which the policy was issued, then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:


      1. Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

      2.    Installment Options: There are two ways that We pay installments:
            (a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years. (b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

      3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

              1)  at least 5 years (called "5 Years Certain");
              2)  at least 10 years (called "10 Years Certain");
              3)  at least 15 years (called "15 Years Certain");
              4)  at least 20 years (called "20 Years Certain");
              5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

      4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

      o     rules on the minimum amount We will pay under an option,

      o     minimum amounts for installment payments,

      o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

      o the naming of people who are entitled to receive payment and their successors, and

      o     the ways of proving age and survival.


You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary " below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the Insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or the owner's estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      1. We are investigating the claim, contesting the policy, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).

      2. We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

      3.    The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to the government agencies and departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.


YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

      o     to elect the funds' Boards of Directors,

      o     to ratify the selection of independent auditors for the funds, and

      o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the policies. We pay commissions to Sammons Securities Company for sales of the Policies by its registered representatives as well as by selling firms. All of the portfolio companies make payments to Midland National under their distribution plans in consideration of services provided and expenses incurred by Midland National in distributing portfolio shares. These payments range from 0.10% to 0.25% of Separate Account assets invested in the particular fund.

Sales commissions may vary, but the maximum commission payable for policy sales is 90% of premiums during policy year 1, 4.5% during policy years 2-15, and 0% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the policies. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the surrender charge;
(b) the mortality and expense charge; (c) the cost of insurance charge; (d) revenues, if any, received from the funds or their managers; and (e) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Variable Account.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them, the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                  ILLUSTRATIONS


Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds. The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. All values labeled as current reflect the current level of product charges that are being accessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be accessed for the sample policy shown. Both current and guaranteed values use the arithmetic average of the fund advisory fees.

The tables on pages 72 through 76 illustrate two types of hypothetical policies for You to review. The first hypothetical policy is one issued without the waiver of surrender charge option to a male, age 40, under a standard non-smoker underwriting risk classification. The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an initial face amount of $250,000 and make monthly payments of $229.79 on the first day of each monthly anniversary. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.

The second hypothetical policy is one issued with the waiver of surrender charge option to a male, age 45 under a standard non-smoker underwriting risk classification. The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an initial face amount of $200,000 and make monthly payments of $232.67 on the first day of each monthly anniversary.

For the hypothetical policy issued without the waiver of surrender charge option, there is a difference between the policy fund and the cash surrender value. The amount of the policy fund that exceeds the cash surrender value during the surrender charge period is due to the surrender charge. For policy years sixteen and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero. For the hypothetical policy issued with the waiver of surrender charge option, the policy fund and the cash surrender value equal each other since there is NO surrender charge.



Zero values in the death benefit column indicate the policy would lapse under the stated assumption, unless additional payments are made.


The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the policy funds and the fourth and seventh column illustrate the cash surrender values of the policy over the designated period. The policy funds shown in the third column and the cash surrender values shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates. The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of the policy over the designated period. The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values. The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of Our Separate Account is lower than the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of Our Separate Account. The illustrations also reflect the $10.00 per month expense charge as well as current and guaranteed cost of insurance deductions.

The policy funds shown assume the deductions of the portfolios' daily investment advisory fees and operating expenses equivalent to an annual rate of 0.83% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2005) for each investment division. We have assumed that the values are allocated across all investment divisions equally. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the policy may be more or less than 0.83% and will depend on how allocations are made to each investment division. The policy funds also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of 1.40% of the average net assets of the divisions of Separate Account A. We intend to reduce this to 0.25% after the 20th policy year. This reduction is not guaranteed. After reductions for the mortality and expense risk charge and average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -2.23%, 3.77% and 9.77% respectively on a guaranteed basis and to -1.08%, 4.92% and 10.92% after year 20 on a current basis).


The approximate net annual rates do not include premium charges, cost of insurance deductions, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policy owner varied the amount or frequency of premium payments. The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical rates of return. The actual return on Your policy fund will depend on many factors some of which are the amounts You allocate to particular investment divisions, the amounts deducted for the policy's monthly deductions, the portfolio's fees and expenses, and Your loan and withdrawal history in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns, the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy fund are available upon request, since the cost of insurance and other charges also differ significantly from the values in the hypothetical shown in the tables below. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                        Phone: (800) 272-1642 (toll-free)
                               Fax: (605) 335-3621


              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40
WAIVER OF SURRENDER CHARGE NOT ELECTED                                                                   ANNUAL RATE OF RETURN: 0%
$250,000 INITIAL FACE AMOUNT                                                                 ASSUMED PREMIUM (1): $229.79PER MONTH


                                Assuming Current Costs                              Assuming Guaranteed Costs
                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  surrender                                  surrender

    Year                     Year  Policy Fund         value  Death Benefit   Policy Fund         value  Death Benefit
            1               2,832        2,045             0        250,000         2,016             0        250,000
            2               5,805        4,020         1,557        250,000         3,962         1,499        250,000
            3               8,927        5,897         3,434        250,000         5,811         3,348        250,000
            4              12,205        7,679         5,340        250,000         7,566         5,227        250,000
            5              15,646        9,370         7,154        250,000         9,230         7,014        250,000
            6              19,260       10,971         8,878        250,000        10,805         8,712        250,000
            7              23,055       12,485        10,577        250,000        12,294        10,386        250,000
            8              27,039       13,886        12,163        250,000        13,671        11,947        250,000
            9              31,223       15,206        13,667        250,000        14,966        13,427        250,000
           10              35,616       16,418        15,064        250,000        16,155        14,801        250,000
           15              61,102       20,423        20,176        250,000        20,047        19,801        250,000
           20              93,630       20,768        20,768        250,000        19,359        19,359        250,000
           25             135,144       19,690        19,690        250,000        11,310        11,310        250,000
           30             188,129        1,328         1,328        250,000             0             0              0
           35             255,751            0             0              0             0             0              0
           40             342,057            0             0              0             0             0              0
           45             452,208            0             0              0             0             0              0
           50             592,791            0             0              0             0             0              0
           55             772,214            0             0              0             0             0              0
           60           1,001,209            0             0              0             0             0              0





















      1.    ASSUMES A $229.79PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
            ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
            DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

      2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO
            VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM
            PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40
WAIVER OF SURRENDER CHARGE NOT ELECTED                                                                   ANNUAL RATE OF RETURN: 6%
$250,000INITIAL FACE AMOUNT                                                                  ASSUMED PREMIUM (1): $229.79PER MONTH


                                Assuming Current Costs                              Assuming Guaranteed Costs
                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  surrender                                  surrender

    Year                     Year  Policy Fund         value  Death Benefit   Policy Fund         value  Death Benefit
      1                     2,832        2,112             0        250,000         2,082             0        250,000
      2                     5,805        4,279         1,816        250,000         4,217         1,754        250,000
      3                     8,927        6,473         4,010        250,000         6,378         3,916        250,000
      4                    12,205        8,696         6,356        250,000         8,568         6,228        250,000
      5                    15,646       10,950         8,734        250,000        10,787         8,571        250,000
      6                    19,260       13,239        11,146        250,000        13,040        10,947        250,000
      7                    23,055       15,564        13,656        250,000        15,328        13,420        250,000
      8                    27,039       17,900        16,176        250,000        17,626        15,902        250,000
      9                    31,223       20,277        18,737        250,000        19,962        18,423        250,000
     10                    35,616       22,669        21,315        250,000        22,314        20,959        250,000
     15                    61,102       34,396        34,150        250,000        33,806        33,560        250,000
     20                    93,630       45,333        45,333        250,000        43,554        43,554        250,000
     25                   135,144       59,867        59,867        250,000        48,508        48,508        250,000
     30                   188,129       61,253        61,253        250,000        29,373        29,373        250,000
     35                   255,751       50,651        50,651        250,000             0             0              0
     40                   342,057       17,848        17,848        250,000             0             0              0
     45                   452,208            0             0              0             0             0              0
     50                   592,791            0             0              0             0             0              0
     55                   772,214            0             0              0             0             0              0
     60                 1,001,209            0             0              0             0             0              0


      1.    ASSUMES A $229.79PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
            ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
            DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

      2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO
            VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM
            PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40
WAIVER OF SURRENDER CHARGE NOT ELECTED                                                                  ANNUAL RATE OF RETURN: 12%
$250,000 INITIAL FACE AMOUNT                                                                  ASSUMED PREMIUM(1): $229.79PER MONTH


                                Assuming Current Costs                              Assuming Guaranteed Costs
                        Premiums
                  Accumulated at                       Cash                                         Cash
   End of        5% Interest Per                  surrender                                    surrender

    Year                    Year  Policy Fund         value  Death Benefit     Policy Fund         value  Death Benefit
      1                     2,832        2,178             0        250,000         2,147             0        250,000
      2                     5,805        4,543         2,081        250,000         4,478         2,015        250,000
      3                     8,927        7,084         4,622        250,000         6,981         4,519        250,000
      4                    12,205        9,820         7,480        250,000         9,676         7,336        250,000
      5                    15,646       12,771        10,555        250,000        12,582        10,366        250,000
      6                    19,260       15,961        13,868        250,000        15,723        13,630        250,000
      7                    23,055       19,415        17,507        250,000        19,124        17,215        250,000
      8                    27,039       23,134        21,410        250,000        22,784        21,060        250,000
      9                    31,223       27,176        25,637        250,000        26,761        25,222        250,000
     10                    35,616       31,547        30,193        250,000        31,062        29,708        250,000
     15                    61,102       59,239        58,993        250,000        58,280        58,034        250,000
     20                    93,630      101,241       101,241        250,000        98,765        98,765        250,000
     25                   135,144      178,823       178,823        250,000       161,526       161,526        250,000
     30                   188,129      298,771       298,771        346,574       251,487       251,487        291,725
     35                   255,751      494,352       494,352        528,957       390,352       390,352        417,676
     40                   342,057      821,345       821,345        862,412       609,417       609,417        639,888
     45                   452,208    1,358,204     1,358,204      1,426,114       940,683       940,683        987,717
     50                   592,791    2,227,017     2,227,017      2,338,368     1,426,148     1,426,148      1,497,456
     55                   772,214    3,652,440     3,652,440      3,688,965     2,178,980     2,178,980      2,200,769
     60                 1,001,209    6,131,638     6,131,638      6,131,638     3,471,967     3,471,967      3,471,967


      1.    ASSUMES A $229.79PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
            ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
            DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

      2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO
            VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM
            PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 45
WITH WAIVER OF SURRENDER CHARGE OPTION                                                                   ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL FACE AMOUNT                                                                 ASSUMED PREMIUM(1): $232.67 PER MONTH

                                Assuming Current Costs                              Assuming Guaranteed Costs
                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  surrender                                  surrender
    Year                     Year  Policy Fund         value  Death Benefit   Policy Fund         value  Death Benefit
            1               2,867        2,026         2,026        200,000         1,885         1,885        200,000
            2               5,878        3,849         3,849        200,000         3,687         3,687        200,000
            3               9,039        5,569         5,569        200,000         5,386         5,386        200,000
            4              12,358        7,210         7,210        200,000         7,008         7,008        200,000
            5              15,843        8,754         8,754        200,000         8,532         8,532        200,000
            6              19,502       10,179        10,179        200,000         9,939         9,939        200,000
            7              23,344       11,490        11,490        200,000        11,231        11,231        200,000
            8              27,378       12,690        12,690        200,000        12,413        12,413        200,000
            9              31,614       13,736        13,736        200,000        13,442        13,442        200,000
           10              36,062       14,656        14,656        200,000        14,344        14,344        200,000
           15              61,868       17,403        17,403        200,000        16,275        16,275        200,000
           20              94,803       16,277        16,277        200,000        12,590        12,590        200,000
           25             136,838       13,418        13,418        200,000             0             0              0
           30             190,486            0             0              0             0             0              0
           35             258,957            0             0              0             0             0              0
           40             346,344            0             0              0             0             0              0
           45             457,875            0             0              0             0             0              0
           50             600,220            0             0              0             0             0              0
           55             781,893            0             0              0             0             0              0

      1.    ASSUMES A $232.67 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
            ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
            DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

      2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO
            VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM
            PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 45                                                                    ANNUAL RATE OF RETURN: 6%
WITH WAIVER OF SURRENDER CHARGE OPTION
$200,000 INITIAL FACE AMOUNT                                                                 ASSUMED PREMIUM(1): $232.67 PER MONTH

                                Assuming Current Costs                              Assuming Guaranteed Costs
                         Premiums
                   Accumulated at                       Cash                                       Cash
   End of         5% Interest Per                  surrender                                  surrender
    Year                     Year  Policy Fund         value  Death Benefit   Policy Fund         value  Death Benefit
      1                     2,867        2,093         2,093        200,000         1,947         1,947        200,000
      2                     5,878        4,102         4,102        200,000         3,925         3,925        200,000
      3                     9,039        6,122         6,122        200,000         5,915         5,915        200,000
      4                    12,358        8,180         8,180        200,000         7,940         7,940        200,000
      5                    15,843       10,254        10,254        200,000         9,980         9,980        200,000
      6                    19,502       12,324        12,324        200,000        12,015        12,015        200,000
      7                    23,344       14,391        14,391        200,000        14,046        14,046        200,000
      8                    27,378       16,457        16,457        200,000        16,074        16,074        200,000
      9                    31,614       18,479        18,479        200,000        18,057        18,057        200,000
     10                    36,062       20,482        20,482        200,000        20,018        20,018        200,000
     15                    61,868       30,223        30,223        200,000        28,724        28,724        200,000
     20                    94,803       38,577        38,577        200,000        34,047        34,047        200,000
     25                   136,838       49,590        49,590        200,000        30,429        30,429        200,000
     30                   190,486       45,108        45,108        200,000             0             0              0
     35                   258,957       21,188        21,188        200,000             0             0              0
     40                   346,344            0             0              0             0             0              0
     45                   457,875            0             0              0             0             0              0
     50                   600,220            0             0              0             0             0              0
     55                   781,893            0             0              0             0             0              0

      1.    ASSUMES A $232.67 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
            ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
            DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

      2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO
            VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM
            PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                                                  ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 45                                                                   ANNUAL RATE OF RETURN: 12%
WITH WAIVER OF SURRENDER CHARGE OPTION
$200,000 INITIAL FACE AMOUNT                                                                  ASSUMED PREMIUM(1): $232.67PER MONTH

                                Assuming Current Costs                              Assuming Guaranteed Costs
                        Premiums
                  Accumulated at                       Cash                                         Cash
   End of        5% Interest Per                  surrender                                    surrender
    Year                    Year  Policy Fund         value  Death Benefit     Policy Fund         value  Death Benefit
     1                     2,867        2,158         2,158        200,000           2,007         2,007        200,000
     2                     5,878        4,360         4,360        200,000           4,169         4,169        200,000
     3                     9,039        6,712         6,712        200,000           6,476         6,476        200,000
     4                    12,358        9,255         9,255        200,000           8,971         8,971        200,000
     5                    15,843       11,986        11,986        200,000          11,650        11,650        200,000
     6                    19,502       14,904        14,904        200,000          14,509        14,509        200,000
     7                    23,344       18,030        18,030        200,000          17,571        17,571        200,000
     8                    27,378       21,389        21,389        200,000          20,859        20,859        200,000
     9                    31,614       24,965        24,965        200,000          24,356        24,356        200,000
     10                   36,062       28,806        28,806        200,000          28,111        28,111        200,000
     15                   61,868       53,331        53,331        200,000          51,208        51,208        200,000
     20                   94,803       90,676        90,676        200,000          84,848        84,848        200,000
     25                  136,838      161,335       161,335        200,000         136,353       136,353        200,000
     30                  190,486      270,831       270,831        289,790         211,308       211,308        226,099
     35                  258,957      449,620       449,620        472,101         329,546       329,546        346,023
     40                  346,344      743,153       743,153        780,311         508,333       508,333        533,750
     45                  457,875    1,218,179     1,218,179      1,279,087         770,330       770,330        808,847
     50                  600,220    1,997,531     1,997,531      2,017,506       1,176,624     1,176,624      1,188,390
     55                  781,893    3,353,054     3,353,054      3,353,054       1,874,468     1,874,468      1,874,468

      1.    ASSUMES A $232.67 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY
            ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
            DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

      2.    ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO
            VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM
            PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally 3:00 p.m. Central Time).

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.


Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your policy. The address is:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Use at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 373-8557.

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever date is earliest.

Full Loan Value means the net cash surrender value minus any loan interest that will accrue till the next policy anniversary.

Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured person's life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract ("MEC") is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less any percentage premium expenses.

No Lapse Guarantee Period The amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse minimum premium requirement.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy. The term "specified amount" used in Your policy has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions, and compensation than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102



SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                         ADVISOR VARIABLE UNIVERSAL LIFE
                     Flexible Premium Universal Life Policy

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)




This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advisor Variable Universal Life Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2006, by contacting Us at Our Executive Office at:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)



Terms used in the current prospectus for the policy are incorporated in this statement.






This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 41 portfolios currently available in the policy.









                                Dated May 1, 2006

                                TABLE OF CONTENTS



THE POLICY..................................................................3
      Policyowner...........................................................3
      Death Benefit.........................................................3
      Payment Options.......................................................6
      Premium Limitations...................................................6
      Surrender Charge......................................................6
ABOUT US....................................................................7
      Midland National Life Insurance Company...............................7
      Our Separate Account A................................................7
      Our Reports To Policyowners...........................................7
      Dividends.............................................................8
      Distribution Of The Policies..........................................8
      Regulation............................................................9
      Discount For Employees Of Sammons Enterprises, Inc....................9
      Legal Matters.........................................................9
      Financial Matters.....................................................9
      Additional Information................................................9
PERFORMANCE.................................................................9
      Historical Annualized Returns........................................10
ILLUSTRATIONS..............................................................11
FINANCIAL STATEMENTS.......................................................11

                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

Policyowner
The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your policy by absolute assignment;

      2.    Designate, change or revoke a contingent owner; or

      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;

      2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or

      3.    Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit
As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. Your policy allows a choice between two death benefit qualification tests - the Cash Value Accumulation Test and the Guideline Premium Test. Both of these tests are ones defined under
Section 7702 of the Internal Revenue Code.

If you do not want limits (subject to Company minimums and maximum and the policy becoming a Modified Endowment Contract), on the amount of premium You can pay into the policy, the Cash Value Accumulation Test is usually the best choice.

The Guideline Premium Test will usually result in a lower minimum death benefit than the Cash Value Accumulation Test. Your choice depends on the premiums You want to pay. THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE.

Under both the Cash Value Accumulation Test and the Guideline Premium Test, the guideline minimum death benefit is the accumulation value of Your policy (Your policy fund) times a corridor percentage. The corridor percentages do vary depending on the test that you choose.

For the Guideline Premium Test, the corridor percentage varies by the Policy Age of the insured(s) at the start of the policy year and declines as the insured person gets older
 The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the policy age (last birthday) at the beginning of the policy year of the insured person's death.

For the Cash Value Accumulation Test, the corridor percentage varies by the Policy Age, Sex and Premium Class of the Insured. The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the Policy Age (last birthday) at the beginning of the policy year of the insured person's death.


                            Table of Corridor Percentages - Guideline Premium Test
                                               Based on Policy Fund

  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
 Person's Policy       Least Equal To This Percent Of         Person's           Equal To This Percent Of The
       Age                    The Policy Fund                Policy Age                   Policy Fund
     Is This                                                  Is This
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%

These percentages are based on federal income tax law for the Guideline Premium Test, which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.


                               Table of Corridor Percentages Cash Value Accumulation Test
                                              Male, Standard Non-Smoker
                                                Based on Policy Fund

    If the Insured's        The Death Benefit Will be at Least    If the Insured's         The Death Benefit Will be at Least
     Person's Policy            Equal to This Percent of         Person's Policy              Equal to This Percent of
       Age is this                   The Policy Fund               Age is this                       The Policy Fund

            35                          421.7%                        66                                164.0%
            36                          407.7%                        67                                160.2%
            37                          394.1%                        68                                156.5%
            38                          381.1%                        69                                153.0%
            39                          368.5%                        70                                149.7%
            40                          356.3%                        71                                146.6%
            41                          344.7%                        72                                143.6%
            42                          333.4%                        73                                140.8%
            43                          322.6%                        74                                138.1%
            44                          312.3%                        75                                135.7%
            45                          302.3%                        76                                133.4%
            46                          292.7%                        77                                131.2%
            47                          283.4%                        78                                129.1%
            48                          274.5%                        79                                127.2%
            49                          265.9%                        80                                125.4%
            50                          257.6%                        81                                123.6%
            51                          249.7%                        82                                122.0%
            52                          242.1%                        83                                120.5%
            53                          234.7%                        84                                119.0%
            54                          227.8%                        85                                117.7%
            55                          221.0%                        86                                116.5%
            56                          214.6%                        87                                115.4%
            57                          208.5%                        88                                114.3%
            58                          202.6%                        89                                113.3%
            59                          197.0%                        90                                112.3%
            60                          191.6%                        91                                111.3%
            61                          186.4%                        92                                110.3%
            62                          181.5%                        93                                109.3%
            63                          176.8%                        94                                108.1%
            64                          172.3%                        95                                106.9%
            65                          168.1%                        96                                105.6%
                                                                      97                                104.3%
                                                                      98                                103.4%
                                                                      99                                102.4%
                                                                     100                                100.0%

Example - Assuming Guideline Premium Test

Assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" for the Guideline Premium Test at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Example - Assuming Cash Value Accumulation Test

Assume the insured person is 55 years old, male standard non-smoker and the face amount is $100,000. The "corridor percentage" for the Cash Value Accumulation Test at that age is 221%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $45,248.87, the corridor percentage applies and the death benefit will be greater than $100,000 (since 221% of $45,248.87 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 221%. So if the policy fund were $70,000, then the death benefit would be $154,700. Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $82,644.63, then the death benefit would be $182,644.63. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $82,644.63, the death benefit would increase by $2.21 (at that age).

Payment Options
You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

Surrender Charge
The first year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period which is the earlier of 15 policy years after the date of issue or increase in face amount or attained age 95. For any 15-year surrender charge period, the surrender charge decreases as follows:

  ------------------------------------- ----------------------------------------
     Year of Surrender Charge Period        Surrender Charge as Percentage of
                                                    First Year Charge
  ------------------------------------- ----------------------------------------
                  1                                        100%
  ------------------------------------- ----------------------------------------
                  2                                        100%
  ------------------------------------- ----------------------------------------
                  3                                        100%
  ------------------------------------- ----------------------------------------
                  4                                        95.0%
  ------------------------------------- ----------------------------------------
                  5                                        90.0%
  ------------------------------------- ----------------------------------------
                  6                                        85.0%
  ------------------------------------- ----------------------------------------
                  7                                        77.5%
  ------------------------------------- ----------------------------------------
                  8                                        70.0%
  ------------------------------------- ----------------------------------------
                  9                                        62.5%
  ------------------------------------- ----------------------------------------
                  10                                       55.0%
  ------------------------------------- ----------------------------------------
                  11                                       47.5%
  ------------------------------------- ----------------------------------------
                  12                                       40.0%
  ------------------------------------- ----------------------------------------
                  13                                       30.0%
  ------------------------------------- ----------------------------------------
                  14                                       20.0%
  ------------------------------------- ----------------------------------------
                  15                                       10.0%
  ------------------------------------- ----------------------------------------
                 16+                                       0.0%
  ------------------------------------- ----------------------------------------

                                    ABOUT US

Midland National Life Insurance Company
We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, "Midland National Life Insurance Company", was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.


Our Reports To Policyowners
Shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year, We will send You reports that show:

      o     the current death benefit for Your policy,

      o     Your policy fund,

      o     information about investment divisions,

      o     the cash surrender value of Your policy,

      o     the amount of Your outstanding policy loans,

      o     the amount of any interest that You owe on the loan, and

      o     information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered. We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends
We do not pay any dividends on these policies.

Distribution Of The Policies
The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the policies. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities is also a member of the Sammons Financial Group. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as Our insurance agents.

Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:
---------------------- ----------------------------------------------- -----------------------------------------------------
Fiscal year            Aggregate Amount of Commissions Paid to         Aggregate Amount of Commissions  Retained by
                       Sammons Securities Company                      Sammons Securities Company*
---------------------- ----------------------------------------------- -----------------------------------------------------
2003                   $0                                              $0
---------------------- ----------------------------------------------- -----------------------------------------------------
2004                   $11,280,611                                     $84,005
---------------------- ----------------------------------------------- -----------------------------------------------------

2005                   $10,657,189                                     $208,742

---------------------- ----------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance policies under Separate Account A.


Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,

      o     deferred compensation and insurance benefits,

      o     advertising expenses, and

      o     all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

      o     sales promotions relating to the policies;

      o costs associated with sales conferences and educational seminars for their sales representatives; and

      o     other sales expenses incurred by them.


We and/or Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Regulation
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc.
Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's policy during the first year. All other policy provisions will apply.

Legal Matters
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws.

Financial Matters
The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is Bank of America Plaza, 800 Market Street, St. Louis, MO 63101-2695. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Additional Information
We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the 1.40% mortality and expense risk charge. The quotations will not reflect deductions from premiums (any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns


As of December 31, 2005


--------------------------------------------------------------------------------------------------------
         Investment Division           Date of         1-Year            5-Year           Life of
                                      Inception                                             Fund
--------------------------------------------------------------------------------------------------------

AIM V.I. - Financial Services Fund    9/21/1999        5.84%             2.29%             6.29%

--------------------------------------------------------------------------------------------------------

AIM V.I. - Global Health Care Fund    5/22/1997        7.50%             -1.00%            7.66%

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio        1/9/1989        12.93%            -1.41%            11.44%

--------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap       1/25/1995

Portfolio                                              15.10%            -1.38%            13.49%

--------------------------------------------------------------------------------------------------------
Alger American MidCap Growth           5/3/1993

Portfolio                                              10.00%            3.89%             13.32%

--------------------------------------------------------------------------------------------------------
Alger American Small Capitalization   9/21/1988

Portfolio                                              16.79%            0.82%             9.59%

--------------------------------------------------------------------------------------------------------
American Century VP Balanced           5/1/1991

Fund                                                   4.41%             2.78%             6.29%

--------------------------------------------------------------------------------------------------------
American Century VP Capital           11/20/1987

Appreciation Fund                                      23.18%            -1.67%            6.36%

--------------------------------------------------------------------------------------------------------
American Century VP Income &          10/30/1997

Growth Fund                                            4.93%             1.88%             4.84%

--------------------------------------------------------------------------------------------------------
American Century VP International      5/1/1994

Fund                                                   15.32%            -2.39%            5.51%

--------------------------------------------------------------------------------------------------------

American Century VP Value Fund         5/1/1996        4.68%             7.91%             9.16%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth     1/3/1995

Portfolio                                              3.60%             0.58%             6.56%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio   9/6/1989        3.52%             1.61%             6.99%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio        1/3/1995        5.60%             2.50%             5.69%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio      1/3/1995        17.67%            6.26%             12.96%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio  10/9/1986        6.08%             3.07%             9.38%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income          12/31/1996       8.05%             0.81%             5.96%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities      1/3/1995

Portfolio                                              9.70%             0.01%             6.21%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio         10/9/1986        5.97%             -3.78%            9.36%

--------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio    9/19/1985        1.40%             4.08%             6.09%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio      8/27/1992        5.05%             -0.19%            8.98%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond    12/5/1988

Portfolio                                              0.89%             4.45%             5.75%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio        12/28/1998       19.13%            11.99%            19.04%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio       1/28/1987        20.34%            3.16%             5.85%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income           12/11/1989       3.34%             2.36%             10.45%

--------------------------------------------------------------------------------------------------------

Lord Abbett International             9/15/1999        28.57%            4.68%             2.74%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value             9/15/1999        7.95%             9.44%             13.89%

--------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series        7/24/1995        9.50%             -6.80%            6.73%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series        10/9/1995        7.71%             -1.13%            6.54%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series           5/1/1998        4.94%             -0.55%            5.70%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series               7/26/1995        8.22%             -1.68%            6.45%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio        4/30/1998        2.77%             5.74%             3.69%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio      2/16/1999        -0.23%            2.50%             2.84%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio       9/30/1999        0.96%             7.86%             8.16%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio      12/31/1997       1.29%             4.50%             4.46%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets          9/1/1989        55.89%            18.29%            7.39%
Fund

--------------------------------------------------------------------------------------------------------


                                  ILLUSTRATIONS

Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this Statement of Additional Information should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2005, 2004 and 2003


-----------------

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


                                                                         Page(s)


Report of Independent Registered Public Accounting Firm.....................1


Consolidated Financial Statements


Balance Sheets..............................................................2


Statements of Income........................................................3


Statements of Stockholder's Equity..........................................4


Statements of Cash Flows..................................................5-6


Notes to Consolidated Financial Statements...............................7-35

                Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 1 to the consolidated financial statements the Company changed its method of accounting in 2004 for certain contracts issued by adopting American Institute of Certified Public Accountants Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and for modified coinsurance reinsurance by adopting Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments.



/S/_____________________________________________


March 17, 2006

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
December 31, 2005 and 2004
--------------------------------------------------------------------------------

(amounts in thousands, except share and per share amounts)                              2005                2004

Assets
Investments
    Fixed maturities                                                                    $16,375,214         $14,171,511
    Equity securities                                                                       328,639             298,907
    Mortgage loans                                                                          361,863             436,261
    Policy loans                                                                            275,764             272,315
    Short-term investments                                                                  161,971             135,610
    Other invested assets and derivatives                                                   373,208             261,924
                                                                                  ------------------  ------------------
              Total investments                                                          17,876,659          15,576,528
Cash                                                                                         11,097              27,495
Accrued investment income                                                                   168,913             151,742
Deferred policy acquisition costs                                                         1,198,367           1,019,716
Deferred sales inducements                                                                  354,330             275,863
Present value of future profits of acquired businesses                                       39,017              43,254
Defered income tax asset                                                                    142,785             110,637
Current tax receivable                                                                        8,102                   -
Other receivables and other assets                                                           85,963              78,996
Reinsurance receivables                                                                   1,522,460           1,352,839
Separate account assets                                                                     722,300             602,723
                                                                                  ------------------  ------------------
              Total assets                                                              $22,129,993         $19,239,793
                                                                                  ------------------  ------------------
Liabilities and Stockholder's Equity
Liabilities
    Policyholder account balances                                                       $17,078,063         $14,825,850
    Policy benefit reserves                                                                 835,581             786,500
    Policy claims and benefits payable                                                      101,674             112,902
    Repurchase agreements and collateral on derivative instruments                        1,719,278           1,244,877
    Current tax payable                                                                           -               5,885
    Other liabilities                                                                       377,624             410,738
    Separate account liabilities                                                            722,300             602,723
                                                                                  ------------------  ------------------
              Total liabilities                                                          20,834,520          17,989,475
                                                                                  ------------------  ------------------
Commitments and contingencies
Stockholder's equity
    Common stock, $1 par value, 2,549,439 shares authorized,
     2,548,878 shares outstanding                                                             2,549               2,549
    Additional paid-in capital                                                              268,707             268,707
    Accumulated other comprehensive income                                                   38,441              97,243
    Retained earnings                                                                       985,776             881,819
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,295,473           1,250,318
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $22,129,993         $19,239,793
                                                                                  ------------------  ------------------




   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------

(amounts in thousands)                                                   2005                2004               2003

Revenues
Premiums                                                                  $ 113,264           $ 109,095          $ 112,118
Interest sensitive life and investment product charges                      254,309             231,404            225,966
Net investment income                                                       811,652             827,653            595,149
Net realized investment (losses) gains                                      (26,244)             (3,914)             3,482
Net unrealized gains (losses) on derivative instruments                      78,591              (8,063)            17,024
Other income                                                                  8,870               6,300              6,601
                                                                    ----------------   -----------------  -----------------
              Total revenue                                               1,240,442           1,162,475            960,340
                                                                    ----------------   -----------------  -----------------
Benefits and expenses
Benefits incurred                                                           201,024             206,798            187,400
Amortization of deferred sales inducements                                   42,761              21,076             15,748
Interest credited to policyholder account balances                          514,013             575,534            400,478
                                                                    ----------------   -----------------  -----------------
              Total benefits                                                757,798             803,408            603,626
                                                                    ----------------   -----------------  -----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                          88,726              74,462             81,073
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                     175,954             116,504            113,614
                                                                    ----------------   -----------------  -----------------
              Total benefits and expenses                                 1,022,478             994,374            798,313
                                                                    ----------------   -----------------  -----------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                   217,964             168,101            162,027
Income tax expense                                                           69,007              58,318             55,328
                                                                    ----------------   -----------------  -----------------
              Income before cumulative effect of a
               change in accounting principle                               148,957             109,783            106,699
Cumulative effect on prior years of change in
 accounting principle                                                             -              (7,549)                 -
                                                                    ----------------   -----------------  -----------------
              Net income                                                  $ 148,957           $ 102,234          $ 106,699
                                                                    ----------------   -----------------  -----------------



   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


                                                                                 Additional
                                                                     Common        Paid-in          Comprehensive
(amounts in thousands)                                               Stock         Capital          Income (Loss)

Balances at December 31, 2002                                         $ 2,549       $  43,707
Comprehensive income
    Net income                                                                                       $ 106,699
    Other comprehensive income
      Minimum pension liability (net of tax $407)                                                         (756)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $14,222)                                             26,412
                                                                                                 --------------
              Total comprehensive income                                                             $ 132,355
                                                                                                 --------------
Capital contribution                                                                  225,000
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2003                                           2,549         268,707
Comprehensive income
    Net income                                                                                       $ 102,234
    Other comprehensive income
      Minimum pension liability (net of tax $1,572)                                                     (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                             34,911
                                                                                                 --------------
              Total comprehensive income                                                             $ 134,225
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2004                                           2,549         268,707
Comprehensive income
    Net income                                                                                       $ 148,957
    Other comprehensive income
      Minimum pension liability (net of tax $882)                                                       (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                          (57,164)
                                                                                                 --------------
              Total comprehensive income                                                             $  90,155
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2005                                         $ 2,549       $ 268,707
                                                                   -----------  --------------

   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity (Continued)
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------






                                                                     Accumulated
                                                                      Other                             Total
                                                                    Comprehensive     Retained      Stockholder's
(amounts in thousands)                                              Income (Loss)     Earnings          Equity

Balances at December 31, 2002                                         $  39,596         $ 749,886       $  835,738
Comprehensive income
    Net income                                                                            106,699          106,699
    Other comprehensive income
      Minimum pension liability (net of tax $407)                          (756)                              (756)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $14,222)              26,412                             26,412

              Total comprehensive income

Capital contribution                                                                                       225,000
Dividends paid on common stock                                                            (36,000)         (36,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2003                                            65,252           820,585        1,157,093
Comprehensive income
    Net income                                                                            102,234          102,234
    Other comprehensive income
      Minimum pension liability (net of tax $1,572)                      (2,920)                            (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)              34,911                             34,911

              Total comprehensive income

Dividends paid on common stock                                                            (41,000)         (41,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2004                                            97,243           881,819        1,250,318
Comprehensive income
    Net income                                                                            148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax $882)                        (1,638)                            (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))           (57,164)                           (57,164)

              Total comprehensive income

Dividends paid on common stock                                                            (45,000)         (45,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2005                                         $  38,441         $ 985,776      $ 1,295,473
                                                                   -------------    --------------  ---------------



   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


(amounts in thousands)                                                    2005               2004               2003

Cash flows from operating activities
Net income                                                                 $ 148,957          $ 102,234          $ 106,699
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                     218,715            137,580            129,362
    Net amortization of premiums and discounts on
     investments                                                             139,364            102,659             40,694
    Policy acquisition costs deferred                                       (229,790)          (222,276)          (265,951)
    Sales inducements costs deferred                                         (97,997)           (99,767)          (127,882)
    Net realized investment losses (gains)                                    26,244              3,914             (3,482)
    Net unrealized (gains) losses on derivative
       instruments                                                           (78,591)             8,063            (17,024)
    Cumulative effect of accounting change                                         -              7,549                  -
    Deferred income taxes                                                       (486)           (49,696)           (17,447)
    Net interest credited and product charges on
     universal life and investment policies                                  494,161            559,296            344,543
    Changes in other assets and liabilities
      Net receivables                                                        (49,209)           (17,263)          (100,577)
      Net payables                                                           (36,706)           (53,059)           (19,808)
      Policy benefits                                                       (123,675)          (102,707)           (17,240)
      Other                                                                   11,480             29,558            (10,966)
                                                                    -----------------  -----------------  -----------------

              Net cash provided by operating activities                      422,467            406,085             40,921
                                                                    -----------------  -----------------  -----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                      10,024,829          5,590,085          6,407,146
    Equity securities                                                        220,249            222,225            306,724
    Mortgage loans                                                            69,065             41,368             65,711
    Other invested assets and derivatives                                     27,188             59,716            157,831
Cost of investments acquired
    Fixed maturities                                                     (12,451,732)        (8,163,700)        (8,645,932)
    Equity securities                                                       (252,405)          (197,675)          (380,292)
    Other invested assets and derivatives                                   (333,544)          (176,351)          (114,483)
Purchase of CHC Holding, Inc.                                                      -                  -           (290,188)
Net change in policy loans                                                    (3,449)            (2,874)            (2,222)
Net change in short-term investments                                         (26,369)            73,360            256,608
Net change in repurchase agreements and
 collateral on swap agreements                                               474,402            204,448            (32,593)
Net change in amounts due to brokers                                           1,611               (599)           (18,177)
                                                                    -----------------  -----------------  -----------------
              Net cash used in investing activities                       (2,250,155)        (2,349,997)        (2,289,867)
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                       2,962,492          2,849,016          2,839,656
Benefits paid on universal life and investment
 products                                                                 (1,106,202)          (869,877)          (756,241)
Cash paid on coinsurance agreement                                                 -                  -            (13,817)
Capital contributions received                                                     -                  -            225,000
Dividends paid on common stock                                               (45,000)           (41,000)           (36,000)
                                                                    -----------------  -----------------  -----------------
              Net cash provided by financing activities                    1,811,290          1,938,139          2,258,598
                                                                    -----------------  -----------------  -----------------
              (Decrease) increase in cash                                    (16,398)            (5,773)             9,652
Cash
Beginning of year                                                             27,495             33,268             23,616
                                                                    -----------------  -----------------  -----------------
End of year                                                                $  11,097          $  27,495          $  33,268
                                                                    -----------------  -----------------  -----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                           $  83,480          $ 107,788          $  92,221


   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------

(amounts in thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Effective January 8, 2003, Midland National acquired through a purchase agreement, 100 percent of the outstanding shares of CHC Holding Inc. ("CHC") (Note 11). Companies owned by CHC included the insurance entity, Clarica Life Insurance Company - U.S. ("Clarica Life") and three noninsurance entities that provide various services on behalf of Clarica Life. The accompanying financial statements for 2003 include the consolidated accounts of the Company, including the results of operations and cash flows of CHC for the time period from January 8, 2003 (date of purchase) through December 31, 2003. Effective April 2004, all of the assets and liabilities of CHC, Clarica Life and the three non-insurance entities were merged into Midland National and the respective shares of each company retired. Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. The accompanying financial statements for 2005 include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re for the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia. All significant inter-company accounts and transactions were eliminated in consolidation.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY").


        Use of Estimates
        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.


        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and a decrease in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Cash
        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.


        Investments
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses) utilizing the specific identification method. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.


        The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were recorded at fair value as of the purchase date. Any premium or discount is amortized to adjust the yield over the remaining term of the loan. Mortgage loans are carried at the adjusted unpaid balances less allowance for losses.


        Short-term investments include short-term government and agency discount notes and money market funds and are carried at amortized cost, which approximates fair value. Policy loans are carried at unpaid principal balances.


        Other invested assets and derivatives are primarily comprised of interest rate swaps, options, private equity investments and limited partnerships. The interest rate swaps are reported at exchange or broker quoted prices. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counter parties. Investments in private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with paragraph 8 of AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5 percent or more of the entity's equity (reported at cost where the Company owns less than 5 percent) and reviewed for impairment on a periodic basis.


        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.


        The Company's accounting policy for impairment recognition requires other than temporary impairment charges to be recorded. Factors considered in evaluating whether a decline in value is other than temporary include the length of time and magnitude by which the fair value is less than cost; the financial condition, enterprise value and prospects of the investment combined with the intent and ability of the Company to hold the investment. Other considerations are also taken into account such as, but not limited to financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $8,016, $6,348 and $19,229 during 2005, 2004 and 2003, respectively, of realized losses as a result of this analysis, in addition to those securities which were sold and impaired at the time of sale. These losses are included in net realized gains and losses.


        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.


        Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25 percent to 11.25 percent.


        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies") Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.


        Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.00 percent to 7.50 percent during 2005 and 2004 and 2.00 percent to 6.65 percent during 2003. For certain contracts, these crediting rates extend for periods in excess of one year.


        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138 and 149, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected in the statement of income. The changes in fair value of derivatives designated as effective fair value hedges of specified available for sale fixed income securities are reported as a component of earnings. The changes in fair value of the hedged fixed income security are also reported as a component of earnings. These changes in fair value substantially offset each other in the statement of income. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of earnings in the period of change.


        The Company uses derivatives to manage its equity indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and purchases over-the-counter index ("call") options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has equity indexed annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases call options that compensate the Company for any appreciation over the strike price and generally offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        The FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments ("DIG B36") in April 2003. DIG B36 provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36, which became effective for the Company on January 1, 2004, impact one large coinsurance with funds withheld agreement with a third-party reinsurer applicable to specified annuity policies issued by the Company. At January 1, 2004, the reported value of the embedded derivative was ($445) net of taxes and related deferred acquisition costs and deferred sales inducements, which loss was reported as a cumulative effect of change in accounting principle in the accompanying statement of income.


        See Note 4 for further discussion of the Company's derivatives and hedging activities.


        Deferred Policy Acquisition Costs
        Policy acquisition costs that vary with, and are primarily related to the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.


        Deferred costs related to traditional life insurance are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.


        Deferred costs related to interest sensitive policies are being amortized over the lives of the policies in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


        Policy acquisition costs deferred and amortized for the years ended December 31 are as follows:


                                                                2005               2004               2003

Deferred policy acquisition costs, beginning
 of year                                                        $1,019,716         $1,013,898          $ 858,924
Commissions deferred                                               200,252            198,959            237,733
Underwriting and acquisition expenses deferred                      29,538             23,317             28,218
Effect of change in accounting - DIG B36                                 -              3,662                  -
Change in offset to unrealized gains                               128,199           (108,864)              (371)
Reclassification to deferred sales inducements                      (3,939)                 -                  -
Reclassification to policy benefit reserves                         (3,682)                 -                  -
Amortization - related to operations                              (129,341)          (114,747)          (100,751)
Amortization - related to SFAS No. 133                             (42,376)             3,491             (9,855)
                                                           ----------------   ----------------   ----------------
Deferred policy acquisition costs, end of year                  $1,198,367         $1,019,716         $1,013,898
                                                           ----------------   ----------------   ----------------

        To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.


        The Company regularly evaluates the recoverability of the unamortized balance of the deferred policy acquisition costs. The Company considers estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If the Company determines a portion of the unamortized balance is not recoverable, it is charged to amortization expense.


        Sales Inducements
        The Company defers certain sales inducements, primarily premium bonuses and bonus interest on the Company's annuity products. Prior to the adoption of AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for the Separate Accounts, in 2004, the capitalized sales inducements were included in deferred policy acquisition costs and the related amortization expense was included in the amortization of deferred policy acquisition costs. The change in 2004, as it applies to accounting and reporting for certain sales inducements, had no effect on net income or stockholder's equity. The 2003 amounts were reclassified to conform to the 2004 presentation.


                                                                  2005               2004               2003

Deferred sales inducements, beginning of year                      $ 275,863          $ 219,470          $ 107,387
Sales inducements deferred                                            97,997             99,767            127,882
Change in offset to unrealized gains                                  19,292            (22,298)               (50)
Reclassification from deferred acquisitions costs                      3,939                  -                  -
Amortization - related to operations                                 (26,764)           (23,510)           (13,629)
Amortization - related to SFAS No. 133                               (15,997)             2,434             (2,120)
                                                            -----------------  -----------------  -----------------
Deferred sales inducements, end of year                            $ 354,330          $ 275,863          $ 219,470
                                                            -----------------  -----------------  -----------------


        Present Value of Future Profits of Acquired Businesses
        The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:


                                                                2005               2004               2003

Balance at beginning of year                                     $  43,254          $  48,502          $  12,214
Value of acquired business                                               -                  -             39,295
Amortization                                                        (4,237)            (5,248)            (3,007)
                                                           ----------------   ----------------   ----------------
Balance at end of year                                           $  39,017          $  43,254          $  48,502
                                                           ----------------   ----------------   ----------------

        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Based on current conditions and assumptions as to future events, the Company expects to amortize $3,879, $3,768, $3,659, $3,541 and $3,393 of the existing PVFP over the next five years.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.


        Federal Income Taxes
        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Assets Held in Separate Accounts


        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain Variable Life and Annuity policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheet. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to individual bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheet.


        Comprehensive Income
        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


        Repurchase Agreements and Collateral on Derivative Instruments
        As part of the Company's investment strategy, the Company may enter reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as collateral borrowings, where the amount borrowed is equal to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2005 and 2004, there were $1,589,922 and $1,150,839, respectively, of reverse repurchase agreements outstanding. The collateral for these agreements is held in the fixed maturities and short-term investments in the balance sheets.


        New Accounting Standards


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), Consolidation of Variable Interest Entities. Under FIN 46 (R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both. FIN 46 (R) was effective for non-public entities for periods beginning after December 15, 2004.


        As of December 31, 2005. the Company has identified limited partnership and private equity investments that may be variable interest entities. In each case the Company has determined it would not be the primary beneficiary of any of these entities. The Company will evaluate its position in the future when any of the following circumstances arise: changes in governing documents or contractual arrangements, primary beneficiary sale of its interest, non-primary beneficiary acquisition of additional interests, troubled debt restructurings, and business combinations. The aforementioned circumstances could create a case in which the Company would consolidate the variable interest entity into its financial statements.


        Internal Replacement and Exchanges
        In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 05-1 ("SOP 05-1"), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract with another insurance contract. Under this guidance, the replacement of a contract with another that is substantially different from the original contract is deemed an extinguishment of the original contract. As such, all remaining unamortized deferred costs would be written off at the time of the exchange. An internal replacement that is deemed substantially the same as the original contract will be accounted for as a continuation of the original contract, that is all remaining unamortized deferred costs will remain. SOP 05-1 is effective for internal replacements occurring in periods beginning after December 15, 2006, with earlier application encouraged. The impact of adopting SOP 05-1 is not expected to be material.


        Accounting Changes and Error Corrections
        In May 2005, the FASB issued Statement No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion 20 and FASB No. 3 ("SFAS 154"), which changes the requirements for the accounting and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principles and also to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not anticipate any material impact on its financial statements as a result of implementing this pronouncement.


        Reclassification
        Certain items in the 2004 financial statements have been reclassified to conform to the 2005 presentation


2.        Fair Value of Financial Instruments


        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


        Mortgage Loans
        The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were restated to fair value at purchase date. The fair values were estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the loans in January 2003. At that time, each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Cash, Short-Term Investments and Policy Loans
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Other Invested Assets and Derivatives
        For private equity investments and limited partnerships, the carrying amounts representing the Company's share of the entity's underlying equity approximate their fair values. For the derivative instruments, including the interest rate swaps and options, the carrying value is equal to exchange or broker quoted market prices for interest rate swaps and internal financial models or counterparty fair value quotes for options.


        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.


        The carrying value and estimated fair value of the Company's financial instruments are as follows:




                                            December 31, 2005                        December 31, 2004
                                  --------------------------------------   --------------------------------------
                                      Carrying            Estimated            Carrying            Estimated
                                        Value            Fair Value              Value            Fair Value

Financial assets
    Fixed maturities,
     available-for-sale                 $16,375,214         $16,375,214          $14,171,511         $14,171,511
    Equity securities,
     available-for-sale                     328,639             328,639              298,907             298,907
    Mortgage loans                          361,863             360,423              436,261             444,451
    Policy loans                            275,764             275,764              272,315             272,315
    Short-term investments                  161,971             161,971              135,610             135,610
    Other invested assets
     and derivatives                        373,208             373,208              261,924             261,924
Financial liabilities
    Investment-type
     insurance contracts                  9,671,579           8,214,838            8,473,091           7,158,469




3.      Investments and Investment Income


        Fixed Maturity and Equity Security Investments
        The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:




                                                                         December 31, 2005
                                             -------------------------------------------------------------------------
                                                                     Gross             Gross
                                                                   Unrealized        Unrealized         Estimated
                                                 Amortized          Holding           Holding             Fair
                                                   Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                                  $ 3,693,359        $ 101,104          $ 26,083         $ 3,768,380
    Corporate securities                             7,202,829          117,826            96,137           7,224,518
    Mortgage-backed securities                       5,155,717           79,802            25,441           5,210,078
    Other debt securities                              164,807            7,681               250             172,238
                                             ------------------  ---------------   ---------------  ------------------
              Total fixed maturities                16,216,712          306,413           147,911          16,375,214
Equity securities                                      317,835           12,690             1,886             328,639
                                             ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                                $16,534,547        $ 319,103         $ 149,797         $16,703,853
                                             ------------------  ---------------   ---------------  ------------------




                                                                         December 31, 2004
                                             -------------------------------------------------------------------------
                                                                     Gross             Gross
                                                                   Unrealized        Unrealized         Estimated
                                                 Amortized          Holding           Holding             Fair
                                                   Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                                  $ 3,140,205         $ 74,360          $  5,407         $ 3,209,158
    Corporate securities                             5,323,903          183,169            17,243           5,489,829
    Mortgage-backed securities                       5,109,949          150,467             5,705           5,254,711
    Other debt securities                              209,689            8,285               161             217,813
                                             ------------------  ---------------   ---------------  ------------------
              Total fixed maturities                13,783,746          416,281            28,516          14,171,511
Equity securities                                      281,894           17,384               371             298,907
                                             ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                                $14,065,640        $ 433,665          $ 28,887         $14,470,418
                                             ------------------  ---------------   ---------------  ------------------


        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as follows:




                                                            December 31, 2005
                           -------------------------------------------------------------------------------------
                              Less than 12 months            12 months or more           Total
                           ---------------------------   --------------------------  ---------------------------
                                            Unrealized                   Unrealized                  Unrealized
                            Fair Value       Losses      Fair Value       Losses      Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,188,836      $22,026      $ 171,676       $ 4,057      $1,360,512      $26,083
   Corporate securities        3,582,054       71,401        602,684        24,736       4,184,738       96,137
   Mortgage-backed
    securities                 1,385,768       16,562        364,330         8,879       1,750,098       25,441
   Other debt securities             896           12         12,701           238          13,597          250
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total fixed
            maturities         6,157,554      110,001      1,151,391        37,910       7,308,945      147,911
Equity securities                 59,269          754         28,832         1,132          88,101        1,886
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total available-
            for-sale          $6,216,823     $110,755     $1,180,223       $39,042      $7,397,046     $149,797
                           --------------  -----------   ------------   -----------  --------------  -----------




                                                            December 31, 2004
                           -------------------------------------------------------------------------------------
                              Less than 12 months            12 months or more           Total
                           ---------------------------   --------------------------  ---------------------------
                                            Unrealized                   Unrealized                  Unrealized
                            Fair Value       Losses      Fair Value       Losses      Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                   $ 224,242      $ 2,736      $ 218,971       $ 2,671       $ 443,213      $ 5,407
   Corporate securities          755,640        6,547        309,073        10,696       1,064,713       17,243
   Mortgage-backed
    securities                   447,370        3,560        177,818         2,145         625,188        5,705
   Other debt securities          17,123           69          4,848            92          21,971          161
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total fixed
            maturities         1,444,375       12,912        710,710        15,604       2,155,085       28,516
Equity securities                 49,835          302         11,427            69          61,262          371
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total available-
            for-sale          $1,494,210      $13,214      $ 722,137       $15,673      $2,216,347      $28,887
                           --------------  -----------   ------------   -----------  --------------  -----------



        The unrealized appreciation (depreciation) on the available-for-sale securities and cash flow hedge interest rate swaps in 2005 and 2004 is reduced by deferred acquisition costs, deferred sales inducements and deferred income taxes and is reflected as a component of accumulated other comprehensive income in the statements of stockholder's equity:



                                                                                   2005               2004

Net unrealized appreciation - AFS securities                                        $ 174,787          $ 404,778
Net unrealized appreciation - cash flow interest rate swaps                             5,653             11,099
Deferred acquisition costs                                                            (99,199)          (227,398)
Deferred sales inducements                                                            (13,927)           (33,219)
Deferred income taxes                                                                 (23,560)           (54,341)
                                                                              ----------------   ----------------
                                                                                       43,754            100,919
Minimum pension liability (net of tax $2,861)                                          (5,313)            (3,676)
                                                                              ----------------   ----------------
              Accumulated other comprehensive gain                                  $  38,441          $  97,243
                                                                              ----------------   ----------------






        The other comprehensive income (loss) is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (primarily cash flow hedge interest rate swaps) arising during the period less the realized (gains) losses included in income, deferred policy acquisition costs, deferred sales inducements, deferred income taxes and minimum pension liability as follows:




                                                                2005               2004               2003

Unrealized holding (losses) gains arising in the
 current period
     Fixed maturities                                           $ (255,330)         $ 157,153          $  30,731
     Equity securities                                              (2,424)             3,409             12,538
     Other invested assets - interest rate swaps                    (5,446)               394            (66,788)
     Less:  Reclassification adjustment for
      losses (gains) released into income                           27,764             23,915             64,574
     Less:  Deferred acquisition costs impact                      128,199           (108,864)              (371)
     Less:  Deferred sales inducements impact                       19,292            (22,298)               (50)
     Less:  Deferred income tax impact                              30,781            (18,798)           (14,222)
                                                           ----------------   ----------------   ----------------
                                                                   (57,164)            34,911             26,412
     Less:  Minimum pension liability impact                        (1,638)            (2,920)              (756)
                                                           ----------------   ----------------   ----------------
         Net other comprehensive (loss) income                   $ (58,802)         $  31,991          $  25,656
                                                           ----------------   ----------------   ----------------



        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2005, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.




                                                                               Amortized           Estimated
                                                                                 Cost             Fair Value

Due in one year or less                                                           $  103,065          $  103,288
Due after one year through five years                                                890,669             897,651
Due after five years through ten years                                             2,228,424           2,243,514
Due after ten years                                                                7,838,837           7,920,683
Securities not due at a single maturity date (primarily
 mortgage-backed securities)                                                       5,155,717           5,210,078
                                                                           ------------------  ------------------
              Total fixed maturities                                             $16,216,712         $16,375,214
                                                                           ------------------  ------------------





        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to become a member Midland National was required to purchase FHLB equity securities that total $10,000 as of December 31, 2005. The securities are included in equity securities at cost in the Company's balance sheet. Resale of these securities is restricted only to FHLB. As a member of FHLB the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses)
        The major categories of investment income are summarized as follows:



                                                                2005               2004               2003

Gross investment income
    Fixed maturities                                             $ 796,652          $ 668,442          $ 557,185
    Equity securities                                               20,836             19,064             27,506
    Mortgage loans                                                  25,836             31,102             37,961
    Policy loans                                                    20,028             19,852             20,100
    Short-term investments                                           8,037              5,483              4,972
    Other invested assets                                           29,273             17,624             22,115
                                                           ----------------   ----------------   ----------------
              Total gross investment income                        900,662            761,567            669,839
Value received on option maturities                                125,330            215,244             48,742
Less:  Amortization of investment options                          134,582            108,179             77,357
Less:  Investment expenses                                          79,758             40,979             46,075
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 811,652          $ 827,653          $ 595,149
                                                           ----------------   ----------------   ----------------




        Included in gross investment income from equity securities in 2004 and 2003 is $867 and $4,686, respectively, of income related to a common stock trading program the Company initiated in 2003. Under this program, the Company purchased a common equity security and simultaneously wrote a covered call option on the security. The Company received any common equity dividend and subsequently disposed of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option was exercised. In addition, the Company purchased S&P 500 and other equity specific put options to hedge against a significant drop in the equity securities market. There were no outstanding equity or option positions related to this trading program at December 31, 2004 and the trading program was not utilized during 2005. For the year ended December 31, gross investment income from these activities consisted of the following:



                                                                                   2004               2003

Dividends                                                                            $  2,278          $  15,188
Covered call option premiums                                                           29,142              7,394
Loss on disposal of equity securities                                                 (35,983)           (17,271)
Put option income (expense)                                                             5,430               (625)
                                                                              ----------------   ----------------
              Net impact on gross investment income                                   $   867           $  4,686
                                                                              ----------------   ----------------




        The major categories of realized investment gains (losses) reflected in the income statement are summarized as follows:



                                                                2005               2004               2003
                                                              Realized           Realized           Realized

Fixed maturities                                                 $ (31,550)         $ (26,492)         $ (69,515)
Equity securities                                                    3,786              2,577              4,941
Mortgage loans                                                         515               (835)             2,164
Gain on termination of interest rate swaps                             299              4,537             65,901
Other                                                                  706             16,299                 (9)
                                                           ----------------   ----------------   ----------------
              Net investment (losses) gains                      $ (26,244)         $  (3,914)          $  3,482
                                                           ----------------   ----------------   ----------------



        During 2004, the Company received liquidation proceeds from a limited partnership resulting in a realized gain of $14,975. The primary partnership asset was a commercial office complex. The realized gain from this partnership distribution is included in the other category in the above footnote.


        During 2005, 2004 and 2003 the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2005, 2004 and 2003, the Company terminated interest rate swaps with notional amounts of $72,389, $130,535 and $462,000 and realized net gains on the terminations of $299, $4,537 and $65,901, respectively. In some of the 2003 termination agreements, the Company elected to continue the interest rate swap for a period of 18 months. The remaining 18-month interest rate swaps did not qualify for hedge accounting and the Company realized a gain equal to the fair value of the remaining interest rate swap on the date of termination. These swaps were adjusted to fair market value as of December 31, 2004, with any change in fair value reflected as a realized gain or loss. During 2003, the Company received net proceeds of $23,608 related to the termination of interest rate swaps with remaining 18-month periods.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took a write-down of $4,977 during 2005 applicable to a Kamp Re catastrophe bond. The security became impaired as a result of Hurricane Katrina. The Company also took write-downs for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines. The Company recognized write-downs on securities issued by United Airlines of $1,845 and $4,658 in the years ended December 31, 2004 and 2003, respectively. During 2003, the Company recognized an other than temporary impairment write-down of $11,087 applicable to fixed income securities of Southern Energy Corp.


        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2005, 2004 and 2003 were as follows:




                                      2005                            2004                           2003
                         ------------------------------  -----------------------------  ----------------------------
                             Fixed          Equity           Fixed          Equity          Fixed         Equity
                          Maturities      Securities      Maturities      Securities     Maturities     Securities

Proceeds from sales         $8,635,952       $ 130,345      $4,320,894    $ 1,256,949      $5,509,559     $ 281,599
Gross realized gains            33,449           2,449          19,764         12,856          52,919         6,214
Gross realized losses          (56,323)           (604)        (44,761)       (49,127)        (92,818)       (2,719)



        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10 percent of stockholder's equity at December 31, 2005, except for SASCO Series 2003, 2004 and 2005 with a carrying value of $264,261.


        Limited Partnership Commitments
        At December 31, 2005, the Company had outstanding capital commitments to limited partnerships of $109,140. Outstanding commitments in prior periods were not considered material.


        Other
        At December 31, 2005 and 2004, securities amounting to $3,788 and $4,432, respectively, were on deposit with regulatory authorities as required by law.


        Mortgage Loans
        Approximately 35 percent of the Company's mortgage loan portfolio is located in Illinois, Indiana, Michigan, Ohio, and Wisconsin. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2005, was as follows: Office 41 percent, Retail 10 percent, Industrial 27 percent, Apartment 6 percent, and Other 16 percent. At December 31, 2005, no investments in mortgage loans were considered by management to be impaired.


        There were no new mortgage loans during in 2005 and 2004. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80 percent. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.


        There is no investment in restructured loans at December 31, 2005. Interest income on non-performing loans is generally recognized on a cash basis.


4.      Derivative Instruments and Hedging Activities


        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $4,031,657 of annuity policies inforce (net of $1,480,564 ceded to an outside reinsurer) that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases call options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($125,330, $215,244 and $48,742 in 2005, 2004 and 2003,
        respectively) offset by the amount credited to the policyholder ($121,710, $201,572 and $45,835 in 2005, 2004 and 2003, respectively).


        The following relates to the options owned as of December 31:


                                2005               2004               2003

Notional amount              $4,088,922         $3,301,283         $1,875,505
Amortized cost                  105,001             94,454             59,275
Estimated fair value            181,418            200,471            228,928


        The Company has two coinsurance with funds withheld reinsurance agreement that falls under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreement contains an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivative contained in the funds withheld liability is similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the balance sheet in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaty, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivative embedded in the funds withheld coinsurance agreement is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreement and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivative during 2005 and 2004 was $1,777 and $85, respectively, and is reported as a net unrealized gain (loss) on derivative instruments in the statement of income.


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in equity indexed products and the coinsurance with funds withheld reinsurance agreement be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:




                                                         Change
                                  ------------------------------------------------------              December 31,
                                    During        During      January 1,      During     ----------------------------------------
Gain (Loss) in Fair Value            2005          2004          2004          2003         2005          2004          2003

Change in investment values         $ (29,602)    $ (30,942)       $    -      $145,229     $ 76,416      $106,018      $136,960
Change in liability values            102,648        22,879        (4,347)     (128,205)     (23,307)     (125,955)     (144,487)
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------
Change in derivative/option
 values                                73,046        (8,063)       (4,347)       17,024       53,109       (19,937)       (7,527)
Offset to deferred acquisition
 costs                                (36,924)        4,299         2,854        (9,855)     (25,011)       11,913         4,760
Offset to deferred sales
 inducements                          (13,856)        1,625           809        (2,120)     (10,971)        2,885           451
Offset to federal income taxes         (7,447)          568           239        (1,796)      (5,858)        1,589           782
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------
Net impact                           $ 14,819      $ (1,571)      $  (445)     $  3,253     $ 11,269      $ (3,550)     $ (1,534)
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------


        The changes in the above values during 2005 and 2004 are reflected in the statement of income in the respective components of income with the January 1, 2004, change reflected as a cumulative effect of change in accounting principle in the statement of income.


        The fair value of the investment in call options is based upon internal financial models or counterparty quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs and deferred sales inducements, an adjustment to the amortization of deferred acquisition costs and deferred sales inducements is made.


        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed and fixed to variable over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash flow hedges and are reported at fair value in the balance sheet with changes in fair value reported as a component of other comprehensive income for the effective portion of the hedge. The cash flow hedge swaps have stated maturities ranging from 2007 to 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the cash flow hedge interest rate swaps:





                                                              2005                  2004                   2003

Notional amounts                                          $ 280,960             $ 156,500              $ 266,500
Fixed rates to receive (range)                        4.85% to 6.04%        4.73% to 6.04%         4.73% to 6.04%
Current variable rates to pay (range)                 4.24% to 4.65%        2.16% to 2.66%         1.15% to 1.23%




        These cash flow hedges are considered to be highly effective and are accounted for as effective hedges with the change in fair value reflected in other comprehensive income. The ineffective portion of the cash flow swaps of $86 during 2005 is reported as a component of unrealized loss on derivatives in the statement of income.





                                             Change                             December 31,
                                             During       ------------------------------------------------------
Gain (Loss) in Fair Value                    2005               2005               2004               2003

Change in swaps values                        $  (5,446)          $  5,653          $  11,099          $  10,705
Offset to deferred acquisition
 costs                                            2,914             (3,647)            (6,561)            (6,333)
Offset to deferred sales
 inducements                                        901               (300)            (1,201)            (1,160)
Offset to federal income taxes                      571               (597)            (1,168)            (1,124)
                                        ----------------   ----------------   ----------------   ----------------
              Net impact to other
               comprehensive
               income                         $  (1,060)          $  1,109           $  2,169           $  2,088
                                        ----------------   ----------------   ----------------   ----------------


        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available for sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheet at fair value with the changes in fair value of the swaps and hedged available for sale fixed income investments reported as components of unrealized gain (loss) on derivatives in the statement of income. The fair value hedge swaps have stated maturities ranging from 2007 to 2010. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.



                                                                  2005

Notional amounts                                                  $ 185,468
Fixed rates to pay (range)                                   3.06% to 4.45%
Current variable rates to receive (range)                    3.82% to 4.58%


Gain (Loss) in Fair Value
Change in fair value of swaps                                      $  6,130
Change in fair value of hedged bonds                                 (6,102)
                                                             ---------------
   Net change in fair value hedges                                       28
Offset in deferred acquisition costs                                    163
Offset to deferred sales inducements                                   (176)
Offset to federal income taxes                                           (5)
                                                             ---------------

Net impact to unrealized gain (loss)
  from derivatives                                                   $   10
                                                             ---------------


        The Company has also entered into interest rate swap agreements to help manage its overall exposure to interest rate changes. These swaps do not hedge specific assets or liabilities and as such are not accounted for under hedge accounting. In accordance with SFAS 133, these swaps are reported at fair value in the balance sheet and changes in the fair value are reported as a component of unrealized gain (loss) on derivatives in the statement of income. The non-hedge swaps have stated maturities ranging from 2007 to 2014. Periodic interest swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.



                                                               2005

Notional amounts                                               $ 284,710
Fixed rates to pay (range)                                3.06% to 4.46%
Current variable rates to receive (range)                 4.03% to 4.37%

Gain (Loss) in Fair Value
Change in fair value of swaps not accounted for
   as effective hedges                                          $  5,604
                                                          ---------------
   Net change in fair value hedeges                                5,604
Offset in deferred acquisition costs                                (222)
Offset to deferred sales inducements                                (186)
Offset to federal income taxes                                    (1,788)
                                                          ---------------

Net impact to unrealized gain
  from derivatives                                              $  3,408
                                                          ---------------


        In addition, the net unrealized gain from derivatives includes a loss of $86 applicable to the ineffective portion of cash flow swaps.


        The Company generally limits its selection of counterparts that are obligated under its derivative contracts to those within the "A" credit rating or above. As of December 31, 2005, no counterparty had more than 25 percent exposure to the fair value of the Company's derivative contracts. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2005 and 2004, applicable to all derivative investments was $129,356 and $94,038, respectively, and is reflected in the balance sheet in short-term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on derivative instruments.


5.        Income Taxes


        The significant components of the provision for income taxes are as follows:



                                                                2005               2004               2003

Current                                                          $  69,493          $ 108,015          $  72,775
Deferred                                                              (486)           (49,697)           (17,447)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  69,007          $  58,318          $  55,328
                                                           ----------------   ----------------   ----------------



        Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35 percent to income before income taxes as follows:


                                                                2005               2004               2003

At statutory federal income tax rate                             $  76,287          $  58,836          $  56,709
Dividends received deductions                                         (721)              (575)              (462)
Other, net                                                          (6,559)                57               (919)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  69,007          $  58,318          $  55,328
                                                           ----------------   ----------------   ----------------


        The federal income tax asset as of December 31 is comprised of the following:



                                                                                   2005               2004

Net deferred income tax asset                                                       $ 142,785          $ 110,637
Income taxes currently receivable (payable)                                             8,102             (5,885)
                                                                              ----------------   ----------------
              Federal income tax asset                                              $ 150,887          $ 104,752
                                                                              ----------------   ----------------


        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:




                                                                                   2005               2004

Deferred income tax assets
    Policy liabilities and reserves                                                 $ 625,386          $ 607,013
    Other, net                                                                         22,860             28,762
                                                                              ----------------   ----------------
              Total deferred income tax assets                                        648,246            635,775
                                                                              ----------------   ----------------
Deferred income tax liabilities
    Investments                                                                       (54,287)          (155,421)
    Present value of future profits of acquired business                              (13,656)           (15,138)
    Deferred policy acquisition costs                                                (437,518)          (354,579)
                                                                              ----------------   ----------------
              Total deferred income tax liabilities                                  (505,461)          (525,138)
                                                                              ----------------   ----------------
              Net deferred income tax asset                                         $ 142,785          $ 110,637
                                                                              ----------------   ----------------


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. A provision in the "American Jobs Creation Act of 2004" will treat distributions during 2005 and 2006 as being made from the policyholders' surplus account and no tax will be imposed on those distributions. The Company expects total distributions during this period to be in excess of the existing policyholder surplus account balance. Accordingly, no provision for income tax has been made on the approximately $34,000 balance in the policyholders' surplus account at December 31, 2005.


6.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:




                           2005                              2004                              2003
              --------------------------------  --------------------------------  -------------------------------
                   Ceded           Assumed          Ceded            Assumed          Ceded           Assumed

Premiums            $ 915,666          $  508        $ 812,718          $ 3,115        $ 595,599         $ 8,774
Claims                107,737          (3,018)         111,320            2,699           99,713           5,306



        The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best. The Company is a party to several larger reinsurance arrangements at December 31, 2005, which are described below.


        Midland National is party to funds withheld coinsurance agreements with an outside reinsurer. This is an indemnity agreement that covers 50 percent of all policies issued from January 1, 2002 through March 31, 2005 and 60 percent of all policies issues since April 1, 2005 of particular annuity plans. In this agreement Midland National agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $2,173,195 and $1,500,560 against the reserve credits of $2,647,413 and $1,838,275 in the reinsurance receivable line in the December 31, 2005 and 2004 balance sheets, respectively. This agreement increased (decreased) the following financial statement lines as follows:




                                                                           2005             2004             2003

Assets
    Other invested assets                                                  $    -         $ 14,172         $  4,842
    Deferred policy acquisition costs                                    (271,855)        (188,875)        (126,928)
    Deferred sales inducements                                           (200,230)        (131,579)         (65,417)
    Reinsurance receivables                                               504,019          337,715          197,079
Liabilities
    Other liabilities                                                       2,385            2,250            1,002
Revenues
    Interest sensitive life and investment product charges                 (4,662)          (2,564)          (1,486)
    Net investment income                                                 (98,968)         (77,389)         (38,627)
Benefits and expenses
    Benefits incurred                                                        (197)            (157)             (93)
    Interest credited to policyholder account balances                    (66,791)         (57,275)         (27,115)
    Operating expenses                                                     (2,255)            (898)              75
    Amortization of deferred policy acquisition costs                     (30,622)          (9,968)          (7,577)
    Amortization of deferred sales inducements                            (17,966)          (6,843)          (3,127)


        Effective January, 2003, Clarica Life entered into a coinsurance agreement with an outside reinsurer that covered 30 percent of the substantially all of the inforce life and annuity policies. Policies issued in 2003 were not covered under this agreement. In this agreement $734,671 of policy obligations were transferred to the reinsurer. The transfer of the policy obligations was funded by the transfer of $564,570 of fixed maturity securities, $153,219 of mortgage loans and $15,417 of cash. The GAAP ceding fee of $1,465 was recorded into a deferred liability account which is being amortized over the life of the agreement.


        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


7.        Statutory Financial Data and Dividend Restrictions


        Midland National is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by Midland National during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10 percent of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $45,000, $41,000 and $36,000 in 2005, 2004 and
        2003, respectively. Dividends payable in 2006 up to approximately $184,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2005, 2004 and 2003, is approximately $184,000, $181,000 and $95,000, respectively, and capital and surplus at December 31, 2005, 2004 and 2003, is approximately $953,000, $811,000 and $722,000, respectively, in accordance with statutory accounting principles.


8.        Employee Benefits


        Midland National participates in qualified pension and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2005 and 2004. The amounts reflect an allocation of the Company's portion of the SEI plan:



                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2005            2004            2005             2004

Benefit obligation at December 31                       $ 30,931        $ 29,063        $ 11,131         $ 9,976
Fair value of plan assets at December 31                  22,924          23,069               -               -
                                                   --------------  --------------  --------------   -------------
Funded status at December 31                            $ (8,007)       $ (5,994)       $(11,131)       $ (9,976)
                                                   --------------  --------------  --------------   -------------
Accrued benefit liability recognized
 in financial statements                                 $ 8,007         $ 5,994         $ 8,136         $ 7,243
                                                   --------------  --------------  --------------   -------------



        The Company's other postretirement benefit plan is not funded;
        therefore, it has no plan assets.

        The amounts of contributions made to and benefits paid from the plan are as follows:



                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2005            2004            2005             2004

Employer contributions                                $   -         $ 4,544          $  295          $  373
Employee contributions                                    -               -             114              55
Benefit payments                                        311             300             409             429



        The following table provides the net periodic benefit cost for the years ended 2005, 2004 and 2003:


                               Pension Benefits                                 Other Benefits
                   ----------------------------------------------  ----------------------------------------------
                       2005            2004            2003            2005            2004             2003

Net periodic
 benefit costs           $  508          $ 3,031         $ 2,438         $ 1,188         $ 1,205          $  746




        The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                                        Pension Benefits                  Other Benefits
                                                  ------------------------------   ------------------------------
                                                      2005            2004             2005             2004

Weighted-average assumptions as of
 December 31
    Discount rate                                    5.50%            5.75%            5.50%         5.75 to 6.25%
    Expected return on plan assets                   8.25%            8.25%             N/A             N/A
    Rate of compensation increase                     N/A             5.50%             N/A             N/A


        For measurement purposes, a 9 percent to 10 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2005. The rate was assumed to decrease gradually each year to a rate of 4.5 percent to 5.0 percent for 2011 and remain at that level thereafter.


        Midland National also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2005, 2004 and 2003 were $4,690, $2,576 and $4,050, respectively. The expense for 2005, 2004 and 2003 was $7,039, $3,120 and $4,441, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits
        The FASB issued FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP FAS 106-2") in May 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria. FSP FAS 106-2 superseded FSP FAS 106-1, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003".


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced by approximately $699 upon the adoption of this new guidance on January 1, 2005.
         This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost (approximately $30 in 2005) over a period of approximately 21 years, the life expectancy of plan participants currently eligible for benefits. For the year ended December 31, 2005, the gains produced by recognition of the Act reduced net periodic postretirement cost by approximately $108.


9.        Commitments and Contingencies


        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,016, $4,035 and $4,742 for the years ended December 31, 2005, 2004 and 2003, respectively. The minimum future rentals on operating leases at December 31, 2005, are $2,734 in 2006; $2,752 in 2007; $2,673 in 2008; $2,736 in 2009; $2,101 in 2010 and
        $10,760 thereafter.


        Other Contingencies
        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


        In the ordinary course of their business operations, life insurance and financial services companies are increasingly involved in individual consumer and class action litigation in connection with the sale of their products which has resulted in the award of judgments, including punitive and non-economic compensatory damages.


        The Company, like other financial service companies, is involved in various legal actions and in arbitration related to the normal course of its business, in which claims for compensatory and punitive damages are asserted. Although the outcome of any such litigation cannot be predicted, the Company believes that at the present time there are no pending or threatened legal actions that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.


10.     Other Related Party Transactions


        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $9,600, $9,336 and $6,781 in 2005, 2004 and 2003, respectively, related to these contracts.


        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. ("Guggenheim"). The Company was charged $23,195, $19,113 and $13,612 in 2005, 2004 and 2003, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate.


        Midland National provides certain insurance and noninsurance services to North American and NANY for which it was reimbursed $10,408, $9,516 and $9,032 in 2005, 2004 and 2003, respectively, for the costs incurred to render such services.


        The Company pays sales commissions to Sammons Securities, Inc., a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds. The Company was charged approximately $651, $481 and $410 in 2005, 2004 and 2003, respectively.


        The Company holds a mortgage loan on the property of an indirect affiliate, Grove Park Inn. The balance of the loan was $31,972 and $33,083 as December 31, 2005 and 2004, respectively. The Company earned interest income on the loan of $2,124 and $2,193 in 2005 and 2004, respectively.


11.     Acquisition of CHC Holding


        Effective January 8, 2003, Midland National acquired 100 percent of the shares of CHC Holding Inc. ("CHC"), which is the holding corporation for Clarica Life Insurance Company - U.S. ("Clarica Life"). The primary source of funds used to acquire the CHC shares was capital contributions received from SEI of $225,000 and $10,000 received in 2003 and 2002, respectively. The purchase price for these shares was $290,188 of which $282,936 represented the initial cost of the shares plus $7,252 of other costs. The allocation of the purchase price to the assets and liabilities of this company was as follows:



Assets
    Fixed maturities securities                                     $2,561,725
    Mortgage loans                                                     669,184
    Policy loans                                                        58,185
    Short-term investments                                              87,954
    Other invested assets and derivatives                               10,566
    Income tax asset                                                    55,702
    Present value of future profits                                     39,293
    Cash and other receivables                                          38,339
                                                               ----------------
              Total assets                                           3,520,948
                                                               ----------------
Liabilities
    Policyholder account balances and reserves                       2,984,127
    Other liabilities                                                  246,635
                                                               ----------------
              Total liabilities                                      3,230,762
                                                               ----------------
Purchase price                                                       $ 290,186
                                                               ----------------



        The results of CHC are included in the Company's financial statements since January 8, 2003, the effective date of the purchase. The acquired assets and liabilities were recorded at fair values and, as a result, there was no excess purchase price allocated to goodwill.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2005 and 2004

Midland National Life Insurance Company
Separate Account A
Index
------------------------------------------------------------------------------------------------------------------------


                                                                                                                 Page(s)


Report of Independent Registered Public Accounting Firm................................................................1


Financial Statements


Statements of Assets and Liabilities, Operations and Changes in Net Assets..........................................2-40


Notes to Financial Statements......................................................................................41-55







             Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder
Midland National Life Insurance Company and
Policyholders of Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (consisting of the portfolios of the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust and the PIMCO Variable Insurance Trust) at December 31, 2005, and the results of each of the portfolios' operations and changes in each of the portfolios' net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned at December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.








April 19, 2006

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
------------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                  Statement of Operations
              December 31, 2005                                         Year Ended December 31, 2005

ASSETS                                                            INVESTMENT INCOME
    Investment in Portfolios, at net asset                          Dividend income                               $ 4,649,579
     value (cost $356,315,547)                   $417,373,810       Capital gains distributions                     5,019,201
                                                                                                             -----------------

LIABILITIES                                                 -                                                       9,668,780
                                              ----------------

NET ASSETS                                       $417,373,810       Expenses
                                              ----------------
                                                                      Administrative expense                          111,753
Number of units outstanding                        27,059,161         Mortality and expense risk                    3,332,655
                                              ----------------                                               -----------------

                                                                        Net investment income                       6,224,372

                                                                  REALIZED AND UNREALIZED GAINS
                                                                   (LOSSES) ON INVESTMENTS
                                                                    Net realized gains on investments              17,922,051
                                                                    Net unrealized appreciation on
                                                                     investments                                    6,585,822
                                                                                                             -----------------

                                                                  Net increase in net assets resulting from
                                                                   operations                                     $30,732,245
                                                                                                             -----------------

    --------------------------------------------------------------------------------------------------------------------------

     Statements of Changes in Net Assets
   Years Ended December 31, 2005 and 2004

                                                                                                2005               2004

Net assets at beginning of year                                                              $ 361,492,484       $288,945,046

Net increase in net assets resulting from operations                                            30,732,245         30,576,486

Capital shares transactions
    Net premiums                                                                                78,166,104         82,665,308
    Transfers of policy loans                                                                   (5,334,804)        (4,269,519)
    Transfers of cost of insurance                                                             (27,826,857)       (25,270,092)
    Transfers of surrenders                                                                    (16,526,195)       (10,812,577)
    Transfers of death benefits                                                                   (669,776)          (686,773)
    Transfers of other terminations                                                             (1,434,696)          (911,148)
    Interfund and net transfers to general account                                              (1,224,695)         1,255,753
                                                                                          -----------------  -----------------

      Net increase in net assets from capital share transactions                                25,149,081         41,970,952
                                                                                          -----------------  -----------------

Total increase in net assets                                                                    55,881,326         72,547,438
                                                                                          -----------------  -----------------

Net assets at end of year                                                                     $417,373,810      $ 361,492,484
                                                                                          -----------------  -----------------


   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 6,105,579                               Dividend income                               $   177,875
     shares at net asset value of $1.00                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,105,579)                  $  6,105,579
                                                                                                                       177,875
LIABILITIES                                                  -
                                               ----------------
                                                                     Expenses
NET ASSETS                                        $  6,105,579         Administrative expense                            1,939
                                               ----------------
                                                                       Mortality and expense risk                       53,018
                                                                                                              -----------------
                                      Unit
                          Units       Value      Net Assets              Net investment income                         122,918

Product Group 1            362,167     $12.59      $ 4,559,889     REALIZED AND UNREALIZED GAINS
Product Group 2             31,792     $11.51          365,901      (LOSSES) ON INVESTMENTS
Product Group 3             17,136     $10.15          174,020       Net realized gains on investments                       -
Product Group 4             53,568     $18.79        1,005,769       Net unrealized appreciation on
                       ------------            ----------------
                                                                      investments                                            -
                                                                                                              -----------------
                           464,663                $  6,105,579
                       ------------            ----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   122,918
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,561,712       $  7,214,462

Net increase in net assets resulting from operations                                                122,918             23,138

Capital shares transactions
    Net premiums                                                                                  2,951,132          5,742,636
    Transfers of policy loans                                                                      (272,207)           (64,970)
    Transfers of cost of insurance                                                                 (624,300)          (697,519)
    Transfers of surrenders                                                                        (439,090)          (403,388)
    Transfers of death benefits                                                                      (1,588)           (33,487)
    Transfers of other terminations                                                                  (5,808)           (15,276)
    Interfund and net transfers to general account                                               (1,187,190)        (6,203,884)
                                                                                           -----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                         420,949         (1,675,888)
                                                                                           -----------------  -----------------

Total increase (decrease) in net assets                                                             543,867         (1,652,750)
                                                                                           -----------------  -----------------

Net assets at end of year                                                                      $  6,105,579       $  5,561,712
                                                                                           -----------------  -----------------




The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 941,944                                 Dividend income                               $   819,351
     shares at net asset value of $6.17                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,081,481)                   $  5,811,792
                                                                                                                       819,351
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,811,792        Administrative expense                            4,102
                                               -----------------
                                                                       Mortality and expense risk                       48,515
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         766,734

Product Group 1            324,190     $10.87       $ 3,525,472    REALIZED AND UNREALIZED GAINS
Product Group 2             18,278      $9.84           179,840     (LOSSES) ON INVESTMENTS
Product Group 3              7,397     $10.90            80,666      Net realized gains on investments                 127,741
Product Group 4             74,348     $27.25         2,025,814      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (790,411)
                                                                                                              -----------------
                           424,213                 $  5,811,792
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   104,064
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,080,151       $  4,229,716

Net increase in net assets resulting from operations                                                104,064            381,741

Capital shares transactions
    Net premiums                                                                                  1,076,108            872,210
    Transfers of policy loans                                                                       (86,082)           (58,583)
    Transfers of cost of insurance                                                                 (441,564)          (401,717)
    Transfers of surrenders                                                                        (169,259)          (147,288)
    Transfers of death benefits                                                                     (11,319)            (1,670)
    Transfers of other terminations                                                                 (11,763)            (9,002)
    Interfund and net transfers to general account                                                  271,456            214,744
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    627,577            468,694
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        731,641            850,435
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,811,792       $  5,080,151
                                                                                            ----------------  -----------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,172,432                               Dividend income                                $  490,405
     shares at net asset value of $25.49                             Capital gains distributions                     1,077,680
                                                                                                              -----------------
     per share (cost $25,502,347)                   $29,885,303
                                                                                                                     1,568,085
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $29,885,303        Administrative expense                           20,449
                                               -----------------
                                                                       Mortality and expense risk                      263,172
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                       1,284,464

Product Group 1          1,113,188     $16.88      $ 18,751,458    REALIZED AND UNREALIZED GAINS
Product Group 2             65,124     $12.78           832,240     (LOSSES) ON INVESTMENTS
Product Group 3              8,790     $11.41           100,282      Net realized gains on investments                 959,232
Product Group 4            185,598     $54.92        10,201,323      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (842,985)
                                                                                                              -----------------
                         1,372,700                  $29,885,303
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,400,711
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $30,789,773        $26,739,888

Net increase in net assets resulting from operations                                              1,400,711          2,927,202

Capital shares transactions
    Net premiums                                                                                  3,675,017          4,797,168
    Transfers of policy loans                                                                      (461,256)          (361,413)
    Transfers of cost of insurance                                                               (1,963,683)        (1,923,916)
    Transfers of surrenders                                                                      (1,305,129)        (1,067,196)
    Transfers of death benefits                                                                     (74,223)           (77,888)
    Transfers of other terminations                                                                 (82,824)           (74,769)
    Interfund and net transfers to general account                                               (2,093,083)          (169,303)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                      (2,305,181)         1,122,683
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (904,470)         4,049,885
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $29,885,303        $30,789,773
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,422,703                               Dividend income                                $  237,767
     shares at net asset value of $33.70                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $41,700,458)                   $47,945,094
                                                                                                                       237,767
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $47,945,094        Administrative expense                           29,581
                                               -----------------
                                                                       Mortality and expense risk                      416,867
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (208,681)

Product Group 1          2,081,093     $15.18      $ 31,582,533    REALIZED AND UNREALIZED GAINS
Product Group 2            211,493      $7.22         1,527,895     (LOSSES) ON INVESTMENTS
Product Group 3              5,863     $10.85            63,649      Net realized gains on investments                 905,952
Product Group 4            280,663     $52.71        14,771,017      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,450,510
                                                                                                              -----------------
                         2,579,112                  $47,945,094
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  2,147,781
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $49,884,375        $47,604,009

Net increase in net assets resulting from operations                                              2,147,781          1,178,319

Capital shares transactions
    Net premiums                                                                                  7,223,656          8,959,286
    Transfers of policy loans                                                                      (798,916)          (767,940)
    Transfers of cost of insurance                                                               (3,865,720)        (3,947,302)
    Transfers of surrenders                                                                      (2,255,726)        (2,175,867)
    Transfers of death benefits                                                                     (92,855)          (166,011)
    Transfers of other terminations                                                                (179,459)          (140,504)
    Interfund and net transfers to general account                                               (4,118,042)          (659,615)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                      (4,087,062)         1,102,047
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (1,939,281)         2,280,366
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $47,945,094        $49,884,375
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 664,919                                 Dividend income                                $   63,256
     shares at net asset value of $20.61                             Capital gains distributions                        49,505
                                                                                                              -----------------
     per share (cost $10,458,900)                  $ 13,703,972
                                                                                                                       112,761
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 13,703,972        Administrative expense                            6,998
                                               -----------------
                                                                       Mortality and expense risk                       97,838
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           7,925

Product Group 1            631,735     $14.71       $ 9,294,298    REALIZED AND UNREALIZED GAINS
Product Group 2             48,461      $9.57           463,641     (LOSSES) ON INVESTMENTS
Product Group 3              7,185     $12.98            93,261      Net realized gains on investments                 717,151
Product Group 4            122,597     $31.50         3,852,772      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,351,856
                                                                                                              -----------------
                           809,978                 $ 13,703,972
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,076,932
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,536,720       $  7,381,149

Net increase in net assets resulting from operations                                              2,076,932          1,079,831

Capital shares transactions
    Net premiums                                                                                  2,114,346          1,856,477
    Transfers of policy loans                                                                      (162,520)          (158,173)
    Transfers of cost of insurance                                                                 (710,456)          (596,580)
    Transfers of surrenders                                                                        (492,750)          (317,647)
    Transfers of death benefits                                                                     (21,180)            (6,139)
    Transfers of other terminations                                                                 (43,091)           (36,317)
    Interfund and net transfers to general account                                                1,405,971            334,119
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,090,320          1,075,740
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,167,252          2,155,571
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 13,703,972        $ 9,536,720
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Midcap Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 561,477                                 Dividend income                                 $       -
     shares at net asset value of $35.11                             Capital gains distributions                       249,508
                                                                                                              -----------------
     per share (cost $15,040,812)                  $ 19,713,470
                                                                                                                       249,508
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 19,713,470        Administrative expense                              960
                                               -----------------
                                                                       Mortality and expense risk                      144,382
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         104,166

Product Group 1          1,018,380     $17.11      $ 17,430,613    REALIZED AND UNREALIZED GAINS
Product Group 2             84,526     $17.47         1,477,033     (LOSSES) ON INVESTMENTS
Product Group 3             18,517     $14.19           262,785      Net realized gains on investments               1,562,843
Product Group 4             29,765     $18.24           543,039      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,119,529
                                                                                                              -----------------
                         1,151,188                 $ 19,713,470
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,786,538
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 14,830,730        $ 8,044,599

Net increase in net assets resulting from operations                                              2,786,538          2,509,280

Capital shares transactions
    Net premiums                                                                                  3,529,668          3,443,654
    Transfers of policy loans                                                                      (148,402)          (130,524)
    Transfers of cost of insurance                                                                 (972,069)          (782,902)
    Transfers of surrenders                                                                        (488,078)          (201,729)
    Transfers of death benefits                                                                     (24,230)           (11,908)
    Transfers of other terminations                                                                 (77,513)           (24,320)
    Interfund and net transfers to general account                                                  276,826          1,984,580
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,096,202          4,276,851
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,882,740          6,786,131
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 19,713,470       $ 14,830,730
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 534,317                                 Dividend income                               $   221,487
     shares at net asset value of $15.04                             Capital gains distributions                         2,840
                                                                                                              -----------------
     per share (cost $7,330,761)                   $  8,036,130
                                                                                                                       224,327
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,036,130        Administrative expense                            9,161
                                               -----------------
                                                                       Mortality and expense risk                       73,648
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         141,518

Product Group 1            249,221     $14.48      $  3,609,163    REALIZED AND UNREALIZED GAINS
Product Group 2              7,427     $10.56            78,464     (LOSSES) ON INVESTMENTS
Product Group 3              3,004     $10.60            31,847      Net realized gains on investments                   1,455
Product Group 4            138,068     $31.27         4,316,656      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       92,421
                                                                                                              -----------------
                           397,720                 $  8,036,130
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  235,394
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 8,682,432        $ 8,263,923

Net increase in net assets resulting from operations                                                235,394            363,454

Capital shares transactions
    Net premiums                                                                                    968,494          1,298,654
    Transfers of policy loans                                                                       (99,889)          (104,234)
    Transfers of cost of insurance                                                                 (607,905)          (634,346)
    Transfers of surrenders                                                                        (605,535)          (339,266)
    Transfers of death benefits                                                                     (31,155)           (63,491)
    Transfers of other terminations                                                                 (17,929)           (21,911)
    Interfund and net transfers to general account                                                 (487,777)           (80,351)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (881,696)            55,055
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (646,302)           418,509
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,036,130        $ 8,682,432
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 783,650                                 Dividend income                                $  382,374
     shares at net asset value of $12.76                             Capital gains distributions                       231,018
                                                                                                              -----------------
     per share (cost $10,152,315)                   $ 9,999,369
                                                                                                                       613,392
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 9,999,369        Administrative expense                            2,233
                                               -----------------
                                                                       Mortality and expense risk                       84,778
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         526,381

Product Group 1            477,136     $16.08       $ 7,675,923    REALIZED AND UNREALIZED GAINS
Product Group 2             82,399     $14.51         1,195,198     (LOSSES) ON INVESTMENTS
Product Group 3              5,592     $10.42            58,290      Net realized losses on investments               (189,310)
Product Group 4             44,930     $23.80         1,069,958      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (220,835)
                                                                                                              -----------------
                           610,057                  $ 9,999,369
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   116,236
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 10,515,913        $ 7,809,536

Net increase in net assets resulting from operations                                                116,236            313,498

Capital shares transactions
    Net premiums                                                                                  1,877,117          3,150,022
    Transfers of policy loans                                                                      (115,809)           (55,831)
    Transfers of cost of insurance                                                                 (712,818)          (685,908)
    Transfers of surrenders                                                                        (641,874)          (149,834)
    Transfers of death benefits                                                                     (15,899)            (4,259)
    Transfers of other terminations                                                                 (23,067)           (19,360)
    Interfund and net transfers to general account                                               (1,000,430)           158,049
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (632,780)         2,392,879
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (516,544)         2,706,377
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 9,999,369       $ 10,515,913
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 378,316                                 Dividend income                                $  847,603
     shares at net asset value of $141.88                            Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $46,559,632)                   $53,675,538
                                                                                                                       847,603
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $53,675,538        Administrative expense                           10,492
                                               -----------------
                                                                       Mortality and expense risk                      438,736
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         398,375

Product Group 1          2,874,332     $15.46       $44,435,804    REALIZED AND UNREALIZED GAINS
Product Group 2            416,130      $8.96         3,726,564     (LOSSES) ON INVESTMENTS
Product Group 3             24,453     $11.22           274,403      Net realized gains on investments               2,413,562
Product Group 4            172,728     $30.21         5,238,767      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (786,409)
                                                                                                              -----------------
                         3,487,643                  $53,675,538
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,025,528
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $48,254,425       $ 38,919,926

Net increase in net assets resulting from operations                                              2,025,528          4,156,216

Capital shares transactions
    Net premiums                                                                                  9,701,960         11,327,857
    Transfers of policy loans                                                                      (869,780)          (648,866)
    Transfers of cost of insurance                                                               (3,847,214)        (3,502,886)
    Transfers of surrenders                                                                      (2,181,443)        (1,592,915)
    Transfers of death benefits                                                                     (59,048)          (109,089)
    Transfers of other terminations                                                                (185,699)           (81,533)
    Interfund and net transfers to general account                                                  836,809           (214,285)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,395,585          5,178,283
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      5,421,113          9,334,499
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $53,675,538        $48,254,425
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,527,266                               Dividend income                               $   123,987
     shares at net asset value of $31.03                             Capital gains distributions                         7,749
                                                                                                              -----------------
     per share (cost $34,629,254)                  $ 47,391,065
                                                                                                                       131,736
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 47,391,065        Administrative expense                           13,524
                                               -----------------
                                                                       Mortality and expense risk                      377,857
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (259,645)

Product Group 1          1,670,247     $22.65      $ 37,841,482    REALIZED AND UNREALIZED GAINS
Product Group 2            172,129     $12.50         2,152,283     (LOSSES) ON INVESTMENTS
Product Group 3             17,913     $12.80           229,280      Net realized gains on investments               2,954,396
Product Group 4            215,102     $33.30         7,168,020      Net unrealized appreciation on
                       ------------            -----------------
                                                                       investments                                   3,762,594
                                                                                                              -----------------
                         2,075,391                 $ 47,391,065
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 6,457,345
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 41,520,720        $33,004,372

Net increase in net assets resulting from operations                                              6,457,345          5,100,722

Capital shares transactions
    Net premiums                                                                                  6,915,580          6,902,351
    Transfers of policy loans                                                                      (585,093)          (474,298)
    Transfers of cost of insurance                                                               (2,780,950)        (2,615,908)
    Transfers of surrenders                                                                      (1,970,336)        (1,396,538)
    Transfers of death benefits                                                                     (91,496)           (55,084)
    Transfers of other terminations                                                                (156,156)          (101,190)
    Interfund and net transfers to general account                                               (1,918,549)         1,156,293
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (587,000)         3,415,626
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      5,870,345          8,516,348
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 47,391,065       $ 41,520,720
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 378,938                                 Dividend income                               $   114,962
     shares at net asset value of $12.97                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,346,876)                   $  4,914,827
                                                                                                                       114,962
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,914,827        Administrative expense                            2,552
                                               -----------------
                                                                       Mortality and expense risk                       43,338
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          69,072

Product Group 1            273,209     $13.31       $ 3,635,893    REALIZED AND UNREALIZED GAINS
Product Group 2              5,073      $9.02            45,781     (LOSSES) ON INVESTMENTS
Product Group 3                 84     $10.59               889      Net realized gains on investments                   9,840
Product Group 4             63,348     $19.44         1,232,264      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       58,132
                                                                                                              -----------------
                           341,714                 $  4,914,827
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   137,044
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,033,531        $ 4,703,890

Net increase in net assets resulting from operations                                                137,044            235,569

Capital shares transactions
    Net premiums                                                                                    707,819            858,680
    Transfers of policy loans                                                                      (105,318)           (81,069)
    Transfers of cost of insurance                                                                 (392,275)          (407,614)
    Transfers of surrenders                                                                        (214,925)          (202,374)
    Transfers of death benefits                                                                     (19,010)            (2,467)
    Transfers of other terminations                                                                 (21,767)            (8,800)
    Interfund and net transfers to general account                                                 (210,272)           (62,284)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (255,748)            94,072
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (118,704)           329,641
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,914,827       $  5,033,531
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 283,049                                 Dividend income                                $   97,506
     shares at net asset value of $14.78                             Capital gains distributions                         2,671
                                                                                                              -----------------
     per share (cost $3,798,423)                   $  4,183,466
                                                                                                                       100,177
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,183,466        Administrative expense                              176
                                               -----------------
                                                                       Mortality and expense risk                       34,696
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          65,305

Product Group 1            272,433     $14.40       $ 3,922,420    REALIZED AND UNREALIZED GAINS
Product Group 2             14,430     $10.96           158,107     (LOSSES) ON INVESTMENTS
Product Group 3              1,671     $10.93            18,259      Net realized gains on investments                  98,443
Product Group 4              5,828     $14.59            84,680      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       36,593
                                                                                                              -----------------
                           294,362                 $  4,183,466
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   200,341
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  3,819,590       $  3,061,281

Net increase in net assets resulting from operations                                                200,341            160,131

Capital shares transactions
    Net premiums                                                                                    842,099            907,527
    Transfers of policy loans                                                                       (34,595)           (25,535)
    Transfers of cost of insurance                                                                 (358,186)          (319,324)
    Transfers of surrenders                                                                        (135,601)           (98,106)
    Transfers of death benefits                                                                      (6,109)            (7,138)
    Transfers of other terminations                                                                  (6,825)            (7,268)
    Interfund and net transfers to general account                                                 (137,248)           148,022
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    163,535            598,178
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        363,876            758,309
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,183,466       $  3,819,590
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 555,159                                 Dividend income                               $   114,247
     shares at net asset value of $14.75                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,942,261)                   $  8,188,594
                                                                                                                       114,247
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,188,594        Administrative expense                              699
                                               -----------------
                                                                       Mortality and expense risk                       68,807
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            44,741

Product Group 1            477,798     $16.16       $ 7,722,889    REALIZED AND UNREALIZED GAINS
Product Group 2             13,099     $10.03           131,386     (LOSSES) ON INVESTMENTS
Product Group 3              2,014     $11.18            22,528      Net realized gains on investments                 238,574
Product Group 4             18,837     $16.58           311,791      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      233,592
                                                                                                              -----------------
                           511,748                 $  8,188,594
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   516,907
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  7,706,179        $ 7,033,299

Net increase in net assets resulting from operations                                                516,907            351,865

Capital shares transactions
    Net premiums                                                                                  1,398,682          1,491,567
    Transfers of policy loans                                                                       (51,263)          (131,748)
    Transfers of cost of insurance                                                                 (669,744)          (671,905)
    Transfers of surrenders                                                                        (326,376)          (231,388)
    Transfers of death benefits                                                                     (24,545)           (16,810)
    Transfers of other terminations                                                                 (27,735)           (22,759)
    Interfund and net transfers to general account                                                 (333,511)           (95,942)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (34,492)           321,015
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        482,415            672,880
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,188,594       $  7,706,179
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 543,400                                 Dividend income                               $    81,210
     shares at net asset value of $17.34                             Capital gains distributions                             -
                                                                                                               ----------------
     per share (cost $7,564,627)                   $  9,422,551
                                                                                                                        81,210
LIABILITIES                                                   -
                                                ----------------
                                                                     Expenses
NET ASSETS                                         $  9,422,551         Administrative expense                             791
                                                ----------------
                                                                        Mortality and expense risk                      79,379
                                                                                                               ----------------
                                      Unit
                          Units       Value       Net Assets              Net investment gain                            1,040

Product Group 1            748,390     $11.92      $  8,924,212    REALIZED AND UNREALIZED GAINS
Product Group 2              9,237      $8.16            75,378     (LOSSES) ON INVESTMENTS
Product Group 3                346     $11.50             3,982      Net realized gains on investments                 262,960
Product Group 4             34,061     $12.30           418,979      Net unrealized appreciation on
                       ------------             ----------------
                                                                      investments                                      426,090
                                                                                                               ----------------
                           792,034                 $  9,422,551
                       ------------             ----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  690,090
                                                                                                               ----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                  2005              2004

Net assets at beginning of year                                                                  $ 9,022,058      $  8,129,627

Net increase in net assets resulting from operations                                                 690,090           528,823

Capital shares transactions
    Net premiums                                                                                   1,540,940         1,801,004
    Transfers of policy loans                                                                       (139,430)         (147,691)
    Transfers of cost of insurance                                                                  (780,274)         (785,817)
    Transfers of surrenders                                                                         (476,464)         (311,263)
    Transfers of death benefits                                                                       (6,496)          (43,144)
    Transfers of other terminations                                                                  (34,134)          (52,925)
    Interfund and net transfers to general account                                                  (393,739)          (96,556)
                                                                                            -----------------  ----------------

      Net (decrease) increase in net assets from capital share transactions                         (289,597)          363,608
                                                                                            -----------------  ----------------

Total increase in net assets                                                                         400,493           892,431
                                                                                            -----------------  ----------------

Net assets at end of year                                                                       $  9,422,551       $ 9,022,058
                                                                                            -----------------  ----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 362,807                                 Dividend income                                $   44,836
     shares at net asset value of $7.50                              Capital gains distributions                           953
                                                                                                              -----------------
     per share (cost $2,449,668)                   $  2,721,054
                                                                                                                        45,789
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,721,054        Administrative expense                               96
                                               -----------------
                                                                       Mortality and expense risk                       22,805
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          22,888

Product Group 1            165,704     $15.43      $  2,559,251    REALIZED AND UNREALIZED GAINS
Product Group 2              6,680     $11.34            75,759     (LOSSES) ON INVESTMENTS
Product Group 3              3,329     $11.15            37,139      Net realized gains on investments                 117,157
Product Group 4              3,141     $15.57            48,905      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (35,317)
                                                                                                              -----------------
                           178,854                 $  2,721,054
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   104,728
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,444,829       $  1,802,179

Net increase in net assets resulting from operations                                                104,728            186,911

Capital shares transactions
    Net premiums                                                                                    551,914            717,833
    Transfers of policy loans                                                                       (22,601)           (11,916)
    Transfers of cost of insurance                                                                 (213,696)          (205,425)
    Transfers of surrenders                                                                         (91,739)           (46,071)
    Transfers of death benefits                                                                     (20,923)            (3,473)
    Transfers of other terminations                                                                  (5,801)            (2,131)
    Interfund and net transfers to general account                                                  (25,657)             6,922
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    171,497            455,739
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        276,225            642,650
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,721,054        $ 2,444,829
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 507,501                                 Dividend income                                 $       -
     shares at net asset value of $9.35                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $3,572,501)                   $  4,745,135
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,745,135        Administrative expense                              275
                                               -----------------
                                                                       Mortality and expense risk                       36,555
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (36,830)

Product Group 1            275,507     $15.55      $  4,285,491    REALIZED AND UNREALIZED GAINS
Product Group 2             31,799      $9.49           301,710     (LOSSES) ON INVESTMENTS
Product Group 3                516     $12.85             6,634      Net realized gains on investments                 244,481
Product Group 4              9,250     $16.38           151,300      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      616,357
                                                                                                              -----------------
                           317,072                 $  4,745,135
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  824,008
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 3,939,398       $  3,313,869

Net increase in net assets resulting from operations                                                824,008            248,196

Capital shares transactions
    Net premiums                                                                                    695,976            963,223
    Transfers of policy loans                                                                       (36,380)           (51,635)
    Transfers of cost of insurance                                                                 (337,239)          (343,859)
    Transfers of surrenders                                                                        (143,704)           (96,014)
    Transfers of death benefits                                                                      (7,857)            (1,483)
    Transfers of other terminations                                                                 (18,515)            (8,639)
    Interfund and net transfers to general account                                                 (170,552)           (84,260)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (18,271)           377,333
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        805,737            625,529
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,745,135        $ 3,939,398
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,750,225                               Dividend income                               $   119,384
     shares at net asset value of $8.23                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $11,537,359)                  $ 14,404,355
                                                                                                                       119,384
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 14,404,355        Administrative expense                              964
                                               -----------------
                                                                       Mortality and expense risk                      102,577
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                            15,843

Product Group 1            914,422     $14.32      $ 13,091,567    REALIZED AND UNREALIZED GAINS
Product Group 2             56,234      $7.38           414,800     (LOSSES) ON INVESTMENTS
Product Group 3             23,184     $12.57           291,410      Net realized gains on investments                 504,520
Product Group 4             40,862     $14.84           606,578      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,010,103
                                                                                                              -----------------
                         1,034,702                 $ 14,404,355
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,530,466
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,706,395       $  7,551,029

Net increase in net assets resulting from operations                                              1,530,466          1,146,132

Capital shares transactions
    Net premiums                                                                                  3,370,566          2,137,917
    Transfers of policy loans                                                                      (144,218)           (96,908)
    Transfers of cost of insurance                                                                 (834,323)          (653,288)
    Transfers of surrenders                                                                        (592,720)          (360,142)
    Transfers of death benefits                                                                     (22,699)           (11,457)
    Transfers of other terminations                                                                 (71,659)           (25,311)
    Interfund and net transfers to general account                                                1,462,547             18,423
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,167,494          1,009,234
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,697,960          2,155,366
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 14,404,355        $ 9,706,395
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,875,891                               Dividend income                               $   103,685
     shares at net asset value of $8.20                              Capital gains distributions                     1,199,667
                                                                                                              -----------------
     per share (cost $14,642,238)                  $ 15,382,309
                                                                                                                     1,303,352
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 15,382,309        Administrative expense                            1,300
                                               -----------------
                                                                       Mortality and expense risk                      115,877
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                       1,186,175

Product Group 1            666,550     $20.49      $ 13,655,836    REALIZED AND UNREALIZED GAINS
Product Group 2             41,088     $17.50           719,087     (LOSSES) ON INVESTMENTS
Product Group 3             24,073     $11.27           271,200      Net realized gains on investments                 691,158
Product Group 4             34,940     $21.07           736,186      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                   (1,274,832)
                                                                                                              -----------------
                           766,651                 $ 15,382,309
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   602,501
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 11,215,585        $ 7,007,967

Net increase in net assets resulting from operations                                                602,501          1,181,205

Capital shares transactions
    Net premiums                                                                                  3,408,874          2,604,569
    Transfers of policy loans                                                                      (118,909)           (55,207)
    Transfers of cost of insurance                                                                 (879,503)          (592,850)
    Transfers of surrenders                                                                        (645,216)          (113,316)
    Transfers of death benefits                                                                     (12,536)           (16,034)
    Transfers of other terminations                                                                 (88,272)           (25,965)
    Interfund and net transfers to general account                                                1,899,785          1,225,216
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,564,223          3,026,413
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,166,724          4,207,618
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 15,382,309       $ 11,215,585
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income and Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 368,859                                 Dividend income                               $    51,437
     shares at net asset value of $7.51                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $2,372,757)                   $  2,770,134
                                                                                                                        51,437
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,770,134        Administrative expense                              141
                                               -----------------
                                                                       Mortality and expense risk                       23,411
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          27,885

Product Group 1            193,249     $13.37      $  2,585,115    REALIZED AND UNREALIZED GAINS
Product Group 2             11,425      $9.80           111,986     (LOSSES) ON INVESTMENTS
Product Group 3                804     $11.35             9,125      Net realized gains on investments                 170,664
Product Group 4              4,852     $13.17            63,908      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (97,989)
                                                                                                              -----------------
                           210,330                 $  2,770,134
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   100,560
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,584,309       $  2,073,156

Net increase in net assets resulting from operations                                                100,560            269,923

Capital shares transactions
    Net premiums                                                                                    486,225            625,363
    Transfers of policy loans                                                                       (52,087)           (15,041)
    Transfers of cost of insurance                                                                 (191,049)          (177,716)
    Transfers of surrenders                                                                        (100,354)           (81,420)
    Transfers of death benefits                                                                      (4,040)            (9,281)
    Transfers of other terminations                                                                  (6,707)            (4,226)
    Interfund and net transfers to general account                                                  (46,723)           (96,449)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                     85,265            241,230
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        185,825            511,153
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,770,134        $ 2,584,309
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Emerging Growth Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 605,150                                 Dividend income                                 $       -
     shares at net asset value of $19.13                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $9,322,809)                   $ 11,576,518
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 11,576,518        Administrative expense                              701
                                               -----------------
                                                                       Mortality and expense risk                       95,620
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (96,321)

Product Group 1            888,480     $11.88      $ 10,558,025    REALIZED AND UNREALIZED GAINS
Product Group 2            117,556      $5.52           648,949     (LOSSES) ON INVESTMENTS
Product Group 3              1,947     $11.78            22,944      Net realized gains on investments               1,015,022
Product Group 4             29,679     $11.70           346,600      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (50,041)
                                                                                                              -----------------
                         1,037,662                 $ 11,576,518
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  868,660
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 11,330,395        $ 9,426,673

Net increase in net assets resulting from operations                                                868,660          1,195,014

Capital shares transactions
    Net premiums                                                                                  2,152,254          2,732,581
    Transfers of policy loans                                                                      (150,440)          (138,611)
    Transfers of cost of insurance                                                                 (939,880)          (930,094)
    Transfers of surrenders                                                                        (508,907)          (433,670)
    Transfers of death benefits                                                                     (11,348)           (11,752)
    Transfers of other terminations                                                                 (43,882)           (30,668)
    Interfund and net transfers to general account                                               (1,120,334)          (479,078)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (622,537)           708,708
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        246,123          1,903,722
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 11,576,518       $ 11,330,395
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Investors Trust Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 90,287                                  Dividend income                                $    9,735
     shares at net asset value of $19.29                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,428,976)                   $  1,741,627
                                                                                                                         9,735
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,741,627        Administrative expense                               23
                                               -----------------
                                                                       Mortality and expense risk                       15,214
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (5,502)

Product Group 1            151,676     $11.22      $  1,701,233    REALIZED AND UNREALIZED GAINS
Product Group 2              3,331      $9.39            31,301     (LOSSES) ON INVESTMENTS
Product Group 3                284     $11.74             3,333      Net realized gains on investments                  78,260
Product Group 4                521     $11.05             5,760      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       28,399
                                                                                                              -----------------
                           155,812                 $  1,741,627
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   101,157
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,783,500       $  1,503,147

Net increase in net assets resulting from operations                                                101,157            168,413

Capital shares transactions
    Net premiums                                                                                    321,776            374,984
    Transfers of policy loans                                                                       (34,227)            (2,049)
    Transfers of cost of insurance                                                                 (140,736)          (158,772)
    Transfers of surrenders                                                                        (155,482)           (40,876)
    Transfers of death benefits                                                                     (17,774)              (602)
    Transfers of other terminations                                                                  (8,573)              (821)
    Interfund and net transfers to general account                                                 (108,014)           (59,924)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (143,030)           111,940
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                             (41,873)           280,353
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,741,627       $  1,783,500
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
New Discovery Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 427,922                                 Dividend income                                 $       -
     shares at net asset value of $15.65                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,969,285)                    $ 6,696,977
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 6,696,977        Administrative expense                              601
                                               -----------------
                                                                       Mortality and expense risk                       58,822
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (59,423)

Product Group 1            311,034     $20.07       $ 6,247,308    REALIZED AND UNREALIZED GAINS
Product Group 2             14,367      $9.26           133,001     (LOSSES) ON INVESTMENTS
Product Group 3              3,535     $10.95            38,717      Net realized gains on investments                 681,715
Product Group 4             14,059     $19.77           277,951      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (391,536)
                                                                                                              -----------------
                           342,995                  $ 6,696,977
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  230,756
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  7,337,919       $  6,311,978

Net increase in net assets resulting from operations                                                230,756            407,653

Capital shares transactions
    Net premiums                                                                                  1,369,958          1,729,810
    Transfers of policy loans                                                                       (91,109)           (85,223)
    Transfers of cost of insurance                                                                 (519,004)          (483,328)
    Transfers of surrenders                                                                        (324,712)          (204,152)
    Transfers of death benefits                                                                      (1,748)            (5,629)
    Transfers of other terminations                                                                 (21,332)           (22,007)
    Interfund and net transfers to general account                                               (1,283,751)          (311,183)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (871,698)           618,288
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (640,942)         1,025,941
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 6,696,977       $  7,337,919
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Research Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 305,849                                 Dividend income                                $   22,208
     shares at net asset value of $16.41                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,096,331)                   $  5,018,980
                                                                                                                        22,208
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,018,980        Administrative expense                              188
                                               -----------------
                                                                       Mortality and expense risk                       42,376
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (20,356)

Product Group 1            394,280     $12.11      $  4,773,701    REALIZED AND UNREALIZED GAINS
Product Group 2             18,925      $8.55           161,728     (LOSSES) ON INVESTMENTS
Product Group 3                661     $11.92             7,881      Net realized gains on investments                 361,152
Product Group 4              6,356     $11.92            75,670      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (23,842)
                                                                                                              -----------------
                           420,222                 $  5,018,980
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   316,954
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 4,894,475       $  4,014,175

Net increase in net assets resulting from operations                                                316,954            619,430

Capital shares transactions
    Net premiums                                                                                    995,235          1,138,328
    Transfers of policy loans                                                                       (69,846)           (31,147)
    Transfers of cost of insurance                                                                 (407,830)          (388,425)
    Transfers of surrenders                                                                        (167,809)           (97,154)
    Transfers of death benefits                                                                      (8,831)            (5,049)
    Transfers of other terminations                                                                 (16,255)            (6,393)
    Interfund and net transfers to general account                                                 (517,113)          (349,290)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (192,449)           260,870
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        124,505            880,300
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,018,980        $ 4,894,475
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 434,756                                 Dividend income                               $   108,580
     shares at net asset value of $26.16                             Capital gains distributions                       663,406
                                                                                                              -----------------
     per share (cost $10,673,375)                  $ 11,373,221
                                                                                                                       771,986
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 11,373,221        Administrative expense                              400
                                               -----------------
                                                                       Mortality and expense risk                       90,407
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         681,179

Product Group 1            605,410     $16.95      $ 10,264,152    REALIZED AND UNREALIZED GAINS
Product Group 2             58,579     $13.09           766,771     (LOSSES) ON INVESTMENTS
Product Group 3             11,458     $11.26           129,043      Net realized gains on investments                 663,854
Product Group 4             12,783     $16.69           213,255      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                   (1,062,008)
                                                                                                              -----------------
                           688,230                 $ 11,373,221
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  283,025
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,826,097       $  6,826,851

Net increase in net assets resulting from operations                                                283,025            967,926

Capital shares transactions
    Net premiums                                                                                  2,628,620          2,429,592
    Transfers of policy loans                                                                      (127,833)          (130,264)
    Transfers of cost of insurance                                                                 (786,878)          (669,877)
    Transfers of surrenders                                                                        (312,682)          (182,622)
    Transfers of death benefits                                                                     (10,472)            (4,831)
    Transfers of other terminations                                                                 (24,436)           (18,959)
    Interfund and net transfers to general account                                                 (102,220)           608,281
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,264,099          2,031,320
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,547,124          2,999,246
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 11,373,221        $ 9,826,097
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Mid-Cap Value Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 788,864                                 Dividend income                                $   70,698
     shares at net asset value of $21.09                             Capital gains distributions                       966,006
                                                                                                              -----------------
     per share (cost $14,877,836)                  $ 16,637,131
                                                                                                                     1,036,704
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 16,637,131        Administrative expense                            1,496
                                               -----------------
                                                                       Mortality and expense risk                      127,146
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         908,062

Product Group 1            600,533     $24.34      $ 14,622,997    REALIZED AND UNREALIZED GAINS
Product Group 2             38,602     $24.15           932,169     (LOSSES) ON INVESTMENTS
Product Group 3             24,343     $12.38           301,403      Net realized gains on investments               1,153,227
Product Group 4             32,684     $23.83           780,562      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (952,961)
                                                                                                              -----------------
                           696,162                 $ 16,637,131
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,108,328
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 12,416,192       $  7,531,058

Net increase in net assets resulting from operations                                              1,108,328          2,073,022

Capital shares transactions
    Net premiums                                                                                  3,613,914          2,784,309
    Transfers of policy loans                                                                      (151,493)           (76,543)
    Transfers of cost of insurance                                                                 (892,586)          (647,027)
    Transfers of surrenders                                                                        (452,181)          (179,266)
    Transfers of death benefits                                                                     (46,891)            (6,763)
    Transfers of other terminations                                                                 (73,056)           (31,856)
    Interfund and net transfers to general account                                                1,114,904            969,258
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,112,611          2,812,112
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,220,939          4,885,134
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 16,637,131       $ 12,416,192
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC International Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 453,709                                 Dividend income                                 $       -
     shares at net asset value of $10.43                             Capital gains distributions                       173,718
                                                                                                              -----------------
     per share (cost $3,945,861)                   $  4,732,183
                                                                                                                       173,718
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,732,183        Administrative expense                              179
                                               -----------------
                                                                       Mortality and expense risk                       28,917
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                           144,622

Product Group 1            372,317     $11.34       $ 4,223,577    REALIZED AND UNREALIZED GAINS
Product Group 2             21,173      $9.01           190,846     (LOSSES) ON INVESTMENTS
Product Group 3              4,882     $13.64            66,624      Net realized gains on investments                 247,348
Product Group 4             22,320     $11.19           251,136      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      446,798
                                                                                                              -----------------
                           420,692                 $  4,732,183
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  838,768
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,779,463        $   875,416

Net increase in net assets resulting from operations                                                838,768            249,494

Capital shares transactions
    Net premiums                                                                                    929,033            589,918
    Transfers of policy loans                                                                       (14,882)           (30,488)
    Transfers of cost of insurance                                                                 (154,447)           (86,802)
    Transfers of surrenders                                                                         (61,345)           (35,455)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                  (5,918)            (3,253)
    Interfund and net transfers to general account                                                1,421,511            220,633
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,113,952            654,553
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,952,720            904,047
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,732,183       $  1,779,463
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 201,990                                 Dividend income                               $    12,507
     shares at net asset value of $39.25                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,064,506)                   $  7,928,119
                                                                                                                        12,507
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,928,119        Administrative expense                              288
                                               -----------------
                                                                       Mortality and expense risk                       52,789
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (40,570)

Product Group 1          1,009,513      $7.33       $ 7,400,393    REALIZED AND UNREALIZED GAINS
Product Group 2             18,569      $7.49           138,994     (LOSSES) ON INVESTMENTS
Product Group 3             15,088     $11.78           177,691      Net realized gains on investments                 262,994
Product Group 4             23,571      $8.95           211,041      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      504,681
                                                                                                              -----------------
                         1,066,741                 $  7,928,119
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   727,105
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  4,216,027        $ 2,277,259

Net increase in net assets resulting from operations                                                727,105            177,316

Capital shares transactions
    Net premiums                                                                                  2,249,769          1,142,083
    Transfers of policy loans                                                                       (73,516)           (13,158)
    Transfers of cost of insurance                                                                 (432,087)          (232,449)
    Transfers of surrenders                                                                        (232,411)           (26,973)
    Transfers of death benefits                                                                      (3,387)            (1,639)
    Transfers of other terminations                                                                 (32,093)            (2,006)
    Interfund and net transfers to general account                                                1,508,712            895,594
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,984,987          1,761,452
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,712,092          1,938,768
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,928,119       $  4,216,027
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 372,314                                 Dividend income                                 $       -
     shares at net asset value of $21.90                             Capital gains distributions                       261,867
                                                                                                              -----------------
     per share (cost $7,202,424)                   $  8,153,666
                                                                                                                       261,867
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,153,666        Administrative expense                              300
                                               -----------------
                                                                       Mortality and expense risk                       62,331
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                           199,236

Product Group 1            733,654     $10.05       $ 7,376,679    REALIZED AND UNREALIZED GAINS
Product Group 2             45,993     $10.27           472,665     (LOSSES) ON INVESTMENTS
Product Group 3             10,429     $12.09           126,084      Net realized gains on investments                 367,148
Product Group 4             14,994     $11.89           178,238      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       76,573
                                                                                                              -----------------
                           805,070                 $  8,153,666
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  642,957
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  6,715,021       $  4,841,496

Net increase in net assets resulting from operations                                                642,957            720,254

Capital shares transactions
    Net premiums                                                                                  1,689,873          1,948,387
    Transfers of policy loans                                                                       (67,391)           (60,646)
    Transfers of cost of insurance                                                                 (462,594)          (423,264)
    Transfers of surrenders                                                                        (187,073)           (77,683)
    Transfers of death benefits                                                                      (3,469)                 -
    Transfers of other terminations                                                                 (24,885)           (26,775)
    Interfund and net transfers to general account                                                 (148,773)          (206,748)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    795,688          1,153,271
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,438,645          1,873,525
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,153,666       $  6,715,021
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 203,438                                 Dividend income                                 $       -
     shares at net asset value of $34.78                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,978,109)                    $ 7,075,574
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 7,075,574        Administrative expense                              129
                                               -----------------
                                                                       Mortality and expense risk                       54,005
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (54,134)

Product Group 1            997,742      $6.66       $ 6,648,874    REALIZED AND UNREALIZED GAINS
Product Group 2             49,199      $6.80           334,686     (LOSSES) ON INVESTMENTS
Product Group 3              3,253     $12.14            39,493      Net realized gains on investments                 263,696
Product Group 4              5,482      $9.58            52,521      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      598,853
                                                                                                              -----------------
                         1,055,676                  $ 7,075,574
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   808,415
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 5,964,934       $  4,995,171

Net increase in net assets resulting from operations                                                808,415            434,755

Capital shares transactions
    Net premiums                                                                                  1,526,084          1,896,081
    Transfers of policy loans                                                                       (81,427)           (79,164)
    Transfers of cost of insurance                                                                 (464,619)          (481,880)
    Transfers of surrenders                                                                        (182,475)          (109,687)
    Transfers of death benefits                                                                      (2,761)            (4,498)
    Transfers of other terminations                                                                 (25,031)           (34,946)
    Interfund and net transfers to general account                                                 (467,546)          (650,898)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    302,225            535,008
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,110,640            969,763
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 7,075,574        $ 5,964,934
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 346,558                                 Dividend income                                 $       -
     shares at net asset value of $23.68                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,871,325)                    $ 8,206,483
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 8,206,483        Administrative expense                              202
                                               -----------------
                                                                       Mortality and expense risk                       57,483
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (57,685)

Product Group 1            943,914      $7.68       $ 7,246,533    REALIZED AND UNREALIZED GAINS
Product Group 2             96,191      $7.84           754,048     (LOSSES) ON INVESTMENTS
Product Group 3              6,815     $12.77            87,062      Net realized gains on investments                 570,682
Product Group 4             10,015     $11.87           118,840      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      523,595
                                                                                                              -----------------
                         1,056,935                  $ 8,206,483
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,036,592
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  6,058,125        $ 2,972,490

Net increase in net assets resulting from operations                                              1,036,592            675,405

Capital shares transactions
    Net premiums                                                                                  1,551,349          1,923,293
    Transfers of policy loans                                                                       (36,705)           (45,065)
    Transfers of cost of insurance                                                                 (460,019)          (374,259)
    Transfers of surrenders                                                                        (124,138)           (30,468)
    Transfers of death benefits                                                                      (1,640)            (5,697)
    Transfers of other terminations                                                                 (21,526)            (5,344)
    Interfund and net transfers to general account                                                  204,445            947,770
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,111,766          2,410,230
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,148,358          3,085,635
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 8,206,483       $  6,058,125
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 81,544                                  Dividend income                               $    16,319
     shares at net asset value of $15.27                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,142,312)                   $  1,245,177
                                                                                                                        16,319
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,245,177        Administrative expense                               25
                                               -----------------
                                                                       Mortality and expense risk                        9,929
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           6,365

Product Group 1            100,115     $12.18      $  1,219,890    REALIZED AND UNREALIZED GAINS
Product Group 2                 33     $12.36               402     (LOSSES) ON INVESTMENTS
Product Group 3                926     $11.23            10,402      Net realized gains on investments                  10,495
Product Group 4              1,197     $12.09            14,483      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       44,467
                                                                                                              -----------------
                           102,271                 $  1,245,177
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $    61,327
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,069,179         $  648,768

Net increase in net assets resulting from operations                                                 61,327             83,524

Capital shares transactions
    Net premiums                                                                                    288,602            363,324
    Transfers of policy loans                                                                       (22,370)           (28,694)
    Transfers of cost of insurance                                                                  (88,395)           (70,348)
    Transfers of surrenders                                                                         (29,224)           (11,343)
    Transfers of death benefits                                                                      (1,406)                 -
    Transfers of other terminations                                                                 (10,100)           (21,516)
    Interfund and net transfers to general account                                                  (22,436)           105,464
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    114,671            336,887
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        175,998            420,411
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,245,177       $  1,069,179
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Health Sciences Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 67,342                                  Dividend income                                 $       -
     shares at net asset value of $20.44                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,247,989)                   $  1,376,465
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,376,465        Administrative expense                               57
                                               -----------------
                                                                       Mortality and expense risk                       10,867
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,924)

Product Group 1            109,719     $11.80      $  1,295,050    REALIZED AND UNREALIZED GAINS
Product Group 2              3,076     $11.97            36,836     (LOSSES) ON INVESTMENTS
Product Group 3              2,023     $10.88            22,017      Net realized gains on investments                  30,418
Product Group 4              1,927     $11.71            22,562      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       73,359
                                                                                                              -----------------
                           116,745                 $  1,376,465
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   92,853
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,109,323        $   707,641

Net increase in net assets resulting from operations                                                 92,853             55,090

Capital shares transactions
    Net premiums                                                                                    324,173            430,490
    Transfers of policy loans                                                                       (20,027)           (19,161)
    Transfers of cost of insurance                                                                  (95,410)           (81,240)
    Transfers of surrenders                                                                         (22,226)            (6,137)
    Transfers of death benefits                                                                      (1,064)                 -
    Transfers of other terminations                                                                 (13,060)           (15,539)
    Interfund and net transfers to general account                                                    1,903             38,179
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    174,289            346,592
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        267,142            401,682
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,376,465       $  1,109,323
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,186                                   Dividend income                                 $      10
    shares at net asset value of $12.06                              Capital gains distributions                           146
                                                                                                              -----------------
     per share (cost $9,780)                        $    14,305
                                                                                                                           156
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $    14,305        Administrative expense                                -
                                               -----------------
                                                                       Mortality and expense risk                          128
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                              28

Product Group 1              1,247     $11.41       $    14,212    REALIZED AND UNREALIZED GAINS
Product Group 2                  8     $11.58                93     (LOSSES) ON INVESTMENTS
                       ------------            -----------------
                                                                     Net realized gains on investments                     639
                             1,255                  $    14,305      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                          376
                                                                                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    1,043
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $    14,085        $    12,694

Net increase in net assets resulting from operations                                                  1,043              1,894

Capital shares transactions
    Net premiums                                                                                        (37)                16
    Transfers of policy loans                                                                           (29)                 -
    Transfers of cost of insurance                                                                     (237)              (263)
    Transfers of surrenders                                                                               -               (255)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                     (520)                (1)
                                                                                            ----------------  -----------------

      Net decrease in net assets from capital share transactions                                       (823)              (503)
                                                                                            ----------------  -----------------

Total increase in net assets                                                                            220              1,391
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $    14,305        $    14,085
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 186,600                                 Dividend income                                $    6,765
     shares at net asset value of $27.74                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,036,355)                   $  5,176,284
                                                                                                                         6,765
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,176,284        Administrative expense                              197
                                               -----------------
                                                                       Mortality and expense risk                       29,932
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (23,364)

Product Group 1            198,559     $22.71      $  4,510,237    REALIZED AND UNREALIZED GAINS
Product Group 2             16,833     $23.05           387,938     (LOSSES) ON INVESTMENTS
Product Group 3              6,686     $18.64           124,677      Net realized gains on investments                 408,332
Product Group 4              6,739     $22.54           153,432      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      930,112
                                                                                                              -----------------
                           228,817                 $  5,176,284
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,315,080
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,703,910        $   694,771

Net increase in net assets resulting from operations                                              1,315,080            257,935

Capital shares transactions
    Net premiums                                                                                  1,076,810            463,410
    Transfers of policy loans                                                                       (35,404)           (65,487)
    Transfers of cost of insurance                                                                 (192,343)           (91,184)
    Transfers of surrenders                                                                         (83,816)            (8,545)
    Transfers of death benefits                                                                      (1,049)                 -
    Transfers of other terminations                                                                  (9,255)               (81)
    Interfund and net transfers to general account                                                1,402,351            453,091
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,157,294            751,204
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,472,374          1,009,139
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,176,284       $  1,703,910
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 652,013                                 Dividend income                               $   166,134
     shares at net asset value of $10.24                             Capital gains distributions                       102,320
                                                                                                              -----------------
     per share (cost $6,843,518)                   $  6,676,613
                                                                                                                       268,454
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  6,676,613        Administrative expense                              290
                                               -----------------
                                                                       Mortality and expense risk                       40,806
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         227,358

Product Group 1            541,270     $10.70      $  5,791,065    REALIZED AND UNREALIZED GAINS
Product Group 2             22,879     $10.81           247,364     (LOSSES) ON INVESTMENTS
Product Group 3             34,162     $10.46           357,567      Net realized losses on investments                   (632)
Product Group 4             26,377     $10.64           280,617      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (163,194)
                                                                                                              -----------------
                           624,688                 $  6,676,613
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   63,532
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,070,736        $   521,769

Net increase in net assets resulting from operations                                                 63,532             44,994

Capital shares transactions
    Net premiums                                                                                  2,628,127          1,166,007
    Transfers of policy loans                                                                       (39,830)           (10,274)
    Transfers of cost of insurance                                                                 (298,163)           (90,512)
    Transfers of surrenders                                                                        (236,762)           (12,388)
    Transfers of death benefits                                                                      (3,255)                 -
    Transfers of other terminations                                                                 (26,483)            (5,527)
    Interfund and net transfers to general account                                                2,518,711            456,667
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  4,542,345          1,503,973
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,605,877          1,548,967
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,676,613        $ 2,070,736
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 109,074                                 Dividend income                                $   24,044
     shares at net asset value of $10.09                             Capital gains distributions                         2,941
                                                                                                              -----------------
     per share (cost $1,117,749)                   $  1,100,561
                                                                                                                        26,985
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,100,561        Administrative expense                               53
                                               -----------------
                                                                       Mortality and expense risk                        5,711
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          21,221

Product Group 1             39,323     $10.10        $  397,280    REALIZED AND UNREALIZED GAINS
Product Group 2             65,053     $10.21           663,575     (LOSSES) ON INVESTMENTS
Product Group 3              1,181     $10.02            11,832      Net realized losses on investments                 (1,498)
Product Group 4              2,773     $10.05            27,874      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (17,525)
                                                                                                              -----------------
                           108,330                 $  1,100,561
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    2,198
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                  $  673,026         $  293,568

Net increase in net assets resulting from operations                                                  2,198              3,840

Capital shares transactions
    Net premiums                                                                                    507,056            107,000
    Transfers of policy loans                                                                          (659)            (1,033)
    Transfers of cost of insurance                                                                  (66,396)           (19,993)
    Transfers of surrenders                                                                          (3,668)            (6,410)
    Transfers of death benefits                                                                        (848)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  (10,148)           296,054
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    425,337            375,618
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        427,535            379,458
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,100,561         $  673,026
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 137,581                                 Dividend income                                $   63,353
     shares at net asset value of $8.19                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,134,880)                   $  1,126,787
                                                                                                                        63,353
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,126,787        Administrative expense                               56
                                               -----------------
                                                                       Mortality and expense risk                        8,356
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          54,941

Product Group 1             81,063     $12.22       $   991,129    REALIZED AND UNREALIZED GAINS
Product Group 2              7,534     $12.35            94,446     (LOSSES) ON INVESTMENTS
Product Group 3              1,460     $11.13            16,255      Net realized gains on investments                   7,213
Product Group 4              2,053     $12.15            24,957      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (28,836)
                                                                                                              -----------------
                            92,110                 $  1,126,787
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $    33,318
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $   806,118         $  280,287

Net increase in net assets resulting from operations                                                 33,318             45,238

Capital shares transactions
    Net premiums                                                                                    305,401            519,101
    Transfers of policy loans                                                                        (2,244)            (8,723)
    Transfers of cost of insurance                                                                  (60,990)           (41,722)
    Transfers of surrenders                                                                         (10,502)           (15,809)
    Transfers of death benefits                                                                      (1,415)                 -
    Transfers of other terminations                                                                       -                (56)
    Interfund and net transfers to general account                                                   57,101             27,802
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    287,351            480,593
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        320,669            525,831
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,126,787        $   806,118
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 198,377                                 Dividend income                                $   57,854
     shares at net asset value of $12.69                             Capital gains distributions                        27,206
                                                                                                              -----------------
     per share (cost $2,563,881)                   $  2,517,402
                                                                                                                        85,060
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,517,402        Administrative expense                              135
                                               -----------------
                                                                       Mortality and expense risk                       15,560
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          69,365

Product Group 1            124,122     $11.48      $  1,423,333    REALIZED AND UNREALIZED GAINS
Product Group 2             87,808     $11.61         1,006,988     (LOSSES) ON INVESTMENTS
Product Group 3              2,830     $10.79            30,524      Net realized gains on investments                  11,167
Product Group 4              4,953     $11.42            56,557      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (60,447)
                                                                                                              -----------------
                           219,713                 $  2,517,402
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   20,085
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,595,134        $   321,957

Net increase in net assets resulting from operations                                                 20,085             53,133

Capital shares transactions
    Net premiums                                                                                    971,936            468,596
    Transfers of policy loans                                                                       (10,617)            (2,207)
    Transfers of cost of insurance                                                                 (181,276)           (51,871)
    Transfers of surrenders                                                                        (154,463)            (1,922)
    Transfers of death benefits                                                                      (5,210)                 -
    Transfers of other terminations                                                                 (14,087)            (3,195)
    Interfund and net transfers to general account                                                  295,900            810,643
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    902,183          1,220,044
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        922,268          1,273,177
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,517,402       $  1,595,134
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services Variable Insurance Trust Fund ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Global Worldwide Insurance Trust ("VANECK"), and PIMCO Variable Insurance Trust ("PIMCO") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The PIMCO Total Return Portfolio, Low Duration Portfolio, High Yield Portfolio, and Real Return Portfolio were introduced effective May 1, 2003. All other portfolios have been in existence for more than three years.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge, transfers of surrenders, may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,797,392 and $5,047,861 in 2005 and 2004, respectively.


        Each management company of the underlying Funds charges fees for their management advisory services as well as other operating expenses. The fees differ between management companies and by portfolio within each management company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2005 and 2004, respectively, were as follows:

                                                            2005         2004

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                  0.29%        0.29%
    High Income Portfolio                                   0.71%        0.71%
    Equity-Income Portfolio                                 0.58%        0.58%
    Growth Portfolio                                        0.68%        0.68%
    Overseas Portfolio                                      0.91%        0.91%
    Midcap Portfolio                                        0.71%        0.71%
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                 0.65%        0.65%
    Investment Grade Bond Portfolio                         0.56%        0.56%
    Index 500 Portfolio                                     0.10%        0.35%
    Contrafund Portfolio                                    0.68%        0.68%
    Asset Manager: Growth Portfolio                         0.74%        0.74%
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                      0.56%        0.56%
    Growth & Income Portfolio                               0.60%        0.60%
    Growth Opportunities Portfolio                          0.72%        0.72%
American Century Variable Portfolios. Inc.
    Balanced Portfolio                                      0.90%        0.90%
    Capital Appreciation Portfolio                          1.00%        1.00%
    International Portfolio                                 1.27%        1.27%
    Value Portfolio                                         0.93%        0.93%
    Income and Growth Portfolio                             0.70%        0.70%
Massachusetts Financial Services Variable Insurance Trust
    Emerging Growth Series                                  0.87%        0.87%
    Investors Trust Series                                  0.86%        0.86%
    New Discovery Series                                    1.01%        1.01%
    Research Series                                         0.88%        0.88%
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                            0.89%        0.89%
    VC Mid-Cap Value Portfolio                              1.17%        1.17%
    VC International Portfolio                              1.40%        1.34%
Alger American Fund
    Growth Portfolio                                        0.86%        0.85%
    MidCap Growth Portfolio                                 0.92%        0.92%
    Leveraged AllCap Portfolio                              0.97%        0.97%
    Small Capitalization Portfolio                          0.97%        0.97%
AIM Variable Insurance Funds
    Financial Services Fund                                 1.12%        1.12%
    Health Sciences Fund                                    1.10%        1.11%
LEVCO Series Trust
    Equity Value Fund                                       1.10%        1.10%
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                              1.20%        1.20%
PIMCO Variable Insurance Trust
    Total Return Portfolio                                  0.65%        0.65%
    Low Duration Portfolio                                  0.65%        0.65%
    High Yield Portfolio                                    0.75%        0.75%
    Real Return Portfolio                                   0.65%        0.65%

3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2005 and 2004, were as follows:


                                                            2005                                 2004
                                             ------------------------------------  ----------------------------------
 Portfolio                                         Purchases            Sales            Purchases           Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                        $ 5,807,536        $ 5,263,669       $ 9,295,972       $10,948,722
    High Income Portfolio                           3,046,682          1,652,371         1,999,958         1,228,364
    Equity-Income Portfolio                         6,822,155          7,842,873         7,451,085         6,083,390
    Growth Portfolio                                9,601,298         13,897,042        13,224,027        12,455,613
    Overseas Portfolio                              4,545,340          2,447,095         3,605,825         2,521,774
    Midcap Portfolio                                5,962,863          3,762,494         6,731,934         2,545,047
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                         1,478,537          2,218,714         2,069,688         1,875,837
    Investment Grade Bond Portfolio                 3,161,835          3,268,234         5,855,160         2,984,097
    Index 500 Portfolio                            16,366,660         12,572,701        15,497,622        10,179,396
    Contrafund Portfolio                           10,109,165         10,955,811        10,387,384         7,187,999
    Asset Manager: Growth Portfolio                   959,282          1,145,959         1,154,378           998,672
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                              1,104,908            876,068         1,407,113           776,777
    Growth & Income Portfolio                       1,942,555          1,932,306         1,964,477         1,649,395
    Growth Opportunities Portfolio                  1,910,167          2,198,724         2,167,407         1,835,767
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                793,895            599,511           975,810           507,462
    Capital Appreciation Portfolio                    996,971          1,052,073         1,305,820           958,996
    International Portfolio                         5,798,448          2,615,112         2,896,475         1,916,965
    Value Portfolio                                 7,812,841          3,062,443         4,566,366         1,480,396
    Income & Growth Portfolio                         697,928            584,778           879,734           627,812
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                          2,676,263          3,395,122         3,491,495         2,871,953
    Investors Trust Series                            382,687            531,218           442,301           334,926
    New Discovery Series                            1,917,137          2,848,259         2,984,465         2,426,699
    Research Series                                 1,221,247          1,434,051         1,442,416         1,174,591
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                    4,218,538          2,273,260         3,754,467         1,637,254
    VC Mid-Cap Value Portfolio                      7,237,684          3,217,010         4,844,824         1,919,359
    VC International Portfolio                      2,927,077            668,502           906,882           261,402
Alger American Fund
    Growth Portfolio                                4,304,997          1,360,580         2,726,498           988,719
    MidCap Growth Portfolio                         3,116,123          2,121,199         3,706,955         2,604,288
    Leveraged AllCap Portfolio                      2,128,007          1,879,917         3,494,330         3,008,986
    Small Capitalization Portfolio                  3,415,845          2,361,765         3,629,926         1,252,597
AIM Variable Insurance Funds
    Financial Services Fund                           418,436            297,400           928,527           591,524
    Health Sciences Fund                              478,132            314,767           864,312           525,301
LEVCO Series Trust
    Equity Value Fund                                   1,037              1,832               497               898
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                      3,951,498          1,817,568         1,711,710           967,615
PIMCO Variable Insurance Trust
    Total Return Portfolio                          5,775,141          1,005,439         2,191,446           648,336
    Low Duration Portfolio                            772,011            325,453           741,511           363,086
    High Yield Portfolio                              655,654            313,362           801,916           293,736
    Real Return Portfolio                           1,567,791            596,242         1,401,060           148,229
                                             -----------------  -----------------  ----------------  ----------------
                                                $ 136,084,373      $ 104,710,924     $ 133,501,776       $90,781,979
                                             -----------------  -----------------  ----------------  ----------------


        Purchases and sales in investment shares for the years ended December 31, 2005 and 2004, were as follows:


                                                                 2005                             2004
                                                    ---------------------------------  --------------------------------
 Portfolio                                                 Purchases           Sales         Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                 5,807,536       5,263,669       9,295,972        10,948,722
    High Income Portfolio                                    470,247         254,039         301,583           184,439
    Equity-Income Portfolio                                  281,760         322,957         318,562           258,509
    Growth Portfolio                                         302,913         438,610         428,449           403,684
    Overseas Portfolio                                       257,054         136,469         228,368           157,489
    Midcap Portfolio                                         190,938         120,869         256,983            98,545
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                  101,943         152,301         144,274           131,101
    Investment Grade Bond Portfolio                          248,994         258,998         450,556           229,029
    Index 500 Portfolio                                      120,524          92,512         121,323            79,589
    Contrafund Portfolio                                     362,341         394,831         430,823           297,974
    Asset Manager: Growth Portfolio                           77,080          92,002          94,387            82,026
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                        78,868          61,992         102,137            56,517
    Growth & Income Portfolio                                141,339         140,183         148,505           124,917
    Growth Opportunities Portfolio                           119,335         137,358         143,962           121,997
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                       109,355          82,376         142,449            74,006
    Capital Appreciation Portfolio                           121,358         128,138         185,289           136,438
    International Portfolio                                  778,831         349,204         437,989           291,735
    Value Portfolio                                          975,588         381,478         566,540           184,369
    Income & Growth Portfolio                                 96,021          80,210         131,041            93,542
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                   153,216         194,778         220,146           181,215
    Investors Trust Series                                    20,998          29,357          26,777            20,124
    New Discovery Series                                     133,224         198,773         214,186           172,862
    Research Series                                           78,839          92,890         104,542            85,329
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             157,843          84,606         148,269            65,170
    VC Mid-Cap Value Portfolio                               343,634         151,990         259,809           104,553
    VC International Portfolio                               317,293          71,465         118,788            34,205
Alger American Fund
    Growth Portfolio                                         119,476          37,533          81,361            29,721
    MidCap Growth Portfolio                                  153,016         103,540         196,095           136,382
    Leveraged AllCap Portfolio                                67,718          60,559         122,575           104,123
    Small Capitalization Portfolio                           159,144         111,606         196,898            68,909
AIM Variable Insurance Funds
    Financial Services Fund                                   29,220          20,857          66,869            41,603
    Health Sciences Fund                                      25,074          16,427          47,516            29,097
LEVCO Series Trust
    Equity Value Fund                                             92             159              48                88
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                               181,866          88,072         106,895            60,812
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   551,138          96,151         208,184            61,522
    Low Duration Portfolio                                    75,510          31,778          72,008            35,251
    High Yield Portfolio                                      79,669          38,055          97,928            36,185
    Real Return Portfolio                                    121,138          46,223         108,952            11,538
                                                    -----------------  --------------  --------------  ----------------
                                                          13,410,134      10,363,015      16,327,038        15,233,316
                                                    -----------------  --------------  --------------  ----------------


4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2005 and 2004, were as follows:

                                                                    2005                             2004
                                                    ---------------------------------  --------------------------------
 Portfolio                                                 Purchases           Sales         Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                   417,226         381,970         740,536           882,238
    High Income Portfolio                                    189,055         123,938         126,013            77,197
    Equity-Income Portfolio                                  278,435         378,534         404,324           303,698
    Growth Portfolio                                         566,222         793,383         876,554           705,342
    Overseas Portfolio                                       320,686         146,623         292,341           176,634
    Midcap Portfolio                                         369,134         231,620         527,882           194,273
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                   68,992         105,423          97,145            80,250
    Investment Grade Bond Portfolio                          145,229         178,323         848,803           688,537
    Index 500 Portfolio                                    1,043,647         763,664       1,086,875           679,978
    Contrafund Portfolio                                     495,392         512,966         599,636           382,360
    Asset Manager: Growth Portfolio                           61,385          77,419          79,204            70,658
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                        73,493          61,431         105,495            57,224
    Growth & Income Portfolio                                119,283         120,863         133,975           110,910
    Growth Opportunities Portfolio                           163,850         190,598         206,132           169,065
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                        51,029          38,937          68,828            35,374
    Capital Appreciation Portfolio                            71,090          72,033         110,255            75,093
    International Portfolio                                  444,123         195,153         255,021           163,561
    Value Portfolio                                          343,080         152,646         248,910            77,873
    Income & Growth Portfolio                                 48,906          42,304          69,551            50,738
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                   255,473         314,073         363,408           285,927
    Investors Trust Series                                    34,219          47,948          44,880            32,981
    New Discovery Series                                     105,455         153,659         176,273           140,380
    Research Series                                          102,637         120,140         137,561           114,073
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             216,830         133,929         243,304           104,560
    VC Mid-Cap Value Portfolio                               279,719         133,488         234,100            92,526
    VC International Portfolio                               287,255          63,572         110,841            30,449
Alger American Fund
    Growth Portfolio                                         615,781         183,639         428,129           152,730
    MidCap Growth Portfolio                                  298,479         216,455         436,443           298,363
    Leveraged AllCap Portfolio                               344,305         295,622         607,107           506,595
    Small Capitalization Portfolio                           476,741         325,399         590,393           197,918
AIM Variable Insurance Funds
    Financial Services Fund                                   35,247          25,135          83,188            51,218
    Health Sciences Fund                                      41,713          26,852          81,415            49,152
LEVCO Series Trust
    Equity Value Fund                                             82             156              29                81
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                               220,251         104,276         129,404            72,999
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   517,740          89,497         123,981            13,004
    Low Duration Portfolio                                    56,044          14,257          72,947            35,743
    High Yield Portfolio                                      49,867          25,713         196,836            51,864
    Real Return Portfolio                                    128,959          50,845          66,214            23,826
                                                    -----------------  --------------  --------------  ----------------
                                                           9,337,054       6,892,483      11,003,932         7,235,393
                                                    -----------------  --------------  --------------  ----------------

5.      Net Assets


        Net assets at December 31, 2005, consisted of the following:

                                                                   Accumulated           Net
                                                                  Net Investment      Unrealized
                                                  Capital           Income and       Appreciation
                                                   Share           Net Realized     (Depreciation)
 Portfolio                                     Transactions      Gains (Losses)     of Investments        Total

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                      $ 5,203,029         $  902,550         $      -        $ 6,105,579
    High Income Portfolio                         4,982,885          1,098,596         (269,689)         5,811,792
    Equity-Income Portfolio                      17,747,932          7,754,415        4,382,956         29,885,303
    Growth Portfolio                             38,694,644          3,005,814        6,244,636         47,945,094
    Overseas Portfolio                            9,534,120            924,780        3,245,072         13,703,972
    Midcap Portfolio                             12,828,351          2,212,460        4,672,659         19,713,470
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                       4,212,098          3,118,662          705,370          8,036,130
    Investment Grade Bond Portfolio               8,435,610          1,716,704         (152,945)         9,999,369
    Index 500 Portfolio                          47,590,314         (1,030,682)       7,115,906         53,675,538
    Contrafund Portfolio                         30,442,550          4,186,704       12,761,811         47,391,065
    Asset Manager: Growth Portfolio               4,434,634            (87,758)         567,951          4,914,827
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                            3,634,761            163,661          385,044          4,183,466
    Growth & Income Portfolio                     7,317,275           (375,014)       1,246,333          8,188,594
    Growth Opportunities Portfolio                9,878,335         (2,313,708)       1,857,924          9,422,551
American Century Variable Portfolios, Inc.
    Balanced Portfolio                            2,276,536            173,132          271,386          2,721,054
    Capital Appreciation Portfolio                4,470,968           (898,467)       1,172,634          4,745,135
    International Portfolio                      13,259,955         (1,722,596)       2,866,996         14,404,355
    Value Portfolio                              12,286,868          2,355,370          740,071         15,382,309
    Income & Growth Portfolio                     2,455,898            (83,141)         397,377          2,770,134
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                       14,318,525         (4,995,715)       2,253,708         11,576,518
    Investors Trust Series                        1,645,491           (216,515)         312,651          1,741,627
    New Discovery Series                          6,482,996           (513,710)         727,691          6,696,977
    Research Series                               4,726,284           (629,953)         922,649          5,018,980
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                  9,251,252          1,422,123          699,846         11,373,221
    VC Mid-Cap Value Portfolio                   12,253,244          2,624,591        1,759,296         16,637,131
    VC International Portfolio                    3,607,962            337,899          786,322          4,732,183
Alger American Fund
    Growth Portfolio                              7,005,694             58,811          863,614          7,928,119
    MidCap Growth Portfolio                       6,310,632            891,793          951,241          8,153,666
    Leveraged AllCap Portfolio                    6,120,948           (142,838)       1,097,464          7,075,574
    Small Capitalization Portfolio                6,095,790            775,535        1,335,158          8,206,483
AIM Variable Insurance Funds
    Financial Services Fund                         985,409            156,903          102,865          1,245,177
    Health Sciences Fund                          1,147,152            100,838          128,475          1,376,465
LEVCO Series Trust
    Equity Value Fund                                 7,552              2,228            4,525             14,305
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                    3,459,832            576,522        1,139,930          5,176,284
Pimco Variable Insurance Trust
    Total Return Portfolio                        6,565,796            277,722         (166,905)         6,676,613
    Low Duration Portfolio                        1,094,152             23,597          (17,188)         1,100,561
    High Yield Portfolio                          1,040,987             93,894           (8,094)         1,126,787
    Real Return Portfolio                         2,444,319            119,562          (46,479)         2,517,402
                                           -----------------  -----------------  ---------------   ----------------
                                               $334,250,780        $22,064,769     $ 61,058,261      $ 417,373,810
                                           -----------------  -----------------  ---------------   ----------------



6.      Financial Highlights


        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.


        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.


                                              December 31                                        Year Ended December 31
                                 ----------------------------------------------   -------------------------------------------------
                                                 Unit Fair Value                  Investment    Expense Ratio      Total Return
                                                   Lowest to                        Income        Lowest to         Lowest to
                                     Units          Highest       Net Assets        Ratio*        Highest**         Highest***
                                 --------------  --------------  --------------   -----------  ---------------- -------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2005                         464,663   $10.15 to 18.79    $6,105,579         3.05%   0.50% to 1.10%     1.5% to 2.49%
          2004                         429,408   10.00 to 18.44     $5,561,712         1.29%   0.50% to 1.10%     0.00% to 0.72%
          2003                         571,109   11.15 to 18.41     $7,214,462         1.11%   0.50% to 1.10%     -.11% to .54%
          2002                         408,938   11.09 to 18.44     $5,430,733         1.65%   0.50% to 1.10%     0.60% to 1.19%
          2001                         473,267   10.96 to 18.33     $6,055,922         3.91%   0.50% to 1.10%     2.98% to 3.59%

    High Income Portfolio
          2005                         424,213   9.84 to 27.25      $5,811,792        15.05%   0.50% to 1.10%     1.21% to 2.18%
          2004                         359,096   9.63 to 26.83      $5,080,151         7.47%   0.50% to 1.10%     7.70% to 9.06%
          2003                         310,281   8.83 to 24.75      $4,229,716         6.73%   0.50% to 1.10%    25.88% to 26.69%
          2002                         251,743   6.97 to 19.67      $2,879,583         9.93%   0.50% to 1.10%     2.29% to 2.95%
          2001                         221,299   6.77 to 19.23      $2,549,739        12.70%   0.50% to 1.10%   -12.67% to -12.19%

    Equity-Income Portfolio
          2005                       1,372,700   11.41 to 54.92    $29,885,303         1.62%   0.50% to 1.10%     4.36% to 5.35%
          2004                       1,472,798   10.93 to 52.45    $30,789,773         1.45%   0.50% to 1.10%    9.30% to 10.98%
          2003                       1,372,172   10.93 to 47.58    $26,739,888         1.64%   0.50% to 1.10%    28.90% to 29.66%
          2002                       1,243,283   9.43 to 36.89     $19,627,178         1.57%   0.50% to 1.10%   -17.88% to -17.35%
          2001                       1,075,529   10.20 to 44.92    $21,808,160         1.62%   0.50% to 1.10%    -6.01% to -5.47%

    Growth Portfolio
          2005                       2,579,112   7.22 to 52.71     $47,945,094         0.49%   0.50% to 1.10%     4.36% to 5.31%
          2004                       2,806,273   6.86 to 50.37     $49,884,375         0.25%   0.50% to 1.10%     2.23% to 4.00%
          2003                       2,635,062   6.67 to 49.21     $47,604,009         0.25%   0.50% to 1.10%    31.39% to 32.08%
          2002                       2,363,555   5.05 to 37.50     $33,825,399         0.24%   0.50% to 1.10%   -30.88% to -30.44%
          2001                       2,023,189   7.26 to 54.25     $44,809,920         0.07%   0.50% to 1.10%   -18.56% to -18.06%

    Overseas Portfolio
          2005                         809,978   9.56 to 31.50     $13,703,972         0.54%   0.50% to 1.10%    17.36% to 18.44%
          2004                         635,914   8.08 to 26.76      $9,536,720         1.03%   0.50% to 1.10%    10.60% to 13.17%
          2003                         520,207   7.14 to 23.75      $7,381,149         0.72%   0.50% to 1.10%    41.81% to 42.51%
          2002                         455,603   5.01 to 16.79      $4,692,450         0.78%   0.50% to 1.10%   -21.17% to -20.60%
          2001                         411,664   6.31 to 21.30      $5,628,966         5.08%   0.50% to 1.10%   -22.04% to -21.61%

   Fidelity Variable Insurance Products
    Fund I (continued)
    Midcap Portfolio
          2005                       1,151,188   14.18 to 18.24    $19,713,470         0.00%   0.50% to 1.10%    16.69% to 17.64%
          2004                       1,013,674   12.16 to 15.59    $14,830,730         0.00%   0.50% to 1.10%    21.60% to 24.37%
          2003                         680,066   11.79 to 12.62     $8,044,599         0.31%   0.50% to 1.10%    37.02% to 37.88%
          2002                         498,371   8.58 to 9.21       $4,291,869         0.67%   0.50% to 1.10%   -10.76% to -10.26%
          2001                         214,930   9.60 to 10.32      $2,069,043         0.00%   0.50% to 1.10%    -4.10% to -3.69%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2005                         397,720   10.56 to 31.27     $8,036,130         2.65%   0.50% to 1.10%     2.61% to 3.43%
          2004                         434,150   10.21 to 30.38     $8,682,432         2.64%   0.50% to 1.10%     3.30% to 5.04%
          2003                         417,255   9.73 to 29.12      $8,263,923         3.44%   0.50% to 1.10%    16.66% to 17.39%
          2002                         398,605   8.28 to 24.97      $6,960,372         3.71%   0.50% to 1.10%    -9.73% to -9.21%
          2001                         352,556   9.12 to 27.66      $7,173,216         4.04%   0.50% to 1.10%    -5.14% to -4.60%

    Investment Grade Bond Portfolio
          2005                         610,057   10.42 to 23.80     $9,999,369         3.73%   0.50% to 1.10%     0.77% to 1.68%
          2004                         643,150   10.34 to 23.55    $10,515,913         3.54%   0.50% to 1.10%     3.29% to 3.93%
          2003                         482,884   13.73 to 22.81     $7,809,536         4.47%   0.50% to 1.10%     4.06% to 4.73%
          2002                         359,523   13.11 to 21.91     $5,620,482         2.47%   0.50% to 1.10%     9.11% to 9.80%
          2001                         159,189   11.94 to 20.08     $2,446,133         4.27%   0.50% to 1.10%     7.26% to 7.86%

    Index 500 Portfolio
          2005                       3,487,643   8.96 to 30.21     $53,675,538         1.66%   0.50% to 1.10%    3.31 % to 4.25%
          2004                       3,207,660   8.59 to 29.14     $48,254,425         1.20%   0.50% to 1.10%    8.60% to 10.13%
          2003                       2,800,764   7.80 to 26.67     $38,919,926         1.34%   0.50% to 1.10%    26.98% to 27.66%
          2002                       2,401,648   6.11 to 20.98     $26,800,947         1.23%   0.50% to 1.10%   -23.09% to -22.56%
          2001                       1,951,738   7.89 to 27.28     $29,306,628         1.08%   0.50% to 1.10%   -13.07% to -12.53%

    Contrafund Portfolio
          2005                       2,075,391   12.50 to 33.30    $47,391,065         0.28%   0.50% to 1.10%    15.30% to 16.31%
          2004                       2,092,964   10.75 to 28.80    $41,520,720         0.31%   0.50% to 1.10%    11.00% to 14.97%
          2003                       1,875,688   9.35 to 25.23     $33,004,372         0.42%   0.50% to 1.10%    27.00% to 27.73%
          2002                       1,706,397   7.32 to 19.85     $23,636,282         0.82%   0.50% to 1.10%   -10.34% to -9.74%
          2001                       1,568,048   8.11 to 22.14     $24,521,124         0.73%   0.50% to 1.10%   -13.21% to -12.70%

    Asset Manager: Growth Portfolio
          2005                         341,714   9.02 to 19.44      $4,914,827         2.31%   0.50% to 1.10%     2.39% to 3.36%
          2004                         357,749   8.73 to 18.92      $5,033,531         2.20%   0.50% to 1.10%     3.40% to 5.43%
          2003                         349,203   8.28 to 18.06      $4,703,890         2.73%   0.50% to 1.10%    21.96% to 22.67%
          2002                         329,833   6.75 to 14.80      $3,667,172         2.81%   0.50% to 1.10%   -16.48% to -15.94%
          2001                         346,215   8.03 to 17.72      $4,600,171         2.75%   0.50% to 1.10%    -8.38% to -7.81%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2005                         294,362   10.93 to 14.59     $4,183,466         2.44%   0.50% to 1.10%     1.35% to 4.85%
          2004                         282,300   10.41 to 13.95     $3,819,590         1.82%   0.50% to 1.10%     4.34% to 7.80%
          2003                         234,029   9.92 to 13.32      $3,061,281         2.46%   0.50% to 1.10%    16.46% to 17.12%
          2002                         185,724   8.47 to 11.48      $2,084,265         2.60%   0.50% to 1.10%    -9.75% to -9.22%
          2001                         154,149   9.33 to 12.72      $1,912,742         3.33%   0.50% to 1.10%    -2.68% to -2.00%

    Growth & Income Portfolio
          2005                         511,748   10.03 to 16.58     $8,188,594         1.44%   0.50% to 1.10%     6.08% to 7.05%
          2004                         513,328   9.37 to 15.58      $7,706,179         0.83%   0.50% to 1.10%     4.63% to 5.40%
          2003                         490,263   8.90 to 14.87      $7,033,299         1.12%   0.50% to 1.10%    22.45% to 23.27%
          2002                         439,896   7.22 to 12.16      $5,130,153         1.28%   0.50% to 1.10%   -17.56% to -17.11%
          2001                         392,820   8.71 to 14.75      $5,539,047         1.25%   0.50% to 1.10%    -9.73% to -9.18%

    Growth Opportunities Portfolio
          2005                         792,034   8.15 to 12.30      $9,422,551         0.88%   0.50% to 1.10%     7.33% to 8.35%
          2004                         818,782   7.53 to 11.42      $9,022,058         0.51%   0.50% to 1.10%     6.04% to 7.10%
          2003                         781,715   7.06 to 10.77      $8,129,627         0.73%   0.50% to 1.10%    28.37% to 29.30%
          2002                         758,228   5.46 to 8.39       $6,129,407         1.00%   0.50% to 1.10%   -22.67% to -22.33%
          2001                         667,236   7.03 to 10.85      $6,951,789         0.35%   0.50% to 1.10%   -15.37% to -14.79%

   American Century Variable
    Portfolios, Inc.
    Balanced Portfolio
          2005                         178,854   11.15 to 15.57     $2,721,054         1.74%   0.50% to 1.10%     3.47% to 4.42%
          2004                         166,761   10.78 to 15.00     $2,444,829         1.46%   0.50% to 1.10%     7.80% to 9.26%
          2003                         133,308   9.94 to 13.82      $1,802,179         2.22%   0.50% to 1.10%    16.46% to 17.12%
          2002                          98,914   8.36 to 11.70      $1,135,668         2.35%   0.50% to 1.10%   -10.55% to -10.35%
          2001                          69,364   9.30 to 13.08        $888,981         2.36%   0.50% to 1.10%    -4.60% to -3.72%

    Capital Appreciation Portfolio
          2005                         317,072   9.48 to 16.38      $4,745,135         0.00%   0.50% to 1.10%    20.39% to 21.49%
          2004                         318,015   7.81 to 13.57      $3,939,398         0.00%   0.50% to 1.10%     6.43% to 6.99%
          2003                         282,852   7.30 to 12.75      $3,313,869         0.00%   0.50% to 1.10%    19.05% to 19.87%
          2002                         245,529   6.09 to 10.71      $2,405,459         0.00%   0.50% to 1.10%   -22.05% to -21.52%
          2001                         210,366   7.76 to 13.74      $2,616,705         0.00%   0.50% to 1.10%   -28.85% to -28.48%

    International Portfolio
          2005                       1,034,702   7.37 to 14.84     $14,404,355         0.99%   0.50% to 1.10%    11.72% to 12.61%
          2004                         785,732   6.55 to 13.25      $9,706,395         0.50%   0.50% to 1.10%    12.50% to 14.51%
          2003                         694,272   5.72 to 11.66      $7,551,029         0.66%   0.50% to 1.10%    23.13% to 23.81%
          2002                         599,832   4.62 to 9.47       $5,308,390         0.74%   0.50% to 1.10%   -21.21% to -20.75%
          2001                         483,680   5.83 to 12.02      $5,449,486         0.08%   0.50% to 1.10%   -29.99% to -29.59%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Portfolio
          2005                         766,651   11.27 to 21.07    $15,382,309         0.78%   0.50% to 1.10%     3.54% to 4.48%
          2004                         576,216   10.88 to 20.29    $11,215,585         1.51%   0.50% to 1.10%    8.80% to 13.79%
          2003                         405,178   14.72 to 17.93     $7,007,967         0.90%   0.50% to 1.10%    27.51% to 28.33%
          2002                         303,774   11.47 to 14.07     $4,118,748         0.83%   0.50% to 1.10%   -13.57% to -13.11%
          2001                         206,111   13.2 to 16.28      $3,233,975         0.89%   0.50% to 1.10%    11.58% to 12.24%

    Income & Growth Portfolio
          2005                         210,330   9.80 to 13.37      $2,770,134         1.92%   0.50% to 1.10%     3.21% to 4.14%
          2004                         203,727   9.41 to 12.90      $2,584,309         1.31%   0.50% to 1.10%    10.00% to 12.43%
          2003                         184,915   8.37 to 11.52      $2,073,156         1.17%   0.50% to 1.10%    27.98% to 28.57%
          2002                         161,239   6.51 to 8.90       $1,412,025         1.02%   0.50% to 1.10%   -20.25% to -19.73%
          2001                         130,094   8.11 to 11.24      $1,426,734         0.77%   0.50% to 1.10%    -9.42% to -8.77%

   Massachusetts Financial Services
    Variable Insurance Trust
    Emerging Growth Series
          2005                       1,037,662   5.52 to 11.88     $11,576,518         0.00%   0.50% to 1.10%     7.70% to 8.66%
          2004                       1,096,262   5.08 to 10.98     $11,330,395         0.00%   0.50% to 1.10%    9.40% to 12.39%
          2003                       1,018,780   4.52 to 9.81       $9,426,673         0.00%   0.50% to 1.10%    28.82% to 29.51%
          2002                         885,042   3.49 to 7.60       $6,373,101         0.00%   0.50% to 1.10%   -34.46% to -34.03%
          2001                         736,262   5.29 to 11.57      $8,123,686         0.00%   0.50% to 1.10%   -34.23% to -33.88%

    Investors Trust Series
          2005                         155,812   9.39 to 11.74      $1,741,627         0.55%   0.50% to 1.10%     5.2% to 6.70%
          2004                         169,542   8.80 to 11.09      $1,783,500         0.60%   0.50% to 1.10%    10.16% to 10.90%
          2003                         157,644   7.94 to 9.56       $1,503,147         0.63%   0.50% to 1.10%    20.84% to 21.59%
          2002                         145,439   6.53 to 7.89       $1,145,465         0.51%   0.50% to 1.10%   -21.88% to -21.42%
          2001                         108,310   8.31 to 10.08      $1,089,989         0.47%   0.50% to 1.10%   -16.86% to -16.40%

    New Discovery Series
          2005                         342,995   9.26 to 20.07      $6,696,977         0.00%   0.50% to 1.10%     3.80% to 4.72%
          2004                         391,199   8.84 to 19.24      $7,337,919         0.00%   0.50% to 1.10%     5.32% to 6.00%
          2003                         355,305   8.34 to 18.24      $6,311,978         0.00%   0.50% to 1.10%    32.28% to 33.01%
          2002                         267,770   6.27 to 13.76      $3,607,321         0.00%   0.50% to 1.10%   -32.39% to -32.00%
          2001                         209,828   9.22 to 20.30      $4,167,704         0.00%   0.50% to 1.10%    -6.10% to -5.44%

    Research Series
          2005                         420,222   8.55 to 12.11      $5,018,980         0.45%   0.50% to 1.10%     6.31% to 7.21%
          2004                         437,725   7.97 to 11.33      $4,894,475         1.03%   0.50% to 1.10%    12.10% to 15.34%
          2003                         414,237   6.91 to 9.87       $4,014,175         0.62%   0.50% to 1.10%    23.39% to 24.06%
          2002                         356,124   5.57 to 7.99       $2,793,015         0.26%   0.50% to 1.10%   -25.38% to -24.93%
          2001                         280,754   7.42 to 10.68      $2,933,918         0.01%   0.50% to 1.10%   -22.17% to -21.65%

   Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio
          2005                         688,230   11.26 to 16.95    $11,373,221         1.02%   0.50% to 1.10%     1.81% to 2.74%
          2004                         605,330   11.06 to 16.56     $9,826,097         0.93%   0.50% to 1.10%    10.60% to 12.05%
          2003                         466,586   11.37 to 14.84     $6,826,851         0.74%   0.50% to 1.10%    29.59% to 30.39%
          2002                         355,079   8.72 to 11.43      $4,003,870         0.66%   0.50% to 1.10%   -18.97% to -18.43%
          2001                         223,756   10.69 to 14.07     $3,115,424         0.69%   0.50% to 1.10%    -7.73% to -7.20%

    VC Mid-Cap Value Portfolio
          2005                         696,162   12.38 to 24.34    $16,637,131         0.49%   0.50% to 1.10%     6.72% to 7.66%
          2004                         549,931   11.60 to 22.69    $12,416,192         0.32%   0.50% to 1.10%    16.00% to 23.45%
          2003                         408,357   18.17 to 18.47     $7,531,058         0.55%   0.50% to 1.10%    23.39% to 24.11%
          2002                         334,830   14.64 to 14.93     $4,984,990         0.65%   0.50% to 1.10%   -10.74% to -10.24%
          2001                         214,826   16.31 to 16.70     $3,571,997         0.47%   0.50% to 1.10%     6.80% to 7.51%

    VC International Portfolio
          2005                         420,692   9.01 to 13.64      $4,732,183         0.00%   0.50% to 1.10%    24.82% to 26.01%
          2004                         197,010   7.15 to 10.93      $1,779,463         0.15%   0.50% to 1.10%    9.30% to 19.97%
          2003                         116,619   5.96 to 7.68         $875,416         2.06%   0.50% to 1.10%    39.74% to 40.57%
          2002                          52,845   4.24 to 5.40         $282,105         1.17%   0.50% to 1.10%   -18.66% to -18.15%
          2001                          28,194   5.18 to 6.62         $186,047         0.25%   0.50% to 1.10%   -27.50% to -27.04%

   Alger American Fund
    Growth Portfolio
          2005                       1,066,741   7.33 to 11.78      $7,928,119         0.00%   0.50% to 1.10%    10.46% to 11.55%
          2004                         634,599   6.60 to 10.66      $4,216,027         0.00%   0.50% to 1.10%     4.39% to 6.60%
          2003                         359,201   6.31 to 7.74       $2,277,259         0.00%   0.50% to 1.10%    33.68% to 34.45%
          2002                         224,909   4.71 to 5.79       $1,061,218         0.04%   0.50% to 1.10%   -33.75% to -33.24%
          2001                         114,955   7.10 to 8.74         $817,449         0.23%   0.50% to 1.10%   -12.60% to -12.30%

    Mid-Cap Growth Portfolio
          2005                         805,070   10.05 to 12.09     $8,153,666         0.00%   0.50% to 1.10%     8.32% to 9.23%
          2004                         723,046   9.24 to 11.16      $6,715,021         0.00%   0.50% to 1.10%    11.60% to 12.57%
          2003                         584,966   8.25 to 9.79       $4,841,496         0.00%   0.50% to 1.10%    46.12% to 47.01%
          2002                         282,007   5.63 to 6.70       $1,590,097         0.00%   0.50% to 1.10%   -30.28% to -29.88%
          2001                         162,453   8.06 to 9.61       $1,311,633         0.00%   0.50% to 1.10%    -7.36% to -3.90%

    Leveraged AllCap Portfolio
          2005                       1,055,676   6.66 to 12.14      $7,075,574         0.00%   0.50% to 1.10%    12.81% to 13.94%
          2004                       1,006,994   5.87 to 10.76      $5,964,934         0.00%   0.50% to 1.10%     6.95% to 7.57%
          2003                         906,481   5.48 to 7.91       $4,995,171         0.00%   0.50% to 1.10%    33.16% to 34.06%
          2002                         686,579   4.10 to 5.94       $2,830,287         0.01%   0.50% to 1.10%   -34.58% to -34.29%
          2001                         307,177   6.26 to 9.08       $1,935,789         0.00%   0.50% to 1.10%   -16.76% to -9.20%

    Small Capitalization Portfolio
          2005                       1,056,935   7.67 to 12.77      $8,206,483         0.00%   0.50% to 1.10%    15.25% to 16.31%
          2004                         905,593   6.63 to 11.08      $6,058,125         0.00%   0.50% to 1.10%    10.80% to 16.01%
          2003                         513,117   5.74 to 8.90       $2,972,490         0.00%   0.50% to 1.10%    40.60% to 41.71%
          2002                         201,854   4.07 to 6.33         $827,703         0.00%   0.50% to 1.10%   -26.99% to -26.65%
          2001                          47,786   5.56 to 8.67         $270,350         0.04%   0.50% to 1.10%   -30.15% to -13.30%

   AIM Variable Insurance Funds
    Financial Services Fund
          2005                         102,271   11.22 to 12.36     $1,245,177         1.41%   0.50% to 1.10%     4.43% to 5.37%
          2004                          92,159   10.75 to 11.73     $1,069,179         0.83%   0.50% to 1.10%     7.45% to 8.11%
          2003                          60,189   10.74 to 10.85       $648,768         0.26%   0.50% to 1.10%    28.16% to 29.01%
          2002                          34,167   8.38 to 8.41         $286,647         1.31%   0.50% to 1.10%   -16.20% to -15.90%

    Health Sciences Fund
          2005                         116,745   10.88 to 11.97     $1,376,465         0.00%   0.50% to 1.10%     6.67% to 7.55%
          2004                         100,763   10.20 to 11.13     $1,109,323         0.00%   0.50% to 1.10%     2.00% to 7.02%
          2003                          68,501   10.29 to 10.40       $707,641         0.00%   0.50% to 1.10%    26.41% to 27.14%
          2002                          22,372   8.14 to 8.18         $182,544         0.00%   0.50% to 1.10%   -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2005                           1,255   11.41 to 11.58        $14,305         0.07%   0.50% to 1.10%     7.00% to 7.99%
          2004                           1,329   10.55 to 11.14        $14,085         1.64%   0.50% to 1.10%    5.50% to 13.20%
          2003                           1,380   9.40 to 10.31         $12,694         2.24%   0.50% to 1.10%    27.51% to 27.97%
          2002                           4,581   7.37 to 7.40          $33,802         0.00%   0.50% to 1.10%   -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2005                         228,817   18.64 to 23.05     $5,176,284         0.20%   0.50% to 1.10%    49.51% to 50.92%
          2004                         112,843   12.47 to 15.27     $1,703,910         0.21%   0.50% to 1.10%    22.59% to 24.70%
          2003                          56,437   12.30 to 12.43       $694,771         0.36%   0.50% to 1.10%    43.56% to 44.29%
          2002                          26,804   8.54 to 8.58         $229,300         0.00%   0.50% to 1.10%   -14.60 to -14.20%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2005                         624,688   10.47 to 10.81     $6,676,613         3.80%   0.50% to 1.10%     0.97% to 1.90%
          2004                         141,597   10.36 to 10.60     $2,070,736         1.73%   0.50% to 1.10%     3.75% to 4.43%
          2003                          51,475   10.12 to 10.16       $521,769         1.10%   0.50% to 1.10%     5.00% to 5.40%

    Low Duration Portfolio
          2005                         108,330   10.05 to 10.21     $1,100,561         2.71%   0.50% to 1.10%    -0.42% to 0.52%
          2004                          66,544   10.06 to 10.16       $673,026         0.98%   0.50% to 1.10%     0.60% to 1.40%
          2003                          29,340   9.99 to 10.03        $293,568         0.25%   0.50% to 1.10%     -.10% to .20%

    High Yield Portfolio
          2005                          92,110   11.13 to 12.35     $1,126,787         6.56%   0.50% to 1.10%     2.68% to 3.61%
          2004                         196,446   10.84 to 11.92       $806,118         5.89%   0.50% to 1.10%     8.36% to 8.96%
          2003                          25,570   10.90 to 14.21       $280,287         6.71%   0.50% to 1.10%     1.20% to 1.60%

    Real Return Portfolio
          2005                         219,713   10.79 to 11.61     $2,517,402         2.81%   0.50% to 1.10%     0.70% to 1.15%
          2004                          67,958   10.71 to 11.43     $1,595,134         0.79%   0.50% to 1.10%     7.10% to 8.35%
          2003                          30,621   10.50 to 10.54       $321,957         0.37%   0.50% to 1.10%     8.90% to 9.40%


*     The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


**    The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


***   The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                        ADVANCED VARIABLE UNIVERSAL LIFE
            Flexible Premium Variable Universal Life Insurance Policy
               Issued By: Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
                   (605) 335-5700 (telephone) o (800) 272-1642
                              (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
                 o (605) 335-3621 (facsimile for administrative
                   requests) through the Midland National Life
                               Separate Account A

Advanced Variable Universal Life (the "policy") provides a life insurance policy issued by Midland National Life Insurance Company. The policy:

      o provides insurance coverage with flexibility in death benefits and premiums;

      o pays a death benefit if the Insured person dies while the policy is still inforce;

      o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

      o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.
You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.        A I M Variable Insurance Funds
2.        Alger American Fund,

3.        American Century Variable Portfolios, Inc.,
4.        Fidelity's Variable Insurance Products Fund,
5.        Goldman Sachs Variable Insurance Trust,
6.        Lord Abbett Series Fund, Inc.,
7.        MFS(R)Variable Insurance Trusts,
8.        Neuberger Berman AMT Portfolios
9.        PIMCO Variable Insurance Trust, and
10.       Premier VIT,

11.       Van Eck Worldwide Insurance Trust


You can choose among the forty-one investment divisions listed on the following page.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2006

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS


AIM V.I. Financial Services Fund                                 Fidelity VIP Investment Grade Bond Portfolio

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AIM V.I. Global Health Care Fund                                 Fidelity VIP MidCap Portfolio

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Alger American Growth Portfolio                                  Fidelity VIP Money Market Portfolio

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Alger American Leveraged AllCap Portfolio                        Fidelity VIP Overseas Portfolio

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Alger American Mid-Cap Growth Portfolio                          Goldman Sachs VIT Structured Small Cap Equity Fund

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Alger American Small Capitalization Portfolio                    Lord Abbett Series Fund, Inc. Growth and Income Portfolio

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American Century VP Balanced Fund                                Lord Abbett Series Fund, Inc. International Portfolio

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American Century VP Capital Appreciation Fund                    Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

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American Century VP Income & Growth Fund                         MFS VIT Emerging Growth Series

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American Century VP International Fund                           MFS VIT Investors Trust Series

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American Century VP Value Fund                                   MFS VIT New Discovery Series

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Fidelity VIP Asset Manager Portfolio                             MFS VIT Research Series

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Fidelity VIP Asset Manager: Growth Portfolio                     Neuberger Berman AMT Regency Portfolio

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Fidelity VIP Balanced Portfolio                                  PIMCO VIT High Yield Portfolio

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Fidelity VIP Contrafund(R)Portfolio                               PIMCO VIT Low Duration Portfolio

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                                                                 PIMCO VIT Real Return Portfolio
Fidelity VIP Equity-Income Portfolio

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                                                                 PIMCO VIT Total Return Portfolio
Fidelity VIP Growth & Income Portfolio

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                                                                 Premier VIT OpCap SmallCap Portfolio
Fidelity VIP Growth Opportunities Portfolio

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                                                                 Van Eck Worldwide Hard Assets Fund
Fidelity VIP Growth Portfolio

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                                                                 Van Eck Worldwide Real Estate Fund
Fidelity VIP High Income Portfolio

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Fidelity VIP Index 500 Portfolio

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This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                TABLE OF CONTENTS


TABLE OF CONTENTS...........................................................................................................5
POLICY BENEFITS / RISKS SUMMARY.............................................................................................8
      POLICY BENEFITS.......................................................................................................8
            Death Benefits..................................................................................................8
            Flexible Premium Payments.......................................................................................8
            No Lapse Guarantee Premium......................................................................................8
            Benefits of the Policy Fund.....................................................................................8
            Tax Benefits....................................................................................................9
            Policy Illustrations............................................................................................9
            Additional Benefits............................................................................................10
            Your Right to Examine This Policy..............................................................................10
      POLICY RISKS.........................................................................................................10
            Investment Risk................................................................................................10
            Surrender Charge Risk..........................................................................................10
            Withdrawing Money..............................................................................................10
            Risk of Lapse..................................................................................................10
            Tax Risks......................................................................................................11
            Risk of Increases in Charges...................................................................................11
            Portfolio Risks................................................................................................11
FEE TABLE..................................................................................................................12
SUMMARY OF ADVANCED VARIABLE UNIVERSAL LIFE................................................................................16
      DEATH BENEFIT OPTIONS................................................................................................16
      FLEXIBLE PREMIUM PAYMENTS............................................................................................16
      INVESTMENT CHOICES...................................................................................................17
      YOUR POLICY FUND.....................................................................................................17
            Transfers......................................................................................................17
            Policy Loans...................................................................................................18
            Withdrawing Money..............................................................................................18
            Surrendering Your Policy.......................................................................................18
      DEDUCTIONS AND CHARGES...............................................................................................18
            Deductions From Your Premiums..................................................................................18
            Deductions From Your Policy Fund...............................................................................19
            Surrender Charge...............................................................................................19
      ADDITIONAL INFORMATION ABOUT THE POLICIES............................................................................20
            Your Policy Can Lapse..........................................................................................20
            Correspondence and Inquiries...................................................................................20
            State Variations...............................................................................................21
            Tax-Free "Section 1035" Exchanges..............................................................................21
DETAILED INFORMATION ABOUT ADVANCED VARIABLE UNIVERSAL LIFE................................................................21
      INSURANCE FEATURES...................................................................................................21
            How the Policies Differ From Whole Life Insurance..............................................................21
            Application for Insurance......................................................................................22
            Death Benefit..................................................................................................22
            Notice and Proof of Death......................................................................................23
            Payment of Death Benefits......................................................................................23
            Maturity Benefit...............................................................................................23
            Changes In Advanced Variable Universal Life....................................................................23
            Changing The Face Amount of Insurance..........................................................................24
            Changing Your Death Benefit Option.............................................................................24
            When Policy Changes Go Into Effect.............................................................................25
            Flexible Premium Payments......................................................................................25
            Allocation of Premiums.........................................................................................26
            Additional Benefits............................................................................................27
      SEPARATE ACCOUNT INVESTMENT CHOICES..................................................................................31
            Our Separate Account And Its Investment Divisions..............................................................31
            The Funds......................................................................................................31
            Investment Policies Of The Portfolios..........................................................................32
            Effects of Market Timing.......................................................................................36
            Charges In The Funds...........................................................................................37
      USING YOUR POLICY FUND...............................................................................................37
            The Policy Fund................................................................................................37
            Amounts In Our Separate Account................................................................................38
            How We Determine The Accumulation Unit Value...................................................................38
            Policy Fund Transactions.......................................................................................39
            Transfers Of Policy Fund.......................................................................................39
            Transfer Limitations...........................................................................................39
            Dollar Cost Averaging..........................................................................................41
            Portfolio Rebalancing..........................................................................................42
            Policy Loans...................................................................................................43
            Withdrawing Money From Your Policy Fund........................................................................44
            Surrendering Your Policy.......................................................................................45
THE GENERAL ACCOUNT........................................................................................................46
      DEDUCTIONS AND CHARGES...............................................................................................46
            Deductions From Your Premiums..................................................................................46
            Charges Against The Separate Account...........................................................................47
            Monthly Deductions From Your Policy Fund.......................................................................47
            Transaction Charges............................................................................................49
            How Policy Fund Charges Are Allocated..........................................................................49
            Loan Charge....................................................................................................49
            Surrender Charge...............................................................................................50
            Portfolio Expenses.............................................................................................51
TAX EFFECTS................................................................................................................51
      INTRODUCTION.........................................................................................................51
      TAX STATUS OF THE POLICY.............................................................................................52
      TAX TREATMENT OF POLICY BENEFITS.....................................................................................52
            In General.....................................................................................................52
            Modified Endowment Contracts (MEC).............................................................................53
            Distributions Other Than Death Benefits from Modified Endowment Contracts......................................53
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts................53
            Investment in the Policy.......................................................................................54
            Policy Loans...................................................................................................54
            Treatment of the Benefit Extension Rider.......................................................................54
            Withholding....................................................................................................55
            Multiple Policies..............................................................................................55
            Continuation of Policy Beyond Age 100..........................................................................55
            Living Needs Rider.............................................................................................55
            Business Uses of Policy........................................................................................55
            Life Insurance Purchases by Residents of Puerto Rico...........................................................55
            Life Insurance Purchases by Nonresident Aliens and Foreign Corporations........................................55
            Non-Individual Owners and Business Beneficiaries of Policies...................................................56
            Split-Dollar Arrangements......................................................................................56
            Alternative Minimum Tax........................................................................................56
            Estate, Gift and Generation Skipping Transfer Tax Considerations...............................................56
            Economic Growth and Tax Relief Reconciliation Act of 2001......................................................57
            Possible Tax Law Changes.......................................................................................57
            Our Income Taxes...............................................................................................57
ADDITIONAL INFORMATION ABOUT THE POLICIES..................................................................................57
      YOUR RIGHT TO EXAMINE THIS POLICY....................................................................................57
      YOUR POLICY CAN LAPSE................................................................................................58
      YOU MAY REINSTATE YOUR POLICY........................................................................................58
      POLICY PERIODS AND ANNIVERSARIES.....................................................................................59
      MATURITY DATE........................................................................................................59
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT............................................................................59
      CHANGING THE SEPARATE ACCOUNT........................................................................................60
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY..........................................................................60
      YOUR PAYMENT OPTIONS.................................................................................................61
            Lump Sum Payments..............................................................................................61
            Optional Payment Methods.......................................................................................61
      YOUR BENEFICIARY.....................................................................................................63
      ASSIGNING YOUR POLICY................................................................................................63
      WHEN WE PAY PROCEEDS FROM THIS POLICY................................................................................63
      CHANGE OF ADDRESS NOTIFICATION.......................................................................................64
      YOUR VOTING RIGHTS AS AN OWNER.......................................................................................64
      DISTRIBUTION OF THE POLICIES.........................................................................................65
      LEGAL PROCEEDINGS....................................................................................................66
      FINANCIAL STATEMENTS.................................................................................................66
DEFINITIONS................................................................................................................72
APPENDIX A.................................................................................................................74
OPTIONAL RIDER CHARGES.....................................................................................................74


                         POLICY BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", "Us", "Midland National", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy. In this prospectus, these words and phrases are generally in bold face type.

This summary describes the policy's important risks and benefits. The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefits
Advanced Variable Universal Life is life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefits" on page 22.


We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however, under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 25.


No Lapse Guarantee Premium
During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements.

Benefits of the Policy Fund

o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of Your net cash surrender value (the policy fund minus any surrender charge and minus any policy debt). See "Withdrawing Money From Your Policy Fund" on page 44. There may be tax consequences for making a partial withdrawal. See "TAX EFFECTS" on page 51.
o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debts. There may be tax consequences for surrendering Your policy. See "Surrendering Your Policy" on page 45. See "TAX EFFECTS" on page 51.
o Policy Loans. You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page
          43. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 51.
o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 39.
o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 41.
o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 42.


Tax Benefits
We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.

Policy Illustrations
There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions. You should receive a personalized illustration that reflects Your particular circumstances. These hypothetical illustrations should help You to:


      o understand the long-term effects of different levels of investment performance,

      o     understand the charges and deductions under the policy, and

      o     compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the annual premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) especially if You surrender the policy in the early policy years. Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values. Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.


See "Tax Risks" on page 11 and "TAX EFFECTS" on page 51. You should consult with and rely on a qualified tax advisor for assistance in all policy related tax matters.


Additional Benefits
Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o   Waiver of Charges Rider                 o   Additional Insured Rider
o   Flexible Disability Benefit Rider       o   Guaranteed Insurability Rider
o   Accidental Death Benefit Rider          o   Living Needs Rider
o   Children's Insurance Rider              o   Extended Maturity Option
o   Family Insurance Rider                  o   Benefit Extension Rider

Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy for any reason. See "Your Right To Examine this Policy" on page 57.


POLICY RISKS

Investment Risk
Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your policy fund in the investment divisions and the General Account. If You allocate premium to the General Account, then We credit Your policy fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.5%. No one insures or guarantees any of the policy value in the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, prior to the 15th policy year after the date of issue or an increase in face amount, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value, especially if You surrender Your policy in the first few policy years. See "Surrender Charge" on page 50.


Withdrawing Money
If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. Taxes and a tax penalty may apply.

Risk of Lapse
Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.


      o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 26. See "Flexible Premium Payments" on page 25. Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page 58. Taxes and tax penalty may apply.

      o Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We may deduct a surrender charge.

      o Policy Loans. Your loan may affect whether Your policy remains inforce. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken . If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. For more details see "Policy Loans" on page 43.

      o Withdrawing Money. If You make a partial withdrawal, We may deduct a withdrawal charge if You make more than one in any given policy year. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. Taxes and a tax penalty may apply.

Tax Risks
In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.


This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its policy value (i.e., the policy fund) is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

See "TAX EFFECTS" on page 51. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Risk of Increases in Charges
Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.


                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You buy the policy, make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy funds between investment divisions.
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                          Amount Deductedi
                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads
-----------------------------------------------------------------------------------------------------------------------------------
Premium Charge                         Upon receipt of a premium     6.5% of each premium          6.5% of each premium
                                       payment.                      payment in all policy years.  payment received in policy
                                                                                                   years 1 through 15.  Once
                                                                                                   the total premium paid in any
                                                                                                   one policy year is greater
                                                                                                   than  one load premium (this
                                                                                                   varies depending on the
                                                                                                   riders attached to the policy,
                                                                                                   but You can contact the home
                                                                                                   office or Your agent to obtain
                                                                                                   Your policy's specific load
                                                                                                   premium), there is no further
                                                                                                   premium charge in that
                                                                                                   policy year.
                                       --------------------------------------------------------------------------------------------
Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                 payment where Civil Service   premium payment.              premium payment.
                                       Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Chargeii                     At the time of surrender or   $2.19 up to $24.00 in the     $2.19 up to $24.00 in the
(Deferred Sales Charge)                lapse that occurs (a) during  first policy year per $1,000  first policy year per $1,000
                                       the first 15 policy years, or of face amountiii.            of face amount.iii
 Minimum and Maximum                   (b) during the first 15
                                       policy years following any
                                       increase in face amount.

Charge for a male Insured issue age    At the time of surrender or   $7.25 per $1,000 of face      $7.25 per $1,000 of face
40 in the nonsmoker premium class in   lapse that occurs (a) during  amount.                       amount.
the first policy year                  the first 15 policy years, or
                                       (b) during the first 15
                                       policy years following any
                                       increase in face amount.
-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn.             amount withdrawn on any
                                                                                                   withdrawal after the first one
                                                                                                   in any policy year.
-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment           the 12th transfer in any one
                                       divisions or the General      policy year.
                                       Account.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
-----------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                     At the time a benefit is paid $500                                     $200.00iv
                                       out.
-----------------------------------------------------------------------------------------------------------------------------------



The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                        Periodic Fees Related to Owning the Policy Other Than Portfolio Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------

                Charge                    When Charge Is Deducted                          Amount Deductedi

                                                                     --------------------------------------------------------------
                                                                        Maximum Guaranteed               Current Charge
                                                                              Charge
-----------------------------------------------------------------------------------------------------------------------------------
Cost of insurance deductionv           On the policy date and on     $0.06 up to $83.33 per   $0.06 up to $30.98 per $1,000 of
                                       every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
                                                                     riskvi per month.
Minimum and Maximum
 Charges for a male Insured issue age  On the policy date and on     $0.20 per $1,000 of net  $0.17 per $1,000 of net amount at
 40 in the nonsmoker premium class     every monthly anniversary.    amount at risk per       risk per month.
 in the first policy year.                                           month.
-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the policy date and on     $7 per month in all      $7 per month in all policy years.
                                       every monthly anniversary.    policy years.
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk             On each day the policy        Annual rate of 0.90% of  Annual rate of 0.90% of the policy
Charge                                 remains inforce.              the policy Separate      Separate Account assets in
                                                                     Account assets in        policy years 1 - 20 and 0.50%
                                                                     allpolicy years.         thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spreadvii                On policy anniversary or      4.50% (annually) in      2.00% (annually) in policy years
                                       earlier, as applicable. viii  policy years 1-10; In    1-10; In policy years thereafter,
                                                                     policy years thereafter, it is 0.00% (annually) on loans of
                                                                     it is 0.00% (annually)   earnings and 2.00% on everything
                                                                     on loans of earnings     else vii
                                                                     and 4.50% on
                                                                     everything else. vii
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesix
-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider policy date and      $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
                                       thereafter.                   accidental death         selected.
 Minimum and Maximum                                                 benefit selected.

 Charge for a male Insured attained    On rider policy date and      $0.08 per month per      $0.08 per month per $1,000 of
 age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
 class in the first policy year        thereafter.                   death benefit.
 following the rider policy date
-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider               On rider policy date and      $0.06 up to $83.33 per   $0.06 up to $30.98 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                       thereafter.                   Additional Insured Rider death benefit.
 Minimum and Maximum                                                 death benefit.

 Charge for a female Insured attained  On rider policy date and      $0.18 per month per      $0.12 per month per $1,000 of
 age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
 class in the first policy year        thereafter.                   Insured Rider death      benefit.
 following the rider policy date.                                    benefit.
-----------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider             On rider policy date and      $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                       thereafter.                   Insurance benefit.x
-----------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                 On rider policy date and      $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.
                                       thereafter.                   Rider.xi
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider policy date and      $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                       thereafter until the policy   monthly benefit.
 Minimum and Maximum                   anniversary on which the
                                       Insured reaches attained
                                       age 60.

 Charge for a male Insured issue age   On rider policy date and      $0.50 per month per      $0.50 per month per $10 of
 40 in the nonsmoker premium class.    each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                       thereafter until the policy
                                       anniversary on which the
                                       Insured reaches attained
                                       age 60.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider          On rider policy date and      $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                       each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
                                       thereafter.                   Guaranteed Insurability  elected.
Minimum and Maximum                                                  benefit elected.

Charge for a male Insured issue age    On rider policy date and      $0.13 per month per      $0.13 per month per $1,000 of
30 in the nonsmoker premium class      each monthly anniversary      $1,000 of Guaranteed     Guaranteed Insurability benefit
                                       thereafter.                   Insurability benefit     elected.
                                                                     elected.
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider policy date and      $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
 Minimum and Maximum                   thereafter.                   face amount.

 Charge for a male Insured issue age   On rider policy date and      $0.02 per month per      $0.02 per month per $1,000 of
 40 in the nonsmoker premium class     each monthly anniversary      $1,000 of face amount.   face amount.
 in the first policy year              thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

i Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges may be somewhat higher or lower.

ii The surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

iii This charge decreases gradually in policy years 2 through 15 to $0.00 for policy years 16 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iv Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

v The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance deduction applicable to Your policy. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.

vi As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

vii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

viii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death. The "earnings" are equal to the policy fund less the premiums paid.

ix Charges for these riders may vary based on the policy duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

x Regardless of the number of children or their age, up to age 21.

xi Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your policy as well as $1,000 of term insurance for each of the Insured's children.


The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ----- ---------------------

                                                                                Minimum                     Maximum
------------------------------------------------------------------------- --------------------- ----- ---------------------
Total Annual Portfolio Operating Expenses1
(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees),

and other expenses)                                                              0.10%           -           2.16%

------------------------------------------------------------------------- --------------------- ----- ---------------------

Net Annual Portfolio Operating Expenses After Contractual Waivers and
Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other

expenses)                                                                        0.10%           -           1.36%

------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2005. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that requires a portfolio investment advisor to reimburse or waive certain portfolio expenses for the fiscal year ending December 31, 2006.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio may be found in the fund or portfolio's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

For information concerning compensation paid for the sale of the policies, see "Distribution of the Policies" on page 65.

                   SUMMARY OF ADVANCED VARIABLE UNIVERSAL LIFE

DEATH BENEFIT OPTIONS

Advanced Variable Universal Life provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

      o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 22.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.



The minimum face amount is generally $50,000. However, for:

      o Insured persons, age 0 to 14 at issue, the minimum face amount is $25,000; and

      o Insured persons, age 20 to 44 at issue who are in the preferred plus non-smoker, preferred non-smoker or the preferred smoker classes, the minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 26.


INVESTMENT CHOICES


You may allocate Your policy fund to up to ten of the 41 available investment divisions:

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 46.

For more information, see "The Funds" on page 31.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge, any per premium expenses, and the first monthly deduction as described in the "Deductions From Your Premiums" section on page
46. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,

      o deductions for the cost of insurance, additional benefits and other charges,

      o     the investment performance of Your chosen investment divisions,

      o     interest earned on amounts allocated to the General Account,

      o     loans, and

      o     partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 37


Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 39. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.


Policy Loans

You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 43. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 51.


Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any policy year is 50% of Your net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a partial withdrawal charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 44. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 51. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. Taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 45. See "TAX EFFECTS" on page 51.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session on the new York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session on the New York Stock Exchange.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 6.5% premium charge from each premium payment. Currently, We intend to eliminate this premium charge after 15 policy years. We also waive the 6.5% premium charge in any policy year once the total premium paid exceeds the "load premium" (the load premium varies for each policy, but You can obtain this premium by contacting the Executive Office or Your agent). Neither the elimination of the premium load after 15 policy years nor the waiver of the charge in a single policy year after payment of the "load premium" is guaranteed. This charge partially reimburses Us for selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a $.46 (forty-six cents) service charge from each premium payment. See "Deductions From Your Premiums" on page 46.


Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund monthly.  These are:

      o     an expense charge of $7.00

      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

      o     charges for additional benefits.



In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a policy year or

      o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Policy Fund" on page 47.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.50% after the 20th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period (this period is the earlier of 15 years after date of issue or an increase in face amount or attained age of 95). If You keep this policy inforce for the surrender charge period, then You will not incur a surrender charge on the original face amount of insurance. As explained in the sections entitled "Surrender Charge" on page 50, a face amount increase will result in a new 15 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the Insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of the surrender charge period. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $5.40 per $1,000 of face amount, but a male with an issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $18.85 per $1,000 of face amount. The maximum first year surrender charge for all ages, sexes, and classes is $24.00 per $1,000 of face amount. The $24.00 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement which specifies a new surrender charge and a new 15 year surrender charge period for the amount of the increase. See "Surrender Charge" on page 50 for a full description of how the new surrender charges are determined for a face amount increase and for samples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Policy Can Lapse" on page 58.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes inface amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


You may send correspondence and transaction requests to Us at Our Executive office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number may not be considered received in Our Executive Office. Some examples of administrative requests would be:


o         Partial withdrawals
o         Ownership changes
o         Beneficiary changes
o         Collateral Assignments
o         Address changes
o         Loan/Surrender requests
o         Request for general policy information.


If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number may not be considered received in Our Executive Office. Some examples of transaction requests would be:

o         Transfers among funds
o         Fund or General Account additions/deletions
o         Premium allocation changes
o         Monthly deduction changes
o         Dollar Cost Averaging set-up
o         Rebalancing set-up

The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations
Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise). You should consult with and rely upon a tax advisor if You are considering a policy exchange. See "TAX EFFECTS" on page 51.


           DETAILED INFORMATION ABOUT ADVANCED VARIABLE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Advanced Variable Universal Life policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance
Advanced Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Advanced Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. The policy also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Advanced Variable Universal Life is a "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit
As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the Insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

      o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the Insured gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains inforce.

The minimum initial face amount generally is $50,000. For issue ages 0 to 14 in the non-smoker class, the minimum face amount is $25,000. For issue ages 20 to 44 in the preferred plus non-smoker or the preferred smoker rate classes, the minimum face amount is $100,000.

Notice and Proof of Death
We require satisfactory proof of the Insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay the You the net cash surrender value. The policy will then end. The maturity date is the policy anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 59. See "TAX EFFECTS" on page 51.


Changes In Advanced Variable Universal Life
Advanced Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your policy submitting a fully completed policy change application to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions:

For increases:

      o     Increases in the face amount must be at least $25,000.

      o To increase the face amount, You must provide a fully completed policy change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).

      o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

      o The right to examine this policy does not apply to face amount increases. (It only applies when You first purchase the policy).

      o There will be an increase in the no lapse guarantee premium requirement.

      o A new surrender charge period will apply to the face amount increase.

For decreases:

      o     The surrender charge remains unchanged at the time of decrease.

      o You cannot reduce the face amount below the minimum issue amount as noted on the schedule of policy benefits page of Your policy.

      o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.

      o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance deduction cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.

      o There will be no decrease in the no lapse guarantee premium requirement.

Changing the face amount may have tax consequences. You should consult a tax advisor before making any change.

Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amount as noted on the schedule of policy benefits page of Your policy.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 51. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your policy inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

      1)    the age, sex and premium class of the Insured,

      2)    the initial face amount of the policy, and

      3)    any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current Company practice, amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. If Your policy contains the Automatic Benefit Increase Provision Rider, this includes face amount of insurance increases resulting from this rider. Generally, if Your policy was issued After May 1, 1998 and prior to July 15, 2004, You will have this rider. (For more information on the Automatic Benefit Increase Provision, see "APPENDIX A" on page 74 for details on how and when the increases are applied).


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.


Premium Provisions During The No Lapse Guarantee Period
During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse guarantee premium requirement. In most states, the no lapse guarantee period lasts until the later of the 5th policy anniversary or the Insured's 70th birthday. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

      o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

      o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums
Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time)) or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.


The net premium is the premium minus a premium charge and any expense charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 335-3621. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 46.


Additional Benefits
You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

      (1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.


      (2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of the benefit paid into the policy fund is more than the amount permitted under the income tax code, the monthly benefit will be paid to the Insured.


      (3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.


      (4) Children's Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25, whichever is earlier.


      (5) Family Insurance Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse.

      (6) Additional Insured Rider: This rider can be selected at the time of application or added to an inforce policy. You may provide term insurance for another person, such as the Insured person's spouse, under Your policy. A separate charge will be deducted for each additional Insured.

      (7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

      (8) Living Needs Rider: This rider can be selected at the time of application or added to an inforce policy. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months (or a longer period if required by state law).

            Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

            There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

            On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

                  a. the death benefit of the policy and of each eligible rider

                  b.    the face amount

                  c.    the policy fund

                  d.    any outstanding loan

            When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.


            You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum advanced sum of $250,000 and a minimum advanced sum of $5,000.


      (9) Benefit Extension Rider: An optional benefit extension rider can prevent the policy from lapsing due to high amounts of policy debt provided certain conditions are met, altherough the death benefit may be substantially reduced. There is no additional charge for this benefit. You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the policy debt is equal to or greater than 87% of the policy fund, We will send a written notice to Your last known address, at least once each policy year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

            This benefit is not available unless all of the following conditions are met.

                  o The Policy has been in force for at least 15 policy years;

                  o the Insured's policy age or attained age must be at least age 65;

                  o     You have made withdrawals of all Your premium; and

                  o policy debt does not exceed the benefit election amount as defined below.

            The benefit election amount is as follows:

                  o 89% of the policy fund for policy ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;

                  o 93% of the policy fund for policy ages or attained ages that are greater than or equal to age 75.

            However, if You choose to take a loan or withdrawal that causes the policy debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.

            The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your policy fund must be allocated to the General Account on and after the effective date. If You have any portion of the policy fund in the Separate Account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a policy year.

            The benefit extension period begins as of the effective date of the rider and ends (and the rider terminates) on the earlier of:

                  o     the insured's death; or

                  o     surrender of the policy; or

                  o     the date any loans or withdrawals are taken.

            During the benefit extension period:

                  1. We guarantee Your policy will remain inforce until the insured's death provided the policy is not terminated due to surrender, and You do not take loans or withdrawals after the effective date.

                  2. The excess policy debt provision in the policy will be suspended.

                  3. All monthly deductions will be taken from the General Account.

                  4.    We will not allow any:

                        (a)   premium payments; or

                        (b)   transfers to the Separate Account; or

                        (c)   face amount changes; or

                        (d)   death benefit option changes.

                  5. The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.

                  6. If the policy debt does not exceed the face amount as of the rider's effective date, the face amount will be decreased to equal the policy fund as of the effective date. We will send You an endorsement to reflect the new face amount.

                  7. Any riders and supplemental benefits attached to the policy will terminate.


            During the benefit extension period, the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greatest of the following amounts for the then current policy year:

                  a. 100% of the policy fund as of the date We receive due proof of the insured's death;

                  b. The minimum amount of death benefit necessary for the policy to continue its qualification as a life insurance contract for federal tax purposes.

                  c.    The face amount (the option 1 death benefit).

            In some circumstances, electing the benefit can cause Your policy to become a modified endowment contract. You should consult with and rely on a tax advisor when making policy changes, taking loans or withdrawals to help You avoid situations that may result in Your policy becoming a modified endowment contract.

            You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on policy debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider.

            This Rider will terminate upon the earliest of:

                  1.    The date of the insured's death; or

                  2.    The date You surrender the policy; or

                  3. The date any loans or withdrawals are taken during the benefit extension period.


            Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risk associated with the Benefit Extension Rider. See "TAX EFFECTS" on page 51.

      (10) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your policy. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the Insured is alive on the maturity date and this policy is still inforce and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option 1 must be elected. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Extending the maturity date may have tax consequences. See "TAX EFFECTS" on page 51.


            Furthermore, We will not allow any of the following to occur:


            o     Increase in the face amount of insurance

            o     Changes in the death benefit options

            o     Premium payments

            The Extended Maturity Option may have tax consequences. Consult Your tax advisor before making this election.


      (11) Automatic Benefit Increase Provision Rider: Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain this rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision. For more detailed information see "APPENDIX A" on page 74.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. Midland National is obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.


The Funds

Each of the 41 portfolios available under the policy is a "series" of its respective investment company.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.

Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective
-------------------------------------------------------------------------------------------------------------------------------
A I M Variable Insurance Funds
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. - Financial Services Fund-- Series I Shares      Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.
--------------------------------------------------------- ---------------------------------------------------------------------

AIM V.I. Global Health Care Fund - Series I Shares        The fund seeks capital growth.  The fund seeks to meet
                                                          its objectives by investing normally at least 80% of its assets in securities of health care industry companies.

-------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
-------------------------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies that have a market capitalization of
                                                          $1 billion or greater.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size that demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included  in the Russell MidCap Growth Index or the
                                                          S&P MidCap 400 Index(R), updated quarterly.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of  companies that, at the time of purchase of the securities, have a total a market capitalization within the range of companies included in the Russell 2000 Growth Index(R)or the S&P SmallCap
                                                          600(R)Index updated quarterly..

-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                         Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Income & Growth Fund                  Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation. International investing involves special risks, including currency fluctuations and political instability.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.

-------------------------------------------------------------------------------------------------------------------------------

Fidelity(R) Variable Insurance Products

-------------------------------------------------------------------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks long-term capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Equity-Income Portfolio                               Seeks reasonable income will also consider the potential for capital appreciation.  The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's 500sm Index of 500 (S&P 500(R)).

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States represented by the S&P 500.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Variable Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.

-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
-------------------------------------------------------------------------------------------------------------------------------

Neuberger Berman

-------------------------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.

-------------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trusts
-------------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
-------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
-------------------------------------------------------------------------------------------------------------------------------

Premier VIT

-------------------------------------------------------------------------------------------------------------------------------

Premier VIT OpCap SmallCap Portfolio                      The Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that the investment sub-adviser
                                                          (Oppenheimer Capital LLC) believes are undervalued in the
                                                          marketplace.

-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
--------------------------------------------------------- ---------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

--------------------------------------------------------- ---------------------------------------------------------------------

*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.


A I M Advisors Inc. manages the AIM Variable Insurance Funds. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP portfolios. Fred Alger Management, Inc. manages the Alger American Portfolios. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord Abbett & Co. LLC., manages the Lord Abbett Series Fund, Inc. MFS(R)Services Company manages the MFS Variable Insurance Trust. Neuberger Berman Management Inc. manages the AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


The fund portfolios offered though the policy are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will compensate Us for providing administrative, marketing, and support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor, or provide revenue to Us in some other manner. (See "Distribution of the Policies," on page 65). The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative.


You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making Your investment selections, We encourage You to thoroughly investigate all of the information regarding the fund portfolios that is available to You, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


You bear the risk of any decline in Your policy fund resulting from the performance of the portfolios you have chosen.


Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. The funds may also impose redemption fees, which We would deduct from Your policy fund. See the portfolio company prospectuses for details.

USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "Deductions and Charges" on page 46. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
46. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

      o     the amount and frequency of premium payments,

      o deductions for the cost of insurance, additional benefits and other charges,

      o     the investment performance of Your chosen investment divisions,

      o     interest earned on amounts allocated to the General Account,

      o     loans, and

      o     partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.


How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

      o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

      o We add any dividends or capital gains distributions paid by the portfolio on that day.

      o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).


      o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.50% after the 20th policy year. (This reduction is not guaranteed). (See "Mortality and Expense Risks" on page 47.)

      o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions
The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605) 373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year (subject to the "Transfer Limitations" below). However, We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges" - How Policy Fund Charges Are Allocated" on page 49. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

      1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

      2.    $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that extends over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by policy owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market Portfolio, followed by a transfer from Money Market back to New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five business days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the policy owner (or Registered Representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 business days. If We do not succeed in reaching the policy owner or Registered Representative by phone, We will send a letter by first class mail to the policy owner's address of record.


In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the policy owner and/or Registered Representative. The policy owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should also be aware that We expect to be contractually obligated to prohibit transfers by policy owners identified by a portfolio and to provide policy owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program, and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit value to others. We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      a.    the DCA source account from which DCA transfers will be made,

      b. that any money received with the form is to be placed into the DCA source account,

      c. the total monthly amount to be transferred to the other investment divisions, and

      d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing
The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth Investment Division, 40% in the VIP High Income Investment Division and 30% in VIP Overseas Investment Division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You.

Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Policy Loans
Using only Your policy as security, You may borrow up to 92% of the net cash surrender value. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 51.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 49. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division and transfer these amounts to the General Account.


Interest Credited on Policy Loans. The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 10th policy year, We guarantee that We will offer zero cost loans which will be available for the portion of the loan that is from earnings (the earnings are equal to the policy fund less the premiums paid). The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 51.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value less policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund
You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by calling Us at Our Executive Office toll-free at (800) 272-1642 or faxing Us at Our Executive Office at (605) 373-8557. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:

      o     be at least $200,

      o total no more than 50% of the net cash surrender value in any policy year,

      o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

      o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49.

Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any deductions will be effective as of the business day We receive Your request at Our Executive Office.


Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "TAX EFFECTS" on page 51.


Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the policy to Our Executive Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early policy years. During the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or an increase in face amount or attained at age 95), the cash surrender value is the policy fund minus the surrender charge after the date of issue or an increase in face amount. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date. Surrendering Your policy may have tax consequences. See "TAX EFFECTS" on page 51.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.
A surrender may have income tax consequences.

                               THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,

      o     transferring amounts from the investment divisions,

      o     securing any policy loans, or

      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 39.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums
We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of the premium.

Premium Charge. We deduct a 6.5% premium charge from each premium payment. Currently, We plan to eliminate this charge after 15 policy years. We also currently waive the 6.5% premium charge in any policy year once the total premium paid exceeds the "load premium" (the load premium varies for each policy, but You can obtain this premium by contacting the Executive Office or Your agent). Neither the elimination of the premium load after 15 policy years nor the waiver of the charge in a single policy year after payment of the "load premium" is guaranteed. This charge partially reimburses Us for premium taxes We incur and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. This is a tax to Midland National so You cannot deduct it on Your income tax return.


Our distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period. See "Surrender Charge" on page 50.)


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risk. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to the policy. We currently intend to reduce this charge to 0.50% after the 20th policy year (this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 38. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium load and surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund
At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund.

      1. Expense Charge: This charge is $7.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

      2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs. With the exception of the Living Needs Rider and the Automatic Benefit Increase, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter. See the "FEE TABLE"on page 12 for details.

      3. Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker, and smoker. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male, preferred, non-smoker, standard risk at various ages for the first policy year.

              Illustrative Table of Monthly Cost of Insurance Rates
                   (Rounded) per $1,000 of Net Amount at Risk

       Male                    Guaranteed                       Current
     Attained                    Maximum                (Preferred Non-Smoker)
        Age                       Rate                           Rate
        ---                       ----                           ----
        25                         .13                            .10
        35                         .14                            .11
        45                         .29                            .21
        55                         .69                            .39
        65                        1.87                            .89

For example, for a male preferred non-smoker, age 35 with a $100,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $17.90. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance deduction of $10.90. The $10.90 is calculated multiplying the current monthly cost of insurance rate per $1,000 ($0.11) times the amount at risk ($100,000 face less the initial cash value of $928 which is $1,000 of premium less the $65 for the premium charge less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.

The preferred smoker cost of insurance rates are lower than the smoker cost of insurance rates and the non-smoker cost of insurance rates are lower than the preferred smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates, and the preferred plus non-smoker rates are below the preferred non-smoker rates. To qualify for the preferred non-smoker classes, the Insured person must be 20 or over and meet certain underwriting requirements.

If the policy is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. Please see "APPENDIX A" on page 74 for information on this rider.


Transaction Charges
In addition to the deductions described above, We charge fees for certain policy transactions:

      o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

      o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.

How Policy Fund Charges Are Allocated
Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 5.5% on loans.

After offsetting the 3.5% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.5% annually in policy years 1-10. However, the current net cost of the loans is 2.0% annually in policy years 1-10. The current net cost of 2.0% for policy years 1-10 is derived by taking the 5.5% annual interest rate that We currently charge on loans and reducing it by the 3.5% annual interest rate We credit to the portion of the General Account securing the standard loan. If You take a loan after the 10th policy year, We guarantee that the cost of the loan will be 0%.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the surrender charge period (this period of time is the earlier of 15 policy years after the date of issue or increase in face amount, or attained age 95). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 45.


The first year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years or attained age
95) and is $0.00 after the surrender charge period expires.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $24.00 per $1,000 of face amount. The $24.00 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount

                                                         Surrender Charge
                                                           Per $1,000 of
    Issue Age            Sex              Class             Face Amount

       15               Male            Non-Smoker             $2.58
       15              Female           Non-Smoker             $2.10

       35               Male            Non-Smoker             $6.00
       35               Male              Smoker               $7.25

       55              Female           Non-Smoker            $16.50
       55              Female             Smoker              $13.00

       65               Male              Smoker              $24.00
       65              Female             Smoker              $21.50

A face amount decrease will not reduce the surrender charge. If the face amount is increased, then there will be a new surrender charge and a new 15 year surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

      (a)   The initial face amount set equal to the face amount increase

      (b) The Insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

      (c)   The premium class for the face amount increase.

Suppose You bought Your policy at issue age 35 under a male nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

      (a)   face amount of $100,000

      (b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age
            45)

      (c)   a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. The funds may also impose redemption fees, which We would deduct from Your policy fund. For further information, consult the portfolios' prospectuses.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the separate account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General
We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts (MEC)
Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts" (MEC), with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

      1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

      2. Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts
Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th policy year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy
Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans
In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the policy with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

Treatment of the Benefit Extension Rider

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its policy value is just enough to pay off the policy loans that have been taken out and then relying on the Benefit Extension Rider to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the policy's original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.


Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies
All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100
The tax consequences of continuing the policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured's 100th year.


Section 1035 Exchanges

Generally, there are no tax consequences when You exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange your policy. You should consult with a tax advisor if You are considering exchanging any life insurance policy.


Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the policy. However, You should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with and rely a qualified tax advisor regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Non-Individual Owners and Business Beneficiaries of Policies
If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with and rely a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner's estate upon the owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You can cancel the policy by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

      o     10 days after You receive Your policy;

      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

      o     45 days after You sign Part 1 of the policy application.

In all cases, We allocate Your premiums according to Your instructions on the policy's record date. Generally, if You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE

Your policy's insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and the amount of current premium due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY


You may reinstate the policy within 5 years after lapse. To reinstate the policy, You must:


      o     fully complete an application for reinstatement,

      o provide satisfactory evidence of insurability for the person or persons to be Insured,

      o pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the no lapse guarantee period,

      o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

      o     pay or restore any policy debt.


The effective date of reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.


POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page 60.


MATURITY DATE

The maturity date is the first policy anniversary after the Insured's 100th birthday. The policy ends on that date if the Insured is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied.

      (a)   The policy can not be in the grace period;

      (b) All of the policy fund must be transferred to either the General Account or the Money Market Investment Division;

      (c)   Death benefit option 1 must be elected.


(See The Extended Maturity Option on page 30 for further details about this option).

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. See "TAX EFFECTS" on page 51.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:


      o add investment divisions to, or remove investment divisions from, Our Separate Account;

      o     combine two or more investment divisions within Our Separate
            Account;

      o withdraw assets relating to the policy from one investment division and put them into another;

      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;


      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

      o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

o We cannot challenge the policy after it has been in effect, during the Insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)
o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured's lifetime.
o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.
o If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.
o If the Insured person's or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.
o If the Insured person commits suicide within two years after the date on which the policy was issued then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:


      (1) Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

      (2)   Installment Options: There are two ways that We pay installments:

            a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

            b. Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

      (3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

            1)    at least 5 years (called "5 Years Certain");

            2)    at least 10 years (called "10 Years Certain");

            3)    at least 15 years (called "15 Years Certain");

            4)    at least 20 years (called "20 Years Certain");

            5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

      (4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:


      o     rules on the minimum amount We will pay under an option,

      o     minimum amounts for installment payments,

      o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

      o the naming of people who are entitled to receive payment and their successors, and

      o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options

YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the Insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or owner's estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      1. We are investigating the claim, contesting the policy, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).

      2. We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

      3.    The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to the government agencies and departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

      o     to elect the funds' Boards of Directors,

      o     to ratify the selection of independent auditors for the funds, and

      o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the policies. We pay commissions to Sammons Securities Company for sales of the Policies by its registered representatives as well as by selling firms. All of the portfolio companies make payments to Midland National under their distribution plans in consideration of services provided and expenses incurred by Midland National in distributing portfolio shares. These payments range from 0.10% to 0.25% of Separate Account assets invested in the particular fund.

Sales commissions may vary, but the maximum commission payable for policy sales is 75% of premiums during policy year 1, 5.0% during policy years 2-15, and 0% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's other expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the policies. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the premium load; (b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance charge; (e) revenues, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Variable Account.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it ,the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally 3:00 p.m. Central Time).

Cash Surrender Value means the policy fund the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.


Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your policy. The address is:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 373-8557 (facsimile for transaction requests) or
(605) 335-3621 (facsimile for administrative requests).

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever date is earliest.

Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured person's life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract ("MEC") is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction of the premium load and less any percentage premium expenses.

No Lapse Guarantee Period: The amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse minimum premium requirement.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy. The term "specified amount" used in Your policy has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

                                   APPENDIX A

Generally, only policies issued after May 1, 1998, and prior to July 15, 2004 contain the Automatic Benefit Increase Provision Rider. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision.

If Your policy contains this rider, the following details apply:

                                    Fee Table
-----------------------------------------------------------------------------------------------------------------------------------
                        Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                          Amount Deductedi
                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Optional Rider Charges
-----------------------------------------------------------------------------------------------------------------------------------
Automatic Benefit Increase            Not Applicable                 None                          Nonei
-----------------------------------------------------------------------------------------------------------------------------------
iThe ABI Provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount.

Automatic Benefit Increase Provision: The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates.
(See Your ABI rider for exact details.)


   We calculate each face amount increase under the ABI provision as follows:

      (a)   The eligible face amount, multiplied by

      (b) The Consumer Price Index 5 months before the increase date, divided by

      (c)   The Consumer Price Index 29 months before the increase date, minus

      (d)   The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban customers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


The ABI provision does not require separate monthly deductions, but it does affect the amount of Your monthly cost of insurance deduction by increasing Your face amount. (See "Monthly Deductions From Your Policy Fund" on page 47).


ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. You will be notified 30 days prior to the increase taking effect. As the automatic increases are applied the face amount of insurance will increase causing an increase in the amount at risk. The monthly cost of insurance deduction will increase to cover the additional amount at risk. You have the right to reject any increase by sending Us a written notice, at Our Executive Office before it takes effect. If You reject an increase, then the ABI provision terminates.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions, and compensation than is available in this prospectus. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 F Street, NE, Washington, DC 20549-0102



SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                        ADVANCED VARIABLE UNIVERSAL LIFE
                     Flexible Premium Universal Life Policy

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)





This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advanced Variable Universal Life Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2006, contacting Us at Our Executive Office at :




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)



Terms used in the current prospectus for the policy are incorporated in this statement.






This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 41 portfolios currently available in the policy.











                                Dated May 1, 2006

                                TABLE OF CONTENTS


THE POLICY...................................................................3
      Policyowner............................................................3
      Death Benefit..........................................................3
      Payment Options........................................................4
      Premium Limitations....................................................4
ABOUT US.....................................................................5
      Midland National Life Insurance Company................................5
      Our Separate Account A.................................................5
      Our Reports To Policyowners............................................5
      Dividends..............................................................6
      Distribution Of The Policies...........................................6
      Regulation.............................................................7
      Discount For Employees Of Sammons Enterprises, Inc.....................7
      Legal Matters..........................................................7
      Financial Matters......................................................7
      Additional Information.................................................7
PERFORMANCE..................................................................8

      Historical Annualized Returns..........................................8
ILLUSTRATIONS...............................................................10
FINANCIAL STATEMENTS........................................................10

                                   THE POLICY

The entire policy is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

Policyowner
The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your policy by absolute assignment;

      2.    Designate, change or revoke a contingent owner; or

      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;

      2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or

      3.    Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit
As long as the policy is still in force, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                          Table of Corridor Percentages
                                              Based on Policy Fund

  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age        Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                  The Policy Fund                 Is This                     Policy Fund
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options
You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.



                                    ABOUT US

Midland National Life Insurance Company
We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland National Life Insurance Company" was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.


Our Reports To Policyowners
Shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year, We will send You reports that show:

      o     the current death benefit for Your policy,

      o     Your policy fund,

      o     information about investment divisions,

      o     the cash surrender value of Your policy,

      o     the amount of Your outstanding policy loans,

      o     the amount of any interest that You owe on the loan, and

      o     information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends
We do not pay any dividends on these policies.

Distribution Of The Policies
The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the policies. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities is also a member of the Sammons Financial Group. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as our insurance agents.

Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
                       Aggregate Amount of Commissions Paid to         Aggregate Amount of Commissions retained by
Fiscal year            Sammons Securities Company*                     Sammons Securities Company*
---------------------- ----------------------------------------------- -----------------------------------------------------
2003                   $11,414,872                                     $83,785
---------------------- ----------------------------------------------- -----------------------------------------------------
2004                   $11,280,611                                     $84,005
---------------------- ----------------------------------------------- -----------------------------------------------------

2005                   $10,657,189                                     $208,742

---------------------- ----------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland Nationals variable universal life insurance policies under Separate Account A.


Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,

      o     deferred compensation and insurance benefits,

      o     advertising expenses, and

      o     all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

      o     sales promotions relating to the policies;

      o costs associated with sales conferences and educational seminars for their sales representatives; and

      o     other sales expenses incurred by them.

We and/or the Distributor may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Regulation
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc.
Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's policy during the first year. All other policy provisions will apply.

Legal Matters
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws.

Financial Matters
The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is Bank of America Plaza, 800 Market Street, St. Louis, MO 63101-2695. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Additional Information
We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.



                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns


As of December 31, 2005


--------------------------------------------------------------------------------------------------------
          Investment Division             Date of        1-Year           5-Year           Life of
                                         Inception                                          Fund
--------------------------------------------------------------------------------------------------------

AIM V.I. - Financial Services Fund       9/21/1999        6.38%            2.82%            6.84%

--------------------------------------------------------------------------------------------------------

AIM V.I. - Global Health Care Fund       5/22/1997        8.05%           -0.49%            8.21%

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio          1/9/1989        13.51%           -0.90%           12.01%

--------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap          1/25/1995

Portfolio                                                15.69%           -0.87%           14.07%

--------------------------------------------------------------------------------------------------------
Alger American MidCap Growth             5/3/1993

Portfolio                                                10.56%            4.43%           13.90%

--------------------------------------------------------------------------------------------------------
Alger American Small Capitalization      9/21/1988

Portfolio                                                17.39%            1.34%           10.16%

--------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund        5/1/1991         4.95%            3.31%            6.84%

--------------------------------------------------------------------------------------------------------
American Century VP Capital             11/20/1987

Appreciation Fund                                        23.81%           -1.16%            6.92%

--------------------------------------------------------------------------------------------------------
American Century VP Income &            10/30/1997

Growth Fund                                               5.47%            2.41%            5.39%

--------------------------------------------------------------------------------------------------------
American Century VP International        5/1/1994

Fund                                                     15.91%           -1.88%            6.06%

--------------------------------------------------------------------------------------------------------

American Century VP Value Fund           5/1/1996         5.22%            8.47%            9.72%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth       1/3/1995

Portfolio                                                 4.13%            1.10%            7.11%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio     9/6/1989         4.05%            2.13%            7.54%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio          1/3/1995         6.15%            3.02%            6.24%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio        1/3/1995        18.27%            6.81%           13.53%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio     10/9/1986        6.63%            3.60%            9.94%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income            12/31/1996        8.61%            1.33%            6.51%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities        1/3/1995

Portfolio                                                10.27%            0.52%            6.76%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio            10/9/1986        6.51%           -3.28%            9.92%

--------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio       9/19/1985        1.93%            4.61%            6.64%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio         8/27/1992        5.59%            0.32%            9.55%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond       12/5/1988

Portfolio                                                 1.42%            4.99%            6.30%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio          12/28/1998        8.51%           10.00%           14.48%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio          1/28/1987       20.95%            3.69%            6.40%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth & Income             12/11/1989        3.87%            2.89%           11.02%

--------------------------------------------------------------------------------------------------------

Lord Abbett International                9/15/1999       29.22%            5.22%            3.28%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                9/15/1999        8.51%           10.00%           14.48%

--------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series           7/24/1995       10.06%           -6.32%            7.29%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series           10/9/1995        8.27%           -0.62%            7.09%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series             5/1/1998         5.48%           -0.03%            6.25%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series                  7/26/1995        8.77%           -1.17%            7.00%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio           4/30/1998        3.30%            6.28%            4.23%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio         2/16/1999        0.29%            3.03%            3.38%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio          9/30/1999        1.48%            8.41%            8.72%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio        12/31/1997        1.81%            5.03%            5.00%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                       56.67%           18.89%            7.94%

                                         9/1/1989
--------------------------------------------------------------------------------------------------------

                                  ILLUSTRATIONS

Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2005, 2004 and 2003


-----------------

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


                                                                         Page(s)


Report of Independent Registered Public Accounting Firm.....................1


Consolidated Financial Statements


Balance Sheets..............................................................2


Statements of Income........................................................3


Statements of Stockholder's Equity..........................................4


Statements of Cash Flows..................................................5-6


Notes to Consolidated Financial Statements...............................7-35

                Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 1 to the consolidated financial statements the Company changed its method of accounting in 2004 for certain contracts issued by adopting American Institute of Certified Public Accountants Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and for modified coinsurance reinsurance by adopting Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments.



/S/_____________________________________________


March 17, 2006

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
December 31, 2005 and 2004
--------------------------------------------------------------------------------

(amounts in thousands, except share and per share amounts)                              2005                2004

Assets
Investments
    Fixed maturities                                                                    $16,375,214         $14,171,511
    Equity securities                                                                       328,639             298,907
    Mortgage loans                                                                          361,863             436,261
    Policy loans                                                                            275,764             272,315
    Short-term investments                                                                  161,971             135,610
    Other invested assets and derivatives                                                   373,208             261,924
                                                                                  ------------------  ------------------
              Total investments                                                          17,876,659          15,576,528
Cash                                                                                         11,097              27,495
Accrued investment income                                                                   168,913             151,742
Deferred policy acquisition costs                                                         1,198,367           1,019,716
Deferred sales inducements                                                                  354,330             275,863
Present value of future profits of acquired businesses                                       39,017              43,254
Defered income tax asset                                                                    142,785             110,637
Current tax receivable                                                                        8,102                   -
Other receivables and other assets                                                           85,963              78,996
Reinsurance receivables                                                                   1,522,460           1,352,839
Separate account assets                                                                     722,300             602,723
                                                                                  ------------------  ------------------
              Total assets                                                              $22,129,993         $19,239,793
                                                                                  ------------------  ------------------
Liabilities and Stockholder's Equity
Liabilities
    Policyholder account balances                                                       $17,078,063         $14,825,850
    Policy benefit reserves                                                                 835,581             786,500
    Policy claims and benefits payable                                                      101,674             112,902
    Repurchase agreements and collateral on derivative instruments                        1,719,278           1,244,877
    Current tax payable                                                                           -               5,885
    Other liabilities                                                                       377,624             410,738
    Separate account liabilities                                                            722,300             602,723
                                                                                  ------------------  ------------------
              Total liabilities                                                          20,834,520          17,989,475
                                                                                  ------------------  ------------------
Commitments and contingencies
Stockholder's equity
    Common stock, $1 par value, 2,549,439 shares authorized,
     2,548,878 shares outstanding                                                             2,549               2,549
    Additional paid-in capital                                                              268,707             268,707
    Accumulated other comprehensive income                                                   38,441              97,243
    Retained earnings                                                                       985,776             881,819
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,295,473           1,250,318
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $22,129,993         $19,239,793
                                                                                  ------------------  ------------------




   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------

(amounts in thousands)                                                   2005                2004               2003

Revenues
Premiums                                                                  $ 113,264           $ 109,095          $ 112,118
Interest sensitive life and investment product charges                      254,309             231,404            225,966
Net investment income                                                       811,652             827,653            595,149
Net realized investment (losses) gains                                      (26,244)             (3,914)             3,482
Net unrealized gains (losses) on derivative instruments                      78,591              (8,063)            17,024
Other income                                                                  8,870               6,300              6,601
                                                                    ----------------   -----------------  -----------------
              Total revenue                                               1,240,442           1,162,475            960,340
                                                                    ----------------   -----------------  -----------------
Benefits and expenses
Benefits incurred                                                           201,024             206,798            187,400
Amortization of deferred sales inducements                                   42,761              21,076             15,748
Interest credited to policyholder account balances                          514,013             575,534            400,478
                                                                    ----------------   -----------------  -----------------
              Total benefits                                                757,798             803,408            603,626
                                                                    ----------------   -----------------  -----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                          88,726              74,462             81,073
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                     175,954             116,504            113,614
                                                                    ----------------   -----------------  -----------------
              Total benefits and expenses                                 1,022,478             994,374            798,313
                                                                    ----------------   -----------------  -----------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                   217,964             168,101            162,027
Income tax expense                                                           69,007              58,318             55,328
                                                                    ----------------   -----------------  -----------------
              Income before cumulative effect of a
               change in accounting principle                               148,957             109,783            106,699
Cumulative effect on prior years of change in
 accounting principle                                                             -              (7,549)                 -
                                                                    ----------------   -----------------  -----------------
              Net income                                                  $ 148,957           $ 102,234          $ 106,699
                                                                    ----------------   -----------------  -----------------



   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


                                                                                 Additional
                                                                     Common        Paid-in          Comprehensive
(amounts in thousands)                                               Stock         Capital          Income (Loss)

Balances at December 31, 2002                                         $ 2,549       $  43,707
Comprehensive income
    Net income                                                                                       $ 106,699
    Other comprehensive income
      Minimum pension liability (net of tax $407)                                                         (756)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $14,222)                                             26,412
                                                                                                 --------------
              Total comprehensive income                                                             $ 132,355
                                                                                                 --------------
Capital contribution                                                                  225,000
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2003                                           2,549         268,707
Comprehensive income
    Net income                                                                                       $ 102,234
    Other comprehensive income
      Minimum pension liability (net of tax $1,572)                                                     (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                             34,911
                                                                                                 --------------
              Total comprehensive income                                                             $ 134,225
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2004                                           2,549         268,707
Comprehensive income
    Net income                                                                                       $ 148,957
    Other comprehensive income
      Minimum pension liability (net of tax $882)                                                       (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                          (57,164)
                                                                                                 --------------
              Total comprehensive income                                                             $  90,155
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2005                                         $ 2,549       $ 268,707
                                                                   -----------  --------------

   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity (Continued)
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------






                                                                     Accumulated
                                                                      Other                             Total
                                                                    Comprehensive     Retained      Stockholder's
(amounts in thousands)                                              Income (Loss)     Earnings          Equity

Balances at December 31, 2002                                         $  39,596         $ 749,886       $  835,738
Comprehensive income
    Net income                                                                            106,699          106,699
    Other comprehensive income
      Minimum pension liability (net of tax $407)                          (756)                              (756)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $14,222)              26,412                             26,412

              Total comprehensive income

Capital contribution                                                                                       225,000
Dividends paid on common stock                                                            (36,000)         (36,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2003                                            65,252           820,585        1,157,093
Comprehensive income
    Net income                                                                            102,234          102,234
    Other comprehensive income
      Minimum pension liability (net of tax $1,572)                      (2,920)                            (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)              34,911                             34,911

              Total comprehensive income

Dividends paid on common stock                                                            (41,000)         (41,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2004                                            97,243           881,819        1,250,318
Comprehensive income
    Net income                                                                            148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax $882)                        (1,638)                            (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))           (57,164)                           (57,164)

              Total comprehensive income

Dividends paid on common stock                                                            (45,000)         (45,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2005                                         $  38,441         $ 985,776      $ 1,295,473
                                                                   -------------    --------------  ---------------



   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


(amounts in thousands)                                                    2005               2004               2003

Cash flows from operating activities
Net income                                                                 $ 148,957          $ 102,234          $ 106,699
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                     218,715            137,580            129,362
    Net amortization of premiums and discounts on
     investments                                                             139,364            102,659             40,694
    Policy acquisition costs deferred                                       (229,790)          (222,276)          (265,951)
    Sales inducements costs deferred                                         (97,997)           (99,767)          (127,882)
    Net realized investment losses (gains)                                    26,244              3,914             (3,482)
    Net unrealized (gains) losses on derivative
       instruments                                                           (78,591)             8,063            (17,024)
    Cumulative effect of accounting change                                         -              7,549                  -
    Deferred income taxes                                                       (486)           (49,696)           (17,447)
    Net interest credited and product charges on
     universal life and investment policies                                  494,161            559,296            344,543
    Changes in other assets and liabilities
      Net receivables                                                        (49,209)           (17,263)          (100,577)
      Net payables                                                           (36,706)           (53,059)           (19,808)
      Policy benefits                                                       (123,675)          (102,707)           (17,240)
      Other                                                                   11,480             29,558            (10,966)
                                                                    -----------------  -----------------  -----------------

              Net cash provided by operating activities                      422,467            406,085             40,921
                                                                    -----------------  -----------------  -----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                      10,024,829          5,590,085          6,407,146
    Equity securities                                                        220,249            222,225            306,724
    Mortgage loans                                                            69,065             41,368             65,711
    Other invested assets and derivatives                                     27,188             59,716            157,831
Cost of investments acquired
    Fixed maturities                                                     (12,451,732)        (8,163,700)        (8,645,932)
    Equity securities                                                       (252,405)          (197,675)          (380,292)
    Other invested assets and derivatives                                   (333,544)          (176,351)          (114,483)
Purchase of CHC Holding, Inc.                                                      -                  -           (290,188)
Net change in policy loans                                                    (3,449)            (2,874)            (2,222)
Net change in short-term investments                                         (26,369)            73,360            256,608
Net change in repurchase agreements and
 collateral on swap agreements                                               474,402            204,448            (32,593)
Net change in amounts due to brokers                                           1,611               (599)           (18,177)
                                                                    -----------------  -----------------  -----------------
              Net cash used in investing activities                       (2,250,155)        (2,349,997)        (2,289,867)
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                       2,962,492          2,849,016          2,839,656
Benefits paid on universal life and investment
 products                                                                 (1,106,202)          (869,877)          (756,241)
Cash paid on coinsurance agreement                                                 -                  -            (13,817)
Capital contributions received                                                     -                  -            225,000
Dividends paid on common stock                                               (45,000)           (41,000)           (36,000)
                                                                    -----------------  -----------------  -----------------
              Net cash provided by financing activities                    1,811,290          1,938,139          2,258,598
                                                                    -----------------  -----------------  -----------------
              (Decrease) increase in cash                                    (16,398)            (5,773)             9,652
Cash
Beginning of year                                                             27,495             33,268             23,616
                                                                    -----------------  -----------------  -----------------
End of year                                                                $  11,097          $  27,495          $  33,268
                                                                    -----------------  -----------------  -----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                           $  83,480          $ 107,788          $  92,221


   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------

(amounts in thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Effective January 8, 2003, Midland National acquired through a purchase agreement, 100 percent of the outstanding shares of CHC Holding Inc. ("CHC") (Note 11). Companies owned by CHC included the insurance entity, Clarica Life Insurance Company - U.S. ("Clarica Life") and three noninsurance entities that provide various services on behalf of Clarica Life. The accompanying financial statements for 2003 include the consolidated accounts of the Company, including the results of operations and cash flows of CHC for the time period from January 8, 2003 (date of purchase) through December 31, 2003. Effective April 2004, all of the assets and liabilities of CHC, Clarica Life and the three non-insurance entities were merged into Midland National and the respective shares of each company retired. Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. The accompanying financial statements for 2005 include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re for the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia. All significant inter-company accounts and transactions were eliminated in consolidation.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY").


        Use of Estimates
        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.


        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and a decrease in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Cash
        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.


        Investments
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses) utilizing the specific identification method. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.


        The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were recorded at fair value as of the purchase date. Any premium or discount is amortized to adjust the yield over the remaining term of the loan. Mortgage loans are carried at the adjusted unpaid balances less allowance for losses.


        Short-term investments include short-term government and agency discount notes and money market funds and are carried at amortized cost, which approximates fair value. Policy loans are carried at unpaid principal balances.


        Other invested assets and derivatives are primarily comprised of interest rate swaps, options, private equity investments and limited partnerships. The interest rate swaps are reported at exchange or broker quoted prices. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counter parties. Investments in private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with paragraph 8 of AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5 percent or more of the entity's equity (reported at cost where the Company owns less than 5 percent) and reviewed for impairment on a periodic basis.


        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.


        The Company's accounting policy for impairment recognition requires other than temporary impairment charges to be recorded. Factors considered in evaluating whether a decline in value is other than temporary include the length of time and magnitude by which the fair value is less than cost; the financial condition, enterprise value and prospects of the investment combined with the intent and ability of the Company to hold the investment. Other considerations are also taken into account such as, but not limited to financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $8,016, $6,348 and $19,229 during 2005, 2004 and 2003, respectively, of realized losses as a result of this analysis, in addition to those securities which were sold and impaired at the time of sale. These losses are included in net realized gains and losses.


        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.


        Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25 percent to 11.25 percent.


        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies") Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.


        Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.00 percent to 7.50 percent during 2005 and 2004 and 2.00 percent to 6.65 percent during 2003. For certain contracts, these crediting rates extend for periods in excess of one year.


        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138 and 149, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected in the statement of income. The changes in fair value of derivatives designated as effective fair value hedges of specified available for sale fixed income securities are reported as a component of earnings. The changes in fair value of the hedged fixed income security are also reported as a component of earnings. These changes in fair value substantially offset each other in the statement of income. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of earnings in the period of change.


        The Company uses derivatives to manage its equity indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and purchases over-the-counter index ("call") options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has equity indexed annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases call options that compensate the Company for any appreciation over the strike price and generally offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        The FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments ("DIG B36") in April 2003. DIG B36 provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36, which became effective for the Company on January 1, 2004, impact one large coinsurance with funds withheld agreement with a third-party reinsurer applicable to specified annuity policies issued by the Company. At January 1, 2004, the reported value of the embedded derivative was ($445) net of taxes and related deferred acquisition costs and deferred sales inducements, which loss was reported as a cumulative effect of change in accounting principle in the accompanying statement of income.


        See Note 4 for further discussion of the Company's derivatives and hedging activities.


        Deferred Policy Acquisition Costs
        Policy acquisition costs that vary with, and are primarily related to the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.


        Deferred costs related to traditional life insurance are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.


        Deferred costs related to interest sensitive policies are being amortized over the lives of the policies in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


        Policy acquisition costs deferred and amortized for the years ended December 31 are as follows:


                                                                2005               2004               2003

Deferred policy acquisition costs, beginning
 of year                                                        $1,019,716         $1,013,898          $ 858,924
Commissions deferred                                               200,252            198,959            237,733
Underwriting and acquisition expenses deferred                      29,538             23,317             28,218
Effect of change in accounting - DIG B36                                 -              3,662                  -
Change in offset to unrealized gains                               128,199           (108,864)              (371)
Reclassification to deferred sales inducements                      (3,939)                 -                  -
Reclassification to policy benefit reserves                         (3,682)                 -                  -
Amortization - related to operations                              (129,341)          (114,747)          (100,751)
Amortization - related to SFAS No. 133                             (42,376)             3,491             (9,855)
                                                           ----------------   ----------------   ----------------
Deferred policy acquisition costs, end of year                  $1,198,367         $1,019,716         $1,013,898
                                                           ----------------   ----------------   ----------------

        To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.


        The Company regularly evaluates the recoverability of the unamortized balance of the deferred policy acquisition costs. The Company considers estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If the Company determines a portion of the unamortized balance is not recoverable, it is charged to amortization expense.


        Sales Inducements
        The Company defers certain sales inducements, primarily premium bonuses and bonus interest on the Company's annuity products. Prior to the adoption of AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for the Separate Accounts, in 2004, the capitalized sales inducements were included in deferred policy acquisition costs and the related amortization expense was included in the amortization of deferred policy acquisition costs. The change in 2004, as it applies to accounting and reporting for certain sales inducements, had no effect on net income or stockholder's equity. The 2003 amounts were reclassified to conform to the 2004 presentation.


                                                                  2005               2004               2003

Deferred sales inducements, beginning of year                      $ 275,863          $ 219,470          $ 107,387
Sales inducements deferred                                            97,997             99,767            127,882
Change in offset to unrealized gains                                  19,292            (22,298)               (50)
Reclassification from deferred acquisitions costs                      3,939                  -                  -
Amortization - related to operations                                 (26,764)           (23,510)           (13,629)
Amortization - related to SFAS No. 133                               (15,997)             2,434             (2,120)
                                                            -----------------  -----------------  -----------------
Deferred sales inducements, end of year                            $ 354,330          $ 275,863          $ 219,470
                                                            -----------------  -----------------  -----------------


        Present Value of Future Profits of Acquired Businesses
        The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:


                                                                2005               2004               2003

Balance at beginning of year                                     $  43,254          $  48,502          $  12,214
Value of acquired business                                               -                  -             39,295
Amortization                                                        (4,237)            (5,248)            (3,007)
                                                           ----------------   ----------------   ----------------
Balance at end of year                                           $  39,017          $  43,254          $  48,502
                                                           ----------------   ----------------   ----------------

        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Based on current conditions and assumptions as to future events, the Company expects to amortize $3,879, $3,768, $3,659, $3,541 and $3,393 of the existing PVFP over the next five years.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.


        Federal Income Taxes
        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Assets Held in Separate Accounts


        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain Variable Life and Annuity policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheet. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to individual bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheet.


        Comprehensive Income
        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


        Repurchase Agreements and Collateral on Derivative Instruments
        As part of the Company's investment strategy, the Company may enter reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as collateral borrowings, where the amount borrowed is equal to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2005 and 2004, there were $1,589,922 and $1,150,839, respectively, of reverse repurchase agreements outstanding. The collateral for these agreements is held in the fixed maturities and short-term investments in the balance sheets.


        New Accounting Standards


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), Consolidation of Variable Interest Entities. Under FIN 46 (R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both. FIN 46 (R) was effective for non-public entities for periods beginning after December 15, 2004.


        As of December 31, 2005. the Company has identified limited partnership and private equity investments that may be variable interest entities. In each case the Company has determined it would not be the primary beneficiary of any of these entities. The Company will evaluate its position in the future when any of the following circumstances arise: changes in governing documents or contractual arrangements, primary beneficiary sale of its interest, non-primary beneficiary acquisition of additional interests, troubled debt restructurings, and business combinations. The aforementioned circumstances could create a case in which the Company would consolidate the variable interest entity into its financial statements.


        Internal Replacement and Exchanges
        In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 05-1 ("SOP 05-1"), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract with another insurance contract. Under this guidance, the replacement of a contract with another that is substantially different from the original contract is deemed an extinguishment of the original contract. As such, all remaining unamortized deferred costs would be written off at the time of the exchange. An internal replacement that is deemed substantially the same as the original contract will be accounted for as a continuation of the original contract, that is all remaining unamortized deferred costs will remain. SOP 05-1 is effective for internal replacements occurring in periods beginning after December 15, 2006, with earlier application encouraged. The impact of adopting SOP 05-1 is not expected to be material.


        Accounting Changes and Error Corrections
        In May 2005, the FASB issued Statement No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion 20 and FASB No. 3 ("SFAS 154"), which changes the requirements for the accounting and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principles and also to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not anticipate any material impact on its financial statements as a result of implementing this pronouncement.


        Reclassification
        Certain items in the 2004 financial statements have been reclassified to conform to the 2005 presentation


2.        Fair Value of Financial Instruments


        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


        Mortgage Loans
        The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were restated to fair value at purchase date. The fair values were estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the loans in January 2003. At that time, each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Cash, Short-Term Investments and Policy Loans
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Other Invested Assets and Derivatives
        For private equity investments and limited partnerships, the carrying amounts representing the Company's share of the entity's underlying equity approximate their fair values. For the derivative instruments, including the interest rate swaps and options, the carrying value is equal to exchange or broker quoted market prices for interest rate swaps and internal financial models or counterparty fair value quotes for options.


        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.


        The carrying value and estimated fair value of the Company's financial instruments are as follows:




                                            December 31, 2005                        December 31, 2004
                                  --------------------------------------   --------------------------------------
                                      Carrying            Estimated            Carrying            Estimated
                                        Value            Fair Value              Value            Fair Value

Financial assets
    Fixed maturities,
     available-for-sale                 $16,375,214         $16,375,214          $14,171,511         $14,171,511
    Equity securities,
     available-for-sale                     328,639             328,639              298,907             298,907
    Mortgage loans                          361,863             360,423              436,261             444,451
    Policy loans                            275,764             275,764              272,315             272,315
    Short-term investments                  161,971             161,971              135,610             135,610
    Other invested assets
     and derivatives                        373,208             373,208              261,924             261,924
Financial liabilities
    Investment-type
     insurance contracts                  9,671,579           8,214,838            8,473,091           7,158,469




3.      Investments and Investment Income


        Fixed Maturity and Equity Security Investments
        The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:




                                                                         December 31, 2005
                                             -------------------------------------------------------------------------
                                                                     Gross             Gross
                                                                   Unrealized        Unrealized         Estimated
                                                 Amortized          Holding           Holding             Fair
                                                   Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                                  $ 3,693,359        $ 101,104          $ 26,083         $ 3,768,380
    Corporate securities                             7,202,829          117,826            96,137           7,224,518
    Mortgage-backed securities                       5,155,717           79,802            25,441           5,210,078
    Other debt securities                              164,807            7,681               250             172,238
                                             ------------------  ---------------   ---------------  ------------------
              Total fixed maturities                16,216,712          306,413           147,911          16,375,214
Equity securities                                      317,835           12,690             1,886             328,639
                                             ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                                $16,534,547        $ 319,103         $ 149,797         $16,703,853
                                             ------------------  ---------------   ---------------  ------------------




                                                                         December 31, 2004
                                             -------------------------------------------------------------------------
                                                                     Gross             Gross
                                                                   Unrealized        Unrealized         Estimated
                                                 Amortized          Holding           Holding             Fair
                                                   Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                                  $ 3,140,205         $ 74,360          $  5,407         $ 3,209,158
    Corporate securities                             5,323,903          183,169            17,243           5,489,829
    Mortgage-backed securities                       5,109,949          150,467             5,705           5,254,711
    Other debt securities                              209,689            8,285               161             217,813
                                             ------------------  ---------------   ---------------  ------------------
              Total fixed maturities                13,783,746          416,281            28,516          14,171,511
Equity securities                                      281,894           17,384               371             298,907
                                             ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                                $14,065,640        $ 433,665          $ 28,887         $14,470,418
                                             ------------------  ---------------   ---------------  ------------------


        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as follows:




                                                            December 31, 2005
                           -------------------------------------------------------------------------------------
                              Less than 12 months            12 months or more           Total
                           ---------------------------   --------------------------  ---------------------------
                                            Unrealized                   Unrealized                  Unrealized
                            Fair Value       Losses      Fair Value       Losses      Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,188,836      $22,026      $ 171,676       $ 4,057      $1,360,512      $26,083
   Corporate securities        3,582,054       71,401        602,684        24,736       4,184,738       96,137
   Mortgage-backed
    securities                 1,385,768       16,562        364,330         8,879       1,750,098       25,441
   Other debt securities             896           12         12,701           238          13,597          250
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total fixed
            maturities         6,157,554      110,001      1,151,391        37,910       7,308,945      147,911
Equity securities                 59,269          754         28,832         1,132          88,101        1,886
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total available-
            for-sale          $6,216,823     $110,755     $1,180,223       $39,042      $7,397,046     $149,797
                           --------------  -----------   ------------   -----------  --------------  -----------




                                                            December 31, 2004
                           -------------------------------------------------------------------------------------
                              Less than 12 months            12 months or more           Total
                           ---------------------------   --------------------------  ---------------------------
                                            Unrealized                   Unrealized                  Unrealized
                            Fair Value       Losses      Fair Value       Losses      Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                   $ 224,242      $ 2,736      $ 218,971       $ 2,671       $ 443,213      $ 5,407
   Corporate securities          755,640        6,547        309,073        10,696       1,064,713       17,243
   Mortgage-backed
    securities                   447,370        3,560        177,818         2,145         625,188        5,705
   Other debt securities          17,123           69          4,848            92          21,971          161
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total fixed
            maturities         1,444,375       12,912        710,710        15,604       2,155,085       28,516
Equity securities                 49,835          302         11,427            69          61,262          371
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total available-
            for-sale          $1,494,210      $13,214      $ 722,137       $15,673      $2,216,347      $28,887
                           --------------  -----------   ------------   -----------  --------------  -----------



        The unrealized appreciation (depreciation) on the available-for-sale securities and cash flow hedge interest rate swaps in 2005 and 2004 is reduced by deferred acquisition costs, deferred sales inducements and deferred income taxes and is reflected as a component of accumulated other comprehensive income in the statements of stockholder's equity:



                                                                                   2005               2004

Net unrealized appreciation - AFS securities                                        $ 174,787          $ 404,778
Net unrealized appreciation - cash flow interest rate swaps                             5,653             11,099
Deferred acquisition costs                                                            (99,199)          (227,398)
Deferred sales inducements                                                            (13,927)           (33,219)
Deferred income taxes                                                                 (23,560)           (54,341)
                                                                              ----------------   ----------------
                                                                                       43,754            100,919
Minimum pension liability (net of tax $2,861)                                          (5,313)            (3,676)
                                                                              ----------------   ----------------
              Accumulated other comprehensive gain                                  $  38,441          $  97,243
                                                                              ----------------   ----------------






        The other comprehensive income (loss) is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (primarily cash flow hedge interest rate swaps) arising during the period less the realized (gains) losses included in income, deferred policy acquisition costs, deferred sales inducements, deferred income taxes and minimum pension liability as follows:




                                                                2005               2004               2003

Unrealized holding (losses) gains arising in the
 current period
     Fixed maturities                                           $ (255,330)         $ 157,153          $  30,731
     Equity securities                                              (2,424)             3,409             12,538
     Other invested assets - interest rate swaps                    (5,446)               394            (66,788)
     Less:  Reclassification adjustment for
      losses (gains) released into income                           27,764             23,915             64,574
     Less:  Deferred acquisition costs impact                      128,199           (108,864)              (371)
     Less:  Deferred sales inducements impact                       19,292            (22,298)               (50)
     Less:  Deferred income tax impact                              30,781            (18,798)           (14,222)
                                                           ----------------   ----------------   ----------------
                                                                   (57,164)            34,911             26,412
     Less:  Minimum pension liability impact                        (1,638)            (2,920)              (756)
                                                           ----------------   ----------------   ----------------
         Net other comprehensive (loss) income                   $ (58,802)         $  31,991          $  25,656
                                                           ----------------   ----------------   ----------------



        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2005, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.




                                                                               Amortized           Estimated
                                                                                 Cost             Fair Value

Due in one year or less                                                           $  103,065          $  103,288
Due after one year through five years                                                890,669             897,651
Due after five years through ten years                                             2,228,424           2,243,514
Due after ten years                                                                7,838,837           7,920,683
Securities not due at a single maturity date (primarily
 mortgage-backed securities)                                                       5,155,717           5,210,078
                                                                           ------------------  ------------------
              Total fixed maturities                                             $16,216,712         $16,375,214
                                                                           ------------------  ------------------





        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to become a member Midland National was required to purchase FHLB equity securities that total $10,000 as of December 31, 2005. The securities are included in equity securities at cost in the Company's balance sheet. Resale of these securities is restricted only to FHLB. As a member of FHLB the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses)
        The major categories of investment income are summarized as follows:



                                                                2005               2004               2003

Gross investment income
    Fixed maturities                                             $ 796,652          $ 668,442          $ 557,185
    Equity securities                                               20,836             19,064             27,506
    Mortgage loans                                                  25,836             31,102             37,961
    Policy loans                                                    20,028             19,852             20,100
    Short-term investments                                           8,037              5,483              4,972
    Other invested assets                                           29,273             17,624             22,115
                                                           ----------------   ----------------   ----------------
              Total gross investment income                        900,662            761,567            669,839
Value received on option maturities                                125,330            215,244             48,742
Less:  Amortization of investment options                          134,582            108,179             77,357
Less:  Investment expenses                                          79,758             40,979             46,075
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 811,652          $ 827,653          $ 595,149
                                                           ----------------   ----------------   ----------------




        Included in gross investment income from equity securities in 2004 and 2003 is $867 and $4,686, respectively, of income related to a common stock trading program the Company initiated in 2003. Under this program, the Company purchased a common equity security and simultaneously wrote a covered call option on the security. The Company received any common equity dividend and subsequently disposed of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option was exercised. In addition, the Company purchased S&P 500 and other equity specific put options to hedge against a significant drop in the equity securities market. There were no outstanding equity or option positions related to this trading program at December 31, 2004 and the trading program was not utilized during 2005. For the year ended December 31, gross investment income from these activities consisted of the following:



                                                                                   2004               2003

Dividends                                                                            $  2,278          $  15,188
Covered call option premiums                                                           29,142              7,394
Loss on disposal of equity securities                                                 (35,983)           (17,271)
Put option income (expense)                                                             5,430               (625)
                                                                              ----------------   ----------------
              Net impact on gross investment income                                   $   867           $  4,686
                                                                              ----------------   ----------------




        The major categories of realized investment gains (losses) reflected in the income statement are summarized as follows:



                                                                2005               2004               2003
                                                              Realized           Realized           Realized

Fixed maturities                                                 $ (31,550)         $ (26,492)         $ (69,515)
Equity securities                                                    3,786              2,577              4,941
Mortgage loans                                                         515               (835)             2,164
Gain on termination of interest rate swaps                             299              4,537             65,901
Other                                                                  706             16,299                 (9)
                                                           ----------------   ----------------   ----------------
              Net investment (losses) gains                      $ (26,244)         $  (3,914)          $  3,482
                                                           ----------------   ----------------   ----------------



        During 2004, the Company received liquidation proceeds from a limited partnership resulting in a realized gain of $14,975. The primary partnership asset was a commercial office complex. The realized gain from this partnership distribution is included in the other category in the above footnote.


        During 2005, 2004 and 2003 the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2005, 2004 and 2003, the Company terminated interest rate swaps with notional amounts of $72,389, $130,535 and $462,000 and realized net gains on the terminations of $299, $4,537 and $65,901, respectively. In some of the 2003 termination agreements, the Company elected to continue the interest rate swap for a period of 18 months. The remaining 18-month interest rate swaps did not qualify for hedge accounting and the Company realized a gain equal to the fair value of the remaining interest rate swap on the date of termination. These swaps were adjusted to fair market value as of December 31, 2004, with any change in fair value reflected as a realized gain or loss. During 2003, the Company received net proceeds of $23,608 related to the termination of interest rate swaps with remaining 18-month periods.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took a write-down of $4,977 during 2005 applicable to a Kamp Re catastrophe bond. The security became impaired as a result of Hurricane Katrina. The Company also took write-downs for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines. The Company recognized write-downs on securities issued by United Airlines of $1,845 and $4,658 in the years ended December 31, 2004 and 2003, respectively. During 2003, the Company recognized an other than temporary impairment write-down of $11,087 applicable to fixed income securities of Southern Energy Corp.


        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2005, 2004 and 2003 were as follows:




                                      2005                            2004                           2003
                         ------------------------------  -----------------------------  ----------------------------
                             Fixed          Equity           Fixed          Equity          Fixed         Equity
                          Maturities      Securities      Maturities      Securities     Maturities     Securities

Proceeds from sales         $8,635,952       $ 130,345      $4,320,894    $ 1,256,949      $5,509,559     $ 281,599
Gross realized gains            33,449           2,449          19,764         12,856          52,919         6,214
Gross realized losses          (56,323)           (604)        (44,761)       (49,127)        (92,818)       (2,719)



        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10 percent of stockholder's equity at December 31, 2005, except for SASCO Series 2003, 2004 and 2005 with a carrying value of $264,261.


        Limited Partnership Commitments
        At December 31, 2005, the Company had outstanding capital commitments to limited partnerships of $109,140. Outstanding commitments in prior periods were not considered material.


        Other
        At December 31, 2005 and 2004, securities amounting to $3,788 and $4,432, respectively, were on deposit with regulatory authorities as required by law.


        Mortgage Loans
        Approximately 35 percent of the Company's mortgage loan portfolio is located in Illinois, Indiana, Michigan, Ohio, and Wisconsin. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2005, was as follows: Office 41 percent, Retail 10 percent, Industrial 27 percent, Apartment 6 percent, and Other 16 percent. At December 31, 2005, no investments in mortgage loans were considered by management to be impaired.


        There were no new mortgage loans during in 2005 and 2004. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80 percent. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.


        There is no investment in restructured loans at December 31, 2005. Interest income on non-performing loans is generally recognized on a cash basis.


4.      Derivative Instruments and Hedging Activities


        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $4,031,657 of annuity policies inforce (net of $1,480,564 ceded to an outside reinsurer) that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases call options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($125,330, $215,244 and $48,742 in 2005, 2004 and 2003,
        respectively) offset by the amount credited to the policyholder ($121,710, $201,572 and $45,835 in 2005, 2004 and 2003, respectively).


        The following relates to the options owned as of December 31:


                                2005               2004               2003

Notional amount              $4,088,922         $3,301,283         $1,875,505
Amortized cost                  105,001             94,454             59,275
Estimated fair value            181,418            200,471            228,928


        The Company has two coinsurance with funds withheld reinsurance agreement that falls under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreement contains an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivative contained in the funds withheld liability is similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the balance sheet in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaty, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivative embedded in the funds withheld coinsurance agreement is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreement and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivative during 2005 and 2004 was $1,777 and $85, respectively, and is reported as a net unrealized gain (loss) on derivative instruments in the statement of income.


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in equity indexed products and the coinsurance with funds withheld reinsurance agreement be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:




                                                         Change
                                  ------------------------------------------------------              December 31,
                                    During        During      January 1,      During     ----------------------------------------
Gain (Loss) in Fair Value            2005          2004          2004          2003         2005          2004          2003

Change in investment values         $ (29,602)    $ (30,942)       $    -      $145,229     $ 76,416      $106,018      $136,960
Change in liability values            102,648        22,879        (4,347)     (128,205)     (23,307)     (125,955)     (144,487)
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------
Change in derivative/option
 values                                73,046        (8,063)       (4,347)       17,024       53,109       (19,937)       (7,527)
Offset to deferred acquisition
 costs                                (36,924)        4,299         2,854        (9,855)     (25,011)       11,913         4,760
Offset to deferred sales
 inducements                          (13,856)        1,625           809        (2,120)     (10,971)        2,885           451
Offset to federal income taxes         (7,447)          568           239        (1,796)      (5,858)        1,589           782
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------
Net impact                           $ 14,819      $ (1,571)      $  (445)     $  3,253     $ 11,269      $ (3,550)     $ (1,534)
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------


        The changes in the above values during 2005 and 2004 are reflected in the statement of income in the respective components of income with the January 1, 2004, change reflected as a cumulative effect of change in accounting principle in the statement of income.


        The fair value of the investment in call options is based upon internal financial models or counterparty quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs and deferred sales inducements, an adjustment to the amortization of deferred acquisition costs and deferred sales inducements is made.


        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed and fixed to variable over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash flow hedges and are reported at fair value in the balance sheet with changes in fair value reported as a component of other comprehensive income for the effective portion of the hedge. The cash flow hedge swaps have stated maturities ranging from 2007 to 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the cash flow hedge interest rate swaps:





                                                              2005                  2004                   2003

Notional amounts                                          $ 280,960             $ 156,500              $ 266,500
Fixed rates to receive (range)                        4.85% to 6.04%        4.73% to 6.04%         4.73% to 6.04%
Current variable rates to pay (range)                 4.24% to 4.65%        2.16% to 2.66%         1.15% to 1.23%




        These cash flow hedges are considered to be highly effective and are accounted for as effective hedges with the change in fair value reflected in other comprehensive income. The ineffective portion of the cash flow swaps of $86 during 2005 is reported as a component of unrealized loss on derivatives in the statement of income.





                                             Change                             December 31,
                                             During       ------------------------------------------------------
Gain (Loss) in Fair Value                    2005               2005               2004               2003

Change in swaps values                        $  (5,446)          $  5,653          $  11,099          $  10,705
Offset to deferred acquisition
 costs                                            2,914             (3,647)            (6,561)            (6,333)
Offset to deferred sales
 inducements                                        901               (300)            (1,201)            (1,160)
Offset to federal income taxes                      571               (597)            (1,168)            (1,124)
                                        ----------------   ----------------   ----------------   ----------------
              Net impact to other
               comprehensive
               income                         $  (1,060)          $  1,109           $  2,169           $  2,088
                                        ----------------   ----------------   ----------------   ----------------


        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available for sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheet at fair value with the changes in fair value of the swaps and hedged available for sale fixed income investments reported as components of unrealized gain (loss) on derivatives in the statement of income. The fair value hedge swaps have stated maturities ranging from 2007 to 2010. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.



                                                                  2005

Notional amounts                                                  $ 185,468
Fixed rates to pay (range)                                   3.06% to 4.45%
Current variable rates to receive (range)                    3.82% to 4.58%


Gain (Loss) in Fair Value
Change in fair value of swaps                                      $  6,130
Change in fair value of hedged bonds                                 (6,102)
                                                             ---------------
   Net change in fair value hedges                                       28
Offset in deferred acquisition costs                                    163
Offset to deferred sales inducements                                   (176)
Offset to federal income taxes                                           (5)
                                                             ---------------

Net impact to unrealized gain (loss)
  from derivatives                                                   $   10
                                                             ---------------


        The Company has also entered into interest rate swap agreements to help manage its overall exposure to interest rate changes. These swaps do not hedge specific assets or liabilities and as such are not accounted for under hedge accounting. In accordance with SFAS 133, these swaps are reported at fair value in the balance sheet and changes in the fair value are reported as a component of unrealized gain (loss) on derivatives in the statement of income. The non-hedge swaps have stated maturities ranging from 2007 to 2014. Periodic interest swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.



                                                               2005

Notional amounts                                               $ 284,710
Fixed rates to pay (range)                                3.06% to 4.46%
Current variable rates to receive (range)                 4.03% to 4.37%

Gain (Loss) in Fair Value
Change in fair value of swaps not accounted for
   as effective hedges                                          $  5,604
                                                          ---------------
   Net change in fair value hedeges                                5,604
Offset in deferred acquisition costs                                (222)
Offset to deferred sales inducements                                (186)
Offset to federal income taxes                                    (1,788)
                                                          ---------------

Net impact to unrealized gain
  from derivatives                                              $  3,408
                                                          ---------------


        In addition, the net unrealized gain from derivatives includes a loss of $86 applicable to the ineffective portion of cash flow swaps.


        The Company generally limits its selection of counterparts that are obligated under its derivative contracts to those within the "A" credit rating or above. As of December 31, 2005, no counterparty had more than 25 percent exposure to the fair value of the Company's derivative contracts. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2005 and 2004, applicable to all derivative investments was $129,356 and $94,038, respectively, and is reflected in the balance sheet in short-term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on derivative instruments.


5.        Income Taxes


        The significant components of the provision for income taxes are as follows:



                                                                2005               2004               2003

Current                                                          $  69,493          $ 108,015          $  72,775
Deferred                                                              (486)           (49,697)           (17,447)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  69,007          $  58,318          $  55,328
                                                           ----------------   ----------------   ----------------



        Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35 percent to income before income taxes as follows:


                                                                2005               2004               2003

At statutory federal income tax rate                             $  76,287          $  58,836          $  56,709
Dividends received deductions                                         (721)              (575)              (462)
Other, net                                                          (6,559)                57               (919)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  69,007          $  58,318          $  55,328
                                                           ----------------   ----------------   ----------------


        The federal income tax asset as of December 31 is comprised of the following:



                                                                                   2005               2004

Net deferred income tax asset                                                       $ 142,785          $ 110,637
Income taxes currently receivable (payable)                                             8,102             (5,885)
                                                                              ----------------   ----------------
              Federal income tax asset                                              $ 150,887          $ 104,752
                                                                              ----------------   ----------------


        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:




                                                                                   2005               2004

Deferred income tax assets
    Policy liabilities and reserves                                                 $ 625,386          $ 607,013
    Other, net                                                                         22,860             28,762
                                                                              ----------------   ----------------
              Total deferred income tax assets                                        648,246            635,775
                                                                              ----------------   ----------------
Deferred income tax liabilities
    Investments                                                                       (54,287)          (155,421)
    Present value of future profits of acquired business                              (13,656)           (15,138)
    Deferred policy acquisition costs                                                (437,518)          (354,579)
                                                                              ----------------   ----------------
              Total deferred income tax liabilities                                  (505,461)          (525,138)
                                                                              ----------------   ----------------
              Net deferred income tax asset                                         $ 142,785          $ 110,637
                                                                              ----------------   ----------------


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. A provision in the "American Jobs Creation Act of 2004" will treat distributions during 2005 and 2006 as being made from the policyholders' surplus account and no tax will be imposed on those distributions. The Company expects total distributions during this period to be in excess of the existing policyholder surplus account balance. Accordingly, no provision for income tax has been made on the approximately $34,000 balance in the policyholders' surplus account at December 31, 2005.


6.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:




                           2005                              2004                              2003
              --------------------------------  --------------------------------  -------------------------------
                   Ceded           Assumed          Ceded            Assumed          Ceded           Assumed

Premiums            $ 915,666          $  508        $ 812,718          $ 3,115        $ 595,599         $ 8,774
Claims                107,737          (3,018)         111,320            2,699           99,713           5,306



        The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best. The Company is a party to several larger reinsurance arrangements at December 31, 2005, which are described below.


        Midland National is party to funds withheld coinsurance agreements with an outside reinsurer. This is an indemnity agreement that covers 50 percent of all policies issued from January 1, 2002 through March 31, 2005 and 60 percent of all policies issues since April 1, 2005 of particular annuity plans. In this agreement Midland National agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $2,173,195 and $1,500,560 against the reserve credits of $2,647,413 and $1,838,275 in the reinsurance receivable line in the December 31, 2005 and 2004 balance sheets, respectively. This agreement increased (decreased) the following financial statement lines as follows:




                                                                           2005             2004             2003

Assets
    Other invested assets                                                  $    -         $ 14,172         $  4,842
    Deferred policy acquisition costs                                    (271,855)        (188,875)        (126,928)
    Deferred sales inducements                                           (200,230)        (131,579)         (65,417)
    Reinsurance receivables                                               504,019          337,715          197,079
Liabilities
    Other liabilities                                                       2,385            2,250            1,002
Revenues
    Interest sensitive life and investment product charges                 (4,662)          (2,564)          (1,486)
    Net investment income                                                 (98,968)         (77,389)         (38,627)
Benefits and expenses
    Benefits incurred                                                        (197)            (157)             (93)
    Interest credited to policyholder account balances                    (66,791)         (57,275)         (27,115)
    Operating expenses                                                     (2,255)            (898)              75
    Amortization of deferred policy acquisition costs                     (30,622)          (9,968)          (7,577)
    Amortization of deferred sales inducements                            (17,966)          (6,843)          (3,127)


        Effective January, 2003, Clarica Life entered into a coinsurance agreement with an outside reinsurer that covered 30 percent of the substantially all of the inforce life and annuity policies. Policies issued in 2003 were not covered under this agreement. In this agreement $734,671 of policy obligations were transferred to the reinsurer. The transfer of the policy obligations was funded by the transfer of $564,570 of fixed maturity securities, $153,219 of mortgage loans and $15,417 of cash. The GAAP ceding fee of $1,465 was recorded into a deferred liability account which is being amortized over the life of the agreement.


        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


7.        Statutory Financial Data and Dividend Restrictions


        Midland National is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by Midland National during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10 percent of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $45,000, $41,000 and $36,000 in 2005, 2004 and
        2003, respectively. Dividends payable in 2006 up to approximately $184,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2005, 2004 and 2003, is approximately $184,000, $181,000 and $95,000, respectively, and capital and surplus at December 31, 2005, 2004 and 2003, is approximately $953,000, $811,000 and $722,000, respectively, in accordance with statutory accounting principles.


8.        Employee Benefits


        Midland National participates in qualified pension and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2005 and 2004. The amounts reflect an allocation of the Company's portion of the SEI plan:



                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2005            2004            2005             2004

Benefit obligation at December 31                       $ 30,931        $ 29,063        $ 11,131         $ 9,976
Fair value of plan assets at December 31                  22,924          23,069               -               -
                                                   --------------  --------------  --------------   -------------
Funded status at December 31                            $ (8,007)       $ (5,994)       $(11,131)       $ (9,976)
                                                   --------------  --------------  --------------   -------------
Accrued benefit liability recognized
 in financial statements                                 $ 8,007         $ 5,994         $ 8,136         $ 7,243
                                                   --------------  --------------  --------------   -------------



        The Company's other postretirement benefit plan is not funded;
        therefore, it has no plan assets.

        The amounts of contributions made to and benefits paid from the plan are as follows:



                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2005            2004            2005             2004

Employer contributions                                $   -         $ 4,544          $  295          $  373
Employee contributions                                    -               -             114              55
Benefit payments                                        311             300             409             429



        The following table provides the net periodic benefit cost for the years ended 2005, 2004 and 2003:


                               Pension Benefits                                 Other Benefits
                   ----------------------------------------------  ----------------------------------------------
                       2005            2004            2003            2005            2004             2003

Net periodic
 benefit costs           $  508          $ 3,031         $ 2,438         $ 1,188         $ 1,205          $  746




        The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                                        Pension Benefits                  Other Benefits
                                                  ------------------------------   ------------------------------
                                                      2005            2004             2005             2004

Weighted-average assumptions as of
 December 31
    Discount rate                                    5.50%            5.75%            5.50%         5.75 to 6.25%
    Expected return on plan assets                   8.25%            8.25%             N/A             N/A
    Rate of compensation increase                     N/A             5.50%             N/A             N/A


        For measurement purposes, a 9 percent to 10 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2005. The rate was assumed to decrease gradually each year to a rate of 4.5 percent to 5.0 percent for 2011 and remain at that level thereafter.


        Midland National also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2005, 2004 and 2003 were $4,690, $2,576 and $4,050, respectively. The expense for 2005, 2004 and 2003 was $7,039, $3,120 and $4,441, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits
        The FASB issued FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP FAS 106-2") in May 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria. FSP FAS 106-2 superseded FSP FAS 106-1, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003".


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced by approximately $699 upon the adoption of this new guidance on January 1, 2005.
         This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost (approximately $30 in 2005) over a period of approximately 21 years, the life expectancy of plan participants currently eligible for benefits. For the year ended December 31, 2005, the gains produced by recognition of the Act reduced net periodic postretirement cost by approximately $108.


9.        Commitments and Contingencies


        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,016, $4,035 and $4,742 for the years ended December 31, 2005, 2004 and 2003, respectively. The minimum future rentals on operating leases at December 31, 2005, are $2,734 in 2006; $2,752 in 2007; $2,673 in 2008; $2,736 in 2009; $2,101 in 2010 and
        $10,760 thereafter.


        Other Contingencies
        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


        In the ordinary course of their business operations, life insurance and financial services companies are increasingly involved in individual consumer and class action litigation in connection with the sale of their products which has resulted in the award of judgments, including punitive and non-economic compensatory damages.


        The Company, like other financial service companies, is involved in various legal actions and in arbitration related to the normal course of its business, in which claims for compensatory and punitive damages are asserted. Although the outcome of any such litigation cannot be predicted, the Company believes that at the present time there are no pending or threatened legal actions that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.


10.     Other Related Party Transactions


        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $9,600, $9,336 and $6,781 in 2005, 2004 and 2003, respectively, related to these contracts.


        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. ("Guggenheim"). The Company was charged $23,195, $19,113 and $13,612 in 2005, 2004 and 2003, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate.


        Midland National provides certain insurance and noninsurance services to North American and NANY for which it was reimbursed $10,408, $9,516 and $9,032 in 2005, 2004 and 2003, respectively, for the costs incurred to render such services.


        The Company pays sales commissions to Sammons Securities, Inc., a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds. The Company was charged approximately $651, $481 and $410 in 2005, 2004 and 2003, respectively.


        The Company holds a mortgage loan on the property of an indirect affiliate, Grove Park Inn. The balance of the loan was $31,972 and $33,083 as December 31, 2005 and 2004, respectively. The Company earned interest income on the loan of $2,124 and $2,193 in 2005 and 2004, respectively.


11.     Acquisition of CHC Holding


        Effective January 8, 2003, Midland National acquired 100 percent of the shares of CHC Holding Inc. ("CHC"), which is the holding corporation for Clarica Life Insurance Company - U.S. ("Clarica Life"). The primary source of funds used to acquire the CHC shares was capital contributions received from SEI of $225,000 and $10,000 received in 2003 and 2002, respectively. The purchase price for these shares was $290,188 of which $282,936 represented the initial cost of the shares plus $7,252 of other costs. The allocation of the purchase price to the assets and liabilities of this company was as follows:



Assets
    Fixed maturities securities                                     $2,561,725
    Mortgage loans                                                     669,184
    Policy loans                                                        58,185
    Short-term investments                                              87,954
    Other invested assets and derivatives                               10,566
    Income tax asset                                                    55,702
    Present value of future profits                                     39,293
    Cash and other receivables                                          38,339
                                                               ----------------
              Total assets                                           3,520,948
                                                               ----------------
Liabilities
    Policyholder account balances and reserves                       2,984,127
    Other liabilities                                                  246,635
                                                               ----------------
              Total liabilities                                      3,230,762
                                                               ----------------
Purchase price                                                       $ 290,186
                                                               ----------------



        The results of CHC are included in the Company's financial statements since January 8, 2003, the effective date of the purchase. The acquired assets and liabilities were recorded at fair values and, as a result, there was no excess purchase price allocated to goodwill.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2005 and 2004

Midland National Life Insurance Company
Separate Account A
Index
------------------------------------------------------------------------------------------------------------------------


                                                                                                                 Page(s)


Report of Independent Registered Public Accounting Firm................................................................1


Financial Statements


Statements of Assets and Liabilities, Operations and Changes in Net Assets..........................................2-40


Notes to Financial Statements......................................................................................41-55







             Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder
Midland National Life Insurance Company and
Policyholders of Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (consisting of the portfolios of the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust and the PIMCO Variable Insurance Trust) at December 31, 2005, and the results of each of the portfolios' operations and changes in each of the portfolios' net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned at December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.








April 19, 2006

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
------------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                  Statement of Operations
              December 31, 2005                                         Year Ended December 31, 2005

ASSETS                                                            INVESTMENT INCOME
    Investment in Portfolios, at net asset                          Dividend income                               $ 4,649,579
     value (cost $356,315,547)                   $417,373,810       Capital gains distributions                     5,019,201
                                                                                                             -----------------

LIABILITIES                                                 -                                                       9,668,780
                                              ----------------

NET ASSETS                                       $417,373,810       Expenses
                                              ----------------
                                                                      Administrative expense                          111,753
Number of units outstanding                        27,059,161         Mortality and expense risk                    3,332,655
                                              ----------------                                               -----------------

                                                                        Net investment income                       6,224,372

                                                                  REALIZED AND UNREALIZED GAINS
                                                                   (LOSSES) ON INVESTMENTS
                                                                    Net realized gains on investments              17,922,051
                                                                    Net unrealized appreciation on
                                                                     investments                                    6,585,822
                                                                                                             -----------------

                                                                  Net increase in net assets resulting from
                                                                   operations                                     $30,732,245
                                                                                                             -----------------

    --------------------------------------------------------------------------------------------------------------------------

     Statements of Changes in Net Assets
   Years Ended December 31, 2005 and 2004

                                                                                                2005               2004

Net assets at beginning of year                                                              $ 361,492,484       $288,945,046

Net increase in net assets resulting from operations                                            30,732,245         30,576,486

Capital shares transactions
    Net premiums                                                                                78,166,104         82,665,308
    Transfers of policy loans                                                                   (5,334,804)        (4,269,519)
    Transfers of cost of insurance                                                             (27,826,857)       (25,270,092)
    Transfers of surrenders                                                                    (16,526,195)       (10,812,577)
    Transfers of death benefits                                                                   (669,776)          (686,773)
    Transfers of other terminations                                                             (1,434,696)          (911,148)
    Interfund and net transfers to general account                                              (1,224,695)         1,255,753
                                                                                          -----------------  -----------------

      Net increase in net assets from capital share transactions                                25,149,081         41,970,952
                                                                                          -----------------  -----------------

Total increase in net assets                                                                    55,881,326         72,547,438
                                                                                          -----------------  -----------------

Net assets at end of year                                                                     $417,373,810      $ 361,492,484
                                                                                          -----------------  -----------------


   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 6,105,579                               Dividend income                               $   177,875
     shares at net asset value of $1.00                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,105,579)                  $  6,105,579
                                                                                                                       177,875
LIABILITIES                                                  -
                                               ----------------
                                                                     Expenses
NET ASSETS                                        $  6,105,579         Administrative expense                            1,939
                                               ----------------
                                                                       Mortality and expense risk                       53,018
                                                                                                              -----------------
                                      Unit
                          Units       Value      Net Assets              Net investment income                         122,918

Product Group 1            362,167     $12.59      $ 4,559,889     REALIZED AND UNREALIZED GAINS
Product Group 2             31,792     $11.51          365,901      (LOSSES) ON INVESTMENTS
Product Group 3             17,136     $10.15          174,020       Net realized gains on investments                       -
Product Group 4             53,568     $18.79        1,005,769       Net unrealized appreciation on
                       ------------            ----------------
                                                                      investments                                            -
                                                                                                              -----------------
                           464,663                $  6,105,579
                       ------------            ----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   122,918
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,561,712       $  7,214,462

Net increase in net assets resulting from operations                                                122,918             23,138

Capital shares transactions
    Net premiums                                                                                  2,951,132          5,742,636
    Transfers of policy loans                                                                      (272,207)           (64,970)
    Transfers of cost of insurance                                                                 (624,300)          (697,519)
    Transfers of surrenders                                                                        (439,090)          (403,388)
    Transfers of death benefits                                                                      (1,588)           (33,487)
    Transfers of other terminations                                                                  (5,808)           (15,276)
    Interfund and net transfers to general account                                               (1,187,190)        (6,203,884)
                                                                                           -----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                         420,949         (1,675,888)
                                                                                           -----------------  -----------------

Total increase (decrease) in net assets                                                             543,867         (1,652,750)
                                                                                           -----------------  -----------------

Net assets at end of year                                                                      $  6,105,579       $  5,561,712
                                                                                           -----------------  -----------------




The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 941,944                                 Dividend income                               $   819,351
     shares at net asset value of $6.17                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,081,481)                   $  5,811,792
                                                                                                                       819,351
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,811,792        Administrative expense                            4,102
                                               -----------------
                                                                       Mortality and expense risk                       48,515
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         766,734

Product Group 1            324,190     $10.87       $ 3,525,472    REALIZED AND UNREALIZED GAINS
Product Group 2             18,278      $9.84           179,840     (LOSSES) ON INVESTMENTS
Product Group 3              7,397     $10.90            80,666      Net realized gains on investments                 127,741
Product Group 4             74,348     $27.25         2,025,814      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (790,411)
                                                                                                              -----------------
                           424,213                 $  5,811,792
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   104,064
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,080,151       $  4,229,716

Net increase in net assets resulting from operations                                                104,064            381,741

Capital shares transactions
    Net premiums                                                                                  1,076,108            872,210
    Transfers of policy loans                                                                       (86,082)           (58,583)
    Transfers of cost of insurance                                                                 (441,564)          (401,717)
    Transfers of surrenders                                                                        (169,259)          (147,288)
    Transfers of death benefits                                                                     (11,319)            (1,670)
    Transfers of other terminations                                                                 (11,763)            (9,002)
    Interfund and net transfers to general account                                                  271,456            214,744
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    627,577            468,694
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        731,641            850,435
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,811,792       $  5,080,151
                                                                                            ----------------  -----------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,172,432                               Dividend income                                $  490,405
     shares at net asset value of $25.49                             Capital gains distributions                     1,077,680
                                                                                                              -----------------
     per share (cost $25,502,347)                   $29,885,303
                                                                                                                     1,568,085
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $29,885,303        Administrative expense                           20,449
                                               -----------------
                                                                       Mortality and expense risk                      263,172
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                       1,284,464

Product Group 1          1,113,188     $16.88      $ 18,751,458    REALIZED AND UNREALIZED GAINS
Product Group 2             65,124     $12.78           832,240     (LOSSES) ON INVESTMENTS
Product Group 3              8,790     $11.41           100,282      Net realized gains on investments                 959,232
Product Group 4            185,598     $54.92        10,201,323      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (842,985)
                                                                                                              -----------------
                         1,372,700                  $29,885,303
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,400,711
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $30,789,773        $26,739,888

Net increase in net assets resulting from operations                                              1,400,711          2,927,202

Capital shares transactions
    Net premiums                                                                                  3,675,017          4,797,168
    Transfers of policy loans                                                                      (461,256)          (361,413)
    Transfers of cost of insurance                                                               (1,963,683)        (1,923,916)
    Transfers of surrenders                                                                      (1,305,129)        (1,067,196)
    Transfers of death benefits                                                                     (74,223)           (77,888)
    Transfers of other terminations                                                                 (82,824)           (74,769)
    Interfund and net transfers to general account                                               (2,093,083)          (169,303)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                      (2,305,181)         1,122,683
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (904,470)         4,049,885
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $29,885,303        $30,789,773
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,422,703                               Dividend income                                $  237,767
     shares at net asset value of $33.70                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $41,700,458)                   $47,945,094
                                                                                                                       237,767
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $47,945,094        Administrative expense                           29,581
                                               -----------------
                                                                       Mortality and expense risk                      416,867
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (208,681)

Product Group 1          2,081,093     $15.18      $ 31,582,533    REALIZED AND UNREALIZED GAINS
Product Group 2            211,493      $7.22         1,527,895     (LOSSES) ON INVESTMENTS
Product Group 3              5,863     $10.85            63,649      Net realized gains on investments                 905,952
Product Group 4            280,663     $52.71        14,771,017      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,450,510
                                                                                                              -----------------
                         2,579,112                  $47,945,094
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  2,147,781
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $49,884,375        $47,604,009

Net increase in net assets resulting from operations                                              2,147,781          1,178,319

Capital shares transactions
    Net premiums                                                                                  7,223,656          8,959,286
    Transfers of policy loans                                                                      (798,916)          (767,940)
    Transfers of cost of insurance                                                               (3,865,720)        (3,947,302)
    Transfers of surrenders                                                                      (2,255,726)        (2,175,867)
    Transfers of death benefits                                                                     (92,855)          (166,011)
    Transfers of other terminations                                                                (179,459)          (140,504)
    Interfund and net transfers to general account                                               (4,118,042)          (659,615)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                      (4,087,062)         1,102,047
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (1,939,281)         2,280,366
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $47,945,094        $49,884,375
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 664,919                                 Dividend income                                $   63,256
     shares at net asset value of $20.61                             Capital gains distributions                        49,505
                                                                                                              -----------------
     per share (cost $10,458,900)                  $ 13,703,972
                                                                                                                       112,761
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 13,703,972        Administrative expense                            6,998
                                               -----------------
                                                                       Mortality and expense risk                       97,838
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           7,925

Product Group 1            631,735     $14.71       $ 9,294,298    REALIZED AND UNREALIZED GAINS
Product Group 2             48,461      $9.57           463,641     (LOSSES) ON INVESTMENTS
Product Group 3              7,185     $12.98            93,261      Net realized gains on investments                 717,151
Product Group 4            122,597     $31.50         3,852,772      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,351,856
                                                                                                              -----------------
                           809,978                 $ 13,703,972
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,076,932
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,536,720       $  7,381,149

Net increase in net assets resulting from operations                                              2,076,932          1,079,831

Capital shares transactions
    Net premiums                                                                                  2,114,346          1,856,477
    Transfers of policy loans                                                                      (162,520)          (158,173)
    Transfers of cost of insurance                                                                 (710,456)          (596,580)
    Transfers of surrenders                                                                        (492,750)          (317,647)
    Transfers of death benefits                                                                     (21,180)            (6,139)
    Transfers of other terminations                                                                 (43,091)           (36,317)
    Interfund and net transfers to general account                                                1,405,971            334,119
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,090,320          1,075,740
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,167,252          2,155,571
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 13,703,972        $ 9,536,720
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Midcap Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 561,477                                 Dividend income                                 $       -
     shares at net asset value of $35.11                             Capital gains distributions                       249,508
                                                                                                              -----------------
     per share (cost $15,040,812)                  $ 19,713,470
                                                                                                                       249,508
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 19,713,470        Administrative expense                              960
                                               -----------------
                                                                       Mortality and expense risk                      144,382
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         104,166

Product Group 1          1,018,380     $17.11      $ 17,430,613    REALIZED AND UNREALIZED GAINS
Product Group 2             84,526     $17.47         1,477,033     (LOSSES) ON INVESTMENTS
Product Group 3             18,517     $14.19           262,785      Net realized gains on investments               1,562,843
Product Group 4             29,765     $18.24           543,039      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,119,529
                                                                                                              -----------------
                         1,151,188                 $ 19,713,470
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,786,538
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 14,830,730        $ 8,044,599

Net increase in net assets resulting from operations                                              2,786,538          2,509,280

Capital shares transactions
    Net premiums                                                                                  3,529,668          3,443,654
    Transfers of policy loans                                                                      (148,402)          (130,524)
    Transfers of cost of insurance                                                                 (972,069)          (782,902)
    Transfers of surrenders                                                                        (488,078)          (201,729)
    Transfers of death benefits                                                                     (24,230)           (11,908)
    Transfers of other terminations                                                                 (77,513)           (24,320)
    Interfund and net transfers to general account                                                  276,826          1,984,580
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,096,202          4,276,851
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,882,740          6,786,131
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 19,713,470       $ 14,830,730
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 534,317                                 Dividend income                               $   221,487
     shares at net asset value of $15.04                             Capital gains distributions                         2,840
                                                                                                              -----------------
     per share (cost $7,330,761)                   $  8,036,130
                                                                                                                       224,327
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,036,130        Administrative expense                            9,161
                                               -----------------
                                                                       Mortality and expense risk                       73,648
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         141,518

Product Group 1            249,221     $14.48      $  3,609,163    REALIZED AND UNREALIZED GAINS
Product Group 2              7,427     $10.56            78,464     (LOSSES) ON INVESTMENTS
Product Group 3              3,004     $10.60            31,847      Net realized gains on investments                   1,455
Product Group 4            138,068     $31.27         4,316,656      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       92,421
                                                                                                              -----------------
                           397,720                 $  8,036,130
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  235,394
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 8,682,432        $ 8,263,923

Net increase in net assets resulting from operations                                                235,394            363,454

Capital shares transactions
    Net premiums                                                                                    968,494          1,298,654
    Transfers of policy loans                                                                       (99,889)          (104,234)
    Transfers of cost of insurance                                                                 (607,905)          (634,346)
    Transfers of surrenders                                                                        (605,535)          (339,266)
    Transfers of death benefits                                                                     (31,155)           (63,491)
    Transfers of other terminations                                                                 (17,929)           (21,911)
    Interfund and net transfers to general account                                                 (487,777)           (80,351)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (881,696)            55,055
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (646,302)           418,509
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,036,130        $ 8,682,432
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 783,650                                 Dividend income                                $  382,374
     shares at net asset value of $12.76                             Capital gains distributions                       231,018
                                                                                                              -----------------
     per share (cost $10,152,315)                   $ 9,999,369
                                                                                                                       613,392
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 9,999,369        Administrative expense                            2,233
                                               -----------------
                                                                       Mortality and expense risk                       84,778
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         526,381

Product Group 1            477,136     $16.08       $ 7,675,923    REALIZED AND UNREALIZED GAINS
Product Group 2             82,399     $14.51         1,195,198     (LOSSES) ON INVESTMENTS
Product Group 3              5,592     $10.42            58,290      Net realized losses on investments               (189,310)
Product Group 4             44,930     $23.80         1,069,958      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (220,835)
                                                                                                              -----------------
                           610,057                  $ 9,999,369
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   116,236
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 10,515,913        $ 7,809,536

Net increase in net assets resulting from operations                                                116,236            313,498

Capital shares transactions
    Net premiums                                                                                  1,877,117          3,150,022
    Transfers of policy loans                                                                      (115,809)           (55,831)
    Transfers of cost of insurance                                                                 (712,818)          (685,908)
    Transfers of surrenders                                                                        (641,874)          (149,834)
    Transfers of death benefits                                                                     (15,899)            (4,259)
    Transfers of other terminations                                                                 (23,067)           (19,360)
    Interfund and net transfers to general account                                               (1,000,430)           158,049
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (632,780)         2,392,879
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (516,544)         2,706,377
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 9,999,369       $ 10,515,913
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 378,316                                 Dividend income                                $  847,603
     shares at net asset value of $141.88                            Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $46,559,632)                   $53,675,538
                                                                                                                       847,603
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $53,675,538        Administrative expense                           10,492
                                               -----------------
                                                                       Mortality and expense risk                      438,736
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         398,375

Product Group 1          2,874,332     $15.46       $44,435,804    REALIZED AND UNREALIZED GAINS
Product Group 2            416,130      $8.96         3,726,564     (LOSSES) ON INVESTMENTS
Product Group 3             24,453     $11.22           274,403      Net realized gains on investments               2,413,562
Product Group 4            172,728     $30.21         5,238,767      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (786,409)
                                                                                                              -----------------
                         3,487,643                  $53,675,538
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,025,528
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $48,254,425       $ 38,919,926

Net increase in net assets resulting from operations                                              2,025,528          4,156,216

Capital shares transactions
    Net premiums                                                                                  9,701,960         11,327,857
    Transfers of policy loans                                                                      (869,780)          (648,866)
    Transfers of cost of insurance                                                               (3,847,214)        (3,502,886)
    Transfers of surrenders                                                                      (2,181,443)        (1,592,915)
    Transfers of death benefits                                                                     (59,048)          (109,089)
    Transfers of other terminations                                                                (185,699)           (81,533)
    Interfund and net transfers to general account                                                  836,809           (214,285)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,395,585          5,178,283
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      5,421,113          9,334,499
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $53,675,538        $48,254,425
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,527,266                               Dividend income                               $   123,987
     shares at net asset value of $31.03                             Capital gains distributions                         7,749
                                                                                                              -----------------
     per share (cost $34,629,254)                  $ 47,391,065
                                                                                                                       131,736
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 47,391,065        Administrative expense                           13,524
                                               -----------------
                                                                       Mortality and expense risk                      377,857
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (259,645)

Product Group 1          1,670,247     $22.65      $ 37,841,482    REALIZED AND UNREALIZED GAINS
Product Group 2            172,129     $12.50         2,152,283     (LOSSES) ON INVESTMENTS
Product Group 3             17,913     $12.80           229,280      Net realized gains on investments               2,954,396
Product Group 4            215,102     $33.30         7,168,020      Net unrealized appreciation on
                       ------------            -----------------
                                                                       investments                                   3,762,594
                                                                                                              -----------------
                         2,075,391                 $ 47,391,065
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 6,457,345
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 41,520,720        $33,004,372

Net increase in net assets resulting from operations                                              6,457,345          5,100,722

Capital shares transactions
    Net premiums                                                                                  6,915,580          6,902,351
    Transfers of policy loans                                                                      (585,093)          (474,298)
    Transfers of cost of insurance                                                               (2,780,950)        (2,615,908)
    Transfers of surrenders                                                                      (1,970,336)        (1,396,538)
    Transfers of death benefits                                                                     (91,496)           (55,084)
    Transfers of other terminations                                                                (156,156)          (101,190)
    Interfund and net transfers to general account                                               (1,918,549)         1,156,293
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (587,000)         3,415,626
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      5,870,345          8,516,348
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 47,391,065       $ 41,520,720
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 378,938                                 Dividend income                               $   114,962
     shares at net asset value of $12.97                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,346,876)                   $  4,914,827
                                                                                                                       114,962
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,914,827        Administrative expense                            2,552
                                               -----------------
                                                                       Mortality and expense risk                       43,338
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          69,072

Product Group 1            273,209     $13.31       $ 3,635,893    REALIZED AND UNREALIZED GAINS
Product Group 2              5,073      $9.02            45,781     (LOSSES) ON INVESTMENTS
Product Group 3                 84     $10.59               889      Net realized gains on investments                   9,840
Product Group 4             63,348     $19.44         1,232,264      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       58,132
                                                                                                              -----------------
                           341,714                 $  4,914,827
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   137,044
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,033,531        $ 4,703,890

Net increase in net assets resulting from operations                                                137,044            235,569

Capital shares transactions
    Net premiums                                                                                    707,819            858,680
    Transfers of policy loans                                                                      (105,318)           (81,069)
    Transfers of cost of insurance                                                                 (392,275)          (407,614)
    Transfers of surrenders                                                                        (214,925)          (202,374)
    Transfers of death benefits                                                                     (19,010)            (2,467)
    Transfers of other terminations                                                                 (21,767)            (8,800)
    Interfund and net transfers to general account                                                 (210,272)           (62,284)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (255,748)            94,072
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (118,704)           329,641
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,914,827       $  5,033,531
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 283,049                                 Dividend income                                $   97,506
     shares at net asset value of $14.78                             Capital gains distributions                         2,671
                                                                                                              -----------------
     per share (cost $3,798,423)                   $  4,183,466
                                                                                                                       100,177
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,183,466        Administrative expense                              176
                                               -----------------
                                                                       Mortality and expense risk                       34,696
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          65,305

Product Group 1            272,433     $14.40       $ 3,922,420    REALIZED AND UNREALIZED GAINS
Product Group 2             14,430     $10.96           158,107     (LOSSES) ON INVESTMENTS
Product Group 3              1,671     $10.93            18,259      Net realized gains on investments                  98,443
Product Group 4              5,828     $14.59            84,680      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       36,593
                                                                                                              -----------------
                           294,362                 $  4,183,466
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   200,341
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  3,819,590       $  3,061,281

Net increase in net assets resulting from operations                                                200,341            160,131

Capital shares transactions
    Net premiums                                                                                    842,099            907,527
    Transfers of policy loans                                                                       (34,595)           (25,535)
    Transfers of cost of insurance                                                                 (358,186)          (319,324)
    Transfers of surrenders                                                                        (135,601)           (98,106)
    Transfers of death benefits                                                                      (6,109)            (7,138)
    Transfers of other terminations                                                                  (6,825)            (7,268)
    Interfund and net transfers to general account                                                 (137,248)           148,022
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    163,535            598,178
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        363,876            758,309
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,183,466       $  3,819,590
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 555,159                                 Dividend income                               $   114,247
     shares at net asset value of $14.75                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,942,261)                   $  8,188,594
                                                                                                                       114,247
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,188,594        Administrative expense                              699
                                               -----------------
                                                                       Mortality and expense risk                       68,807
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            44,741

Product Group 1            477,798     $16.16       $ 7,722,889    REALIZED AND UNREALIZED GAINS
Product Group 2             13,099     $10.03           131,386     (LOSSES) ON INVESTMENTS
Product Group 3              2,014     $11.18            22,528      Net realized gains on investments                 238,574
Product Group 4             18,837     $16.58           311,791      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      233,592
                                                                                                              -----------------
                           511,748                 $  8,188,594
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   516,907
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  7,706,179        $ 7,033,299

Net increase in net assets resulting from operations                                                516,907            351,865

Capital shares transactions
    Net premiums                                                                                  1,398,682          1,491,567
    Transfers of policy loans                                                                       (51,263)          (131,748)
    Transfers of cost of insurance                                                                 (669,744)          (671,905)
    Transfers of surrenders                                                                        (326,376)          (231,388)
    Transfers of death benefits                                                                     (24,545)           (16,810)
    Transfers of other terminations                                                                 (27,735)           (22,759)
    Interfund and net transfers to general account                                                 (333,511)           (95,942)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (34,492)           321,015
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        482,415            672,880
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,188,594       $  7,706,179
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 543,400                                 Dividend income                               $    81,210
     shares at net asset value of $17.34                             Capital gains distributions                             -
                                                                                                               ----------------
     per share (cost $7,564,627)                   $  9,422,551
                                                                                                                        81,210
LIABILITIES                                                   -
                                                ----------------
                                                                     Expenses
NET ASSETS                                         $  9,422,551         Administrative expense                             791
                                                ----------------
                                                                        Mortality and expense risk                      79,379
                                                                                                               ----------------
                                      Unit
                          Units       Value       Net Assets              Net investment gain                            1,040

Product Group 1            748,390     $11.92      $  8,924,212    REALIZED AND UNREALIZED GAINS
Product Group 2              9,237      $8.16            75,378     (LOSSES) ON INVESTMENTS
Product Group 3                346     $11.50             3,982      Net realized gains on investments                 262,960
Product Group 4             34,061     $12.30           418,979      Net unrealized appreciation on
                       ------------             ----------------
                                                                      investments                                      426,090
                                                                                                               ----------------
                           792,034                 $  9,422,551
                       ------------             ----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  690,090
                                                                                                               ----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                  2005              2004

Net assets at beginning of year                                                                  $ 9,022,058      $  8,129,627

Net increase in net assets resulting from operations                                                 690,090           528,823

Capital shares transactions
    Net premiums                                                                                   1,540,940         1,801,004
    Transfers of policy loans                                                                       (139,430)         (147,691)
    Transfers of cost of insurance                                                                  (780,274)         (785,817)
    Transfers of surrenders                                                                         (476,464)         (311,263)
    Transfers of death benefits                                                                       (6,496)          (43,144)
    Transfers of other terminations                                                                  (34,134)          (52,925)
    Interfund and net transfers to general account                                                  (393,739)          (96,556)
                                                                                            -----------------  ----------------

      Net (decrease) increase in net assets from capital share transactions                         (289,597)          363,608
                                                                                            -----------------  ----------------

Total increase in net assets                                                                         400,493           892,431
                                                                                            -----------------  ----------------

Net assets at end of year                                                                       $  9,422,551       $ 9,022,058
                                                                                            -----------------  ----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 362,807                                 Dividend income                                $   44,836
     shares at net asset value of $7.50                              Capital gains distributions                           953
                                                                                                              -----------------
     per share (cost $2,449,668)                   $  2,721,054
                                                                                                                        45,789
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,721,054        Administrative expense                               96
                                               -----------------
                                                                       Mortality and expense risk                       22,805
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          22,888

Product Group 1            165,704     $15.43      $  2,559,251    REALIZED AND UNREALIZED GAINS
Product Group 2              6,680     $11.34            75,759     (LOSSES) ON INVESTMENTS
Product Group 3              3,329     $11.15            37,139      Net realized gains on investments                 117,157
Product Group 4              3,141     $15.57            48,905      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (35,317)
                                                                                                              -----------------
                           178,854                 $  2,721,054
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   104,728
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,444,829       $  1,802,179

Net increase in net assets resulting from operations                                                104,728            186,911

Capital shares transactions
    Net premiums                                                                                    551,914            717,833
    Transfers of policy loans                                                                       (22,601)           (11,916)
    Transfers of cost of insurance                                                                 (213,696)          (205,425)
    Transfers of surrenders                                                                         (91,739)           (46,071)
    Transfers of death benefits                                                                     (20,923)            (3,473)
    Transfers of other terminations                                                                  (5,801)            (2,131)
    Interfund and net transfers to general account                                                  (25,657)             6,922
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    171,497            455,739
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        276,225            642,650
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,721,054        $ 2,444,829
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 507,501                                 Dividend income                                 $       -
     shares at net asset value of $9.35                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $3,572,501)                   $  4,745,135
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,745,135        Administrative expense                              275
                                               -----------------
                                                                       Mortality and expense risk                       36,555
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (36,830)

Product Group 1            275,507     $15.55      $  4,285,491    REALIZED AND UNREALIZED GAINS
Product Group 2             31,799      $9.49           301,710     (LOSSES) ON INVESTMENTS
Product Group 3                516     $12.85             6,634      Net realized gains on investments                 244,481
Product Group 4              9,250     $16.38           151,300      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      616,357
                                                                                                              -----------------
                           317,072                 $  4,745,135
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  824,008
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 3,939,398       $  3,313,869

Net increase in net assets resulting from operations                                                824,008            248,196

Capital shares transactions
    Net premiums                                                                                    695,976            963,223
    Transfers of policy loans                                                                       (36,380)           (51,635)
    Transfers of cost of insurance                                                                 (337,239)          (343,859)
    Transfers of surrenders                                                                        (143,704)           (96,014)
    Transfers of death benefits                                                                      (7,857)            (1,483)
    Transfers of other terminations                                                                 (18,515)            (8,639)
    Interfund and net transfers to general account                                                 (170,552)           (84,260)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (18,271)           377,333
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        805,737            625,529
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,745,135        $ 3,939,398
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,750,225                               Dividend income                               $   119,384
     shares at net asset value of $8.23                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $11,537,359)                  $ 14,404,355
                                                                                                                       119,384
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 14,404,355        Administrative expense                              964
                                               -----------------
                                                                       Mortality and expense risk                      102,577
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                            15,843

Product Group 1            914,422     $14.32      $ 13,091,567    REALIZED AND UNREALIZED GAINS
Product Group 2             56,234      $7.38           414,800     (LOSSES) ON INVESTMENTS
Product Group 3             23,184     $12.57           291,410      Net realized gains on investments                 504,520
Product Group 4             40,862     $14.84           606,578      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,010,103
                                                                                                              -----------------
                         1,034,702                 $ 14,404,355
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,530,466
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,706,395       $  7,551,029

Net increase in net assets resulting from operations                                              1,530,466          1,146,132

Capital shares transactions
    Net premiums                                                                                  3,370,566          2,137,917
    Transfers of policy loans                                                                      (144,218)           (96,908)
    Transfers of cost of insurance                                                                 (834,323)          (653,288)
    Transfers of surrenders                                                                        (592,720)          (360,142)
    Transfers of death benefits                                                                     (22,699)           (11,457)
    Transfers of other terminations                                                                 (71,659)           (25,311)
    Interfund and net transfers to general account                                                1,462,547             18,423
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,167,494          1,009,234
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,697,960          2,155,366
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 14,404,355        $ 9,706,395
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,875,891                               Dividend income                               $   103,685
     shares at net asset value of $8.20                              Capital gains distributions                     1,199,667
                                                                                                              -----------------
     per share (cost $14,642,238)                  $ 15,382,309
                                                                                                                     1,303,352
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 15,382,309        Administrative expense                            1,300
                                               -----------------
                                                                       Mortality and expense risk                      115,877
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                       1,186,175

Product Group 1            666,550     $20.49      $ 13,655,836    REALIZED AND UNREALIZED GAINS
Product Group 2             41,088     $17.50           719,087     (LOSSES) ON INVESTMENTS
Product Group 3             24,073     $11.27           271,200      Net realized gains on investments                 691,158
Product Group 4             34,940     $21.07           736,186      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                   (1,274,832)
                                                                                                              -----------------
                           766,651                 $ 15,382,309
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   602,501
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 11,215,585        $ 7,007,967

Net increase in net assets resulting from operations                                                602,501          1,181,205

Capital shares transactions
    Net premiums                                                                                  3,408,874          2,604,569
    Transfers of policy loans                                                                      (118,909)           (55,207)
    Transfers of cost of insurance                                                                 (879,503)          (592,850)
    Transfers of surrenders                                                                        (645,216)          (113,316)
    Transfers of death benefits                                                                     (12,536)           (16,034)
    Transfers of other terminations                                                                 (88,272)           (25,965)
    Interfund and net transfers to general account                                                1,899,785          1,225,216
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,564,223          3,026,413
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,166,724          4,207,618
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 15,382,309       $ 11,215,585
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income and Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 368,859                                 Dividend income                               $    51,437
     shares at net asset value of $7.51                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $2,372,757)                   $  2,770,134
                                                                                                                        51,437
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,770,134        Administrative expense                              141
                                               -----------------
                                                                       Mortality and expense risk                       23,411
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          27,885

Product Group 1            193,249     $13.37      $  2,585,115    REALIZED AND UNREALIZED GAINS
Product Group 2             11,425      $9.80           111,986     (LOSSES) ON INVESTMENTS
Product Group 3                804     $11.35             9,125      Net realized gains on investments                 170,664
Product Group 4              4,852     $13.17            63,908      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (97,989)
                                                                                                              -----------------
                           210,330                 $  2,770,134
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   100,560
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,584,309       $  2,073,156

Net increase in net assets resulting from operations                                                100,560            269,923

Capital shares transactions
    Net premiums                                                                                    486,225            625,363
    Transfers of policy loans                                                                       (52,087)           (15,041)
    Transfers of cost of insurance                                                                 (191,049)          (177,716)
    Transfers of surrenders                                                                        (100,354)           (81,420)
    Transfers of death benefits                                                                      (4,040)            (9,281)
    Transfers of other terminations                                                                  (6,707)            (4,226)
    Interfund and net transfers to general account                                                  (46,723)           (96,449)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                     85,265            241,230
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        185,825            511,153
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,770,134        $ 2,584,309
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Emerging Growth Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 605,150                                 Dividend income                                 $       -
     shares at net asset value of $19.13                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $9,322,809)                   $ 11,576,518
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 11,576,518        Administrative expense                              701
                                               -----------------
                                                                       Mortality and expense risk                       95,620
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (96,321)

Product Group 1            888,480     $11.88      $ 10,558,025    REALIZED AND UNREALIZED GAINS
Product Group 2            117,556      $5.52           648,949     (LOSSES) ON INVESTMENTS
Product Group 3              1,947     $11.78            22,944      Net realized gains on investments               1,015,022
Product Group 4             29,679     $11.70           346,600      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (50,041)
                                                                                                              -----------------
                         1,037,662                 $ 11,576,518
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  868,660
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 11,330,395        $ 9,426,673

Net increase in net assets resulting from operations                                                868,660          1,195,014

Capital shares transactions
    Net premiums                                                                                  2,152,254          2,732,581
    Transfers of policy loans                                                                      (150,440)          (138,611)
    Transfers of cost of insurance                                                                 (939,880)          (930,094)
    Transfers of surrenders                                                                        (508,907)          (433,670)
    Transfers of death benefits                                                                     (11,348)           (11,752)
    Transfers of other terminations                                                                 (43,882)           (30,668)
    Interfund and net transfers to general account                                               (1,120,334)          (479,078)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (622,537)           708,708
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        246,123          1,903,722
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 11,576,518       $ 11,330,395
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Investors Trust Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 90,287                                  Dividend income                                $    9,735
     shares at net asset value of $19.29                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,428,976)                   $  1,741,627
                                                                                                                         9,735
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,741,627        Administrative expense                               23
                                               -----------------
                                                                       Mortality and expense risk                       15,214
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (5,502)

Product Group 1            151,676     $11.22      $  1,701,233    REALIZED AND UNREALIZED GAINS
Product Group 2              3,331      $9.39            31,301     (LOSSES) ON INVESTMENTS
Product Group 3                284     $11.74             3,333      Net realized gains on investments                  78,260
Product Group 4                521     $11.05             5,760      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       28,399
                                                                                                              -----------------
                           155,812                 $  1,741,627
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   101,157
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,783,500       $  1,503,147

Net increase in net assets resulting from operations                                                101,157            168,413

Capital shares transactions
    Net premiums                                                                                    321,776            374,984
    Transfers of policy loans                                                                       (34,227)            (2,049)
    Transfers of cost of insurance                                                                 (140,736)          (158,772)
    Transfers of surrenders                                                                        (155,482)           (40,876)
    Transfers of death benefits                                                                     (17,774)              (602)
    Transfers of other terminations                                                                  (8,573)              (821)
    Interfund and net transfers to general account                                                 (108,014)           (59,924)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (143,030)           111,940
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                             (41,873)           280,353
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,741,627       $  1,783,500
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
New Discovery Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 427,922                                 Dividend income                                 $       -
     shares at net asset value of $15.65                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,969,285)                    $ 6,696,977
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 6,696,977        Administrative expense                              601
                                               -----------------
                                                                       Mortality and expense risk                       58,822
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (59,423)

Product Group 1            311,034     $20.07       $ 6,247,308    REALIZED AND UNREALIZED GAINS
Product Group 2             14,367      $9.26           133,001     (LOSSES) ON INVESTMENTS
Product Group 3              3,535     $10.95            38,717      Net realized gains on investments                 681,715
Product Group 4             14,059     $19.77           277,951      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (391,536)
                                                                                                              -----------------
                           342,995                  $ 6,696,977
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  230,756
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  7,337,919       $  6,311,978

Net increase in net assets resulting from operations                                                230,756            407,653

Capital shares transactions
    Net premiums                                                                                  1,369,958          1,729,810
    Transfers of policy loans                                                                       (91,109)           (85,223)
    Transfers of cost of insurance                                                                 (519,004)          (483,328)
    Transfers of surrenders                                                                        (324,712)          (204,152)
    Transfers of death benefits                                                                      (1,748)            (5,629)
    Transfers of other terminations                                                                 (21,332)           (22,007)
    Interfund and net transfers to general account                                               (1,283,751)          (311,183)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (871,698)           618,288
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (640,942)         1,025,941
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 6,696,977       $  7,337,919
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Research Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 305,849                                 Dividend income                                $   22,208
     shares at net asset value of $16.41                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,096,331)                   $  5,018,980
                                                                                                                        22,208
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,018,980        Administrative expense                              188
                                               -----------------
                                                                       Mortality and expense risk                       42,376
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (20,356)

Product Group 1            394,280     $12.11      $  4,773,701    REALIZED AND UNREALIZED GAINS
Product Group 2             18,925      $8.55           161,728     (LOSSES) ON INVESTMENTS
Product Group 3                661     $11.92             7,881      Net realized gains on investments                 361,152
Product Group 4              6,356     $11.92            75,670      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (23,842)
                                                                                                              -----------------
                           420,222                 $  5,018,980
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   316,954
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 4,894,475       $  4,014,175

Net increase in net assets resulting from operations                                                316,954            619,430

Capital shares transactions
    Net premiums                                                                                    995,235          1,138,328
    Transfers of policy loans                                                                       (69,846)           (31,147)
    Transfers of cost of insurance                                                                 (407,830)          (388,425)
    Transfers of surrenders                                                                        (167,809)           (97,154)
    Transfers of death benefits                                                                      (8,831)            (5,049)
    Transfers of other terminations                                                                 (16,255)            (6,393)
    Interfund and net transfers to general account                                                 (517,113)          (349,290)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (192,449)           260,870
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        124,505            880,300
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,018,980        $ 4,894,475
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 434,756                                 Dividend income                               $   108,580
     shares at net asset value of $26.16                             Capital gains distributions                       663,406
                                                                                                              -----------------
     per share (cost $10,673,375)                  $ 11,373,221
                                                                                                                       771,986
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 11,373,221        Administrative expense                              400
                                               -----------------
                                                                       Mortality and expense risk                       90,407
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         681,179

Product Group 1            605,410     $16.95      $ 10,264,152    REALIZED AND UNREALIZED GAINS
Product Group 2             58,579     $13.09           766,771     (LOSSES) ON INVESTMENTS
Product Group 3             11,458     $11.26           129,043      Net realized gains on investments                 663,854
Product Group 4             12,783     $16.69           213,255      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                   (1,062,008)
                                                                                                              -----------------
                           688,230                 $ 11,373,221
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  283,025
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,826,097       $  6,826,851

Net increase in net assets resulting from operations                                                283,025            967,926

Capital shares transactions
    Net premiums                                                                                  2,628,620          2,429,592
    Transfers of policy loans                                                                      (127,833)          (130,264)
    Transfers of cost of insurance                                                                 (786,878)          (669,877)
    Transfers of surrenders                                                                        (312,682)          (182,622)
    Transfers of death benefits                                                                     (10,472)            (4,831)
    Transfers of other terminations                                                                 (24,436)           (18,959)
    Interfund and net transfers to general account                                                 (102,220)           608,281
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,264,099          2,031,320
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,547,124          2,999,246
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 11,373,221        $ 9,826,097
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Mid-Cap Value Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 788,864                                 Dividend income                                $   70,698
     shares at net asset value of $21.09                             Capital gains distributions                       966,006
                                                                                                              -----------------
     per share (cost $14,877,836)                  $ 16,637,131
                                                                                                                     1,036,704
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 16,637,131        Administrative expense                            1,496
                                               -----------------
                                                                       Mortality and expense risk                      127,146
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         908,062

Product Group 1            600,533     $24.34      $ 14,622,997    REALIZED AND UNREALIZED GAINS
Product Group 2             38,602     $24.15           932,169     (LOSSES) ON INVESTMENTS
Product Group 3             24,343     $12.38           301,403      Net realized gains on investments               1,153,227
Product Group 4             32,684     $23.83           780,562      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (952,961)
                                                                                                              -----------------
                           696,162                 $ 16,637,131
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,108,328
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 12,416,192       $  7,531,058

Net increase in net assets resulting from operations                                              1,108,328          2,073,022

Capital shares transactions
    Net premiums                                                                                  3,613,914          2,784,309
    Transfers of policy loans                                                                      (151,493)           (76,543)
    Transfers of cost of insurance                                                                 (892,586)          (647,027)
    Transfers of surrenders                                                                        (452,181)          (179,266)
    Transfers of death benefits                                                                     (46,891)            (6,763)
    Transfers of other terminations                                                                 (73,056)           (31,856)
    Interfund and net transfers to general account                                                1,114,904            969,258
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,112,611          2,812,112
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,220,939          4,885,134
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 16,637,131       $ 12,416,192
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC International Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 453,709                                 Dividend income                                 $       -
     shares at net asset value of $10.43                             Capital gains distributions                       173,718
                                                                                                              -----------------
     per share (cost $3,945,861)                   $  4,732,183
                                                                                                                       173,718
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,732,183        Administrative expense                              179
                                               -----------------
                                                                       Mortality and expense risk                       28,917
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                           144,622

Product Group 1            372,317     $11.34       $ 4,223,577    REALIZED AND UNREALIZED GAINS
Product Group 2             21,173      $9.01           190,846     (LOSSES) ON INVESTMENTS
Product Group 3              4,882     $13.64            66,624      Net realized gains on investments                 247,348
Product Group 4             22,320     $11.19           251,136      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      446,798
                                                                                                              -----------------
                           420,692                 $  4,732,183
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  838,768
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,779,463        $   875,416

Net increase in net assets resulting from operations                                                838,768            249,494

Capital shares transactions
    Net premiums                                                                                    929,033            589,918
    Transfers of policy loans                                                                       (14,882)           (30,488)
    Transfers of cost of insurance                                                                 (154,447)           (86,802)
    Transfers of surrenders                                                                         (61,345)           (35,455)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                  (5,918)            (3,253)
    Interfund and net transfers to general account                                                1,421,511            220,633
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,113,952            654,553
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,952,720            904,047
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,732,183       $  1,779,463
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 201,990                                 Dividend income                               $    12,507
     shares at net asset value of $39.25                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,064,506)                   $  7,928,119
                                                                                                                        12,507
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,928,119        Administrative expense                              288
                                               -----------------
                                                                       Mortality and expense risk                       52,789
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (40,570)

Product Group 1          1,009,513      $7.33       $ 7,400,393    REALIZED AND UNREALIZED GAINS
Product Group 2             18,569      $7.49           138,994     (LOSSES) ON INVESTMENTS
Product Group 3             15,088     $11.78           177,691      Net realized gains on investments                 262,994
Product Group 4             23,571      $8.95           211,041      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      504,681
                                                                                                              -----------------
                         1,066,741                 $  7,928,119
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   727,105
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  4,216,027        $ 2,277,259

Net increase in net assets resulting from operations                                                727,105            177,316

Capital shares transactions
    Net premiums                                                                                  2,249,769          1,142,083
    Transfers of policy loans                                                                       (73,516)           (13,158)
    Transfers of cost of insurance                                                                 (432,087)          (232,449)
    Transfers of surrenders                                                                        (232,411)           (26,973)
    Transfers of death benefits                                                                      (3,387)            (1,639)
    Transfers of other terminations                                                                 (32,093)            (2,006)
    Interfund and net transfers to general account                                                1,508,712            895,594
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,984,987          1,761,452
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,712,092          1,938,768
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,928,119       $  4,216,027
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 372,314                                 Dividend income                                 $       -
     shares at net asset value of $21.90                             Capital gains distributions                       261,867
                                                                                                              -----------------
     per share (cost $7,202,424)                   $  8,153,666
                                                                                                                       261,867
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,153,666        Administrative expense                              300
                                               -----------------
                                                                       Mortality and expense risk                       62,331
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                           199,236

Product Group 1            733,654     $10.05       $ 7,376,679    REALIZED AND UNREALIZED GAINS
Product Group 2             45,993     $10.27           472,665     (LOSSES) ON INVESTMENTS
Product Group 3             10,429     $12.09           126,084      Net realized gains on investments                 367,148
Product Group 4             14,994     $11.89           178,238      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       76,573
                                                                                                              -----------------
                           805,070                 $  8,153,666
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  642,957
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  6,715,021       $  4,841,496

Net increase in net assets resulting from operations                                                642,957            720,254

Capital shares transactions
    Net premiums                                                                                  1,689,873          1,948,387
    Transfers of policy loans                                                                       (67,391)           (60,646)
    Transfers of cost of insurance                                                                 (462,594)          (423,264)
    Transfers of surrenders                                                                        (187,073)           (77,683)
    Transfers of death benefits                                                                      (3,469)                 -
    Transfers of other terminations                                                                 (24,885)           (26,775)
    Interfund and net transfers to general account                                                 (148,773)          (206,748)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    795,688          1,153,271
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,438,645          1,873,525
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,153,666       $  6,715,021
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 203,438                                 Dividend income                                 $       -
     shares at net asset value of $34.78                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,978,109)                    $ 7,075,574
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 7,075,574        Administrative expense                              129
                                               -----------------
                                                                       Mortality and expense risk                       54,005
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (54,134)

Product Group 1            997,742      $6.66       $ 6,648,874    REALIZED AND UNREALIZED GAINS
Product Group 2             49,199      $6.80           334,686     (LOSSES) ON INVESTMENTS
Product Group 3              3,253     $12.14            39,493      Net realized gains on investments                 263,696
Product Group 4              5,482      $9.58            52,521      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      598,853
                                                                                                              -----------------
                         1,055,676                  $ 7,075,574
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   808,415
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 5,964,934       $  4,995,171

Net increase in net assets resulting from operations                                                808,415            434,755

Capital shares transactions
    Net premiums                                                                                  1,526,084          1,896,081
    Transfers of policy loans                                                                       (81,427)           (79,164)
    Transfers of cost of insurance                                                                 (464,619)          (481,880)
    Transfers of surrenders                                                                        (182,475)          (109,687)
    Transfers of death benefits                                                                      (2,761)            (4,498)
    Transfers of other terminations                                                                 (25,031)           (34,946)
    Interfund and net transfers to general account                                                 (467,546)          (650,898)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    302,225            535,008
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,110,640            969,763
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 7,075,574        $ 5,964,934
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 346,558                                 Dividend income                                 $       -
     shares at net asset value of $23.68                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,871,325)                    $ 8,206,483
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 8,206,483        Administrative expense                              202
                                               -----------------
                                                                       Mortality and expense risk                       57,483
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (57,685)

Product Group 1            943,914      $7.68       $ 7,246,533    REALIZED AND UNREALIZED GAINS
Product Group 2             96,191      $7.84           754,048     (LOSSES) ON INVESTMENTS
Product Group 3              6,815     $12.77            87,062      Net realized gains on investments                 570,682
Product Group 4             10,015     $11.87           118,840      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      523,595
                                                                                                              -----------------
                         1,056,935                  $ 8,206,483
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,036,592
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  6,058,125        $ 2,972,490

Net increase in net assets resulting from operations                                              1,036,592            675,405

Capital shares transactions
    Net premiums                                                                                  1,551,349          1,923,293
    Transfers of policy loans                                                                       (36,705)           (45,065)
    Transfers of cost of insurance                                                                 (460,019)          (374,259)
    Transfers of surrenders                                                                        (124,138)           (30,468)
    Transfers of death benefits                                                                      (1,640)            (5,697)
    Transfers of other terminations                                                                 (21,526)            (5,344)
    Interfund and net transfers to general account                                                  204,445            947,770
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,111,766          2,410,230
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,148,358          3,085,635
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 8,206,483       $  6,058,125
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 81,544                                  Dividend income                               $    16,319
     shares at net asset value of $15.27                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,142,312)                   $  1,245,177
                                                                                                                        16,319
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,245,177        Administrative expense                               25
                                               -----------------
                                                                       Mortality and expense risk                        9,929
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           6,365

Product Group 1            100,115     $12.18      $  1,219,890    REALIZED AND UNREALIZED GAINS
Product Group 2                 33     $12.36               402     (LOSSES) ON INVESTMENTS
Product Group 3                926     $11.23            10,402      Net realized gains on investments                  10,495
Product Group 4              1,197     $12.09            14,483      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       44,467
                                                                                                              -----------------
                           102,271                 $  1,245,177
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $    61,327
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,069,179         $  648,768

Net increase in net assets resulting from operations                                                 61,327             83,524

Capital shares transactions
    Net premiums                                                                                    288,602            363,324
    Transfers of policy loans                                                                       (22,370)           (28,694)
    Transfers of cost of insurance                                                                  (88,395)           (70,348)
    Transfers of surrenders                                                                         (29,224)           (11,343)
    Transfers of death benefits                                                                      (1,406)                 -
    Transfers of other terminations                                                                 (10,100)           (21,516)
    Interfund and net transfers to general account                                                  (22,436)           105,464
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    114,671            336,887
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        175,998            420,411
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,245,177       $  1,069,179
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Health Sciences Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 67,342                                  Dividend income                                 $       -
     shares at net asset value of $20.44                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,247,989)                   $  1,376,465
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,376,465        Administrative expense                               57
                                               -----------------
                                                                       Mortality and expense risk                       10,867
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,924)

Product Group 1            109,719     $11.80      $  1,295,050    REALIZED AND UNREALIZED GAINS
Product Group 2              3,076     $11.97            36,836     (LOSSES) ON INVESTMENTS
Product Group 3              2,023     $10.88            22,017      Net realized gains on investments                  30,418
Product Group 4              1,927     $11.71            22,562      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       73,359
                                                                                                              -----------------
                           116,745                 $  1,376,465
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   92,853
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,109,323        $   707,641

Net increase in net assets resulting from operations                                                 92,853             55,090

Capital shares transactions
    Net premiums                                                                                    324,173            430,490
    Transfers of policy loans                                                                       (20,027)           (19,161)
    Transfers of cost of insurance                                                                  (95,410)           (81,240)
    Transfers of surrenders                                                                         (22,226)            (6,137)
    Transfers of death benefits                                                                      (1,064)                 -
    Transfers of other terminations                                                                 (13,060)           (15,539)
    Interfund and net transfers to general account                                                    1,903             38,179
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    174,289            346,592
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        267,142            401,682
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,376,465       $  1,109,323
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,186                                   Dividend income                                 $      10
    shares at net asset value of $12.06                              Capital gains distributions                           146
                                                                                                              -----------------
     per share (cost $9,780)                        $    14,305
                                                                                                                           156
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $    14,305        Administrative expense                                -
                                               -----------------
                                                                       Mortality and expense risk                          128
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                              28

Product Group 1              1,247     $11.41       $    14,212    REALIZED AND UNREALIZED GAINS
Product Group 2                  8     $11.58                93     (LOSSES) ON INVESTMENTS
                       ------------            -----------------
                                                                     Net realized gains on investments                     639
                             1,255                  $    14,305      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                          376
                                                                                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    1,043
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $    14,085        $    12,694

Net increase in net assets resulting from operations                                                  1,043              1,894

Capital shares transactions
    Net premiums                                                                                        (37)                16
    Transfers of policy loans                                                                           (29)                 -
    Transfers of cost of insurance                                                                     (237)              (263)
    Transfers of surrenders                                                                               -               (255)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                     (520)                (1)
                                                                                            ----------------  -----------------

      Net decrease in net assets from capital share transactions                                       (823)              (503)
                                                                                            ----------------  -----------------

Total increase in net assets                                                                            220              1,391
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $    14,305        $    14,085
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 186,600                                 Dividend income                                $    6,765
     shares at net asset value of $27.74                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,036,355)                   $  5,176,284
                                                                                                                         6,765
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,176,284        Administrative expense                              197
                                               -----------------
                                                                       Mortality and expense risk                       29,932
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (23,364)

Product Group 1            198,559     $22.71      $  4,510,237    REALIZED AND UNREALIZED GAINS
Product Group 2             16,833     $23.05           387,938     (LOSSES) ON INVESTMENTS
Product Group 3              6,686     $18.64           124,677      Net realized gains on investments                 408,332
Product Group 4              6,739     $22.54           153,432      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      930,112
                                                                                                              -----------------
                           228,817                 $  5,176,284
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,315,080
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,703,910        $   694,771

Net increase in net assets resulting from operations                                              1,315,080            257,935

Capital shares transactions
    Net premiums                                                                                  1,076,810            463,410
    Transfers of policy loans                                                                       (35,404)           (65,487)
    Transfers of cost of insurance                                                                 (192,343)           (91,184)
    Transfers of surrenders                                                                         (83,816)            (8,545)
    Transfers of death benefits                                                                      (1,049)                 -
    Transfers of other terminations                                                                  (9,255)               (81)
    Interfund and net transfers to general account                                                1,402,351            453,091
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,157,294            751,204
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,472,374          1,009,139
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,176,284       $  1,703,910
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 652,013                                 Dividend income                               $   166,134
     shares at net asset value of $10.24                             Capital gains distributions                       102,320
                                                                                                              -----------------
     per share (cost $6,843,518)                   $  6,676,613
                                                                                                                       268,454
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  6,676,613        Administrative expense                              290
                                               -----------------
                                                                       Mortality and expense risk                       40,806
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         227,358

Product Group 1            541,270     $10.70      $  5,791,065    REALIZED AND UNREALIZED GAINS
Product Group 2             22,879     $10.81           247,364     (LOSSES) ON INVESTMENTS
Product Group 3             34,162     $10.46           357,567      Net realized losses on investments                   (632)
Product Group 4             26,377     $10.64           280,617      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (163,194)
                                                                                                              -----------------
                           624,688                 $  6,676,613
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   63,532
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,070,736        $   521,769

Net increase in net assets resulting from operations                                                 63,532             44,994

Capital shares transactions
    Net premiums                                                                                  2,628,127          1,166,007
    Transfers of policy loans                                                                       (39,830)           (10,274)
    Transfers of cost of insurance                                                                 (298,163)           (90,512)
    Transfers of surrenders                                                                        (236,762)           (12,388)
    Transfers of death benefits                                                                      (3,255)                 -
    Transfers of other terminations                                                                 (26,483)            (5,527)
    Interfund and net transfers to general account                                                2,518,711            456,667
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  4,542,345          1,503,973
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,605,877          1,548,967
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,676,613        $ 2,070,736
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 109,074                                 Dividend income                                $   24,044
     shares at net asset value of $10.09                             Capital gains distributions                         2,941
                                                                                                              -----------------
     per share (cost $1,117,749)                   $  1,100,561
                                                                                                                        26,985
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,100,561        Administrative expense                               53
                                               -----------------
                                                                       Mortality and expense risk                        5,711
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          21,221

Product Group 1             39,323     $10.10        $  397,280    REALIZED AND UNREALIZED GAINS
Product Group 2             65,053     $10.21           663,575     (LOSSES) ON INVESTMENTS
Product Group 3              1,181     $10.02            11,832      Net realized losses on investments                 (1,498)
Product Group 4              2,773     $10.05            27,874      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (17,525)
                                                                                                              -----------------
                           108,330                 $  1,100,561
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    2,198
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                  $  673,026         $  293,568

Net increase in net assets resulting from operations                                                  2,198              3,840

Capital shares transactions
    Net premiums                                                                                    507,056            107,000
    Transfers of policy loans                                                                          (659)            (1,033)
    Transfers of cost of insurance                                                                  (66,396)           (19,993)
    Transfers of surrenders                                                                          (3,668)            (6,410)
    Transfers of death benefits                                                                        (848)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  (10,148)           296,054
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    425,337            375,618
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        427,535            379,458
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,100,561         $  673,026
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 137,581                                 Dividend income                                $   63,353
     shares at net asset value of $8.19                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,134,880)                   $  1,126,787
                                                                                                                        63,353
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,126,787        Administrative expense                               56
                                               -----------------
                                                                       Mortality and expense risk                        8,356
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          54,941

Product Group 1             81,063     $12.22       $   991,129    REALIZED AND UNREALIZED GAINS
Product Group 2              7,534     $12.35            94,446     (LOSSES) ON INVESTMENTS
Product Group 3              1,460     $11.13            16,255      Net realized gains on investments                   7,213
Product Group 4              2,053     $12.15            24,957      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (28,836)
                                                                                                              -----------------
                            92,110                 $  1,126,787
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $    33,318
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $   806,118         $  280,287

Net increase in net assets resulting from operations                                                 33,318             45,238

Capital shares transactions
    Net premiums                                                                                    305,401            519,101
    Transfers of policy loans                                                                        (2,244)            (8,723)
    Transfers of cost of insurance                                                                  (60,990)           (41,722)
    Transfers of surrenders                                                                         (10,502)           (15,809)
    Transfers of death benefits                                                                      (1,415)                 -
    Transfers of other terminations                                                                       -                (56)
    Interfund and net transfers to general account                                                   57,101             27,802
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    287,351            480,593
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        320,669            525,831
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,126,787        $   806,118
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 198,377                                 Dividend income                                $   57,854
     shares at net asset value of $12.69                             Capital gains distributions                        27,206
                                                                                                              -----------------
     per share (cost $2,563,881)                   $  2,517,402
                                                                                                                        85,060
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,517,402        Administrative expense                              135
                                               -----------------
                                                                       Mortality and expense risk                       15,560
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          69,365

Product Group 1            124,122     $11.48      $  1,423,333    REALIZED AND UNREALIZED GAINS
Product Group 2             87,808     $11.61         1,006,988     (LOSSES) ON INVESTMENTS
Product Group 3              2,830     $10.79            30,524      Net realized gains on investments                  11,167
Product Group 4              4,953     $11.42            56,557      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (60,447)
                                                                                                              -----------------
                           219,713                 $  2,517,402
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   20,085
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,595,134        $   321,957

Net increase in net assets resulting from operations                                                 20,085             53,133

Capital shares transactions
    Net premiums                                                                                    971,936            468,596
    Transfers of policy loans                                                                       (10,617)            (2,207)
    Transfers of cost of insurance                                                                 (181,276)           (51,871)
    Transfers of surrenders                                                                        (154,463)            (1,922)
    Transfers of death benefits                                                                      (5,210)                 -
    Transfers of other terminations                                                                 (14,087)            (3,195)
    Interfund and net transfers to general account                                                  295,900            810,643
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    902,183          1,220,044
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        922,268          1,273,177
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,517,402       $  1,595,134
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services Variable Insurance Trust Fund ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Global Worldwide Insurance Trust ("VANECK"), and PIMCO Variable Insurance Trust ("PIMCO") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The PIMCO Total Return Portfolio, Low Duration Portfolio, High Yield Portfolio, and Real Return Portfolio were introduced effective May 1, 2003. All other portfolios have been in existence for more than three years.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge, transfers of surrenders, may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,797,392 and $5,047,861 in 2005 and 2004, respectively.


        Each management company of the underlying Funds charges fees for their management advisory services as well as other operating expenses. The fees differ between management companies and by portfolio within each management company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2005 and 2004, respectively, were as follows:

                                                            2005         2004

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                  0.29%        0.29%
    High Income Portfolio                                   0.71%        0.71%
    Equity-Income Portfolio                                 0.58%        0.58%
    Growth Portfolio                                        0.68%        0.68%
    Overseas Portfolio                                      0.91%        0.91%
    Midcap Portfolio                                        0.71%        0.71%
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                 0.65%        0.65%
    Investment Grade Bond Portfolio                         0.56%        0.56%
    Index 500 Portfolio                                     0.10%        0.35%
    Contrafund Portfolio                                    0.68%        0.68%
    Asset Manager: Growth Portfolio                         0.74%        0.74%
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                      0.56%        0.56%
    Growth & Income Portfolio                               0.60%        0.60%
    Growth Opportunities Portfolio                          0.72%        0.72%
American Century Variable Portfolios. Inc.
    Balanced Portfolio                                      0.90%        0.90%
    Capital Appreciation Portfolio                          1.00%        1.00%
    International Portfolio                                 1.27%        1.27%
    Value Portfolio                                         0.93%        0.93%
    Income and Growth Portfolio                             0.70%        0.70%
Massachusetts Financial Services Variable Insurance Trust
    Emerging Growth Series                                  0.87%        0.87%
    Investors Trust Series                                  0.86%        0.86%
    New Discovery Series                                    1.01%        1.01%
    Research Series                                         0.88%        0.88%
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                            0.89%        0.89%
    VC Mid-Cap Value Portfolio                              1.17%        1.17%
    VC International Portfolio                              1.40%        1.34%
Alger American Fund
    Growth Portfolio                                        0.86%        0.85%
    MidCap Growth Portfolio                                 0.92%        0.92%
    Leveraged AllCap Portfolio                              0.97%        0.97%
    Small Capitalization Portfolio                          0.97%        0.97%
AIM Variable Insurance Funds
    Financial Services Fund                                 1.12%        1.12%
    Health Sciences Fund                                    1.10%        1.11%
LEVCO Series Trust
    Equity Value Fund                                       1.10%        1.10%
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                              1.20%        1.20%
PIMCO Variable Insurance Trust
    Total Return Portfolio                                  0.65%        0.65%
    Low Duration Portfolio                                  0.65%        0.65%
    High Yield Portfolio                                    0.75%        0.75%
    Real Return Portfolio                                   0.65%        0.65%

3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2005 and 2004, were as follows:


                                                            2005                                 2004
                                             ------------------------------------  ----------------------------------
 Portfolio                                         Purchases            Sales            Purchases           Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                        $ 5,807,536        $ 5,263,669       $ 9,295,972       $10,948,722
    High Income Portfolio                           3,046,682          1,652,371         1,999,958         1,228,364
    Equity-Income Portfolio                         6,822,155          7,842,873         7,451,085         6,083,390
    Growth Portfolio                                9,601,298         13,897,042        13,224,027        12,455,613
    Overseas Portfolio                              4,545,340          2,447,095         3,605,825         2,521,774
    Midcap Portfolio                                5,962,863          3,762,494         6,731,934         2,545,047
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                         1,478,537          2,218,714         2,069,688         1,875,837
    Investment Grade Bond Portfolio                 3,161,835          3,268,234         5,855,160         2,984,097
    Index 500 Portfolio                            16,366,660         12,572,701        15,497,622        10,179,396
    Contrafund Portfolio                           10,109,165         10,955,811        10,387,384         7,187,999
    Asset Manager: Growth Portfolio                   959,282          1,145,959         1,154,378           998,672
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                              1,104,908            876,068         1,407,113           776,777
    Growth & Income Portfolio                       1,942,555          1,932,306         1,964,477         1,649,395
    Growth Opportunities Portfolio                  1,910,167          2,198,724         2,167,407         1,835,767
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                793,895            599,511           975,810           507,462
    Capital Appreciation Portfolio                    996,971          1,052,073         1,305,820           958,996
    International Portfolio                         5,798,448          2,615,112         2,896,475         1,916,965
    Value Portfolio                                 7,812,841          3,062,443         4,566,366         1,480,396
    Income & Growth Portfolio                         697,928            584,778           879,734           627,812
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                          2,676,263          3,395,122         3,491,495         2,871,953
    Investors Trust Series                            382,687            531,218           442,301           334,926
    New Discovery Series                            1,917,137          2,848,259         2,984,465         2,426,699
    Research Series                                 1,221,247          1,434,051         1,442,416         1,174,591
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                    4,218,538          2,273,260         3,754,467         1,637,254
    VC Mid-Cap Value Portfolio                      7,237,684          3,217,010         4,844,824         1,919,359
    VC International Portfolio                      2,927,077            668,502           906,882           261,402
Alger American Fund
    Growth Portfolio                                4,304,997          1,360,580         2,726,498           988,719
    MidCap Growth Portfolio                         3,116,123          2,121,199         3,706,955         2,604,288
    Leveraged AllCap Portfolio                      2,128,007          1,879,917         3,494,330         3,008,986
    Small Capitalization Portfolio                  3,415,845          2,361,765         3,629,926         1,252,597
AIM Variable Insurance Funds
    Financial Services Fund                           418,436            297,400           928,527           591,524
    Health Sciences Fund                              478,132            314,767           864,312           525,301
LEVCO Series Trust
    Equity Value Fund                                   1,037              1,832               497               898
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                      3,951,498          1,817,568         1,711,710           967,615
PIMCO Variable Insurance Trust
    Total Return Portfolio                          5,775,141          1,005,439         2,191,446           648,336
    Low Duration Portfolio                            772,011            325,453           741,511           363,086
    High Yield Portfolio                              655,654            313,362           801,916           293,736
    Real Return Portfolio                           1,567,791            596,242         1,401,060           148,229
                                             -----------------  -----------------  ----------------  ----------------
                                                $ 136,084,373      $ 104,710,924     $ 133,501,776       $90,781,979
                                             -----------------  -----------------  ----------------  ----------------


        Purchases and sales in investment shares for the years ended December 31, 2005 and 2004, were as follows:


                                                                 2005                             2004
                                                    ---------------------------------  --------------------------------
 Portfolio                                                 Purchases           Sales         Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                 5,807,536       5,263,669       9,295,972        10,948,722
    High Income Portfolio                                    470,247         254,039         301,583           184,439
    Equity-Income Portfolio                                  281,760         322,957         318,562           258,509
    Growth Portfolio                                         302,913         438,610         428,449           403,684
    Overseas Portfolio                                       257,054         136,469         228,368           157,489
    Midcap Portfolio                                         190,938         120,869         256,983            98,545
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                  101,943         152,301         144,274           131,101
    Investment Grade Bond Portfolio                          248,994         258,998         450,556           229,029
    Index 500 Portfolio                                      120,524          92,512         121,323            79,589
    Contrafund Portfolio                                     362,341         394,831         430,823           297,974
    Asset Manager: Growth Portfolio                           77,080          92,002          94,387            82,026
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                        78,868          61,992         102,137            56,517
    Growth & Income Portfolio                                141,339         140,183         148,505           124,917
    Growth Opportunities Portfolio                           119,335         137,358         143,962           121,997
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                       109,355          82,376         142,449            74,006
    Capital Appreciation Portfolio                           121,358         128,138         185,289           136,438
    International Portfolio                                  778,831         349,204         437,989           291,735
    Value Portfolio                                          975,588         381,478         566,540           184,369
    Income & Growth Portfolio                                 96,021          80,210         131,041            93,542
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                   153,216         194,778         220,146           181,215
    Investors Trust Series                                    20,998          29,357          26,777            20,124
    New Discovery Series                                     133,224         198,773         214,186           172,862
    Research Series                                           78,839          92,890         104,542            85,329
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             157,843          84,606         148,269            65,170
    VC Mid-Cap Value Portfolio                               343,634         151,990         259,809           104,553
    VC International Portfolio                               317,293          71,465         118,788            34,205
Alger American Fund
    Growth Portfolio                                         119,476          37,533          81,361            29,721
    MidCap Growth Portfolio                                  153,016         103,540         196,095           136,382
    Leveraged AllCap Portfolio                                67,718          60,559         122,575           104,123
    Small Capitalization Portfolio                           159,144         111,606         196,898            68,909
AIM Variable Insurance Funds
    Financial Services Fund                                   29,220          20,857          66,869            41,603
    Health Sciences Fund                                      25,074          16,427          47,516            29,097
LEVCO Series Trust
    Equity Value Fund                                             92             159              48                88
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                               181,866          88,072         106,895            60,812
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   551,138          96,151         208,184            61,522
    Low Duration Portfolio                                    75,510          31,778          72,008            35,251
    High Yield Portfolio                                      79,669          38,055          97,928            36,185
    Real Return Portfolio                                    121,138          46,223         108,952            11,538
                                                    -----------------  --------------  --------------  ----------------
                                                          13,410,134      10,363,015      16,327,038        15,233,316
                                                    -----------------  --------------  --------------  ----------------


4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2005 and 2004, were as follows:

                                                                    2005                             2004
                                                    ---------------------------------  --------------------------------
 Portfolio                                                 Purchases           Sales         Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                   417,226         381,970         740,536           882,238
    High Income Portfolio                                    189,055         123,938         126,013            77,197
    Equity-Income Portfolio                                  278,435         378,534         404,324           303,698
    Growth Portfolio                                         566,222         793,383         876,554           705,342
    Overseas Portfolio                                       320,686         146,623         292,341           176,634
    Midcap Portfolio                                         369,134         231,620         527,882           194,273
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                   68,992         105,423          97,145            80,250
    Investment Grade Bond Portfolio                          145,229         178,323         848,803           688,537
    Index 500 Portfolio                                    1,043,647         763,664       1,086,875           679,978
    Contrafund Portfolio                                     495,392         512,966         599,636           382,360
    Asset Manager: Growth Portfolio                           61,385          77,419          79,204            70,658
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                        73,493          61,431         105,495            57,224
    Growth & Income Portfolio                                119,283         120,863         133,975           110,910
    Growth Opportunities Portfolio                           163,850         190,598         206,132           169,065
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                        51,029          38,937          68,828            35,374
    Capital Appreciation Portfolio                            71,090          72,033         110,255            75,093
    International Portfolio                                  444,123         195,153         255,021           163,561
    Value Portfolio                                          343,080         152,646         248,910            77,873
    Income & Growth Portfolio                                 48,906          42,304          69,551            50,738
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                   255,473         314,073         363,408           285,927
    Investors Trust Series                                    34,219          47,948          44,880            32,981
    New Discovery Series                                     105,455         153,659         176,273           140,380
    Research Series                                          102,637         120,140         137,561           114,073
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             216,830         133,929         243,304           104,560
    VC Mid-Cap Value Portfolio                               279,719         133,488         234,100            92,526
    VC International Portfolio                               287,255          63,572         110,841            30,449
Alger American Fund
    Growth Portfolio                                         615,781         183,639         428,129           152,730
    MidCap Growth Portfolio                                  298,479         216,455         436,443           298,363
    Leveraged AllCap Portfolio                               344,305         295,622         607,107           506,595
    Small Capitalization Portfolio                           476,741         325,399         590,393           197,918
AIM Variable Insurance Funds
    Financial Services Fund                                   35,247          25,135          83,188            51,218
    Health Sciences Fund                                      41,713          26,852          81,415            49,152
LEVCO Series Trust
    Equity Value Fund                                             82             156              29                81
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                               220,251         104,276         129,404            72,999
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   517,740          89,497         123,981            13,004
    Low Duration Portfolio                                    56,044          14,257          72,947            35,743
    High Yield Portfolio                                      49,867          25,713         196,836            51,864
    Real Return Portfolio                                    128,959          50,845          66,214            23,826
                                                    -----------------  --------------  --------------  ----------------
                                                           9,337,054       6,892,483      11,003,932         7,235,393
                                                    -----------------  --------------  --------------  ----------------

5.      Net Assets


        Net assets at December 31, 2005, consisted of the following:

                                                                   Accumulated           Net
                                                                  Net Investment      Unrealized
                                                  Capital           Income and       Appreciation
                                                   Share           Net Realized     (Depreciation)
 Portfolio                                     Transactions      Gains (Losses)     of Investments        Total

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                      $ 5,203,029         $  902,550         $      -        $ 6,105,579
    High Income Portfolio                         4,982,885          1,098,596         (269,689)         5,811,792
    Equity-Income Portfolio                      17,747,932          7,754,415        4,382,956         29,885,303
    Growth Portfolio                             38,694,644          3,005,814        6,244,636         47,945,094
    Overseas Portfolio                            9,534,120            924,780        3,245,072         13,703,972
    Midcap Portfolio                             12,828,351          2,212,460        4,672,659         19,713,470
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                       4,212,098          3,118,662          705,370          8,036,130
    Investment Grade Bond Portfolio               8,435,610          1,716,704         (152,945)         9,999,369
    Index 500 Portfolio                          47,590,314         (1,030,682)       7,115,906         53,675,538
    Contrafund Portfolio                         30,442,550          4,186,704       12,761,811         47,391,065
    Asset Manager: Growth Portfolio               4,434,634            (87,758)         567,951          4,914,827
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                            3,634,761            163,661          385,044          4,183,466
    Growth & Income Portfolio                     7,317,275           (375,014)       1,246,333          8,188,594
    Growth Opportunities Portfolio                9,878,335         (2,313,708)       1,857,924          9,422,551
American Century Variable Portfolios, Inc.
    Balanced Portfolio                            2,276,536            173,132          271,386          2,721,054
    Capital Appreciation Portfolio                4,470,968           (898,467)       1,172,634          4,745,135
    International Portfolio                      13,259,955         (1,722,596)       2,866,996         14,404,355
    Value Portfolio                              12,286,868          2,355,370          740,071         15,382,309
    Income & Growth Portfolio                     2,455,898            (83,141)         397,377          2,770,134
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                       14,318,525         (4,995,715)       2,253,708         11,576,518
    Investors Trust Series                        1,645,491           (216,515)         312,651          1,741,627
    New Discovery Series                          6,482,996           (513,710)         727,691          6,696,977
    Research Series                               4,726,284           (629,953)         922,649          5,018,980
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                  9,251,252          1,422,123          699,846         11,373,221
    VC Mid-Cap Value Portfolio                   12,253,244          2,624,591        1,759,296         16,637,131
    VC International Portfolio                    3,607,962            337,899          786,322          4,732,183
Alger American Fund
    Growth Portfolio                              7,005,694             58,811          863,614          7,928,119
    MidCap Growth Portfolio                       6,310,632            891,793          951,241          8,153,666
    Leveraged AllCap Portfolio                    6,120,948           (142,838)       1,097,464          7,075,574
    Small Capitalization Portfolio                6,095,790            775,535        1,335,158          8,206,483
AIM Variable Insurance Funds
    Financial Services Fund                         985,409            156,903          102,865          1,245,177
    Health Sciences Fund                          1,147,152            100,838          128,475          1,376,465
LEVCO Series Trust
    Equity Value Fund                                 7,552              2,228            4,525             14,305
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                    3,459,832            576,522        1,139,930          5,176,284
Pimco Variable Insurance Trust
    Total Return Portfolio                        6,565,796            277,722         (166,905)         6,676,613
    Low Duration Portfolio                        1,094,152             23,597          (17,188)         1,100,561
    High Yield Portfolio                          1,040,987             93,894           (8,094)         1,126,787
    Real Return Portfolio                         2,444,319            119,562          (46,479)         2,517,402
                                           -----------------  -----------------  ---------------   ----------------
                                               $334,250,780        $22,064,769     $ 61,058,261      $ 417,373,810
                                           -----------------  -----------------  ---------------   ----------------



6.      Financial Highlights


        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.


        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.


                                              December 31                                        Year Ended December 31
                                 ----------------------------------------------   -------------------------------------------------
                                                 Unit Fair Value                  Investment    Expense Ratio      Total Return
                                                   Lowest to                        Income        Lowest to         Lowest to
                                     Units          Highest       Net Assets        Ratio*        Highest**         Highest***
                                 --------------  --------------  --------------   -----------  ---------------- -------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2005                         464,663   $10.15 to 18.79    $6,105,579         3.05%   0.50% to 1.10%     1.5% to 2.49%
          2004                         429,408   10.00 to 18.44     $5,561,712         1.29%   0.50% to 1.10%     0.00% to 0.72%
          2003                         571,109   11.15 to 18.41     $7,214,462         1.11%   0.50% to 1.10%     -.11% to .54%
          2002                         408,938   11.09 to 18.44     $5,430,733         1.65%   0.50% to 1.10%     0.60% to 1.19%
          2001                         473,267   10.96 to 18.33     $6,055,922         3.91%   0.50% to 1.10%     2.98% to 3.59%

    High Income Portfolio
          2005                         424,213   9.84 to 27.25      $5,811,792        15.05%   0.50% to 1.10%     1.21% to 2.18%
          2004                         359,096   9.63 to 26.83      $5,080,151         7.47%   0.50% to 1.10%     7.70% to 9.06%
          2003                         310,281   8.83 to 24.75      $4,229,716         6.73%   0.50% to 1.10%    25.88% to 26.69%
          2002                         251,743   6.97 to 19.67      $2,879,583         9.93%   0.50% to 1.10%     2.29% to 2.95%
          2001                         221,299   6.77 to 19.23      $2,549,739        12.70%   0.50% to 1.10%   -12.67% to -12.19%

    Equity-Income Portfolio
          2005                       1,372,700   11.41 to 54.92    $29,885,303         1.62%   0.50% to 1.10%     4.36% to 5.35%
          2004                       1,472,798   10.93 to 52.45    $30,789,773         1.45%   0.50% to 1.10%    9.30% to 10.98%
          2003                       1,372,172   10.93 to 47.58    $26,739,888         1.64%   0.50% to 1.10%    28.90% to 29.66%
          2002                       1,243,283   9.43 to 36.89     $19,627,178         1.57%   0.50% to 1.10%   -17.88% to -17.35%
          2001                       1,075,529   10.20 to 44.92    $21,808,160         1.62%   0.50% to 1.10%    -6.01% to -5.47%

    Growth Portfolio
          2005                       2,579,112   7.22 to 52.71     $47,945,094         0.49%   0.50% to 1.10%     4.36% to 5.31%
          2004                       2,806,273   6.86 to 50.37     $49,884,375         0.25%   0.50% to 1.10%     2.23% to 4.00%
          2003                       2,635,062   6.67 to 49.21     $47,604,009         0.25%   0.50% to 1.10%    31.39% to 32.08%
          2002                       2,363,555   5.05 to 37.50     $33,825,399         0.24%   0.50% to 1.10%   -30.88% to -30.44%
          2001                       2,023,189   7.26 to 54.25     $44,809,920         0.07%   0.50% to 1.10%   -18.56% to -18.06%

    Overseas Portfolio
          2005                         809,978   9.56 to 31.50     $13,703,972         0.54%   0.50% to 1.10%    17.36% to 18.44%
          2004                         635,914   8.08 to 26.76      $9,536,720         1.03%   0.50% to 1.10%    10.60% to 13.17%
          2003                         520,207   7.14 to 23.75      $7,381,149         0.72%   0.50% to 1.10%    41.81% to 42.51%
          2002                         455,603   5.01 to 16.79      $4,692,450         0.78%   0.50% to 1.10%   -21.17% to -20.60%
          2001                         411,664   6.31 to 21.30      $5,628,966         5.08%   0.50% to 1.10%   -22.04% to -21.61%

   Fidelity Variable Insurance Products
    Fund I (continued)
    Midcap Portfolio
          2005                       1,151,188   14.18 to 18.24    $19,713,470         0.00%   0.50% to 1.10%    16.69% to 17.64%
          2004                       1,013,674   12.16 to 15.59    $14,830,730         0.00%   0.50% to 1.10%    21.60% to 24.37%
          2003                         680,066   11.79 to 12.62     $8,044,599         0.31%   0.50% to 1.10%    37.02% to 37.88%
          2002                         498,371   8.58 to 9.21       $4,291,869         0.67%   0.50% to 1.10%   -10.76% to -10.26%
          2001                         214,930   9.60 to 10.32      $2,069,043         0.00%   0.50% to 1.10%    -4.10% to -3.69%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2005                         397,720   10.56 to 31.27     $8,036,130         2.65%   0.50% to 1.10%     2.61% to 3.43%
          2004                         434,150   10.21 to 30.38     $8,682,432         2.64%   0.50% to 1.10%     3.30% to 5.04%
          2003                         417,255   9.73 to 29.12      $8,263,923         3.44%   0.50% to 1.10%    16.66% to 17.39%
          2002                         398,605   8.28 to 24.97      $6,960,372         3.71%   0.50% to 1.10%    -9.73% to -9.21%
          2001                         352,556   9.12 to 27.66      $7,173,216         4.04%   0.50% to 1.10%    -5.14% to -4.60%

    Investment Grade Bond Portfolio
          2005                         610,057   10.42 to 23.80     $9,999,369         3.73%   0.50% to 1.10%     0.77% to 1.68%
          2004                         643,150   10.34 to 23.55    $10,515,913         3.54%   0.50% to 1.10%     3.29% to 3.93%
          2003                         482,884   13.73 to 22.81     $7,809,536         4.47%   0.50% to 1.10%     4.06% to 4.73%
          2002                         359,523   13.11 to 21.91     $5,620,482         2.47%   0.50% to 1.10%     9.11% to 9.80%
          2001                         159,189   11.94 to 20.08     $2,446,133         4.27%   0.50% to 1.10%     7.26% to 7.86%

    Index 500 Portfolio
          2005                       3,487,643   8.96 to 30.21     $53,675,538         1.66%   0.50% to 1.10%    3.31 % to 4.25%
          2004                       3,207,660   8.59 to 29.14     $48,254,425         1.20%   0.50% to 1.10%    8.60% to 10.13%
          2003                       2,800,764   7.80 to 26.67     $38,919,926         1.34%   0.50% to 1.10%    26.98% to 27.66%
          2002                       2,401,648   6.11 to 20.98     $26,800,947         1.23%   0.50% to 1.10%   -23.09% to -22.56%
          2001                       1,951,738   7.89 to 27.28     $29,306,628         1.08%   0.50% to 1.10%   -13.07% to -12.53%

    Contrafund Portfolio
          2005                       2,075,391   12.50 to 33.30    $47,391,065         0.28%   0.50% to 1.10%    15.30% to 16.31%
          2004                       2,092,964   10.75 to 28.80    $41,520,720         0.31%   0.50% to 1.10%    11.00% to 14.97%
          2003                       1,875,688   9.35 to 25.23     $33,004,372         0.42%   0.50% to 1.10%    27.00% to 27.73%
          2002                       1,706,397   7.32 to 19.85     $23,636,282         0.82%   0.50% to 1.10%   -10.34% to -9.74%
          2001                       1,568,048   8.11 to 22.14     $24,521,124         0.73%   0.50% to 1.10%   -13.21% to -12.70%

    Asset Manager: Growth Portfolio
          2005                         341,714   9.02 to 19.44      $4,914,827         2.31%   0.50% to 1.10%     2.39% to 3.36%
          2004                         357,749   8.73 to 18.92      $5,033,531         2.20%   0.50% to 1.10%     3.40% to 5.43%
          2003                         349,203   8.28 to 18.06      $4,703,890         2.73%   0.50% to 1.10%    21.96% to 22.67%
          2002                         329,833   6.75 to 14.80      $3,667,172         2.81%   0.50% to 1.10%   -16.48% to -15.94%
          2001                         346,215   8.03 to 17.72      $4,600,171         2.75%   0.50% to 1.10%    -8.38% to -7.81%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2005                         294,362   10.93 to 14.59     $4,183,466         2.44%   0.50% to 1.10%     1.35% to 4.85%
          2004                         282,300   10.41 to 13.95     $3,819,590         1.82%   0.50% to 1.10%     4.34% to 7.80%
          2003                         234,029   9.92 to 13.32      $3,061,281         2.46%   0.50% to 1.10%    16.46% to 17.12%
          2002                         185,724   8.47 to 11.48      $2,084,265         2.60%   0.50% to 1.10%    -9.75% to -9.22%
          2001                         154,149   9.33 to 12.72      $1,912,742         3.33%   0.50% to 1.10%    -2.68% to -2.00%

    Growth & Income Portfolio
          2005                         511,748   10.03 to 16.58     $8,188,594         1.44%   0.50% to 1.10%     6.08% to 7.05%
          2004                         513,328   9.37 to 15.58      $7,706,179         0.83%   0.50% to 1.10%     4.63% to 5.40%
          2003                         490,263   8.90 to 14.87      $7,033,299         1.12%   0.50% to 1.10%    22.45% to 23.27%
          2002                         439,896   7.22 to 12.16      $5,130,153         1.28%   0.50% to 1.10%   -17.56% to -17.11%
          2001                         392,820   8.71 to 14.75      $5,539,047         1.25%   0.50% to 1.10%    -9.73% to -9.18%

    Growth Opportunities Portfolio
          2005                         792,034   8.15 to 12.30      $9,422,551         0.88%   0.50% to 1.10%     7.33% to 8.35%
          2004                         818,782   7.53 to 11.42      $9,022,058         0.51%   0.50% to 1.10%     6.04% to 7.10%
          2003                         781,715   7.06 to 10.77      $8,129,627         0.73%   0.50% to 1.10%    28.37% to 29.30%
          2002                         758,228   5.46 to 8.39       $6,129,407         1.00%   0.50% to 1.10%   -22.67% to -22.33%
          2001                         667,236   7.03 to 10.85      $6,951,789         0.35%   0.50% to 1.10%   -15.37% to -14.79%

   American Century Variable
    Portfolios, Inc.
    Balanced Portfolio
          2005                         178,854   11.15 to 15.57     $2,721,054         1.74%   0.50% to 1.10%     3.47% to 4.42%
          2004                         166,761   10.78 to 15.00     $2,444,829         1.46%   0.50% to 1.10%     7.80% to 9.26%
          2003                         133,308   9.94 to 13.82      $1,802,179         2.22%   0.50% to 1.10%    16.46% to 17.12%
          2002                          98,914   8.36 to 11.70      $1,135,668         2.35%   0.50% to 1.10%   -10.55% to -10.35%
          2001                          69,364   9.30 to 13.08        $888,981         2.36%   0.50% to 1.10%    -4.60% to -3.72%

    Capital Appreciation Portfolio
          2005                         317,072   9.48 to 16.38      $4,745,135         0.00%   0.50% to 1.10%    20.39% to 21.49%
          2004                         318,015   7.81 to 13.57      $3,939,398         0.00%   0.50% to 1.10%     6.43% to 6.99%
          2003                         282,852   7.30 to 12.75      $3,313,869         0.00%   0.50% to 1.10%    19.05% to 19.87%
          2002                         245,529   6.09 to 10.71      $2,405,459         0.00%   0.50% to 1.10%   -22.05% to -21.52%
          2001                         210,366   7.76 to 13.74      $2,616,705         0.00%   0.50% to 1.10%   -28.85% to -28.48%

    International Portfolio
          2005                       1,034,702   7.37 to 14.84     $14,404,355         0.99%   0.50% to 1.10%    11.72% to 12.61%
          2004                         785,732   6.55 to 13.25      $9,706,395         0.50%   0.50% to 1.10%    12.50% to 14.51%
          2003                         694,272   5.72 to 11.66      $7,551,029         0.66%   0.50% to 1.10%    23.13% to 23.81%
          2002                         599,832   4.62 to 9.47       $5,308,390         0.74%   0.50% to 1.10%   -21.21% to -20.75%
          2001                         483,680   5.83 to 12.02      $5,449,486         0.08%   0.50% to 1.10%   -29.99% to -29.59%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Portfolio
          2005                         766,651   11.27 to 21.07    $15,382,309         0.78%   0.50% to 1.10%     3.54% to 4.48%
          2004                         576,216   10.88 to 20.29    $11,215,585         1.51%   0.50% to 1.10%    8.80% to 13.79%
          2003                         405,178   14.72 to 17.93     $7,007,967         0.90%   0.50% to 1.10%    27.51% to 28.33%
          2002                         303,774   11.47 to 14.07     $4,118,748         0.83%   0.50% to 1.10%   -13.57% to -13.11%
          2001                         206,111   13.2 to 16.28      $3,233,975         0.89%   0.50% to 1.10%    11.58% to 12.24%

    Income & Growth Portfolio
          2005                         210,330   9.80 to 13.37      $2,770,134         1.92%   0.50% to 1.10%     3.21% to 4.14%
          2004                         203,727   9.41 to 12.90      $2,584,309         1.31%   0.50% to 1.10%    10.00% to 12.43%
          2003                         184,915   8.37 to 11.52      $2,073,156         1.17%   0.50% to 1.10%    27.98% to 28.57%
          2002                         161,239   6.51 to 8.90       $1,412,025         1.02%   0.50% to 1.10%   -20.25% to -19.73%
          2001                         130,094   8.11 to 11.24      $1,426,734         0.77%   0.50% to 1.10%    -9.42% to -8.77%

   Massachusetts Financial Services
    Variable Insurance Trust
    Emerging Growth Series
          2005                       1,037,662   5.52 to 11.88     $11,576,518         0.00%   0.50% to 1.10%     7.70% to 8.66%
          2004                       1,096,262   5.08 to 10.98     $11,330,395         0.00%   0.50% to 1.10%    9.40% to 12.39%
          2003                       1,018,780   4.52 to 9.81       $9,426,673         0.00%   0.50% to 1.10%    28.82% to 29.51%
          2002                         885,042   3.49 to 7.60       $6,373,101         0.00%   0.50% to 1.10%   -34.46% to -34.03%
          2001                         736,262   5.29 to 11.57      $8,123,686         0.00%   0.50% to 1.10%   -34.23% to -33.88%

    Investors Trust Series
          2005                         155,812   9.39 to 11.74      $1,741,627         0.55%   0.50% to 1.10%     5.2% to 6.70%
          2004                         169,542   8.80 to 11.09      $1,783,500         0.60%   0.50% to 1.10%    10.16% to 10.90%
          2003                         157,644   7.94 to 9.56       $1,503,147         0.63%   0.50% to 1.10%    20.84% to 21.59%
          2002                         145,439   6.53 to 7.89       $1,145,465         0.51%   0.50% to 1.10%   -21.88% to -21.42%
          2001                         108,310   8.31 to 10.08      $1,089,989         0.47%   0.50% to 1.10%   -16.86% to -16.40%

    New Discovery Series
          2005                         342,995   9.26 to 20.07      $6,696,977         0.00%   0.50% to 1.10%     3.80% to 4.72%
          2004                         391,199   8.84 to 19.24      $7,337,919         0.00%   0.50% to 1.10%     5.32% to 6.00%
          2003                         355,305   8.34 to 18.24      $6,311,978         0.00%   0.50% to 1.10%    32.28% to 33.01%
          2002                         267,770   6.27 to 13.76      $3,607,321         0.00%   0.50% to 1.10%   -32.39% to -32.00%
          2001                         209,828   9.22 to 20.30      $4,167,704         0.00%   0.50% to 1.10%    -6.10% to -5.44%

    Research Series
          2005                         420,222   8.55 to 12.11      $5,018,980         0.45%   0.50% to 1.10%     6.31% to 7.21%
          2004                         437,725   7.97 to 11.33      $4,894,475         1.03%   0.50% to 1.10%    12.10% to 15.34%
          2003                         414,237   6.91 to 9.87       $4,014,175         0.62%   0.50% to 1.10%    23.39% to 24.06%
          2002                         356,124   5.57 to 7.99       $2,793,015         0.26%   0.50% to 1.10%   -25.38% to -24.93%
          2001                         280,754   7.42 to 10.68      $2,933,918         0.01%   0.50% to 1.10%   -22.17% to -21.65%

   Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio
          2005                         688,230   11.26 to 16.95    $11,373,221         1.02%   0.50% to 1.10%     1.81% to 2.74%
          2004                         605,330   11.06 to 16.56     $9,826,097         0.93%   0.50% to 1.10%    10.60% to 12.05%
          2003                         466,586   11.37 to 14.84     $6,826,851         0.74%   0.50% to 1.10%    29.59% to 30.39%
          2002                         355,079   8.72 to 11.43      $4,003,870         0.66%   0.50% to 1.10%   -18.97% to -18.43%
          2001                         223,756   10.69 to 14.07     $3,115,424         0.69%   0.50% to 1.10%    -7.73% to -7.20%

    VC Mid-Cap Value Portfolio
          2005                         696,162   12.38 to 24.34    $16,637,131         0.49%   0.50% to 1.10%     6.72% to 7.66%
          2004                         549,931   11.60 to 22.69    $12,416,192         0.32%   0.50% to 1.10%    16.00% to 23.45%
          2003                         408,357   18.17 to 18.47     $7,531,058         0.55%   0.50% to 1.10%    23.39% to 24.11%
          2002                         334,830   14.64 to 14.93     $4,984,990         0.65%   0.50% to 1.10%   -10.74% to -10.24%
          2001                         214,826   16.31 to 16.70     $3,571,997         0.47%   0.50% to 1.10%     6.80% to 7.51%

    VC International Portfolio
          2005                         420,692   9.01 to 13.64      $4,732,183         0.00%   0.50% to 1.10%    24.82% to 26.01%
          2004                         197,010   7.15 to 10.93      $1,779,463         0.15%   0.50% to 1.10%    9.30% to 19.97%
          2003                         116,619   5.96 to 7.68         $875,416         2.06%   0.50% to 1.10%    39.74% to 40.57%
          2002                          52,845   4.24 to 5.40         $282,105         1.17%   0.50% to 1.10%   -18.66% to -18.15%
          2001                          28,194   5.18 to 6.62         $186,047         0.25%   0.50% to 1.10%   -27.50% to -27.04%

   Alger American Fund
    Growth Portfolio
          2005                       1,066,741   7.33 to 11.78      $7,928,119         0.00%   0.50% to 1.10%    10.46% to 11.55%
          2004                         634,599   6.60 to 10.66      $4,216,027         0.00%   0.50% to 1.10%     4.39% to 6.60%
          2003                         359,201   6.31 to 7.74       $2,277,259         0.00%   0.50% to 1.10%    33.68% to 34.45%
          2002                         224,909   4.71 to 5.79       $1,061,218         0.04%   0.50% to 1.10%   -33.75% to -33.24%
          2001                         114,955   7.10 to 8.74         $817,449         0.23%   0.50% to 1.10%   -12.60% to -12.30%

    Mid-Cap Growth Portfolio
          2005                         805,070   10.05 to 12.09     $8,153,666         0.00%   0.50% to 1.10%     8.32% to 9.23%
          2004                         723,046   9.24 to 11.16      $6,715,021         0.00%   0.50% to 1.10%    11.60% to 12.57%
          2003                         584,966   8.25 to 9.79       $4,841,496         0.00%   0.50% to 1.10%    46.12% to 47.01%
          2002                         282,007   5.63 to 6.70       $1,590,097         0.00%   0.50% to 1.10%   -30.28% to -29.88%
          2001                         162,453   8.06 to 9.61       $1,311,633         0.00%   0.50% to 1.10%    -7.36% to -3.90%

    Leveraged AllCap Portfolio
          2005                       1,055,676   6.66 to 12.14      $7,075,574         0.00%   0.50% to 1.10%    12.81% to 13.94%
          2004                       1,006,994   5.87 to 10.76      $5,964,934         0.00%   0.50% to 1.10%     6.95% to 7.57%
          2003                         906,481   5.48 to 7.91       $4,995,171         0.00%   0.50% to 1.10%    33.16% to 34.06%
          2002                         686,579   4.10 to 5.94       $2,830,287         0.01%   0.50% to 1.10%   -34.58% to -34.29%
          2001                         307,177   6.26 to 9.08       $1,935,789         0.00%   0.50% to 1.10%   -16.76% to -9.20%

    Small Capitalization Portfolio
          2005                       1,056,935   7.67 to 12.77      $8,206,483         0.00%   0.50% to 1.10%    15.25% to 16.31%
          2004                         905,593   6.63 to 11.08      $6,058,125         0.00%   0.50% to 1.10%    10.80% to 16.01%
          2003                         513,117   5.74 to 8.90       $2,972,490         0.00%   0.50% to 1.10%    40.60% to 41.71%
          2002                         201,854   4.07 to 6.33         $827,703         0.00%   0.50% to 1.10%   -26.99% to -26.65%
          2001                          47,786   5.56 to 8.67         $270,350         0.04%   0.50% to 1.10%   -30.15% to -13.30%

   AIM Variable Insurance Funds
    Financial Services Fund
          2005                         102,271   11.22 to 12.36     $1,245,177         1.41%   0.50% to 1.10%     4.43% to 5.37%
          2004                          92,159   10.75 to 11.73     $1,069,179         0.83%   0.50% to 1.10%     7.45% to 8.11%
          2003                          60,189   10.74 to 10.85       $648,768         0.26%   0.50% to 1.10%    28.16% to 29.01%
          2002                          34,167   8.38 to 8.41         $286,647         1.31%   0.50% to 1.10%   -16.20% to -15.90%

    Health Sciences Fund
          2005                         116,745   10.88 to 11.97     $1,376,465         0.00%   0.50% to 1.10%     6.67% to 7.55%
          2004                         100,763   10.20 to 11.13     $1,109,323         0.00%   0.50% to 1.10%     2.00% to 7.02%
          2003                          68,501   10.29 to 10.40       $707,641         0.00%   0.50% to 1.10%    26.41% to 27.14%
          2002                          22,372   8.14 to 8.18         $182,544         0.00%   0.50% to 1.10%   -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2005                           1,255   11.41 to 11.58        $14,305         0.07%   0.50% to 1.10%     7.00% to 7.99%
          2004                           1,329   10.55 to 11.14        $14,085         1.64%   0.50% to 1.10%    5.50% to 13.20%
          2003                           1,380   9.40 to 10.31         $12,694         2.24%   0.50% to 1.10%    27.51% to 27.97%
          2002                           4,581   7.37 to 7.40          $33,802         0.00%   0.50% to 1.10%   -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2005                         228,817   18.64 to 23.05     $5,176,284         0.20%   0.50% to 1.10%    49.51% to 50.92%
          2004                         112,843   12.47 to 15.27     $1,703,910         0.21%   0.50% to 1.10%    22.59% to 24.70%
          2003                          56,437   12.30 to 12.43       $694,771         0.36%   0.50% to 1.10%    43.56% to 44.29%
          2002                          26,804   8.54 to 8.58         $229,300         0.00%   0.50% to 1.10%   -14.60 to -14.20%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2005                         624,688   10.47 to 10.81     $6,676,613         3.80%   0.50% to 1.10%     0.97% to 1.90%
          2004                         141,597   10.36 to 10.60     $2,070,736         1.73%   0.50% to 1.10%     3.75% to 4.43%
          2003                          51,475   10.12 to 10.16       $521,769         1.10%   0.50% to 1.10%     5.00% to 5.40%

    Low Duration Portfolio
          2005                         108,330   10.05 to 10.21     $1,100,561         2.71%   0.50% to 1.10%    -0.42% to 0.52%
          2004                          66,544   10.06 to 10.16       $673,026         0.98%   0.50% to 1.10%     0.60% to 1.40%
          2003                          29,340   9.99 to 10.03        $293,568         0.25%   0.50% to 1.10%     -.10% to .20%

    High Yield Portfolio
          2005                          92,110   11.13 to 12.35     $1,126,787         6.56%   0.50% to 1.10%     2.68% to 3.61%
          2004                         196,446   10.84 to 11.92       $806,118         5.89%   0.50% to 1.10%     8.36% to 8.96%
          2003                          25,570   10.90 to 14.21       $280,287         6.71%   0.50% to 1.10%     1.20% to 1.60%

    Real Return Portfolio
          2005                         219,713   10.79 to 11.61     $2,517,402         2.81%   0.50% to 1.10%     0.70% to 1.15%
          2004                          67,958   10.71 to 11.43     $1,595,134         0.79%   0.50% to 1.10%     7.10% to 8.35%
          2003                          30,621   10.50 to 10.54       $321,957         0.37%   0.50% to 1.10%     8.90% to 9.40%


*     The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


**    The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


***   The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.


                                                         PART C




                                                   OTHER INFORMATION

Item 26.  Exhibits

          (a) Board of Directors Resolutions.


              Resolution of the Board of Directors of Midland National Life establishing the Separate Account A. (2)


          (b) Custodian Agreements.

              Not Applicable


          (c) Underwriting Contracts.


              (1)  Form of Principal Underwriting Agreement.   (9)

              (2)  Form of Selling Agreement.   (9)

              (3)  Form of Commission schedule.   (9)


          (d) Contracts.


              Form of Policy.   (1)  Advisor VUL (10)
                                   (2)  Advanced VUL (6)


          (e) Applications.


              Application Form. (5)


          (f) Depositor's Certificate of Incorporation and By-Laws.


              (1)  Articles of Incorporation of Midland National Life.    (2)

              ( 2)  By-Laws of Midland National Life.   (2)


(g)       Reinsurance Contracts.


              Form of Reinsurance Contract (9)


          (h) Participation Agreements.


              1. (a) Form of Participation Agreements between Midland National Life Insurance Company and  Fidelity
                     Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II.   (1)

                 (b) Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance
                     Products Fund, and Variable Products Fund II.   (1)

                 (c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity
                     Distributors Corporation/Variable Insurance Products Fund III.   (2)

                 (d) Form of Participation Agreement between Midland National Life Insurance Company and
                     American Century Investment Services, Inc.   (1)

                 (e) Form of Participation Agreement between Midland National Life Insurance Company and Lord
                     Abbett Series Funds, Inc.  (3)

                 (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (4)

                 (g) Form of Participation Agreement between Midland National Life Insurance Company and
                     Massachusetts Financial Variable Insurance Trusts.    (3)

                 (h) Form of Participation Agreement between Midland National Life Insurance Company and Fred
                     Alger Management, Inc.  (7)

                 (i) Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance
                     Products Fund III.  (7)

                 (j) Form of Participation Agreement between Midland National Life Insurance Company and Van Eck
                     Global Worldwide Insurance Trust (8)

                 (k) Form of Participation Agreement between Midland National Life Insurance Company and Pacific
                     Investment Management Company LLC (9)

                 (l) Form of Participation Agreement between Midland National Life Insurance Company and AIM
                     Distributors, Inc. (14)
                 (m) Form of Participation Agreement between Midland National Life Insurance Company and
                     Goldman Sachs Variable Insurance Trust (12)

                 (n) Form of Participation Agreement between Midland National Life Insurance Company and PIMCO
                     Advisors VIT (12)

                 (o) Form of Participation Agreement between Midland National Life Insurance Company and
                     Neuberger Berman Advisers Management Trust (12)

                 (p) Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust (13)

                 (q) Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust (14)

                 (r) Form of Participation Agreement between Midland National Life Insurance Company and Premier VIT (15)



          (i) Administrative Contracts. Not Applicable.

          (j) Other Material Contracts.  Not Applicable.

          (k) Legal Opinion.


              (1)  Opinion and Consent of Stephen P. Horvat, Jr. (14)
              (2)  Power of Attorney (14)


          (l) Actuarial Opinion (14)


          (m) Calculation of Illustrations (10)


          (n) Other Opinions.


              (1)  Consent of Sutherland Asbill & Brennan LLP (14)
              (2)  Consent of PricewaterhouseCoopers  LLP (14)


          (o) Omitted Financial Statements.  Not Applicable.

          (p) Initial Capital Agreements.  Not Applicable.


          (q) Redeemability Exemption.  Memorandum describing Midland National Life's issuance, transfer and
              redemption procedures for the Policy.   (11)

----------------------


(1)    Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File
       No. 333-14061)
(2)    Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No.
       333-14061)
(3)    Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No.
       333-14061)
(4)    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No.
       333-80975).
(5)    Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File
       No. 333-14061)
(6)    Incorporated herein by reference to Post-Effective Amendment No. 5 for Form S-6 on April 28, 2000 (File No.
       333-14061)
(7)    Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File
       No. 333-14061)
(8)    Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File
       333-71800)
(9)    Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2003 (File
       333-14061)
(10)   Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-6 on April 28, 2004 (File
       333-58300)
(11)   Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-6 on April 28, 2005 (File
       333-58300)
(12)   Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File
       333-108437)
(13)   Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004 (File
       333-108437)
(14)   Filed herewith
(15)   To be filed by amendment



Item 27.  Directors and Officers of the Depositor


                Name and Principal Business Address*                           Position and Offices with Depositor
                ------------------------------------                           -----------------------------------
Michael Masterson................................................      Chief Executive Officer - Chairman
John Craig.......................................................      Senior Vice President - Director
Robert Korba.....................................................      Director
Steven C. Palmitier..............................................      President and Chief Operating Officer - Director
Stephen P. Horvat, Jr***......................................         Senior Vice President -Legal - Director
Donald J. Iverson.............................................         Senior Vice President and Corporate Actuary -

                                                                       Director

Melody Jensen.................................................         Vice President. General Counsel, and Secretary


Thomas M. Meyer...............................................         Senior Vice President and Chief Financial Officer
Gary J. Gaspar***................................................      Senior Vice President and Chief Information Officer
Esfandyar Dinshaw**..............................................      President, Annuity Division
Gary W. Helder...................................................      Vice President, Policy Administration
Robert W. Buchanan...............................................      Vice President, New Business
Timothy A. Reuer.................................................      Vice President, Product Development
Robert Tekolste**................................................      Senior Vice President, Annuity Division
Meg J. Taylor***.................................................      Vice President and Chief Compliance Officer
Tracy Michels***                                                       Assistant Vice President and Deputy Compliance
                                                                       Officer
Kevin Bachmann...................................................      Senior Vice President, Sales, and Chief Marketing
                                                                       Officer
Gregory Helms....................................................      2nd Vice President, Policy Administration
Cindy Reed**.....................................................      Vice President and Chief Marketing Officer,
                                                                       Annuity Division
Ron Markway**....................................................      2nd Vice President, Annuity Division
Michael Yanacheak**..............................................      2nd Assistant Vice President, Product
                                                                       Development, Annuity Division

Lance Larsen**...................................................      2nd Vice President, Annuity Division
Teri Ross**......................................................      Assistant Vice President, Variable Annuity Services,
                                                                       Annuity Division
Sarah Theis**....................................................      Assistant Vice President, Product Development,
                                                                       Annuity Division
Richard T. Hicks.................................................      Assistant Vice President, Policy Administration


 *   Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux
     Falls, SD 57193-9991
**   Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA 50266
***  525 W. Van Buren, Chicago, IL 60607


Item 28.  Persons Controlled by or Under Common Control With the Depositor or Registrant
-------

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises,
Inc..  The Registrant is a segregated asset account of Midland.  Sammons Enterprises, Inc. is owned by The Charles
A. Sammons 1987 Charitable Remainder Trust Number Two.  Other direct or indirect subsidiaries of Sammons
Enterprises, Inc. (SEI) are:
  ----------------------------------------------------------- --------------------------- --------------------------
                                                                                              Percent Of Voting
  Name                                                               Jurisdiction             Securities Owned
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Communications, Inc.                                         Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Consolidated Investment Services, Inc. (CISI)                         Nevada                      100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Richmond Holding Company, LLC                                        Delaware                  5% by CISI
                                                                                                 95% by SEI
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Financial Group, Inc. (SFG)                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Midland National Life Insurance Company (MNL)                          Iowa                       100%

  ----------------------------------------------------------- --------------------------- --------------------------

  SFG Reinsurance Company, incorporated 11/30/2005                  South Carolina               100% by MNL

  ----------------------------------------------------------- --------------------------- --------------------------
  North American Company for Life and Health Insurance
  (NACOLAH)                                                            Illinois                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  North American Company for Life and Health Insurance                                              100%
  of  New York                                                         New York
  ----------------------------------------------------------- --------------------------- --------------------------
  NACOLAH Ventures, L.L.C.                                             Delaware                99% by NACOLAH
                                                                                                  1% by SFG
  ----------------------------------------------------------- --------------------------- --------------------------
  Parkway Holdings, Inc.                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Parkway Mortgage, Inc.                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  CH Holdings, Inc.                                                    Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Corporation                                                   Texas                       100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Otter, Inc.                                                          Oklahoma                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Cathedral Hill Hotel, Inc.                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Power Development, Inc.                                      Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Gila Bend Power Partners,  L.L.C.                                    Delaware                      50%
  ----------------------------------------------------------- --------------------------- --------------------------
     H2O Distribution, Inc.                                            Arkansas                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Distribution Holdings, Inc.                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons VSC, Inc., merged into Sammons Distribution                  Delaware                     100%
  Holdings, Inc. as of 6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Mylon C. Jacobs Supply Co.                                           Oklahoma                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons CTP, Inc.                                                  Pennsylvania                   100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons VPC, Inc.                                                    Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Tie Investors, L.L.C.                                                 Texas                        75%
     Name changed to Opus 5949 LLC as of 1/25/2005.
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Distribution, Inc., merged into Sammons                      Delaware                     100%
  Distribution Holdings, Inc. as of 6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons BW, Inc.                                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  TMIS, Inc.                                                            Texas                       100%
  ----------------------------------------------------------- --------------------------- --------------------------

  B-W Mex, Inc., merged into Sammons BW, Inc. as of                    Delaware                     100%
  6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Abastecedora de Services Industriales y Productos S.A.                                      99.9% by Sammons
  de C.V.  (ASPI)                                                                                 BW, Inc.
                                                                        Mexico                0.01% TMIS, Inc.
  ----------------------------------------------------------- --------------------------- --------------------------

  Sealing Specialists of Texas, Inc., merged into                       Texas                       100%
  Sammons BW, Inc. as of 6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs ITD Corp.                                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Equipment Trust                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Equipment Mexico, Inc.                                        Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                                             99% by Briggs
                                                                                               Equipment Trust
                                                                        Mexico                  1% by Briggs
                                                                                           Equipment Mexico, Inc.
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Equipment S.A. de C.V. (BESA)                                                          99% by Briggs
                                                                                               Equipment Trust
                                                                        Mexico                  1% by Briggs
                                                                                           Equipment Mexico, Inc.
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Construction Equipment, Inc.                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Crestpark LP, Inc.                                                   Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Crestpark Holding, Inc.                                              Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Venture Properties, Inc.                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Realty Corporation                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Legacy Venture GP, Inc., merged into                         Delaware                     100%
  Consolidated Investment Services, Inc. as of 12/29/2005

  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Legacy Venture LP, Inc., merged into                         Delaware                     100%
  Consolidated Investment Services, Inc. as of 12/29/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Income Properties, Inc.                                      Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  GBH Venture Co., Inc.                                                Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Grand Bahama Hotel Co., sold to Ginn-LA International                Delaware                     100%
  Business Company, Ltd as of 8/17/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Jack Tar Grand Bahama Limited                                        Bahamas                      100%
  ----------------------------------------------------------- --------------------------- --------------------------
  The Grove Park Inn Resort, Inc.                                      Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Tours, Inc.                                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Securities, Inc.                                             Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Securities Company, L.L.C.                                   Delaware                      50%
  ----------------------------------------------------------- --------------------------- --------------------------
  Herakles Investments, Inc.                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sponsor Investments, L.L.C.                                           Texas                        75%
  ----------------------------------------------------------- --------------------------- --------------------------
  SG Reliant Investors, LLC                                            Delaware                      80%
  ----------------------------------------------------------- --------------------------- --------------------------

Item 29.    Indemnification

            Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law.  This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.  Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 30.    Principal Underwriter

             (a) Other Activity.   In addition to Midland National Life Separate Account A, Sammons Securities
                 Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

             (b)  Management.     The directors and principal officers of Sammons Securities Company LLC are as follows:

                  ----------------------------------------------- --------------------------------------------
                  Name and Principal                              Positions and Offices with\
                  Business Address*                               Sammons Securities Company, LLC
                  ----------------------------------------------- --------------------------------------------
                  Steve Palmitier                                 President
                  One Midland Plaza,
                  Sioux Falls, SD 57193-9991
                  ----------------------------------------------- --------------------------------------------

                  Jerome S. Rydell                                Vice-Chairman

                  ----------------------------------------------- --------------------------------------------
                  Michael Masterson                               Chairman
                  525 West Van Buren
                  Chicago, IL  60607
                  ----------------------------------------------- --------------------------------------------
                  Michael J. Brooks                               Vice-President
                  ----------------------------------------------- --------------------------------------------
                  Lisa S. Hoyne                                   Vice President
                  One Midland Plaza,
                  Sioux Falls, SD 57193-9991
                  ----------------------------------------------- --------------------------------------------
                  Brandon D. Rydell                               Vice President
                  ----------------------------------------------- --------------------------------------------
                  Kevin Bachmann                                  Chief Marketing Officer
                  One Midland Plaza
                  Sioux Falls, SD  57193-9991
                  ----------------------------------------------- --------------------------------------------
           * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is:  4261 Park Road,  Ann Arbor  MI  48103

(c)  Compensation From the Registrant.  The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant with respect to the policies during the Registrant's last fiscal year:

          (1)                       (2)                      (3)                      (4)                     (5)
   Name of Principal         Net Underwriting
      Underwriter              Discounts and           Compensation on             Brokerage                 Other
                               Commissions*               Redemption              Commissions            Compensation*

  Sammons Securities            $10,657,189                  None                     N/A                   $208,742
     Company, LLC

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland Nationals variable universal life insurance policies under Separate Account A.  In exchange for the underwriting fee, Sammons Securities
Company provides various administrative services.  Examples of the services provided include registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance
Meetings, and continuing education required by the NASD to maintain licensing for all affiliated registered representatives licensed with Midland National.

Item 31.    Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to
31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza
Sioux Falls, SD  57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL  60607.

Item 32.    Management Services

All management contracts are discussed in Part A or Part B.

Item 33.    Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.


                                                       SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant,
Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this
Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 25th  day of  April, 2006.


                                                                 By:  MIDLAND NATIONAL LIFE
                                                                               SEPARATE ACCOUNT A (REGISTRANT)

Attest:  /s/ *                                                        By:            /s/*
        -------------------------------------------------------            ---------------------------------------

                                                                               MICHAEL M. MASTERSON
                                                                                   Chairman of the Board

                                                            By:  MIDLAND NATIONAL LIFE
                                                                       INSURANCE COMPANY (DEPOSITOR)

Attest:  /s/ *                                              By:            /s/   *
        ----------------------------------------------------     -------------------------------------------------
                                                                               MICHAEL M. MASTERSON
                                                                                  Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 25, 2006.


                       Signatures                                          Title

/s/  *                                         Chairman of the Board of Directors,
-----------------------------------------------  Director, Chief Executive Officer
      MICHAEL M. MASTERSON                         (Principal Executive Officer)


/s/  *                                         Senior Vice President,
-----------------------------------------------  Chief Financial Officer (Principal Financial Officer)
      THOMAS M. MEYER


/s/  *                                         Senior Vice President, Director
-----------------------------------------------
      JOHN J. CRAIG, II

/s/  *                                         Director, President and Chief Operating Officer
-----------------------------------------------
      STEVEN C. PALMITIER

/s/  *                                         Director, Senior Vice President,
-----------------------------------------------  Corporate Actuary
      DONALD J. IVERSON


/s/  *                                         Director, Senior Vice President -  Legal
-----------------------------------------------
      STEPHEN P. HORVAT, JR.


/s/  *                                         Director,  President of Sammons Enterprises, Inc.
-----------------------------------------------
      ROBERT W. KORBA


*By:  /s/_______________________________________                 Date:     4-25-06
---------                                                              ------------------------

                   Therese M. Michels
                    Attorney-in-Fact
              Pursuant to Power of Attorney


                           Registration No. 333-58300


                         POST EFFECTIVE AMENDMENT NO. 10



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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    EXHIBITS

                                       TO

                                    FORM N-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                       AND

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY



--------------------------------------------------------------------------------


                                                     Exhibit Index

---------------------------- -----------------------------------------------------------------------------------------------
Item                         Exhibit
---------------------------- -----------------------------------------------------------------------------------------------

26(h)(1)(l)                  Form of Participation Agreement between Midland National Life Insurance Company and
                             AIM Distributors, Inc.
---------------------------- -----------------------------------------------------------------------------------------------
26(h)(1)(q)                  Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust
---------------------------- -----------------------------------------------------------------------------------------------
26(k)(1)                     Opinion and Consent of Counsel

---------------------------- -----------------------------------------------------------------------------------------------

26(k)(2)                     Power of Attorney

---------------------------- -----------------------------------------------------------------------------------------------
26(l)                        Actuarial Consent
---------------------------- -----------------------------------------------------------------------------------------------
26(n)                        Other Opinions - Legal Consent
                             ----------------------------------------------------------------------------------------------
                             Other Opinions - Auditors Consent
---------------------------- -----------------------------------------------------------------------------------------------

Exhibit 26(h)(1)(l)


PARTICIPATION AGREEMENT

BY AND AMONG

AIM VARIABLE INSURANCE FUNDS,

A I M DISTRIBUTORS, INC.,

MIDLAND NATIONAL LIFE INSURANCE COMPANY,
ON BEHALF OF ITSELF AND
ITS SEPARATE ACCOUNTS,

....AND

SAMMONS SECURITIES COMPANY, LLC, underwriter OF VARIABLE CONTRACTS AND POLICIES

                                                   TABLE OF CONTENTS


Description
                                                                                                                    Page
Section 1.    Available Funds..........................................................................................2
          1.1      Availability........................................................................................2
          1.2      Addition, Deletion or Modification of Funds.........................................................2
          1.3      No Sales to the General Public......................................................................2
Section 2.    Processing Transactions..................................................................................2
          2.1      Timely Pricing and Orders...........................................................................2
          2.2      Timely Payments.....................................................................................3
          2.3      Applicable Price....................................................................................3
          2.4      Dividends and Distributions.........................................................................4
          2.5      Book Entry..........................................................................................4
Section 3.    Costs and Expenses.......................................................................................4
          3.1      General  4
          3.2      Parties To Cooperate................................................................................4
Section 4.    Legal Compliance.........................................................................................4
          4.1      Tax Laws............................................................................................4
          4.2      Insurance and Certain Other Laws....................................................................6
          4.3      Securities Laws.....................................................................................6
          4.4      Notice of Certain Proceedings and Other Circumstances...............................................7
          4.5      LIFE COMPANY To Provide Documents; Information About AVIF...........................................8
          4.6      AVIF To Provide Documents; Information About LIFE COMPANY...........................................9
Section 5.    Mixed and Shared Funding.................................................................................9
          5.1      General  9
          5.2      Disinterested Trustees.............................................................................10
          5.3      Monitoring for Material Irreconcilable Conflicts...................................................10
          5.4      Conflict Remedies..................................................................................11
          5.5      Notice to LIFE COMPANY.............................................................................11
          5.6      Information Requested by Board.....................................................................12
          5.7      Compliance with SEC Rules..........................................................................12
          5.8      Other Requirements.................................................................................12
Section 6.    Termination.............................................................................................12
          6.1      Events of Termination..............................................................................12
          6.2      Notice Requirement for Termination.................................................................13
          6.3      Funds To Remain Available..........................................................................14
          6.4      Survival of Warranties and Indemnifications........................................................14
          6.5      Continuance of Agreement for Certain Purposes......................................................14
Section 7.    Parties To Cooperate Respecting Termination.............................................................14
Section 8.    Assignment..............................................................................................14
Section 9.    Notices.................................................................................................14
Section 10.  Voting Procedures........................................................................................15
Section 11.  Foreign Tax Credits......................................................................................15



WHEREAS, UNDERWRITER is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");

WHEREAS, AIM is a broker-dealer registered with the SEC under the 1934 Act and a member in good standing of the NASD;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:


Section 1.  Available Funds

                                1.1 Availability

AVIF will make Shares of each Fund available to LIFE COMPANY for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions of this Agreement. The Board of AVIF (the "Board") may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund (a) if such action is required by law or by regulatory authorities having jurisdiction, (b) if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Fund, or (c) if such action is required by any policies that the Board has adopted and that apply to all Participating Insurance Companies.

                 1.2 Addition, Deletion or Modification of Funds

The Parties hereto may agree, from time to time, to add other Funds to provide additional funding media for the Contracts, or to delete, combine, or modify existing Funds, by amending Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF, or its Shares herein shall include a reference to any such additional Fund. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.

                       1.3 No Sales to the General Public

AVIF represents and warrants that no Shares of any Fund have been or will be sold to the general public.

Section 2.  Processing Transactions

                          2.1 Timely Pricing and Orders

      (a) AVIF or its designated agent will use its best efforts to provide LIFE COMPANY with the net asset value per Share for each Fund by 6:00 p.m. Central Time on each Business Day. As used herein, "Business Day" shall mean any day on which (i) the New York Stock Exchange is open for regular trading, (ii) AVIF calculates the Fund's net asset value, and (iii) LIFE COMPANY is open for business.

      (b) LIFE COMPANY will use the data provided by AVIF each Business Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day's Account unit values. LIFE COMPANY will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIF by 9:00 a.m. Central Time the following Business Day; provided, however, that AVIF shall provide additional time to LIFE COMPANY in the event that AVIF is unable to meet the 6:00 p.m. time stated in paragraph
            (a) immediately above. Such additional time shall be equal to the additional time that AVIF takes to make the net asset values available to LIFE COMPANY.

      (c) With respect to payment of the purchase price by LIFE COMPANY and of redemption proceeds by AVIF, LIFE COMPANY and AVIF shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.

      (d) If AVIF provides materially incorrect Share net asset value information (as determined under SEC guidelines), LIFE COMPANY shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation or reporting of net asset value per Share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY. Materiality and reprocessing cost reimbursement shall be determined in accordance with standards established by the Parties as provided in Schedule B, attached hereto and incorporated herein (except that for any money market fund, materiality shall be determined in a manner consistent with Rule 2a-7 under the 1940 Act).

                               2.2 Timely Payments

LIFE COMPANY will wire payment for net purchases to a custodial account designated by AVIF by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIF will wire payment for net redemptions to an account designated by LIFE COMPANY by 1:00 p.m. Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable LIFE COMPANY to pay redemption proceeds within the time specified in
Section 22(e) of the 1940 Act or such shorter period of time as may be required by law.

                              2.3 Applicable Price

      (a) Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Contracts (collectively, "Contract transactions") and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange (or such other time set by the Board for purposes of determining the current net asset value of a Fund in accordance with Rule 22c-1 under the 1940 Act) on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), LIFE COMPANY shall be the designated agent of AVIF for receipt of orders relating to Contract transactions, in accordance with Section 22(c) and Rule 22c-1 under the 1940 Act, on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; provided that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1(b) hereof. In connection with this
            Section 2.3(a), LIFE COMPANY represents and warrants that it will not submit any order for Shares or engage in any practice, nor will it allow or suffer any person acting on its behalf to submit any order for Shares or engage in any practice, that would violate or cause a violation of applicable law or regulation including, without limitation Section 22 of the 1940 Act and the rules thereunder.

      (b) All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefore, and such orders will be irrevocable.


      (c) Without limiting the scope or effect of Section 1.1 hereof, pursuant to which the Board may reject a Share purchase order by or on behalf of LIFE COMPANY under the circumstances described therein, LIFE COMPANY and UNDERWRITER agree to cooperate with the Fund and AIM to prevent any person exercising, or purporting to exercise, rights or privileges under one or more Contracts (including, but not limited to Contract owners, annuitants, insureds or participants, as the case may be (collectively, "Participants")) from engaging in any trading practices in any Fund that the Board or AIM determines, in good faith and in their sole discretion, to be detrimental or potentially detrimental to the other shareholders of the Fund, or to be in contravention of any applicable law or regulation including, without limitation, Section 22 of the 1940 Act and the rules thereunder. Such cooperation may include, but shall not be limited to, identifying the person or persons engaging in such trading practices, facilitating the imposition of any applicable redemption fee on such person or persons, limiting the telephonic or electronic trading privileges of such person or persons, and taking such other remedial steps, all to the extent permitted or required by applicable law.


                         2.4 Dividends and Distributions

AVIF will furnish notice by e-mail, wire, or telephone (followed by written confirmation) on or prior to the payment date to LIFE COMPANY of any income dividends or capital gain distributions payable on the Shares of any Fund. LIFE COMPANY hereby elects to reinvest all dividends and capital gains distributions in additional Shares of the corresponding Fund at the ex-dividend date net asset values until LIFE COMPANY otherwise notifies AVIF in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same Business Day. LIFE COMPANY reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

                                 2.5 Book Entry

Issuance and transfer of AVIF Shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY. Shares ordered from AVIF will be recorded in an appropriate title for LIFE COMPANY, on behalf of its Account.


Section 3.  Costs and Expenses

                                   3.1 General

Except as otherwise specifically provided in Schedule C, attached hereto and made a part hereof, each Party will bear, or arrange for others to bear, all expenses incident to its performance under this Agreement.

                            3.2 Parties To Cooperate

Each Party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts.


          Section 4.  Legal Compliance

                                  4.1 Tax Laws

      (a) AVIF represents and warrants that each Fund is currently qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and represents that it will use its best efforts to qualify and to maintain qualification of each Fund as a RIC. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

      (b) AVIF represents that it will use its best efforts to comply and to maintain each Fund's compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4.1(b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

      (c) Notwithstanding any other provision of this Agreement, but without limiting the ability of AVIF and/or AIM to assume the defense of any action pursuant to Section 12.2(d) hereof, LIFE COMPANY agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of LIFE COMPANY or, to LIFE COMPANY's knowledge, of any Participants, that any Fund has failed to comply with the diversification requirements of Section 817(h) of the Code or LIFE COMPANY otherwise becomes aware of any facts that could give rise to any claim against AVIF or its affiliates as a result of such a failure or alleged failure:

            (i) LIFE COMPANY shall promptly notify AVIF of such assertion or potential claim (subject to the Confidentiality provisions of Section 18 as to any Participant);

            (ii) LIFE COMPANY shall consult with AVIF as to how to minimize any liability that may arise as a result of such failure or alleged failure;

            (iii) LIFE COMPANY shall use its best efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations Section 1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

            (iv) LIFE COMPANY shall permit AVIF, its affiliates and their legal and accounting advisors to participate in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; provided, however, that LIFE COMPANY will retain control of the conduct of such conferences discussions, proceedings, contests or appeals;

            (v) any written materials to be submitted by LIFE COMPANY to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.817-5(a)(2)),
                  (a) shall be provided by LIFE COMPANY to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten (10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by LIFE COMPANY to any such person without the express written consent of AVIF which shall not be unreasonably withheld;

            (vi) LIFE COMPANY shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of LIFE COMPANY) in order to facilitate review by AVIF or its advisors of any written submissions provided to it pursuant to the preceding clause or its assessment of the validity or amount of any claim against its arising from such a failure or alleged failure;

            (vii) LIFE COMPANY shall not with respect to any claim of the IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of AVIF or its affiliates, which shall not be unreasonably withheld, provided that LIFE COMPANY shall not be required, after exhausting all administrative remedies, to appeal any adverse judicial decision unless AVIF or its affiliates shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and provided further that the costs of any such appeal shall be borne equally by the Parties hereto; and

            (viii) AVIF and its affiliates shall have no liability as a result of such failure or alleged failure if LIFE COMPANY fails to comply with any of the foregoing clauses (i) through (vii), and such failure could be shown to have materially contributed to the liability.

Should AVIF or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, LIFE COMPANY may, in its discretion, authorize AVIF or its affiliates to act in the name of LIFE COMPANY in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; provided, that in no event shall LIFE COMPANY have any liability resulting from AVIF's refusal to accept the proposed settlement or compromise with respect to any failure caused by AVIF. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

      (d) LIFE COMPANY represents and warrants that the Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and that it will use its best efforts to maintain such treatment; LIFE COMPANY will notify AVIF immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

      (e) LIFE COMPANY represents and warrants that each Account is a "segregated asset account" and that interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817 of the Code and the regulations thereunder. LIFE COMPANY will use its best efforts to continue to meet such definitional requirements, and it will notify AVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                      4.2 Insurance and Certain Other Laws

      (a) AVIF will use its best efforts to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by LIFE COMPANY, which efforts shall include, without limitation, the furnishing of information that is not otherwise available to LIFE COMPANY and that is required by state insurance law to enable LIFE COMPANY to obtain the authority needed to issue the Contracts in any applicable state.

      (b) LIFE COMPANY represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of Iowa and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains each Account as a segregated asset account under Section 508A.1 of the Iowa Insurance Code and the regulations thereunder, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

      (c) AVIF represents and warrants that it is lawfully organized, validly existing, and in good standing under the laws of the State of Delaware and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

                               4.3 Securities Laws

      (a) LIFE COMPANY represents and warrants that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and the law(s) of LIFE COMPANY's state(s) of organization and domicile, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, (vi) LIFE COMPANY will amend the registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts or as may otherwise be required by applicable law, and (vii) each Account Prospectus, Statement of Additional Information, and then-current stickers (collectively referred to herein as "Account Prospectus"), will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

      (b) AVIF represents and warrants that (i) Shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Delaware law, (ii) AVIF is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AVIF's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF's Prospectus, Statement of Additional Information, and then-current stickers (collectively referred to herein as "AVIF Prospectus"), will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

      (c) AVIF will at its expense register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.




      (d) AVIF represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

            4.4 Notice of Certain Proceedings and Other Circumstances

      (a) AVIF or AIM will immediately notify LIFE COMPANY of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to AVIF's registration statement under the 1933 Act or AVIF Prospectus, (ii) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of AVIF's Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including, without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY. AVIF and AIM will make every reasonable effort to prevent the issuance, with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

      (b) LIFE COMPANY or UNDERWRITER will immediately notify AVIF of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account's registration statement under the 1933 Act relating to the Contracts or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Account's interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. LIFE COMPANY and UNDERWRITER will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.


          4.5 LIFE COMPANY To Provide Documents; Information About AVIF

      (a) LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.




      (b) LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least five (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if AVIF or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to LIFE COMPANY in the manner required by Section 9 hereof.

      (c) Neither LIFE COMPANY nor any of its affiliates, will give any information or make any representations or statements on behalf of or concerning AVIF or its affiliates in connection with the sale of the Contracts other than (i) the information or representations contained in the registration statement, including the AVIF Prospectus contained therein, relating to Shares, as such registration statement and AVIF Prospectus may be amended from time to time; or (ii) in reports or proxy materials for AVIF; or (iii) in published reports for AVIF that are in the public domain and approved by AVIF for distribution; or (iv) in sales literature or other promotional material approved by AVIF, except with the express written permission of AVIF.

      (d) LIFE COMPANY shall adopt and implement procedures reasonably designed to ensure that information concerning AVIF and its affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither AVIF nor any of its affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

      (e) For the purposes of this Section 4.5, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act, or the 1940 Act.

          4.6 AVIF To Provide Documents; Information About LIFE COMPANY

      (a) AVIF will provide to LIFE COMPANY at least one (1) complete copy of all SEC registration statements, AVIF Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to AVIF or the Shares of a Fund, contemporaneously with the filing of such document with the SEC or other regulatory authorities.




      (b) AVIF will provide to LIFE COMPANY a PDF and a camera ready copy of all AVIF prospectuses and printed copies, in an amount specified by LIFE COMPANY, of AVIF statements of additional information, proxy materials, periodic reports to shareholders and other materials required by law to be sent to Participants who have allocated any Contract value to a Fund. AVIF will provide to LIFE COMPANY stand-alone documents for each Fund. AVIF will provide such copies to LIFE COMPANY in a timely manner so as to enable LIFE COMPANY, as the case may be, to print and distribute such materials within the time required by law to be furnished to Participants.

      (c) AVIF will provide to LIFE COMPANY or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which LIFE COMPANY, or any of its respective affiliates is named, or that refers to the Contracts, at least five
            (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if LIFE COMPANY or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. LIFE COMPANY shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

      (d) Neither AVIF nor any of its affiliates will give any information or make any representations or statements on behalf of or concerning LIFE COMPANY, each Account, or the Contracts other than (i) the information or representations contained in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the Account or the Contracts that are in the public domain and approved by LIFE COMPANY for distribution; or
            (iii) in sales literature or other promotional material approved by LIFE COMPANY or its affiliates, except with the express written permission of LIFE COMPANY.

      (e) AVIF shall cause its principal underwriter to adopt and implement procedures reasonably designed to ensure that information concerning LIFE COMPANY, and its respective affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither LIFE COMPANY, nor any of its respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.




      (f) For purposes of this Section 4.6, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act, or the 1940 Act.

   Section 5. Mixed and Shared Funding

                                   5.1 General

The SEC has granted an order to AVIF exempting it from certain provisions of the 1940 Act and rules thereunder so that AVIF may be available for investment by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance contracts, separate accounts of insurance companies unaffiliated with LIFE COMPANY, and trustees of qualified pension and retirement plans (collectively, "Mixed and Shared Funding"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections 5.2 through 5.8 below shall apply pursuant to the exemptive order granted to AVIF. AVIF hereby notifies LIFE COMPANY that, in the event that AVIF implements Mixed and Shared Funding, it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.

                           5.2 Disinterested Trustees

AVIF agrees that its Board shall at all times consist of trustees a majority of whom (the "Disinterested Trustees") are not interested persons of AVIF within the meaning of Section 2(a)(19) of the 1940 Act and the rules thereunder and as modified by any applicable orders of the SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation of this condition shall be suspended (a) for a period of forty-five (45) days if the vacancy or vacancies may be filled by the Board; (b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies or (c) for such longer period as the SEC may prescribe by order upon application.

              5.3 Monitoring for Material Irreconcilable Conflicts

AVIF agrees that its Board will monitor for the existence of any material irreconcilable conflict between the interests of the Participants in all separate accounts of life insurance companies utilizing AVIF ("Participating Insurance Companies"), including each Account, and participants in all qualified retirement and pension plans investing in AVIF ("Participating Plans"). LIFE COMPANY agrees to inform the Board of AVIF of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

      (a)   an action by any state insurance or other regulatory authority;




      (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

      (c)   an administrative or judicial decision in any relevant proceeding;

      (d)   the manner in which the investments of any Fund are being managed;

      (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;

      (f) a decision by a Participating Insurance Company to disregard the voting instructions of Participants; or

      (g) a decision by a Participating Plan to disregard the voting instructions of Plan participants.

Consistent with the SEC's requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, LIFE COMPANY will assist the Board in carrying out its responsibilities by providing the Board with all information reasonably necessary for the Board to consider any issue raised, including information as to a decision by LIFE COMPANY to disregard voting instructions of Participants. LIFE COMPANY's responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.

                              5.4 Conflict Remedies

      (a) It is agreed that if it is determined by a majority of the members of the Board or a majority of the Disinterested Trustees that a material irreconcilable conflict exists, LIFE COMPANY will, if it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Trustees), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

            (i) withdrawing the assets allocable to some or all of the Accounts from AVIF or any Fund and reinvesting such assets in a different investment medium, including another Fund of AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected Participants and, as appropriate, segregating the assets of any particular group (e.g., annuity Participants, life insurance Participants or all Participants) that votes in favor of such segregation, or offering to the affected Participants the option of making such a change; and



            (ii) establishing a new registered investment company of the type defined as a "management company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.

      (b) If the material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at AVIF's election, to withdraw each Account's investment in AVIF or any Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to LIFE COMPANY that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF.

      (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to LIFE COMPANY conflicts with the majority of other state regulators, then LIFE COMPANY will withdraw each Account's investment in AVIF within six
            (6) months after AVIF's Board informs LIFE COMPANY that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

      (d) LIFE COMPANY agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

      (e) For purposes hereof, a majority of the Disinterested Trustees will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will AVIF or any of its affiliates be required to establish a new funding medium for any Contracts. LIFE COMPANY will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

                           5.5 Notice to LIFE COMPANY

AVIF will promptly make known in writing to LIFE COMPANY the Board's determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

                       5.6 Information Requested by Board




LIFE COMPANY and AVIF (or its investment adviser) will at least annually submit to the Board of AVIF such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon it by the provisions hereof or any exemptive order granted by the SEC to permit Mixed and Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board. All reports received by the Board of potential or existing conflicts, and all Board actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

                          5.7 Compliance with SEC Rules

If, at any time during which AVIF is serving as an investment medium for variable life insurance Contracts, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

                             5.8 Other Requirements

AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance the same provisions as are set forth in Sections 4.1(b), 4.1(d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.


    Section 6.  Termination

                            6.1 Events of Termination

Subject to Section 6.4 below, this Agreement will terminate as to a Fund:

      (a) at the option of any party, with or without cause with respect to the Fund, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; or

      (b) at the option of AVIF upon institution of formal proceedings against LIFE COMPANY or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding LIFE COMPANY's obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or




      (c) at the option of LIFE COMPANY upon institution of formal proceedings against AVIF, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIF's obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if, in each case, LIFE COMPANY reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on LIFE COMPANY, or the Subaccount corresponding to the Fund with respect to which the Agreement is to be terminated; or

      (d) at the option of any Party in the event that (i) the Fund's Shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (ii) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY; or

      (e) upon termination of the corresponding Subaccount's investment in the Fund pursuant to Section 5 hereof; or

      (f) at the option of LIFE COMPANY if the Fund ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so qualify; or

      (g)   at the option of LIFE COMPANY if the Fund fails to comply with
            Section 817(h) of the Code or with successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so comply; or

      (h) at the option of AVIF if the Contracts issued by LIFE COMPANY cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund's noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an Account under the Contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or

      (i) upon another Party's material breach of any provision of this Agreement.

                     6.2 Notice Requirement for Termination

No termination of this Agreement will be effective unless and until the Party terminating this Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate, and such notice shall set forth the basis for such termination. Furthermore:

      (a) in the event that any termination is based upon the provisions of Sections 6.1(a) or 6.1(e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto;

      (b) in the event that any termination is based upon the provisions of Sections 6.1(b) or 6.1(c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto; and




      (c) in the event that any termination is based upon the provisions of Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, such prior written notice shall be given as soon as possible within twenty-four
            (24) hours after the terminating Party learns of the event causing termination to be required.

                          6.3 Funds To Remain Available

Notwithstanding any termination of this Agreement by LIFE COMPANY, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless AIM or the Board determines that doing so would not serve the best interests of the shareholders of the affected Funds or would be inconsistent with applicable law or regulation. Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 6.3 will not apply to any (i) terminations under Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement or
(ii) any rejected purchase and/or redemption order as described in Section 2.3(c) hereof.

                 6.4 Survival of Warranties and Indemnifications

All warranties and indemnifications will survive the termination of this Agreement.

                6.5 Continuance of Agreement for Certain Purposes

If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6.1(b), 6.1(c), 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, this
Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the "Initial Termination Date"). This continuation shall extend to the earlier of the date as of which an Account owns no Shares of the affected Fund or a date (the "Final Termination Date") six (6) months following the Initial Termination Date, except that LIFE COMPANY may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i).


          Section 7.  Parties To Cooperate Respecting Termination

The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that an Account owns no Shares of a Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section 6.1(a), the termination date specified in the notice of termination. Such steps may include combining the affected Account with another Account, substituting other mutual fund shares for those of the affected Fund, or otherwise terminating participation by the Contracts in such Fund.


          Section 8.  Assignment

This Agreement may not be assigned by any Party, except with the written consent of each other Party.


          Section 9.  Notices

Notices and communications required or permitted will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:



                   AIM VARIABLE INSURANCE FUNDS
                   A I M Distributors, Inc.
                   11 Greenway Plaza, Suite 100
                   Houston, Texas  77046
                   Facsimile:  (713) 993-9185
                   Attn:    Peter A. Davidson, Esq.

LIFE COMPANY
                   Midland National Life Insurance Company
                   One Midland Plaza
                   Sioux Falls, SD  57193-0001
                   Facsimile:  Legal Dept. (605) 373-8555
                   Attn:    General Counsel

UNDERWRITER
                   Sammons Securities Company, LLC
                   4261 Park Road
                   Ann Arbor, MI  48103
                   Facsimile:  (734) 663-1466
                   Attn:    Chief Compliance Officer

          Section 10.  Voting Procedures




Subject to the cost allocation procedures set forth in Section 3 hereof, LIFE COMPANY will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. LIFE COMPANY will vote Shares in accordance with timely instructions received from Participants. LIFE COMPANY will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants. Neither LIFE COMPANY nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Participants. LIFE COMPANY reserves the right to vote shares held in any Account in its own right, to the extent permitted by law. LIFE COMPANY shall be responsible for assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies or in the manner required by the Mixed and Shared Funding exemptive order obtained by AVIF. AVIF will notify LIFE COMPANY of any changes of interpretations or amendments to Mixed and Shared Funding exemptive order it has obtained. AVIF will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, AVIF either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act (although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.


          Section 11.  Foreign Tax Credits

AVIF agrees to consult in advance with LIFE COMPANY concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to its shareholders.


          Section 12.  Indemnification

              12.1 Of AVIF and AIM by LIFE COMPANY and UNDERWRITER

      (a) Except to the extent provided in Sections 12.1(b) and 12.1(c), below, LIFE COMPANY and UNDERWRITER agree to indemnify and hold harmless AVIF, AIM, their affiliates, and each person, if any, who controls AVIF, AIM, or their affiliates within the meaning of
            Section 15 of the 1933 Act and each of their respective trustees and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY and UNDERWRITER) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:




            (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY or UNDERWRITER by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

            (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of LIFE COMPANY, UNDERWRITER or their respective affiliates or persons under their control (including, without limitation, their employees and "persons associated with a member," as that term is defined in paragraph (q) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Shares; or

            (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF, AIM or their affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or




            (iv) arise as a result of any failure by LIFE COMPANY or UNDERWRITER to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement, or any material breach of any representation and/or warranty made by LIFE COMPANY or UNDERWRITER in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY or UNDERWRITER; or

            (v) arise as a result of failure by the Contracts issued by LIFE COMPANY to qualify as annuity contracts or life insurance contracts under the Code, otherwise than by reason of any Fund's failure to comply with Subchapter M or Section 817(h) of the Code.

      (b)   Neither LIFE COMPANY nor UNDERWRITER shall be liable under this
            Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIF or AIM.

      (c)   Neither LIFE COMPANY nor UNDERWRITER shall be liable under this
            Section 12.1 with respect to any action against an Indemnified Party unless AVIF or AIM shall have notified LIFE COMPANY and UNDERWRITER in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY and UNDERWRITER of any such action shall not relieve LIFE COMPANY and UNDERWRITER from any liability which they may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.1. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, LIFE COMPANY and UNDERWRITER shall be entitled to participate, at their own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from LIFE COMPANY or UNDERWRITER to such Indemnified Party of LIFE COMPANY's or UNDERWRITER's election to assume the defense thereof, the Indemnified Party will cooperate fully with LIFE COMPANY and UNDERWRITER and shall bear the fees and expenses of any additional counsel retained by it, and neither LIFE COMPANY nor UNDERWRITER will be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

              12.2 Of LIFE COMPANY and UNDERWRITER by AVIF and AIM




      (a) Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e), below, AVIF and AIM agree to indemnify and hold harmless LIFE COMPANY, UNDERWRITER, their respective affiliates, and each person, if any, who controls LIFE COMPANY, UNDERWRITER or their respective affiliates within the meaning of Section 15 of the 1933 Act and each of their respective trustees and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

            (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus or sales literature or advertising of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

            (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of AVIF, AIM or their affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of AVIF, AIM or their affiliates or persons under their control (including, without limitation, their employees and "persons associated with a member" as that term is defined in Section (q) of Article I of the NASD By-Laws), in connection with the sale or distribution of AVIF Shares; or

            (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY, UNDERWRITER or their respective affiliates by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or



               (iv) arise as a result of any failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach of this Agreement by AVIF.

      (b) The parties agree that the foregoing indemnification by AVIF shall not apply to any acts or omissions of AIM. Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e) hereof, AVIF and AIM agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations thereunder, including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Participants asserting liability against LIFE COMPANY pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by LIFE COMPANY of Shares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that LIFE COMPANY reasonably deems necessary or appropriate as a result of the noncompliance.

      (c) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (i) under this Agreement, or (ii) to LIFE COMPANY, UNDERWRITER, each Account or Participants.




      (d) Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIF and/or AIM in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIF or AIM of any such action shall not relieve AVIF or AIM from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIF and/or AIM will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIF and/or AIM to such Indemnified Party of AVIF's or AIM's election to assume the defense thereof, the Indemnified Party will cooperate fully with AVIF and AIM and shall bear the fees and expenses of any additional counsel retained by it, and AVIF and AIM will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

      (e) In no event shall AVIF or AIM be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, LIFE COMPANY, UNDERWRITER or any other Participating Insurance Company or any Participant, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by LIFE COMPANY or UNDERWRITER hereunder or by any other Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by LIFE COMPANY or any other Participating Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by LIFE COMPANY or any other Participating Insurance Company to maintain its variable annuity or life insurance contracts (with respect to which any Fund serves as an underlying funding vehicle) as annuity contracts or life insurance contracts under applicable provisions of the Code.

                              12.3 Effect of Notice

Any notice given by the indemnifying Party to an Indemnified Party referred to in Sections 12.1(c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

                                 12.4 Successors

A successor by law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.


          Section 13.  Applicable Law

This Agreement will be construed and the provisions hereof interpreted under and in accordance with Delaware law, without regard for that state's principles of conflict of laws.


          Section 14.  Execution in Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.





          Section 15.  Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.


          Section 16.  Rights Cumulative

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.


          Section 17.  Headings

The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.


          Section 18.  Confidentiality




AVIF acknowledges that the identities of the customers of LIFE COMPANY or any of its affiliates (collectively, the "LIFE COMPANY Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the LIFE COMPANY Protected Parties or any of their employees or agents in connection with LIFE COMPANY's performance of its duties under this Agreement are the valuable property of the LIFE COMPANY Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the LIFE COMPANY Protected Parties' customers, or any other information or property of the LIFE COMPANY Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the LIFE COMPANY Protected Parties' customers who also maintain accounts directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with LIFE COMPANY's prior written consent; or (b) as required by law or judicial process. LIFE COMPANY acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the "AVIF Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF's performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. LIFE COMPANY agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties' customers or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by LIFE COMPANY from information supplied to it by the AVIF Protected Parties' customers who also maintain accounts directly with LIFE COMPANY, LIFE COMPANY will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.


          Section 19.  Trademarks and Fund Names

      (a) Except as may otherwise be provided in a License Agreement among A I M Management Group Inc., LIFE COMPANY and UNDERWRITER, neither LIFE COMPANY nor UNDERWRITER or any of their respective affiliates, shall use any trademark, trade name, service mark or logo of AVIF, AIM or any of their respective affiliates, or any variation of any such trademark, trade name, service mark or logo, without AVIF's or AIM's prior written consent, the granting of which shall be at AVIF's or AIM's sole option.

      (b) Except as otherwise expressly provided in this Agreement, neither AVIF, its investment adviser, its principal underwriter, or any affiliates thereof shall use any trademark, trade name, service mark or logo of LIFE COMPANY, UNDERWRITER or any of their affiliates, or any variation of any such trademark, trade name, service mark or logo, without LIFE COMPANY's or UNDERWRITER's prior written consent, the granting of which shall be at LIFE COMPANY's or UNDERWRITER's sole option.


          Section 20.  Parties to Cooperate

Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.


          Section 21.  Amendments; Need For

No provision of this Agreement may be amended or modified in any manner except by mutual written agreement executed by all parties hereto. The Parties shall, from time to time, review this Agreement to determine the extent to which an amendment thereto may be necessary or appropriate to reflect changes in applicable law or regulation, and shall cooperate in implementing any such amendment in a timely manner, it being understood and agreed to that no such amendment shall take effect except upon mutual written agreement of all Parties as stated above.

          Section 22.  Force Majeure

Each Party shall be excused from the performance of any of its obligations to the other where such nonperformance is occasioned by any event beyond its control which shall include, without limitation, any applicable order, rule or regulation of any federal, state or local body, agency or instrumentality with jurisdiction, work stoppage, accident, natural disaster, war, acts of terrorism or civil disorder, provided that the Party so excused shall use all reasonable efforts to minimize its nonperformance and overcome, remedy, cure or remove such event as soon as is reasonably practicable, and such performance shall be excused only for so long as, in any given case, the force or circumstances making performance impossible shall exist.



     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.


                                                       AIM VARIABLE INSURANCE FUNDS


Attest:                                                 By:
         --------------------------------------              -----------------------------------------------------------

Name:                                                   Name:
       ----------------------------------------                ---------------------------------------------------------

Title:                                                  Title:
        ---------------------------------------                 --------------------------------------------------------


                                                       A I M DISTRIBUTORS, INC.


Attest:                                                 By:
         --------------------------------------              -----------------------------------------------------------

Name:                                                   Name:
       ----------------------------------------                ---------------------------------------------------------

Title:                                                  Title:
        ---------------------------------------                 --------------------------------------------------------


                                                       MIDLAND    NATIONAL   LIFE   INSURANCE    COMPANY,    on   behalf
                                                       of itself and its separate accounts


Attest:   ________________________                     By:       ______________________________________

Name:     ________________________                     Name:     ______________________________________

Title:    ________________________                     Title:    ______________________________________


                                                       SAMMONS SECURITIES COMPANY, LLC


Attest:   ________________________                     By:       ______________________________________

Name:     ________________________                     Name:     ______________________________________

Title:    ________________________                     Title:    ______________________________________


SEPARATE ACCOUNTS UTILIZING THE FUNDS

Separate Account A - Variable Life Insurance Contracts
Separate Account C - Variable Annuity Contracts

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS


Form AS087A, National Advantage Variable Annuity


Form AS052A, Advantage II Variable Annuity
Form A053A1, Variable Annuity
Form A057A1, Variable Annuity II

LT-91 (VUL)
L101A1 (VUL2)
L109A1 (VEUL)
L108A1 (VUL3)
L114A1 (VSL)
L115A1 (VUL4)
L116A1 (VEUL2)
L119A1 (AVUL)
L121 (PVUL)
L122 (FVUL)
L126 (AdVUL)

And future variable contracts offered by Midland National Life Insurance Company in accordance with all terms of this Agreement.

                                   SCHEDULE B

                          AIM's PRICING ERROR POLICIES



Determination of Materiality

In the event that AIM discovers an error in the calculation of the Fund's net asset value, the following policies will apply:

If the amount of the error is less than $.01 per share, it is considered immaterial and no adjustments are made.

If the amount of the error is $.01 per share or more, then the following thresholds are applied:

      a. If the amount of the difference in the erroneous net asset value and the correct net asset value is less than .5% of the correct net asset value, AIM will reimburse the affected Fund to the extent of any loss resulting from the error. No other adjustments shall be made.

      b. If the amount of the difference in the erroneous net asset value and the correct net asset value is .5% of the correct net asset value or greater, then AIM will determine the impact of the error to the affected Fund and shall reimburse such Fund (and/or LIFE COMPANY, as appropriate, such as in the event that the error was not discovered until after LIFE COMPANY processed transactions using the erroneous net asset value) to the extent of any loss resulting from the error. To the extent that an overstatement of net asset value per share is detected quickly and LIFE COMPANY has not mailed redemption checks to Participants, LIFE COMPANY and AIM agree to examine the extent of the error to determine the feasibility of reprocessing such redemption transaction (for purposes of reimbursing the Fund to the extent of any such overpayment).

Reprocessing Cost Reimbursement

To the extent a reprocessing of Participant transactions is required pursuant to paragraph (b), above, AIM shall reimburse LIFE COMPANY for LIFE COMPANY's reprocessing costs in an amount not to exceed $1.00 per contract affected by $10 or more.

The Pricing Policies described herein may be modified by AVIF as approved by its Board. AIM agrees to use its best efforts to notify LIFE COMPANY at least five
(5) days prior to any such meeting of the Board of AVIF to consider such proposed changes.




                                   SCHEDULE C
                               EXPENSE ALLOCATIONS


================================================================== ===============================================================

                       Life Company                                                        AVIF / AIM

------------------------------------------------------------------ ---------------------------------------------------------------

preparing and filing the Account's registration statement          Preparing and filing the Fund's registration statement

------------------------------------------------------------------ ---------------------------------------------------------------

text composition for Account prospectuses and supplements          text composition for Fund prospectuses and supplements

------------------------------------------------------------------ ---------------------------------------------------------------

text alterations of prospectuses (Account) and supplements         text alterations of prospectuses (Fund) and supplements
(Account)                                                          (Fund)

------------------------------------------------------------------ ---------------------------------------------------------------

printing Account and Fund prospectuses and supplements             a camera ready stand-alone Fund prospectus
                                                                   a PDF stand-alone Fund prospectus

------------------------------------------------------------------ ---------------------------------------------------------------

text composition and printing Account SAIs                         text composition and printing Fund SAIs

------------------------------------------------------------------ ---------------------------------------------------------------

mailing and distributing Account SAIs to policy owners upon mailing and distributing Fund SAIs to policy owners upon request by policy owners request by policy owners

------------------------------------------------------------------ ---------------------------------------------------------------

mailing and distributing prospectuses (Account and Fund) and supplements
(Account and Fund) to policy owners of record as required by Federal Securities
Laws and to prospective purchasers

------------------------------------------------------------------ ---------------------------------------------------------------

text composition (Account), printing, mailing, and distributing    text composition of annual and semi-annual reports (Fund)
annual and semi-annual reports for Account (Fund and Account as, applicable)

------------------------------------------------------------------ ---------------------------------------------------------------

text composition, printing, mailing, distributing, and text composition, printing, mailing, distributing and tabulation of proxy statements and voting instruction tabulation of proxy statements and voting instruction solicitation materials to policy owners with respect to proxies solicitation materials to policy owners with respect to related to the Account proxies related to the Fund

------------------------------------------------------------------ ---------------------------------------------------------------

preparation, printing and distributing sales material and advertising relating to the Funds, insofar as such materials relate to the Contracts and filing such materials with and obtaining approval from, the SEC, the NASD, any state insurance regulatory authority, and any other appropriate regulatory authority, to the extent required

================================================================== ===============================================================

  Exhibit 26(h)(1)(q)


              FIRST AMENDMENT TO THE PARTICIPATION AGREEMNT


Reference is made to the Participation Agreement (the "Agreement"), dated December 21, 2004, by and between GOLDMAN SACHS VARIABLE INSURANCE TRUST (the "Distributor"), and MIDLAND NATIONAL LIFE INSURANCE COMPANY (the "Company").

The purpose of this letter (the "Amendment") is to amend Schedule 1 of the Agreement. Effective as of April __, 2006, the following separate accounts of the Company are hereby added to this Schedule 1 and made subject to the
Agreement:

================================ ============================== ============================== =============================
                                 Date Established by
Name of Account and              Board of Directors of the      SEC 1940 Act Registration      Type of Product Supported
Subaccounts                      Company                        Number                         by Account
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Separate Account C               March 1991                     811-07772                      Variable Annuity contracts
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Separate Account A               July 1987                      811-05271                      Variable Life Insurance
                                                                                               Policies
-------------------------------- ------------------------------ ------------------------------ -----------------------------
================================ ============================== ============================== =============================


IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this
Schedule 1 in accordance with Article XI of the Agreement.





Goldman Sachs Variable Insurance Trust                           Midland National Life Insurance Company

Goldman, Sachs & Co.


              SECOND AMENDMENT TO THE PARTICIPATION AGREEMNT


Reference is made to the Participation Agreement (the "Agreement"), dated December 21, 2004, by and between GOLDMAN SACHS VARIABLE INSURANCE TRUST (the "Distributor"), and MIDLAND NATIONAL LIFE INSURANCE COMPANY (the "Company").

The purpose of this letter (the "Amendment") is to amend Schedule 2 of the Agreement. Effective as of April __, 2006, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

================================ ============================== ============================== =============================
                                 SEC 1933 Act Registration      Name of Supporting
Policy Marketing Name            Number                         Account                        Annuity or Life
-------------------------------- ------------------------------ ------------------------------ -----------------------------
National Advantage Variable      333-71800                      AS087A                         Annuity
Annuity
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Advantage II Variable Annuity    333-108437                     AS085A                         Annuity
-------------------------------- ------------------------------ ------------------------------ -----------------------------
MNL Advisor Variable Annuity     333-119088                     AS104A                         Annuity
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Advantage III Variable Annuity   333-108437                     AS085A                         Annuity
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Advisor VUL                      333-58300                      L126                           Life
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Advanced VUL                     333-58300                      L119A1                         Life
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Premier 1.1 VUL                  333-14081                      L122                           Life
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Variable Executive Universal     333-14081                      L116A1                         Life
Life 2 (VEUL2)
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Variable Executive Universal     333-14081                      L109A1                         Life
Life (VEUL)
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Foundation 1.1 VUL               333-14061                      L121                           Life
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Variable Universal Life 4        333-14061                      L115A1                         Life
(VUL4)
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Variable Universal Life 3        333-14061                      L108A1                         Life
(VUL3)
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Survivorship Variable            333-80975                      L114A1                         Life
Universal Life (SVUL)
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Variable Universal Life 2        33-76318                       L101A1                         Life
(VUL2)
-------------------------------- ------------------------------ ------------------------------ -----------------------------
Variable Universal Life (VUL)    33-16354                       LT-91                          Life
================================ ============================== ============================== =============================


IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this
Schedule 2 in accordance with Article XI of the Agreement.





Goldman Sachs Variable Insurance Trust                           Midland National Life Insurance Company

Goldman, Sachs & Co.

April 25, 2006



The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-58300 Amendment 10) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.


Sincerely,


/s/



Stephen P. Horvat, Jr.
Senior Vice President - Legal

POWER OF ATTORNEY

The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Michels, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-119088; 333-108437;
333-71800; 33-64016; 333-128910; 333-128978) and under the Investment Company
Act of 1940 (811-05271; 811-07772) with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2006.

SIGNATURE                  DATE               SIGNATURE                  DATE

/s/                        1/26/06            /s/                        1/26/06
-------------------------- -------            -------------------------- -------
Michael M. Masterson                          John J. Craig II



/s/                        1/26/06            /s/                        1/26/06
-------------------------- -------            -------------------------- -------
Steven C. Palmitier                           Donald J. Iverson



/s/                        1/26/06            /s/                        1/26/06
-------------------------- -------            -------------------------- -------
Stephen P. Horvat, Jr.                        Thomas M. Meyer



/s/                        1/27/06
-------------------------- -------
Robert W. Korba

April 25, 2006


Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


Gentlemen:

This opinion is furnished in connection with the filing of Post- Effective Amendment No. 10 to Registration Statement No. 333-58300 on Form N-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.

In my opinion:

The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectuses included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract and Midland Nationals administrative procedures. The rate structure of the Contracts has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions. The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,

/s/


Randy D. Shaull, FSA, MAAA
Associate Actuary - Product Development

                                 April 21, 2006




Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193

                   RE: Advanced and Advisor Variable Universal Life Form N-6, File No. 333-58300

Gentlemen:

                   We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-58300). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        SUTHERLAND ASBILL & BRENNAN LLP



                                        By:      /s/
                                             -----------------------------------
                                                Frederick R. Bellamy

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in Post-Effective Amendment No. 10 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 333-58300) of our report dated April 19, 2006, on our audit of the financial statements of Midland National Life Separate Account A and our report dated April 3, 2006, on our audit of the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial Matters" in such Registration Statement.

/s/

St. Louis, Missouri
April 25, 2006